                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

                   CERTIFIED SHAREHOLDER REPORT OF REGISTERED
                         MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-08282

                              Loomis Sayles Funds I
              -----------------------------------------------------
               (Exact name of Registrant as specified in charter)

               399 Boylston Street, Boston, Massachusetts  02116
              -----------------------------------------------------
              (Address of principal executive offices)   (Zip code)

                           Coleen Downs Dinneen, Esq.
                    IXIS Asset Management Distributors, L.P.
                               399 Boylston Street
                           Boston, Massachusetts 02116
              -----------------------------------------------------
                     (Name and address of agent for service)

Registrant's telephone number, including area code: (617) 449-2810

Date of fiscal year end: September 30

Date of reporting period: September 30, 2005

Item 1. Reports to Stockholders.

The Registrant's annual report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940 is as follows:

[LOGO] LS LOOMIS SAYLES FUNDS

         Loomis Sayles Aggressive Growth Fund
         Loomis Sayles Small Cap Growth Fund
         Loomis Sayles Small Cap Value Fund
         Loomis Sayles Tax-Managed Equity Fund
         Loomis Sayles Value Fund
         Loomis Sayles Worldwide Fund


                    TABLE OF CONTENTS

                    Fund and Manager Review               1

                    Portfolio of Investments             18

                    Statements of Assets and Liabilities 47

                    Statements of Operations             49

                    Statements of Changes in Net Assets  51

                    Financial Highlights                 55

                    Notes to Financial Statements        61

         ANNUAL REPORT
         SEPTEMBER 30, 2005

FUND AND MANAGER REVIEW

LOOMIS SAYLES AGGRESSIVE GROWTH FUND

[PHOTO]

Phil Fine
Manager since February 1999
                          Manager since February 1999


 FUND FACTS
 SYMBOL | Institutional: LSAIX;
 Retail: LAGRX
 OBJECTIVE | Long-term capital growth from investments in common stocks or their equivalent
 STRATEGY | Invests primarily in common stocks or other equity securities (which may include securities offered in the secondary markets or in Initial Public Offerings) of companies with market capitalizations that fall within the capitalization range of the Russell Midcap Growth Index, although the Fund may invest in companies of any size
 FUND INCEPTION DATE | 12/31/96
 COMMENCEMENT OF OPERATIONS OF CLASS | Institutional: 1/2/97;
 Retail: 1/2/97
 EXPENSE RATIO | Institutional: 1.00%;
 Retail: 1.25%
 TOTAL NET ASSETS | $52.0 million


PORTFOLIO REVIEW
Favorable stock selection, particularly in the overweighted consumer discretionary and energy sectors, accounted for the Fund's strong one-year return and enabled it to outperform its benchmark, the Russell Midcap Growth Index, for the fiscal year ended September 30, 2005. Our strategy throughout much of the period included striking a balance between cyclical companies and defensive, non-cyclical stocks. However, as the cycle matured, we started to reduce the Fund's exposure to the cyclical areas of the economy, placing greater emphasis on stocks in non-cyclical sectors. In particular, we reduced exposure to homebuilders, retailers and apparel companies, and increased exposure to healthcare, consumer staples, and select consumer services. We focused on a few high-confidence themes--industries and stocks where we have strong conviction that the companies involved should benefit from macro tail winds, company-specific events, or both.

Due to the potential impact rising interest rates and higher energy prices may have on consumer spending, we reduced the Fund's weighting in consumer discretionary stocks from a significant overweight to an underweight. We also shifted the Fund's healthcare underweight to an overweight by adding exposure to healthcare services because these companies' earnings appeared to be more stable. Finally, our purchase of several wireless companies and Southwestern Energy led to a significant overweight in the utilities sector. Southwestern Energy was one of the Fund's best performers. The company has accumulated a large acreage position in Fayetteville shale in Arkansas, which is proving to be one of the most exciting and potentially most lucrative natural gas plays in North America.

We have been working to reduce the Fund's exposure to the consumer discretionary sector, even though our stock picks in this area had the greatest positive impact on performance for the period. Apparel and specialty retail stocks paced performance in the sector, as companies such as Coach and Chico's FAS continued to report strong same-store sales and profit growth. We sold both stocks. Energy had the second- greatest positive impact, as soaring commodity prices drove earnings and cash flow growth for the exploration, production and oilfield-service companies. The technology sector also had a positive impact on the Fund's results in absolute terms, although it had a negative impact relative to the Fund's benchmark. Semiconductor and storage stocks led this sector. In addition, the Fund benefited from a position in Apple Computer, which reported significant earnings growth on strong sales of the iPod and Macintosh notebooks and computers.

Healthcare was the Fund's weakest sector--and the only sector that generated a negative return for the year. In particular, stocks in the biotech and medical devices industries lagged, as several of our holdings reported disappointing results from their clinical trials. For example, Biogen Idec announced that its potential blockbuster drug for multiple sclerosis was implicated in cases of a rare brain disease, and it now seems unlikely the drug ever will come to market. We subsequently sold the position.

OUTLOOK
As we enter the final months of 2005, we anticipate some weakness in consumer sentiment, employment and GDP growth as a result of fallout from the hurricanes. Although oil prices already have returned to pre-hurricane levels, we believe prices are likely to remain a concern for the next several months. We also believe the Federal Reserve Board is likely to end its cycle of rate hikes earlier and at lower levels than previously expected.

The stock market has been surprisingly resilient, bouncing back from the initial shock of back-to-back hurricanes. Given this performance, our long term outlook for the market remains positive. If the "rate hikes are nearly over" rally has already begun, we believe the market's one-year return may reach the higher end of our expected range.

 AVERAGE ANNUAL TOTAL RETURNS
 PERIODS ENDED SEPTEMBER 30, 2005

                                                            SINCE
                            1 YEAR         5 YEARS        INCEPTION
                            ----------------------------------------------

                            LOOMIS SAYLES AGGRESSIVE GROWTH: INSTITUTIONAL
                            23.85%         -16.40%          9.71%
                            ----------------------------------------------

                            LOOMIS SAYLES AGGRESSIVE GROWTH: RETAIL
                            23.55          -16.63           9.41
                            ----------------------------------------------

                            LIPPER MID-CAP GROWTH FUNDS INDEX(c)
                            20.92           -6.30           6.22
                            ----------------------------------------------

                            RUSSELL MIDCAP GROWTH INDEX(c)
                            23.47           -4.50           8.22
                            ----------------------------------------------


CUMULATIVE PERFORMANCE

 INCEPTION TO SEPTEMBER 30, 2005(a)(b)

                                     [CHART]

                  Loomis Sayles  Lipper Mid-Cap
                    Aggressive        Growth        Russell Midcap
                   Growth Fund    Funds Index(c)    Growth Index(c)
                  --------------  --------------    --------------
 12/96            $  250,000          $250,000         $250,000
  1/97               265,500           256,397          261,061
  2/97               257,243           239,354          255,313
  3/97               240,754           221,150          240,886
  4/97               243,498           219,235          246,786
  5/97               265,486           247,788          268,901
  6/97               267,982           258,228          276,343
  7/97               295,235           273,998          302,793
  8/97               288,475           273,237          299,837
  9/97               314,235           292,801          315,012
 10/97               307,228           276,403          299,240
 11/97               297,735           271,981          302,386
 12/97               306,607           278,351          306,356
  1/98               290,602           273,087          300,840
  2/98               313,821           296,284          329,124
  3/98               324,491           311,625          342,920
  4/98               333,025           312,981          347,577
  5/98               318,072           294,737          333,279
  6/98               334,358           308,295          342,709
  7/98               317,272           287,776          328,029
  8/98               252,961           225,733          265,422
  9/98               280,433           249,272          285,500
 10/98               299,390           258,441          306,521
 11/98               301,785           278,080          327,197
 12/98               341,983           313,952          361,083
  1/99               345,300           329,536          371,908
  2/99               338,394           303,940          353,720
  3/99               434,058           325,607          373,420
  4/99               456,195           338,963          390,435
  5/99               473,074           337,552          385,412
  6/99               535,000           364,759          412,319
  7/99               530,827           359,767          399,191
  8/99               561,774           357,945          395,042
  9/99               555,145           368,394          391,679
 10/99               695,041           400,964          421,963
 11/99               815,700           451,259          465,661
 12/99             1,018,402           545,390          546,293
  1/00             1,046,917           536,026          546,182
  2/00             1,423,493           670,359          661,006
  3/00             1,292,817           623,177          661,685
  4/00             1,170,516           540,968          597,454
  5/00             1,052,645           492,337          553,903
  6/00             1,201,700           568,843          612,677
  7/00             1,173,099           545,247          573,879
  8/00             1,388,480           616,555          660,427
  9/00             1,377,234           586,921          628,140
 10/00             1,166,792           539,463          585,150
 11/00               873,461           426,655          457,993
 12/00               961,331           457,408          482,109
  1/01               881,925           463,620          509,649
  2/01               688,607           394,076          421,494
  3/01               589,930           352,264          361,172
  4/01               686,029           398,709          421,375
  5/01               654,129           401,997          419,393
  6/01               634,178           400,428          419,614
  7/01               570,887           379,366          391,316
  8/01               498,556           353,948          362,953
  9/01               397,199           302,898          302,968
 10/01               435,847           319,762          334,814
 11/01               480,957           346,026          370,860
 12/01               486,825           361,034          384,958
  1/02               470,126           347,226          372,458
  2/02               422,691           329,962          351,343
  3/02               457,859           350,761          378,158
  4/02               433,821           339,101          358,137
  5/02               405,709           327,786          347,451
  6/02               367,045           298,335          309,107
  7/02               330,414           266,160          279,076
  8/02               325,128           262,987          278,104
  9/02               313,423           246,647          256,009
 10/02               326,023           259,085          275,839
 11/02               350,637           274,472          297,429
 12/02               309,052           258,247          279,459
  1/03               305,250           254,417          276,716
  2/03               302,625           250,489          274,309
  3/03               303,805           254,073          279,417
  4/03               326,652           271,896          298,442
  5/03               362,975           294,377          327,158
  6/03               363,266           298,986          331,824
  7/03               382,591           310,778          343,682
  8/03               417,445           326,063          362,609
  9/03               401,040           315,122          355,578
 10/03               440,302           339,841          384,234
 11/03               443,516           347,922          394,516
 12/03               432,960           349,706          398,822
  1/04               450,235           358,542          411,991
  2/04               441,141           363,487          418,902
  3/04               451,110           363,400          418,102
  4/04               445,246           351,872          406,298
  5/04               466,351           359,534          415,886
  6/04               483,932           368,183          422,505
  7/04               442,943           342,024          394,524
  8/04               429,167           336,100          389,660
  9/04               454,059           350,478          404,208
 10/04               464,003           360,835          417,918
 11/04               495,045           380,891          439,501
 12/04               516,728           398,778          460,556
  1/05               501,949           385,893          448,228
  2/05               517,911           390,875          459,578
  3/05               498,386           383,086          452,864
  4/05               470,576           364,634          434,944
  5/05               503,422           386,263          459,855
  6/05               516,159           395,103          468,405
  7/05               544,290           417,847          495,736
  8/05               543,691           416,539          492,708
  9/05               562,358           423,811          499,088



Data quoted reflects past performance and cannot guarantee future results. Average annual total returns assume reinvestment of dividends and capital gain distributions. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. For performance current to the most recent month end, please visit the Loomis Sayles website. Current performance may be higher or lower than quoted.

Returns do not reflect the taxes that a shareholder would pay on fund distributions or the redemption of shares. Performance data reflects certain fee waivers and reimbursements. Without such waivers, performance would be lower.

(a) Cumulative performance is shown for the Institutional Class of shares. Performance of the Retail Class of shares would be lower due to higher fees.
(b) The mountain chart is based on the initial investment minimum of $250,000 for the Institutional Class. (c) See page 13 for a description of the indexes.

WHAT YOU SHOULD KNOW
Small- and mid-cap stocks may be more volatile than larger, more established companies. The secondary market for these stocks may be less liquid, which could adversely impact the Fund's value. Foreign investments involve special risks, including greater economic, political and currency fluctuation risks, which may be even greater in emerging markets. Foreign countries may have different accounting standards than U.S. standards. Growth funds involve increased risks, in part, because the value of the underlying securities is based on future expectations that may or may not be met.

FUND AND MANAGER REVIEW

LOOMIS SAYLES SMALL CAP GROWTH FUND

[PHOTO]


                                  JOHN SLAVIK
                           Manager since April 2005

[PHOTO]

Mark F. Burns
Manager since January 2005
                                 MARK F. BURNS
                          Manager since January 2005

 FUND FACTS
 SYMBOL | Institutional: LSSIX;
 Retail: LCGRX
 OBJECTIVE | Long-term capital growth from investments in common stocks or other equity securities
 STRATEGY | Invests at least 80% of its net assets (plus any borrowings made for investment purposes) in equity securities of companies with market capitalizations that fall within the capitalization range of the Russell 2000 Index, an index that tracks stocks of the 2,000 smallest U.S. companies
 FUND INCEPTION DATE | 12/31/96
 COMMENCEMENT OF OPERATIONS OF CLASS | Institutional: 1/2/97;
 Retail: 1/2/97
 EXPENSE RATIO | Institutional: 1.00%;
 Retail: 1.25%
 TOTAL NET ASSETS | $19.4 million

PORTFOLIO REVIEW
Our stock selections were primarily responsible for the Fund's ability to outperform its benchmark, the Russell 2000 Growth Index, for the fiscal year ended September 30, 2005. The risk control measures implemented early in the period also contributed to the Fund's strong return. In particular, we expanded the number of securities in the portfolio to spread risk over a greater number of stocks, and placed greater restraints on sector allocations. These measures helped reduce the Fund's volatility while still delivering strong results.

The Fund realized its best performance from stocks in the healthcare and technology sectors. Healthcare was a strong benchmark performer, and our overweight of the sector contributed to performance. More importantly, our stock selections boosted results. For example, Intuitive Surgical, a company that makes robots for surgical procedures, experienced rapid margin expansion and revenue growth of more than 50% and was sold at a healthy profit. Stock selection also made the difference in the technology sector where our holdings in the semiconductor industry generated notable results.

The Fund's producer durables holdings also generated strong performance. Specifically, companies serving the energy and home building industries posted stellar results.

Consumer staples was the only sector that had a negative impact on the Fund's one-year return. The group's poor performance was due to a single holding, Provide Commerce, an on-line flower merchant that experienced some advertising cost issues which derailed its earnings profile. The stock is no longer held by the Fund. Although the results generated by investments in the materials and transportation sectors were positive on an absolute basis, they underperformed somewhat relative to the benchmark.

OUTLOOK
As we enter the final months of 2005, we anticipate some initial economic weakness to reflect itself in consumer sentiment, employment and GDP growth as a result of the destruction from hurricanes Katrina and Rita. Although oil prices have been volatile, they are likely to remain a concern and require active monitoring for the next several months.

While recent changes at the head of the Federal Reserve Board add some uncertainty, we believe the market will begin to anticipate the end of the rate hike cycle. The market has been surprisingly resilient in the face of aforementioned economic headwinds, especially given the initial shock of back-to-back major hurricanes. Given this performance, our long-term outlook for the market remains positive. As the market begins to discount the end of the Fed tightening cycle, we believe the high end of our expected one-year return range could be reached.

Although some funds have relied on aggressive sector allocation to generate performance, we continue to focus on a bottom-up stock selection process. We believe this process will be an increasingly important driver of performance as the market will be willing to pay a premium for companies able to demonstrate predictable and/or above-average growth and profitability.
 AVERAGE ANNUAL TOTAL RETURNS
 PERIODS ENDED SEPTEMBER 30, 2005

                                                           SINCE
                            1 YEAR        5 YEARS        INCEPTION
                            ---------------------------------------------

                            LOOMIS SAYLES SMALL CAP GROWTH: INSTITUTIONAL
                            23.66%        -15.25%          2.53%
                            ---------------------------------------------

                            LOOMIS SAYLES SMALL CAP GROWTH: RETAIL
                            23.46         -15.46           2.28
                            ---------------------------------------------

                            LIPPER SMALL-CAP GROWTH FUNDS INDEX(c)
                            18.96          -2.66           6.52
                            ---------------------------------------------

                            RUSSELL 2000 INDEX(c)
                            17.95           6.45           8.60
                            ---------------------------------------------

                            RUSSELL 2000 GROWTH INDEX(c)
                            17.97          -2.54           3.91
                            ---------------------------------------------


CUMULATIVE PERFORMANCE

 INCEPTION TO SEPTEMBER 30, 2005(a)(b)
                                     [CHART]

                                      Lipper         Russell
                   Loomis Sayles     Small-Cap        2000          Russell
                    Small Cap      Growth Funds      Growth          2000
                   Growth Fund       Index(c)        Index(c)       Index(c)
                   -----------     ------------      --------       --------
 12/96              $250,000         $250,000         $250,000         $250,000
  1/97               256,500          255,797          256,245          254,996
  2/97               237,493          237,326          240,769          248,813
  3/97               212,747          220,207          223,779          237,073
  4/97               208,747          216,928          221,191          237,734
  5/97               242,752          247,023          254,436          264,182
  6/97               257,001          260,237          263,063          275,503
  7/97               277,741          275,899          276,542          288,323
  8/97               282,491          280,282          284,841          294,920
  9/97               313,734          303,870          307,571          316,506
 10/97               291,741          288,334          289,097          302,603
 11/97               288,503          281,817          282,204          300,645
 12/97               298,572          278,064          282,363          305,908
  1/98               288,809          273,937          278,596          301,080
  2/98               320,202          296,085          303,193          323,343
  3/98               334,707          309,478          315,911          336,678
  4/98               330,222          311,729          317,848          338,541
  5/98               302,516          289,667          294,756          320,308
  6/98               332,042          298,156          297,767          320,982
  7/98               299,336          275,720          272,902          294,997
  8/98               231,806          215,500          209,905          237,715
  9/98               259,228          227,024          231,187          256,318
 10/98               269,520          235,975          243,245          266,771
 11/98               303,264          255,166          262,115          280,748
 12/98               354,424          280,746          285,834          298,121
  1/99               364,702          287,535          298,691          302,083
  2/99               341,763          259,868          271,368          277,616
  3/99               367,873          271,613          281,033          281,950
  4/99               371,295          282,219          305,852          307,215
  5/99               364,426          283,757          306,336          311,702
  6/99               419,017          310,316          322,473          325,797
  7/99               406,614          309,220          312,501          316,858
  8/99               418,487          304,885          300,814          305,131
  9/99               441,420          315,937          306,616          305,198
 10/99               498,098          334,359          314,470          306,434
 11/99               550,847          376,545          347,721          324,731
 12/99               679,800          452,471          409,007          361,491
  1/00               667,428          447,759          405,201          355,685
  2/00               908,703          578,948          499,476          414,422
  3/00               788,481          533,505          446,973          387,099
  4/00               725,166          467,554          401,845          363,805
  5/00               627,051          429,327          366,657          342,602
  6/00               701,420          504,937          414,022          372,467
  7/00               629,454          472,086          378,540          360,483
  8/00               734,950          522,857          418,358          387,989
  9/00               711,506          496,964          397,574          376,585
 10/00               641,849          459,679          365,301          359,775
 11/00               476,188          381,396          298,975          322,843
 12/00               556,378          415,131          317,270          350,570
  1/01               531,174          427,780          342,949          368,822
  2/01               413,519          373,014          295,939          344,622
  3/01               352,235          336,786          269,033          327,764
  4/01               416,835          373,146          301,970          353,405
  5/01               405,331          383,257          308,964          362,092
  6/01               415,180          392,921          317,390          374,595
  7/01               356,598          371,018          290,313          354,318
  8/01               316,374          349,053          272,183          342,874
  9/01               247,816          294,576          228,265          296,719
 10/01               276,439          316,162          250,225          314,083
 11/01               297,476          340,661          271,112          338,398
 12/01               309,256          361,298          287,991          359,285
  1/02               294,380          350,373          277,746          355,548
  2/02               257,612          329,170          259,769          345,804
  3/02               273,610          356,082          282,348          373,597
  4/02               263,514          346,687          276,239          377,002
  5/02               250,891          332,779          260,087          360,270
  6/02               229,290          308,052          238,032          342,394
  7/02               196,731          264,364          201,449          290,682
  8/02               194,488          263,980          201,355          289,942
  9/02               178,209          247,970          186,811          269,120
 10/02               189,722          258,551          196,260          277,749
 11/02               200,668          280,207          215,716          302,536
 12/02               180,742          261,487          200,840          285,691
  1/03               174,850          254,582          195,384          277,784
  2/03               172,612          246,649          190,173          269,391
  3/03               170,920          251,735          193,052          272,859
  4/03               188,884          272,540          211,323          298,731
  5/03               209,926          300,331          235,137          330,789
  6/03               214,145          310,509          239,668          336,775
  7/03               229,028          328,666          257,786          357,847
  8/03               247,282          346,094          271,633          374,254
  9/03               241,100          337,594          264,757          367,346
 10/03               261,039          368,222          287,629          398,194
 11/03               269,731          378,027          297,006          412,325
 12/03               259,077          378,566          298,334          420,691
  1/04               277,601          396,277          314,007          438,968
  2/04               266,663          394,788          313,521          442,903
  3/04               265,543          392,059          314,986          447,031
  4/04               254,045          372,901          299,175          424,239
  5/04               262,175          380,679          305,126          430,991
  6/04               272,557          391,533          315,278          449,142
  7/04               247,563          356,991          286,979          418,900
  8/04               236,893          345,426          280,801          416,747
  9/04               251,486          365,160          296,328          436,311
 10/04               254,856          375,398          303,528          444,900
 11/04               269,459          401,685          329,184          483,490
 12/04               283,498          419,415          341,015          497,801
  1/05               278,735          403,540          325,652          477,031
  2/05               283,780          411,512          330,122          485,111
  3/05               275,636          397,685          317,739          471,224
  4/05               261,330          375,467          297,517          444,237
  5/05               279,859          400,351          318,494          473,313
  6/05               293,040          414,342          328,792          491,569
  7/05               312,117          439,625          351,774          522,713
  8/05               307,903          432,032          346,817          513,021
  9/05               311,048          434,380          349,566          514,631




Data quoted reflects past performance and cannot guarantee future results. Average annual total returns assume reinvestment of dividends and capital gains distributions. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. For performance current to the most recent month end, please visit the Loomis Sayles website. Current performance may be higher or lower than quoted.

Returns do not reflect the taxes that a shareholder would pay on fund distributions or the redemption of shares. Performance data reflects certain fee waivers and reimbursements. Without such waivers, performance would be lower.

(a) Cumulative performance is shown for the Institutional Class of shares. Performance of the Retail Class would be lower due to higher fees. (b) The mountain chart is based on the initial investment minimum of $250,000 for the Institutional Class. (c) See page 13 for a description of the indexes.

WHAT YOU SHOULD KNOW
Small- and mid-cap stocks may be more volatile than larger, more established companies. The secondary market for these stocks may be less liquid, which could adversely impact the Fund's value. Foreign investments involve special risks, including greater economic, political and currency fluctuation risks, which may be even greater in emerging markets. Foreign countries may have different accounting standards than U.S. standards. Growth funds involve increased risks, in part, because the value of the underlying securities is based on future expectations that may or may not be met.

FUND AND MANAGER REVIEW

LOOMIS SAYLES SMALL CAP VALUE FUND

/s/ Joseph Katz
                          Manager since January 2000

[PHOTO]

Daniel Thelen
Manager since April 2000
                           Manager since April 2000


 FUND FACTS
 SYMBOL | Institutional: LSSCX;
 Retail: LSCRX; Admin: LSVAX
 OBJECTIVE | Long-term capital growth from investments in common stocks or other equity securities
 STRATEGY | Invests at least 80% of its net assets (plus any borrowings made for investment purposes) in equity securities of companies with market capitalizations that fall within the capitalization range of the Russell 2000 Index
 FUND INCEPTION DATE | 5/13/91
 COMMENCEMENT OF OPERATIONS OF CLASS | Institutional: 5/13/91;
 Retail: 1/2/97; Admin; 1/2/98
 EXPENSE RATIO | Institutional: 0.90%; Retail: 1.15%; Admin: 1.40%
 TOTAL NET ASSETS | $706.6 million

PORTFOLIO REVIEW
The Fund's performance for the fiscal year ended September 30, 2005 was in line with that of its benchmark, the Russell 2000 Value Index. Throughout the year we positioned the Fund in a fairly conservative manner, focusing on higher-quality companies with solid balance sheets, positive earnings trends and healthy cash flows. We continued to seek misunderstood and undiscovered small companies operating in niche environments--companies that appeared to be attractively valued, with a catalyst for improvement.

Our overall sector weightings and our individual stock selections contributed positively to the Fund's attractive one-year return. Most notably, the Fund kept pace with the market in the energy sector, which was the strongest-performing sector for the period. Sharply rising commodity prices--fueled by a tightening of supply and continued strong demand--provided a favorable backdrop for rapidly growing earnings and cash flow. In particular, Energy Partners, an exploration and production company operating out of the Gulf of Mexico, saw its stock price nearly double during the year due to rising commodity prices and increased production volume. Cal Dive International, a provider of construction and maintenance services to oil and gas exploration companies, experienced excellent growth in its marine construction operations. The company's oil and gas production subsidiary also saw improving trends on higher commodity prices.

We increased the Fund's weighting in the materials and processing sector, as we expected good results from select basic materials and construction-related companies. Since the economy appears to be growing at a solid pace, certain companies were able to pass along price increases to their customers. In addition, favorable stock selections and a healthy weighting in basic materials stocks contributed positively to performance.

We reduced the Fund's exposure to its weakest sector, healthcare, by eliminating some underperforming stocks. In particular, stock selection in the generic drug industry hurt performance. Perrigo, a manufacturer of store-brand pharmaceutical and nutritional products, was a disappointment, as two primary issues weighed on the stock. First, several retailers have moved pseudo-ephedrine-based products off their shelves, putting them behind the pharmacy counter, because of selective instances of consumer abuse of the products. The Perrigo products are still available, but there may be a negative impact on product sales. Second, the company recently completed a sizeable acquisition in the generic pharmaceutical industry, which depressed the stock's value due to generally weak trends in the over-the-counter generic drug industry. Two other pharmaceutical stocks in the portfolio--Andrx Corporation and Par Pharmaceutical Companies--declined on the negative sentiment in the generic drug industry. Andrx was sold.

The Fund's automotive-related stocks were also weak as a result of price increases for raw materials and uninspiring demand. In addition, a generally weak retail environment put pressure on certain consumer-related holdings, including Cost Plus Inc. With consumer spending facing strong headwinds from higher fuel prices and a slowing housing/mortgage arena, we reduced the Fund's weighting in the consumer discretionary sector.

OUTLOOK
We expect some post-hurricane weakness in the economy, particularly in the areas of consumer sentiment, employment and GDP growth. High oil prices remain a concern and will warrant continued monitoring throughout the next several months. In response, we believe the Federal Reserve Board may end its cycle of rate hikes earlier and at lower levels than previously expected. The market's surprising resiliency--evidenced by its positive performance in the wake of back-to-back hurricanes and the potential for a slowdown in economic growth--leads us to believe that returns may reach the higher end of our expected range for calendar 2005.

 AVERAGE ANNUAL TOTAL RETURNS
 PERIODS ENDED SEPTEMBER 30, 2005

                                                       SINCE
                      1 YEAR   5 YEARS   10 YEARS   INCEPTION(a)
                      --------------------------------------------
                      LOOMIS SAYLES SMALL CAP VALUE: INSTITUTIONAL
                      17.99%    12.79%    13.47%       15.17%
                      --------------------------------------------
                      LOOMIS SAYLES SMALL CAP VALUE: RETAIL(a)
                      17.69     12.52     13.21        14.99
                      --------------------------------------------
                      LOOMIS SAYLES SMALL CAP VALUE: ADMIN(a)
                      17.40     12.22     12.82        14.62
                      --------------------------------------------
                      LIPPER SMALL-CAP CORE FUNDS INDEX(b)(c)
                      17.89      7.90     10.91          N/A
                      --------------------------------------------
                      RUSSELL 2000 VALUE INDEX(c)
                      17.75     15.18     13.33        14.82
                      --------------------------------------------
                      RUSSELL 2000 INDEX(c)
                      17.95      6.45      9.37        11.50
                      --------------------------------------------


CUMULATIVE PERFORMANCE

 INCEPTION TO SEPTEMBER 30, 2005(d)(e)

                                     [CHART]

               Loomis Sayles      Lipper Small-
                 Small Cap         Cap Core       Russell 2000      Russell
                 Value Fund    Funds Index(b)(c)  Value Index(c)  2000 Index(c)
               -------------   -----------------  --------------  -------------
  5/91          $  250,000                          $  250,000     $  250,000
  5/91             255,500                             261,728        261,916
  6/91             246,506                             249,473        246,653
  7/91             266,005                             255,952        255,308
  8/91             286,248                             263,720        264,758
  9/91             286,506                             264,026        266,831
 10/91             292,264                             267,028        273,889
 11/91             285,016                             256,192        261,221
 12/91             326,201         $  250,000          272,804        282,138
  1/92             359,376            265,945          295,624        304,999
  2/92             379,501            273,568          309,725        313,896
  3/92             359,122            264,312          306,355        303,271
  4/92             340,842            255,365          302,112        292,646
  5/92             341,354            254,825          310,327        296,538
  6/92             311,588            245,833          300,278        282,514
  7/92             320,219            252,555          311,590        292,344
  8/92             309,779            248,421          305,517        284,095
  9/92             313,187            249,627          311,285        290,647
 10/92             323,115            258,944          318,551        299,885
 11/92             353,940            277,051          338,259        322,832
 12/92             369,053            287,564          352,287        334,079
  1/93             385,956            296,024          370,979        345,386
  2/93             377,079            289,261          372,463        337,409
  3/93             392,841            297,159          386,591        348,358
  4/93             382,824            287,452          377,301        338,796
  5/93             399,170            298,214          389,167        353,787
  6/93             401,166            300,514          392,856        355,994
  7/93             410,914            303,304          399,600        360,909
  8/93             432,980            312,400          415,222        376,501
  9/93             452,768            317,447          425,169        387,126
 10/93             465,083            324,170          434,894        397,090
 11/93             447,317            316,166          423,565        384,020
 12/93             460,155            325,338          436,038        397,150
  1/94             469,910            333,938          451,601        409,602
  2/94             462,767            333,304          450,293        408,121
  3/94             436,066            320,340          430,084        386,573
  4/94             431,182            319,794          434,322        388,871
  5/94             424,671            320,604          433,699        384,504
  6/94             414,564            310,196          422,386        371,448
  7/94             416,844            314,670          430,189        377,550
  8/94             436,394            329,162          447,122        398,589
  9/94             436,088            329,749          442,378        397,254
 10/94             433,167            331,467          434,283        395,686
 11/94             415,927            323,070          416,763        379,706
 12/94             421,999            325,868          429,306        389,907
  1/95             423,307            329,229          427,200        384,988
  2/95             439,732            342,338          443,008        401,003
  3/95             450,241            349,588          445,199        407,909
  4/95             451,547            355,463          458,439        416,979
  5/95             460,758            359,779          468,257        424,149
  6/95             473,245            374,109          484,258        446,152
  7/95             504,763            394,788          501,926        471,851
  8/95             529,042            407,916          516,837        481,612
  9/95             538,882            414,898          524,553        490,213
 10/95             510,968            400,223          503,602        468,290
 11/95             535,597            412,187          523,618        487,965
 12/95             557,396            426,052          539,838        500,839
  1/96             558,510            429,170          543,420        500,301
  2/96             586,548            444,379          551,937        515,895
  3/96             600,038            455,506          563,523        526,396
  4/96             635,681            486,931          578,898        554,543
  5/96             661,871            508,903          593,556        576,396
  6/96             646,250            485,793          586,548        552,727
  7/96             609,867            446,334          555,366        504,450
  8/96             640,421            469,085          579,461        533,738
  9/96             662,067            488,809          595,280        554,597
 10/96             671,800            479,658          602,183        546,049
 11/96             703,912            496,987          634,587        568,549
 12/96             727,141            505,760          655,187        583,449
  1/97             740,084            517,036          665,260        595,109
  2/97             730,463            503,508          671,575        580,680
  3/97             714,539            478,111          653,562        553,280
  4/97             707,822            478,242          663,172        554,822
  5/97             784,762            529,245          715,970        616,546
  6/97             821,567            559,170          752,202        642,968
  7/97             868,643            592,820          783,774        672,887
  8/97             886,798            607,321          796,217        688,283
  9/97             939,651            652,898          849,164        738,661
 10/97             910,052            626,902          826,076        706,213
 11/97             906,685            618,871          835,128        701,645
 12/97             916,024            618,206          863,435        713,926
  1/98             895,871            609,161          847,814        702,659
  2/98             959,299            654,637          899,067        754,616
  3/98           1,002,084            685,496          935,534        785,738
  4/98             997,674            692,091          940,158        790,086
  5/98             954,874            656,163          906,874        747,534
  6/98             942,556            653,811          901,752        749,107
  7/98             881,573            606,640          831,121        688,464
  8/98             730,560            489,398          700,960        554,778
  9/98             767,453            509,982          740,546        598,194
 10/98             807,821            530,915          762,535        622,590
 11/98             853,543            560,518          783,175        655,209
 12/98             906,122            595,725          807,733        695,755
  1/99             863,625            591,259          789,399        705,001
  2/99             802,653            542,960          735,503        647,899
  3/99             803,134            545,426          729,435        658,014
  4/99             868,590            582,266          796,024        716,977
  5/99             886,048            594,314          820,492        727,450
  6/99             926,984            628,657          850,200        760,345
  7/99             915,489            625,223          830,023        739,482
  8/99             885,003            602,297          799,682        712,114
  9/99             865,533            601,830          783,694        712,270
 10/99             857,051            607,069          768,013        715,155
 11/99             874,878            646,203          771,994        757,856
 12/99             909,435            715,909          795,713        843,645
  1/00             875,695            702,150          774,905        830,097
  2/00             937,607            801,151          822,268        967,176
  3/00             990,769            789,758          826,123        903,410
  4/00             992,850            745,843          831,013        849,047
  5/00             950,356            714,136          818,331        799,563
  6/00             981,528            777,128          842,243        869,262
  7/00             997,919            752,970          870,306        841,295
  8/00           1,060,289            820,051          909,215        905,486
  9/00           1,044,385            798,977          904,060        878,874
 10/00           1,063,810            774,942          900,851        839,641
 11/00           1,029,662            697,771          882,512        753,451
 12/00           1,120,272            765,544          977,337        818,159
  1/01           1,151,416            792,794        1,004,314        860,755
  2/01           1,121,940            742,434        1,002,928        804,277
  3/01           1,081,550            707,334          986,842        764,935
  4/01           1,141,035            763,688        1,032,519        824,776
  5/01           1,174,353            791,519        1,059,070        845,048
  6/01           1,220,153            815,994        1,101,681        874,227
  7/01           1,227,230            797,090        1,076,976        826,906
  8/01           1,212,994            774,784        1,073,245        800,198
  9/01           1,084,781            673,267          954,769        692,481
 10/01           1,122,965            713,264          979,707        733,006
 11/01           1,191,353            766,270        1,050,104        789,753
 12/01           1,275,582            820,091        1,114,398        838,499
  1/02           1,273,796            810,375        1,129,190        829,778
  2/02           1,284,751            788,738        1,136,065        807,036
  3/02           1,359,395            849,341        1,221,145        871,899
  4/02           1,363,065            853,515        1,264,131        879,845
  5/02           1,337,985            821,702        1,222,322        840,796
  6/02           1,293,296            775,677        1,195,260        799,078
  7/02           1,124,521            670,247        1,017,670        678,393
  8/02           1,142,851            673,799        1,013,148        676,665
  9/02           1,056,680            626,103          940,778        628,071
 10/02           1,074,432            648,354          954,930        648,208
 11/02           1,128,261            696,200        1,031,134        706,057
 12/02           1,106,824            662,377          987,077        666,744
  1/03           1,078,047            643,007          959,285        648,291
  2/03           1,054,761            622,929          927,036        628,702
  3/03           1,057,820            628,189          936,937        636,798
  4/03           1,144,667            680,497        1,025,932        697,177
  5/03           1,216,208            740,279        1,130,685        771,993
  6/03           1,241,870            757,321        1,149,843        785,964
  7/03           1,289,558            796,158        1,207,184        835,142
  8/03           1,338,433            830,662        1,253,039        873,432
  9/03           1,304,838            812,622        1,238,666        857,310
 10/03           1,413,009            876,479        1,339,669        929,304
 11/03           1,454,127            908,054        1,391,094        962,283
 12/03           1,489,027            933,305        1,441,403        981,806
  1/04           1,522,976            962,874        1,491,241      1,024,461
  2/04           1,552,522            979,629        1,520,117      1,033,645
  3/04           1,578,294            990,251        1,541,139      1,043,278
  4/04           1,523,685            956,217        1,461,439        990,088
  5/04           1,535,570            964,540        1,479,080      1,005,846
  6/04           1,603,903          1,005,716        1,554,201      1,048,206
  7/04           1,537,341            952,723        1,482,754        977,627
  8/04           1,559,325            944,388        1,497,299        972,602
  9/04           1,615,772            991,351        1,556,525      1,018,262
 10/04           1,631,445          1,007,585        1,580,705      1,038,305
 11/04           1,743,036          1,087,155        1,720,972      1,128,366
 12/04           1,814,152          1,104,726        1,762,049      1,161,765
  1/05           1,754,285          1,072,697        1,693,888      1,113,292
  2/05           1,791,125          1,097,759        1,727,522      1,132,150
  3/05           1,765,333          1,070,118        1,691,957      1,099,740
  4/05           1,678,478          1,012,334        1,604,679      1,036,759
  5/05           1,753,506          1,066,587        1,702,550      1,104,616
  6/05           1,818,211          1,102,937        1,777,838      1,147,222
  7/05           1,925,303          1,168,485        1,878,996      1,219,905
  8/05           1,891,995          1,157,687        1,835,857      1,197,287
  9/05           1,906,229          1,168,731        1,832,825      1,201,043

Data quoted reflects past performance and cannot guarantee future results. Average annual total returns assume reinvestment of dividends and capital gains distributions. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. For performance current to the most recent month end, please visit the Loomis Sayles website. Current performance may be higher or lower than quoted.

Returns do not reflect the taxes that a shareholder would pay on fund distributions or the redemption of shares. Performance data reflects certain fee waivers and reimbursements. Without such waivers, performance would be lower.

(a) Performance shown for periods prior to the inception date of the Retail Class (12/31/96) and Admin Class (1/02/98) represents the performance of the Institutional Class of shares during the periods shown, adjusted to reflect the current levels of management and 12b-1 fees payable by the respective Classes. Since index performance data is not available coincident with the Fund's inception date, the beginning value of the index is the value as of the month end closest to the Fund's inception date. (b) The Lipper Small-Cap Core Funds Index performance data is not available prior to January 1, 1992. (c) See page 13 for a description of the indexes. (d) Cumulative performance is shown for the Institutional Class of shares. Performance of the Retail and Admin Classes would be lower due to higher fees and expenses. (e) The mountain chart is based on the initial investment minimum of $250,000 for the Institutional Class.

WHAT YOU SHOULD KNOW
Value stocks may fall out of favor with investors and underperform the overall equity market during any given period. Small- and mid-cap stocks may be more volatile than larger, more established companies. The secondary market for these stocks may be less liquid, which could adversely impact the Fund's value. Foreign investments involve special risks, including greater economic, political and currency fluctuation risks, which may be even greater in emerging markets. Foreign countries may have different accounting standards than U.S. standards.

FUND AND MANAGER REVIEW

LOOMIS SAYLES TAX-MANAGED EQUITY FUND

[PHOTO]


                                 DAVID SOWERBY
                           Manager since August 2005

[PHOTO]

Mark Shank
Manager since June 2003

 FUND FACTS
 SYMBOL | LSCGX
 OBJECTIVE | Long-term capital growth
 STRATEGY | Invests at least 80% of net assets (plus any borrowings made for investment purposes) in equity securities and may invest in companies of any size; the Fund uses a tax-managed approach in an effort to minimize the effect of federal income tax
 FUND INCEPTION DATE | 10/1/95
 FUND REGISTRATION DATE | 3/7/97
 EXPENSE RATIO | 0.65%
 TOTAL NET ASSETS | $9.2 million

PORTFOLIO REVIEW
With the profit cycle moderating, our primary strategy during the fiscal year focused on searching for companies with strong cash flows, which generally are later-cycle plays. We found companies meeting this requirement within the travel, lodging, semiconductor and software industries. We also reduced the Fund's exposure to the consumer discretionary sector late in the period, reflecting our concern that continued high energy prices might slow spending.

Relative weakness in the consumer discretionary, consumer staples, industrials and healthcare sectors accounted for the Fund's underperformance relative to its benchmark for the fiscal year ended September 30, 2005. Stock selection relative to the Fund's benchmark, the Standard & Poor's 500 Index, was weak early in the fiscal year, but our efforts improved throughout 2005, particularly in the last quarter of the Fund's fiscal year.

In terms of sector performance, the energy and financials sectors had the greatest positive influence on Fund performance. Oil prices continued to soar throughout the period, and the Fund's energy stocks, including Devon Energy and ConocoPhillips, generated strong gains. Devon Energy benefited from its combination oil and gas business, valuation and long-term growth prospects that made it one of the most compelling names in the energy sector. ConocoPhillips benefited from the synergy of the Conoco and Phillips merger and subsequent cost savings. The company also benefited from above-average earnings estimates and positive revisions compared to its peers in the integrated oil industry.

In the financials sector, capital markets-related stocks, such as Franklin Resources and Goldman Sachs Group, offered good results due to company-specific earnings growth and a macroeconomic environment favorable for investment banking and mutual fund flows.

The Fund's consumer discretionary sector lagged due to earnings shortfalls at Harley-Davidson, Leggett & Platt, and Viacom. In technology, holdings in Cisco Systems and Maxim Integrated Products failed to keep pace with the sector as a whole. In addition, the Fund's below-market weighting in utilities, which we trimmed due to our concerns about higher interest rates, had a negative impact on the Fund's relative performance.

OUTLOOK
As we enter the final calendar quarter of 2005, we expect the fallout from hurricanes Katrina and Rita to generate some initial economic weakness, particularly in consumer sentiment, employment and a slowing of GDP growth. Moreover, even though oil prices already have returned to pre-Katrina levels, prices are likely to remain a concern and require active monitoring for the next several months.

We believe the Federal Reserve Board may end its cycle of rate hikes earlier and at lower levels than previously expected. Despite the effects of Katrina and Rita and a potential slowdown in economic growth, the market has been surprisingly resilient, bouncing back from the initial shock of back-to-back hurricanes. Given this performance, our long term outlook for the market remains positive. If the "rate hikes are nearly over" rally has already begun, we believe the market's one-year return may reach the higher end of our expected range.
 AVERAGE ANNUAL TOTAL RETURNS
 PERIODS ENDED SEPTEMBER 30, 2005

                                           SINCE                SINCE
               1 YEAR     5 YEARS    REGISTRATION(a)(b)    INCEPTION(a)(b)
               --------------------------------------------------------------

               LOOMIS SAYLES TAX-MANAGED EQUITY: INSTITUTIONAL
                8.74%       1.13%           9.01%               10.02%
               --------------------------------------------------------------

               RETURN AFTER TAXES ON DISTRIBUTIONS(c)
                8.68       -0.56            5.61                 7.03
               --------------------------------------------------------------

               RETURN AFTER TAXES ON DISTRIBUTIONS AND SALE OF FUND SHARES(c)
                5.75       -0.05            5.98                 7.17
               --------------------------------------------------------------

               LIPPER LARGE-CAP CORE FUNDS INDEX(c)
               11.47       -2.75            5.94                 8.08
               --------------------------------------------------------------

               S&P 500 INDEX(c)
               12.25       -1.49            6.90                 9.49
               --------------------------------------------------------------


CUMULATIVE PERFORMANCE

 REGISTRATION TO SEPTEMBER 30, 2005

                                    [CHART]

             Loomis Sayles Tax-     Lipper Large-Cap
            Managed Equity Fund   Core Funds Index(b)(c)    S&P 500 Index(b)(c)
            -------------------   ----------------------    ----------------
 3/97            $10,000               $10,000                 $10,000
 3/97              9,576                 9,572                   9,589
 4/97             10,000                10,102                  10,162
 5/97             10,416                10,715                  10,780
 6/97             10,587                11,180                  11,263
 7/97             11,403                12,063                  12,159
 8/97             10,890                11,449                  11,478
 9/97             11,273                12,039                  12,107
10/97             10,907                11,667                  11,703
11/97             10,956                12,048                  12,244
12/97             10,825                12,267                  12,455
 1/98             11,001                12,388                  12,592
 2/98             11,813                13,266                  13,501
 3/98             12,405                13,923                  14,192
 4/98             12,652                14,064                  14,335
 5/98             12,290                13,823                  14,088
 6/98             12,670                14,480                  14,660
 7/98             12,767                14,363                  14,504
 8/98             10,904                12,213                  12,407
 9/98             11,999                12,820                  13,202
10/98             12,502                13,782                  14,276
11/98             13,102                14,602                  15,141
12/98             14,529                15,571                  16,014
 1/99             15,010                16,116                  16,683
 2/99             14,506                15,618                  16,165
 3/99             15,327                16,246                  16,812
 4/99             15,773                16,682                  17,463
 5/99             15,538                16,239                  17,050
 6/99             16,558                17,145                  17,997
 7/99             16,476                16,642                  17,435
 8/99             16,276                16,473                  17,348
 9/99             15,794                16,026                  16,873
10/99             16,006                17,008                  17,941
11/99             16,112                17,425                  18,305
12/99             17,225                18,584                  19,383
 1/00             16,710                17,833                  18,410
 2/00             17,597                17,827                  18,061
 3/00             19,318                19,377                  19,828
 4/00             19,318                18,744                  19,231
 5/00             19,585                18,267                  18,837
 6/00             19,301                18,936                  19,301
 7/00             18,928                18,641                  19,000
 8/00             20,418                19,926                  20,180
 9/00             19,797                18,865                  19,114
10/00             19,780                18,647                  19,033
11/00             19,283                17,007                  17,533
12/00             20,222                17,215                  17,619
 1/01             19,377                17,702                  18,244
 2/01             18,922                16,055                  16,580
 3/01             18,314                15,069                  15,530
 4/01             18,964                16,215                  16,737
 5/01             19,116                16,306                  16,849
 6/01             18,399                15,873                  16,439
 7/01             18,204                15,643                  16,277
 8/01             17,467                14,722                  15,258
 9/01             16,642                13,604                  14,026
10/01             16,924                13,925                  14,293
11/01             17,531                14,837                  15,390
12/01             17,859                15,005                  15,525
 1/02             17,704                14,769                  15,298
 2/02             17,638                14,521                  15,003
 3/02             18,478                15,015                  15,567
 4/02             18,169                14,230                  14,623
 5/02             18,080                14,127                  14,516
 6/02             17,109                13,151                  13,482
 7/02             15,961                12,174                  12,431
 8/02             15,896                12,274                  12,512
 9/02             14,969                11,082                  11,153
10/02             15,521                11,943                  12,134
11/02             15,986                12,476                  12,848
12/02             15,549                11,819                  12,094
 1/03             15,061                11,509                  11,777
 2/03             14,972                11,356                  11,600
 3/03             15,017                11,452                  11,713
 4/03             15,971                12,296                  12,677
 5/03             16,747                12,892                  13,345
 6/03             16,768                13,019                  13,516
 7/03             17,057                13,224                  13,754
 8/03             17,390                13,480                  14,022
 9/03             16,990                13,306                  13,873
10/03             17,744                13,957                  14,658
11/03             17,900                14,074                  14,787
12/03             18,722                14,751                  15,563
 1/04             19,199                14,959                  15,848
 2/04             19,585                15,136                  16,068
 3/04             19,471                14,899                  15,826
 4/04             19,199                14,667                  15,578
 5/04             19,289                14,816                  15,791
 6/04             19,765                15,081                  16,098
 7/04             18,949                14,547                  15,566
 8/04             18,835                14,557                  15,629
 9/04             19,267                14,724                  15,798
10/04             19,313                14,923                  16,039
11/04             20,130                15,489                  16,688
12/04             20,541                15,973                  17,256
 1/05             20,428                15,612                  16,835
 2/05             20,724                15,904                  17,190
 3/05             20,336                15,612                  16,885
 4/05             19,767                15,265                  16,565
 5/05             20,291                15,759                  17,092
 6/05             20,199                15,813                  17,116
 7/05             20,997                16,375                  17,753
 8/05             20,724                16,225                  17,591
 9/05             20,946                16,413                  17,733



 INCEPTION TO SEPTEMBER 30, 2005

                                    [CHART]

         Loomis Sayles Tax-       Lipper Large-Cap
         Managed Equity Fund    Core Funds Index(b)(c)  S&P 500 Index(b)(c)
         -------------------    ---------------------   -------------------
10/95        $10,000                $10,000                $10,000
10/95          9,800                  9,954                  9,964
11/95         10,040                 10,342                 10,402
12/95         10,042                 10,499                 10,602
 1/96         10,032                 10,808                 10,963
 2/96         10,213                 10,939                 11,065
 3/96         10,213                 11,039                 11,171
 4/96         10,443                 11,199                 11,336
 5/96         10,604                 11,423                 11,628
 6/96         10,534                 11,439                 11,672
 7/96          9,953                 10,972                 11,157
 8/96         10,283                 11,221                 11,392
 9/96         10,824                 11,803                 12,033
10/96         11,085                 12,038                 12,365
11/96         11,886                 12,818                 13,300
12/96         11,609                 12,582                 13,036
 1/97         12,337                 13,270                 13,851
 2/97         12,236                 13,254                 13,959
 3/97         11,883                 12,686                 13,386
 4/97         12,409                 13,389                 14,185
 5/97         12,925                 14,201                 15,048
 6/97         13,137                 14,817                 15,723
 7/97         14,150                 15,988                 16,974
 8/97         13,513                 15,174                 16,023
 9/97         13,989                 15,955                 16,900
10/97         13,534                 15,463                 16,336
11/97         13,595                 15,968                 17,092
12/97         13,432                 16,259                 17,386
 1/98         13,651                 16,419                 17,578
 2/98         14,658                 17,583                 18,846
 3/98         15,393                 18,452                 19,811
 4/98         15,699                 18,639                 20,010
 5/98         15,250                 18,321                 19,666
 6/98         15,721                 19,191                 20,465
 7/98         15,842                 19,036                 20,247
 8/98         13,531                 16,187                 17,320
 9/98         14,890                 16,992                 18,429
10/98         15,513                 18,266                 19,928
11/98         16,258                 19,353                 21,136
12/98         18,029                 20,638                 22,354
 1/99         18,625                 21,359                 23,289
 2/99         18,000                 20,700                 22,565
 3/99         19,018                 21,532                 23,468
 4/99         19,572                 22,109                 24,377
 5/99         19,280                 21,523                 23,801
 6/99         20,547                 22,724                 25,122
 7/99         20,444                 22,057                 24,338
 8/99         20,197                 21,832                 24,217
 9/99         19,599                 21,240                 23,553
10/99         19,862                 22,542                 25,044
11/99         19,993                 23,095                 25,553
12/99         21,374                 24,631                 27,058
 1/00         20,735                 23,635                 25,698
 2/00         21,836                 23,627                 25,212
 3/00         23,972                 25,682                 27,678
 4/00         23,972                 24,843                 26,846
 5/00         24,302                 24,210                 26,295
 6/00         23,950                 25,096                 26,943
 7/00         23,488                 24,705                 26,522
 8/00         25,336                 26,410                 28,169
 9/00         24,566                 25,003                 26,682
10/00         24,544                 24,714                 26,569
11/00         23,928                 22,540                 24,475
12/00         25,093                 22,816                 24,594
 1/01         24,044                 23,462                 25,467
 2/01         23,479                 21,279                 23,145
 3/01         22,726                 19,972                 21,679
 4/01         23,532                 21,490                 23,363
 5/01         23,721                 21,611                 23,520
 6/01         22,831                 21,037                 22,947
 7/01         22,589                 20,732                 22,721
 8/01         21,674                 19,512                 21,299
 9/01         20,651                 18,031                 19,579
10/01         21,000                 18,455                 19,952
11/01         21,754                 19,665                 21,483
12/01         22,161                 19,888                 21,671
 1/02         21,968                 19,574                 21,355
 2/02         21,887                 19,246                 20,943
 3/02         22,929                 19,901                 21,731
 4/02         22,546                 18,860                 20,413
 5/02         22,435                 18,723                 20,263
 6/02         21,230                 17,430                 18,820
 7/02         19,806                 16,135                 17,353
 8/02         19,725                 16,267                 17,466
 9/02         18,575                 14,688                 15,568
10/02         19,260                 15,829                 16,938
11/02         19,836                 16,535                 17,935
12/02         19,295                 15,665                 16,882
 1/03         18,689                 15,253                 16,439
 2/03         18,578                 15,051                 16,193
 3/03         18,634                 15,178                 16,350
 4/03         19,817                 16,296                 17,697
 5/03         20,781                 17,086                 18,629
 6/03         20,808                 17,255                 18,867
 7/03         21,165                 17,527                 19,199
 8/03         21,578                 17,866                 19,574
 9/03         21,082                 17,635                 19,366
10/03         22,018                 18,498                 20,462
11/03         22,212                 18,653                 20,642
12/03         23,231                 19,550                 21,724
 1/04         23,824                 19,826                 22,123
 2/04         24,302                 20,060                 22,430
 3/04         24,161                 19,746                 22,092
 4/04         23,823                 19,439                 21,745
 5/04         23,935                 19,637                 22,044
 6/04         24,526                 19,988                 22,472
 7/04         23,513                 19,281                 21,728
 8/04         23,372                 19,293                 21,816
 9/04         23,908                 19,514                 22,053
10/04         23,965                 19,778                 22,390
11/04         24,979                 20,529                 23,295
12/04         25,488                 21,171                 24,088
 1/05         25,348                 20,692                 23,501
 2/05         25,716                 21,078                 23,996
 3/05         25,235                 20,692                 23,571
 4/05         24,528                 20,231                 23,124
 5/05         25,178                 20,886                 23,859
 6/05         25,065                 20,958                 23,893
 7/05         26,055                 21,703                 24,782
 8/05         25,716                 21,504                 24,556
 9/05         25,991                 21,753                 24,755

Data quoted reflects past performance and cannot guarantee future results. Average annual total returns assume reinvestment of dividends and capital gains distributions. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. For performance current to the most recent month end, please visit the Loomis Sayles website. Current performance may be higher or lower than quoted.

Performance data reflects certain fee waivers and reimbursements, without which, performance and rankings would be lower. Except as indicated in the table above, returns do not reflect the taxes that a shareholder would pay on fund distributions or the redemption of shares.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements, such as 401(k) plans, qualified plans, education savings accounts or individual retirement accounts. Under certain circumstances, the addition of the tax benefits from capital losses resulting from redemptions may cause the Return After Taxes on Distributions and Sale of Fund Shares to be greater than the Return After Taxes on Distributions or even the Return Before Taxes.

(a) Shares of the Fund were registered for offer under the Securities Act of 1933 on March 7, 1997. In accordance with regulations, performance information is provided for the period beginning on March 7, 1997 ("Registration"). Performance from inception is also provided for the convenience of our shareholders. (b) Index performance is not available coincident with the Fund's inception and registration dates; comparative performance is presented from the month end closest to the Fund's inception and registration dates. (c) See page 13 for a description of the indexes and disclosure related to after-tax returns.

WHAT YOU SHOULD KNOW
Growth funds involve increased risks, in part, because the value of the underlying securities is based on future expectations that may or may not be met.

FUND AND MANAGER REVIEW

LOOMIS SAYLES VALUE FUND

[PHOTO]


                                 ARTHUR BARRY
                            Manager since July 2005

[PHOTO]

James Carroll
Manager since November 2002

/s/ Warren Koontz
                            Manager since June 2000

 FUND FACTS
 SYMBOL | LSGIX
 OBJECTIVE | Long-term growth of capital and income
 STRATEGY | Invests primarily in equity securities, including common stocks, convertible securities, and warrants; Fund invests primarily in medium- and large-sized companies
 FUND INCEPTION DATE | 5/13/91
 EXPENSE RATIO | 0.85%
 TOTAL NET ASSETS | $37.3 million

PORTFOLIO REVIEW
Our stock selection efforts led to superior performance for the Fund compared to its benchmark, the Russell 1000 Value Index, for the fiscal year ended September 30, 2005. We continued to employ a disciplined, bottom-up stock selection process designed to identify stocks trading at significant discounts to their intrinsic value. We believe this strategy may result in attractive long-term investment returns because, over time, stock prices are likely to gravitate toward the value of the underlying business.

The Fund's energy sector was a significant contributor to performance. Energy stocks outperformed for most of the period, primarily due to rising commodity prices and robust earnings. Investors anticipate higher energy prices for the long term, and this sentiment drove stronger earnings forecasts for producers and refiners. Meanwhile, oil and gas producers increasingly have advanced their investment plans, leading to strong pricing power and earnings leverage for oil-service companies. Hurricanes Katrina and Rita provided additional near-term uncertainty to natural gas and refined product supplies. Halliburton, in particular, benefited from these fundamentals and from the catch-up revaluation following the conclusion of its asbestos-related woes and perceived political connections.

Our stock picks in the technology sector also were positive influences on performance. In particular, Apple Computer's stock price rose significantly on rapidly growing earnings, primarily due to accelerating iPod sales and to strong sales of its Macintosh line of computers. In addition, the company's operating margin increased dramatically. Strong contributions from Motorola, Hewlett-Packard and Sungard Data Systems rounded out the technology sector's performance. We sold both Apple Computer and Sungard Data Systems at a profit.

The Fund's financials sector also contributed positively to performance. Throughout the fiscal year we favored non-bank financial stocks, owning sizeable positions in securities brokerage firms such as Lehman Brothers Holdings and Merrill Lynch, among others. Although bank stocks have stumbled on interest rate concerns, brokerage firms have generated outstanding results and upward earnings revisions due to the still-low environment for interest rates, rebounding equity issuance, and merger-and-acquisition activity. These factors have translated into strong stock performance for the Fund at a time when the broader financial sector has struggled.

Telecommunications was the only Fund sector that did not contribute positively to performance, lagging the Standard & Poor's 500 telecom sector for the 12-month period. Stock selection was the primary cause of the Fund's weakness in this sector.

OUTLOOK
Due to the fallout from hurricanes Katrina and Rita, we believe the economy may weaken slightly in the fourth calendar quarter of 2005, particularly in the areas of consumer sentiment and employment. As a result, GDP growth may slow somewhat. Although oil prices already have returned to their pre-hurricane levels, we expect the price of oil to remain a concern and to merit close scrutiny for the next several months. We believe the Federal Reserve Board may end its cycle of rate hikes earlier and at lower levels than previously expected. The market's resilience in the wake of two major hurricanes and a potential slowdown in economic growth has been surprising. While the markets will continue to analyze interest rate hikes, energy prices and inflation, eventually the market will follow the underlying earnings growth of Corporate America. Fortunately, the earnings growth continues to be solid which leads us to be positively inclined for the stock market.

 AVERAGE ANNUAL TOTAL RETURNS
 PERIODS ENDED SEPTEMBER 30, 2005

                                                  SINCE
                      1 YEAR  5 YEARS 10 YEARS INCEPTION(a)
                      -------------------------------------

                      LOOMIS SAYLES VALUE: INSTITUTIONAL
                      19.19%    5.96%   9.07%     10.48%
                      -------------------------------------

                      LIPPER LARGE-CAP VALUE FUNDS INDEX(b)
                      13.50     1.96    9.15      10.59
                      -------------------------------------

                      RUSSELL 1000 VALUE INDEX(b)(d)
                      16.69     5.76   11.52      12.62
                      -------------------------------------

                      S&P 500 INDEX(b)
                      12.25    -1.49    9.49      10.79
                      -------------------------------------


CUMULATIVE PERFORMANCE


 INCEPTION TO SEPTEMBER 30, 2005(c)

                                   [CHART]

                           Lipper Large-Cap      Russell 1000
           Loomis Sayles      Value Funds            Value          S&P 500
            Value Fund        Index(a)(b)       Index(a)(b)(d)     Index(a)(b)
           -------------   -----------------    --------------   ---------------
 5/91       $  250,000      $  250,000          $  250,000        $  250,000
 5/91          263,750         260,446             259,303           260,785
 6/91          248,743         247,339             248,376           248,838
 7/91          257,001         258,858             258,755           260,436
 8/91          263,246         265,201             263,428           262,978
 9/91          256,244         263,184             261,453           262,144
10/91          257,243         268,159             265,798           265,669
11/91          240,496         256,911             252,150           254,964
12/91          267,889         284,716             273,280           284,123
 1/92          276,542         282,621             273,741           278,829
 2/92          282,377         287,719             280,455           282,440
 3/92          275,769         281,277             276,374           276,947
 4/92          282,112         286,450             288,310           285,078
 5/92          282,620         288,668             289,714           286,476
 6/92          276,515         282,325             287,937           282,214
 7/92          287,686         293,299             298,425           293,743
 8/92          279,286         287,289             289,253           287,731
 9/92          281,325         290,677             293,246           291,112
10/92          283,857         292,636             293,510           292,118
11/92          299,611         304,674             303,142           302,065
12/92          305,603         309,352             310,405           305,772
 1/93          312,479         312,900             319,401           308,328
 2/93          315,385         315,955             330,547           312,530
 3/93          321,220         325,136             340,311           319,125
 4/93          312,739         319,076             335,944           311,411
 5/93          319,620         327,700             342,702           319,741
 6/93          319,364         329,180             350,294           320,678
 7/93          316,969         328,208             354,156           319,388
 8/93          329,679         341,482             366,948           331,507
 9/93          327,833         342,711             367,562           328,964
10/93          334,980         348,613             367,255           335,769
11/93          330,223         343,067             359,619           332,569
12/93          341,880         350,389             366,487           336,590
 1/94          355,008         361,813             380,266           348,033
 2/94          351,458         353,113             367,299           338,586
 3/94          336,943         338,450             353,607           323,825
 4/94          343,783         342,660             360,387           327,978
 5/94          347,599         347,605             364,556           333,360
 6/94          336,928         339,230             355,823           325,189
 7/94          348,686         349,126             366,904           335,867
 8/94          364,028         363,280             377,457           349,637
 9/94          351,433         353,816             364,951           341,087
10/94          350,871         359,615             370,041           348,750
11/94          334,450         347,102             355,121           336,049
12/94          338,831         351,034             359,246           341,034
 1/95          346,015         357,357             370,305           349,878
 2/95          364,976         370,646             384,961           363,513
 3/95          374,758         379,335             393,431           374,240
 4/95          388,811         390,363             405,872           385,260
 5/95          405,452         404,834             422,920           400,658
 6/95          408,331         413,616             428,649           409,964
 7/95          424,133         426,690             443,572           423,560
 8/95          426,423         429,282             449,840           424,625
 9/95          439,898         444,703             466,108           442,545
10/95          428,989         441,145             461,480           440,963
11/95          448,508         460,256             484,852           460,320
12/95          458,196         467,728             497,039           469,187
 1/96          471,713         482,113             512,525           485,156
 2/96          475,816         487,530             516,401           489,655
 3/96          480,860         492,803             525,181           494,368
 4/96          480,860         499,503             527,199           501,656
 5/96          489,996         508,756             533,791           514,594
 6/96          490,927         509,051             534,228           516,557
 7/96          473,009         489,082             514,039           493,735
 8/96          484,313         501,793             528,740           504,150
 9/96          508,432         526,381             549,757           532,526
10/96          522,312         537,498             571,013           547,214
11/96          558,770         576,000             612,420           588,576
12/96          555,194         566,255             604,606           576,914
 1/97          584,397         594,832             633,916           612,957
 2/97          588,312         599,601             643,229           617,761
 3/97          568,369         576,688             620,102           592,378
 4/97          588,318         602,345             646,154           627,742
 5/97          623,912         637,054             682,250           665,961
 6/97          654,546         663,641             711,518           695,797
 7/97          711,687         713,656             765,048           751,160
 8/97          689,198         683,123             737,791           709,079
 9/97          724,347         718,085             782,384           747,913
10/97          697,546         696,421             760,522           722,934
11/97          718,194         719,260             794,148           756,401
12/97          717,404         727,491             817,330           769,391
 1/98          719,054         728,533             805,765           777,901
 2/98          766,655         776,460             860,010           834,007
 3/98          789,808         810,968             912,612           876,716
 4/98          796,285         819,212             918,715           885,536
 5/98          782,429         805,276             905,093           870,316
 6/98          781,177         820,337             916,692           905,667
 7/98          746,181         806,111             900,514           896,023
 8/98          641,268         696,099             766,502           766,478
 9/98          685,194         729,554             810,497           815,580
10/98          743,367         787,979             873,278           881,920
11/98          769,014         828,198             913,964           935,371
12/98          792,930         860,189             945,071           989,272
 1/99          791,106         874,489             952,618         1,030,640
 2/99          767,769         854,461             939,172           998,609
 3/99          795,715         880,403             958,608         1,038,562
 4/99          852,927         932,283           1,048,142         1,078,780
 5/99          847,895         916,368           1,036,621         1,053,306
 6/99          869,432         956,763           1,066,718         1,111,763
 7/99          837,350         929,600           1,035,488         1,077,048
 8/99          802,097         912,659             997,057         1,071,719
 9/99          757,260         878,903             962,214         1,042,339
10/99          785,657         921,229           1,017,596         1,108,299
11/99          780,707         924,442           1,009,638         1,130,829
12/99          782,425         952,911           1,014,512         1,197,430
 1/00          748,703         912,630             981,416         1,137,268
 2/00     688,507         874,249             908,501         1,115,741
 3/00     758,046         954,304           1,019,350         1,224,892
 4/00     754,938         943,680           1,007,488         1,188,040
 5/00     767,923         944,384           1,018,110         1,163,665
 6/00     749,800         933,958             971,579         1,192,353
 7/00     746,651         929,738             983,746         1,173,717
 8/00     796,975         983,551           1,038,484         1,246,616
 9/00     784,542         968,022           1,047,993         1,180,803
10/00     814,120         975,755           1,073,736         1,175,811
11/00     796,453         933,933           1,033,880         1,083,111
12/00     839,939         971,538           1,085,678         1,088,412
 1/01     850,943         979,621           1,089,853         1,127,028
 2/01     827,882         932,405           1,059,547         1,024,263
 3/01     796,919         896,167           1,022,106           959,376
 4/01     835,251         946,942           1,072,232         1,033,930
 5/01     848,866         962,182           1,096,318         1,040,857
 6/01     834,180         936,035           1,072,003         1,015,524
 7/01     827,340         929,657           1,069,724         1,005,527
 8/01     796,398         886,115           1,026,875           942,579
 9/01     729,261         816,964             954,603           866,463
10/01     734,512         822,288             946,387           882,986
11/01     775,204         875,034           1,001,406           950,716
12/01     792,491         888,223           1,024,992           959,045
 1/02     785,438         871,835           1,017,095           945,049
 2/02     781,668         867,010           1,018,728           926,824
 3/02     808,166         905,288           1,066,924           961,681
 4/02     788,205         866,699           1,030,333           903,376
 5/02     793,643         867,866           1,035,498           896,721
 6/02     735,787         807,346             976,043           832,848
 7/02     674,128         737,605             885,311           767,941
 8/02     682,217         742,570             891,996           772,965
 9/02     603,830         656,741             792,816           688,960
10/02     647,065         704,932             851,553           749,600
11/02     687,053         749,126             905,198           793,721
12/02     660,189         713,451             865,881           747,091
 1/03     644,939         696,464             844,919           727,520
 2/03     619,851         679,041             822,394           716,604
 3/03     616,566         678,604             823,759           723,562
 4/03     666,693         735,895             896,270           783,162
 5/03     715,694         781,191             954,124           824,425
 6/03     728,219         790,129             966,055           834,942
 7/03     732,006         801,134             980,439           849,663
 8/03     746,719         814,674             995,717           866,233
 9/03     736,340         805,523             986,002           857,034
10/03     772,862         849,965           1,046,344           905,517
11/03     788,088         860,420           1,060,539           913,484
12/03     833,324         913,198           1,125,909           961,391
 1/04     844,324         927,032           1,145,709           979,037
 2/04     863,068         946,582           1,170,263           992,645
 3/04     860,306         935,257           1,160,020           977,670
 4/04     844,304         918,021           1,131,669           962,322
 5/04     857,560         924,729           1,143,211           975,528
 6/04     874,111         945,085           1,170,222           994,497
 7/04     861,436         922,336           1,153,740           961,582
 8/04     864,710         929,020           1,170,147           965,472
 9/04     879,401         939,998           1,188,285           975,928
10/04     888,811         950,011           1,208,038           990,838
11/04     936,184         991,259           1,269,115         1,030,929
12/04     959,682       1,022,738           1,311,614         1,066,010
 1/05     949,030       1,002,905           1,288,331         1,040,026
 2/05     977,596       1,031,047           1,331,029         1,061,913
 3/05     965,865       1,014,289           1,312,765         1,043,108
 4/05     948,479         994,211           1,289,253         1,023,325
 5/05     971,432       1,017,462           1,320,289         1,055,886
 6/05     988,821       1,027,780           1,334,744         1,057,385
 7/05   1,033,021       1,061,273           1,373,362         1,096,707
 8/05   1,032,505       1,056,680           1,367,389         1,086,701
 9/05   1,048,160       1,066,871           1,386,587         1,095,502


Data quoted reflects past performance and cannot guarantee future results. Average annual total returns assume reinvestment of dividends and capital gains distributions. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. For performance current to the most recent month end, please visit the Loomis Sayles website. Current performance may be higher or lower than quoted.

Returns do not reflect the taxes that a shareholder would pay on fund distributions or the redemption of shares. Performance data reflects certain fee waivers and reimbursements. Without such waivers, performance would be lower.

(a) Index performance data is not available coincident with the Fund's inception date; comparative performance is presented from the month end closest to the Fund's inception date. (b) See page 13 for a description of the indexes.
(c) The mountain chart is based on the Fund's minimum initial investment of $250,000. (d) The Russell 1000 Value Index replaces the S&P 500 Index as the Fund's comparative index because Loomis Sayles believes it is more representative of the types of stocks in which the Fund can invest.

WHAT YOU SHOULD KNOW

Value stocks may fall out of favor with investors and underperform the overall equity market during any given period. Foreign investments involve special risks, including greater economic, political and currency fluctuation risks, which may be even greater in emerging markets. Foreign countries may have different accounting standards than U.S. standards.

FUND AND MANAGER REVIEW

LOOMIS SAYLES WORLDWIDE FUND

[PHOTO]

Daniel Fuss
Manager Since May 1996
                                  DANIEL FUSS
                            Manager Since May 1996

[PHOTO]

Mark B. Baribeau
Manager Since October 2004


                               MARK B. BARIBEAU
                          Manager Since October 2004


[PHOTO]

David Rolley
Manager Since September 2000
                                 DAVID ROLLEY
                         Manager Since September 2000

/s/ Warren Koontz
                                 WARREN KOONTZ
                          Manager Since October 2004

 FUND FACTS
 SYMBOL | LSWWX
 OBJECTIVE | High total investment return through a combination of capital appreciation and current income
 STRATEGY | Invests primarily in equity and fixed-income securities of U.S. and foreign issuers, including securities of issuers located in emerging securities markets
 FUND INCEPTION DATE | 5/1/96
 EXPENSE RATIO | 1.00%
 TOTAL NET ASSETS | $47.7 million

PORTFOLIO REVIEW
Favorable stock selection in the equity portfolio and currency gains in the bond portfolio helped the Fund significantly outperform its benchmark, the Standard & Poor's 500 Index, for the fiscal year ended September 30, 2005. Financials, information technology and energy were the best-performing equity sectors for the year. Energy stocks generated strong returns, primarily due to rising commodity prices and robust earnings results. The market has anticipated higher energy prices for the long term, and this has led to more robust earnings forecasts for producers and refiners. Meanwhile, oil and gas producers have increasingly advanced their investment plans, leading to strong pricing power and earnings leverage for oil-service firms. Hurricanes Katrina and Rita provided additional near-term uncertainty to natural gas and refined product supplies.

In the finance sector, bank stocks stumbled on interest rate hikes, but relatively low interest rates, and rebounding equity issuance and merger-and-acquisition activity generated outstanding results and upward earnings revisions for select brokerage companies. These results translated into strong performance for the Fund's stock portfolio at a time when the broader financial sector generally has struggled. The information technology sector also performed well, driven by strong contributions from holdings in Apple Computer and Google.

Our currency strategy has been to take advantage of a weaker US dollar, which benefited performance until the end of calendar 2004, but generally reduced returns in the first three quarters of 2005. Important exceptions to this general pattern included the currencies of Canada, Mexico, Brazil and Colombia, which were among the strongest currencies in the world versus the US dollar during calendar 2005 to date. Throughout the period, more than half the holdings in the global bond portfolio were denominated in non-US-dollar currencies.

Within the global bond portfolio, most currency positions were positive, led by double-digit gains in local Latin American currencies. Broadly speaking, emerging market debt was the portfolio's most-profitable segment. The portfolio's Asian positions were the most disappointing, as our expectations for a more aggressive revaluation of the Chinese yuan and other Asian currencies fell short. The notable losers included the Fund's securities denominated in the Japanese yen, Korean won, and Thai baht.

Within local markets, we maintained a defensive duration strategy, which was modestly negative overall for the year. Long-duration issues typically outperformed, but we were somewhat underweighted in them because of our bearish view on global bond yields. We also maintained a defensive quality strategy, which worked against us during the fiscal year because lower-quality, higher-yielding bonds were in greater demand during the period.

OUTLOOK
The US economic outlook has slowed somewhat in the wake of hurricanes Katrina and Rita. Higher oil and gas prices may drive inflation higher and consumer spending lower. In Asia, we expect a modest slowdown in Chinese growth in reaction to policy tightening and oil price effects. By contrast, we believe Japanese GDP growth may improve, possibly outpacing the positive euro-zone growth in 2006. The net result for the world economy may be a weaker outlook for real growth in 2006, accompanied by higher headline inflation as the world absorbs the 2003-2005 doubling in oil prices.

We expect a modest increase in benchmark bond yields in the US and Japan. The US Federal Reserve Board's rhetoric remains relentless, and we anticipate further rate hikes. The result may be additional increases in Treasury yields, despite a slower pace of US GDP growth. In Japan, positive economic sentiment has pushed yields higher, and we believe this should continue into 2006.

Foreign exchange markets have concluded that the currency loser from higher oil prices is the yen, and the winner is the Canadian dollar. If US growth is perceived as slowing in 2006, we might see a reversal of these trends.

 AVERAGE ANNUAL TOTAL RETURNS
 PERIODS ENDED SEPTEMBER 30, 2005

                                                          SINCE
                          1 YEAR        5 YEARS        INCEPTION(a)
                          -----------------------------------------------

                          LOOMIS SAYLES WORLDWIDE FUND
                          19.11%          7.33%           11.07%
                          -----------------------------------------------

                          LIPPER GLOBAL FLEXIBLE PORTFOLIO FUNDS INDEX(b)
                          15.58           3.64             7.37
                          -----------------------------------------------

                          S&P 500 INDEX(b)
                          12.25          -1.49             8.65
                          -----------------------------------------------


CUMULATIVE PERFORMANCE

 INCEPTION TO SEPTEMBER 30, 2005(c)

                                    [CHART]

          Loomis Sayles       Lipper Global Flexible
          Worldwide Fund    Portfolio Funds Index(a)(b)   S&P 500 Index(a)(b)
          --------------    ---------------------------   -------------------
 5/96       $250,000             $250,000                    $250,000
 5/96        250,750              251,586                     256,447
 6/96        242,325              252,629                     257,426
 7/96        248,262              246,466                     246,053
 8/96        256,181              250,102                     251,243
 9/96        261,126              257,121                     265,384
10/96        273,764              260,291                     272,704
11/96        270,643              271,371                     293,316
12/96        270,643              271,756                     287,504
 1/97        271,157              276,787                     305,466
 2/97        270,642              278,385                     307,860
 3/97        273,186              273,834                     295,211
 4/97        281,081              276,512                     312,835
 5/97        284,398              288,138                     331,881
 6/97        299,613              296,211                     346,750
 7/97        292,423              308,392                     374,340
 8/97        303,973              299,543                     353,369
 9/97        286,495              312,306                     372,722
10/97        286,753              301,232                     360,274
11/97        280,129              302,170                     376,952
12/97        288,645              304,762                     383,426
 1/98        306,252              305,506                     387,666
 2/98        309,100              319,280                     415,627
 3/98        305,113              329,994                     436,911
 4/98        292,054              332,904                     441,306
 5/98        279,846              330,053                     433,721
 6/98        279,846              329,795                     451,338
 7/98        250,014              326,570                     446,532
 8/98        249,739              290,436                     381,974
 9/98        267,646              295,085                     406,443
10/98        283,544              310,493                     439,504
11/98        288,478              324,396                     466,142
12/98        292,516              332,163                     493,003
 1/99        286,929              336,107                     513,619
 2/99        295,939              327,933                     497,656
 3/99        308,368              338,611                     517,566
 4/99        309,910              356,802                     537,609
 5/99        317,038              351,118                     524,914
 6/99        322,935              364,134                     554,046
 7/99        321,708              363,883                     536,746
 8/99        319,231              362,603                     534,090
 9/99        331,649              360,621                     519,449
10/99        383,585              367,933                     552,320
11/99        463,064              380,851                     563,548
12/99        447,273              406,460                     596,738
 1/00        511,054              398,155                     566,757
 2/00        503,337              420,307                     556,028
 3/00        480,486              418,265                     610,424
 4/00        468,378              404,266                     592,059
 5/00        483,506              397,916                     579,912
 6/00        467,744              412,180                     594,208
 7/00        480,841              407,090                     584,921
 8/00        467,762              420,974                     621,250
 9/00        445,590              408,554                     588,452
10/00        423,088              400,636                     585,964
11/00        442,465              385,157                     539,767
12/00        446,226              400,748                     542,409
 1/01        434,981              405,929                     561,653
 2/01        414,842              385,458                     510,441
 3/01        421,852              366,444                     478,104
 4/01        428,433              385,129                     515,258
 5/01        425,134              382,183                     518,710
 6/01        420,458              376,598                     506,085
 7/01        418,103              371,266                     501,103
 8/01        398,871              362,098                     469,733
 9/01        406,848              338,224                     431,801
10/01        413,398              346,217                     440,035
11/01        414,928              358,725                     473,789
12/01        408,787              359,167                     477,939
 1/02        409,809              356,843                     470,965
 2/02        417,513              353,916                     461,882
 3/02        419,559              363,747                     479,253
 4/02        426,733              358,846                     450,197
 5/02        417,004              363,067                     446,880
 6/02        397,530              349,394                     415,049
 7/02        402,141              328,712                     382,703
 8/02        385,734              330,347                     385,207
 9/02        395,454              310,026                     343,343
10/02        411,866              323,079                     373,562
11/02        413,801              336,044                     395,550
12/02        417,526              327,497                     372,312
 1/03        421,784              322,306                     362,559
 2/03        422,839              318,934                     357,119
 3/03        444,023              318,595                     360,586
 4/03        467,334              337,122                     390,288
 5/03        471,026              355,162                     410,851
 6/03        465,186              359,456                     416,092
 7/03        474,722              362,263                     423,429
 8/03        493,806              369,911                     431,687
 9/03        512,373              375,567                     427,102
10/03        517,138              389,936                     451,263
11/03        542,788              396,191                     455,234
12/03        551,038              409,462                     479,108
 1/04        557,651              418,719                     487,902
 2/04        563,116              424,606                     494,684
 3/04        542,280              426,515                     487,221
 4/04        540,654              414,215                     479,572
 5/04        552,169              416,130                     486,154
 6/04        540,077              421,928                     495,607
 7/04        547,746              411,174                     479,204
 8/04        559,249              412,788                     481,142
 9/04        574,628              422,703                     486,353
10/04        602,095              430,456                     493,783
11/04        619,496              450,385                     513,762
12/04        611,071              463,206                     531,245
 1/05        627,386              454,984                     518,296
 2/05        610,510              465,661                     529,203
 3/05        600,925              456,995                     519,832
 4/05        620,034              452,210                     509,973
 5/05        630,699              460,876                     526,200
 6/05        654,917              465,901                     526,947
 7/05        658,847              477,010                     546,543
 8/05        672,165              479,751                     541,556
 9/05        672,165              488,573                     545,943



Data quoted reflects past performance and cannot guarantee future results. Average annual total returns assume reinvestment of dividends and capital gains distributions. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. For performance current to the most recent month end, please visit the Loomis Sayles website. Current performance may be higher or lower than quoted.

Returns do not reflect the taxes that a shareholder would pay on fund distributions or the redemption of shares. Performance data reflects certain fee waivers and reimbursements. Without such waivers, performance would be lower.

(a) Index performance data is not available coincident with the Fund's inception date; comparative performance is presented from the month end closest to the Fund's inception date. (b) See page 13 for a description of the indexes.
(c) The mountain chart is based on the Fund's minimum initial investment of $250,000.

WHAT YOU SHOULD KNOW
Foreign investments involve special risks, including greater economic, political and currency fluctuation risks, which may be even greater in emerging markets. Foreign countries may have different accounting standards than U.S. standards.

ADDITIONAL INFORMATION

INDEX DEFINITIONS
Indexes are unmanaged and do not have expenses that affect results, unlike mutual funds. Index returns are adjusted for the reinvestment of capital gain distributions and income dividends. It is not possible to invest directly in an index.
Lipper Mid-Cap Growth Funds Index is an equally weighted index of typically the 30 largest mutual funds within the mid-cap growth funds investment objective. Lipper Large-Cap Core Funds Index is an equally weighted index of typically the 30 largest mutual funds within the large-cap core funds investment objective. Lipper Small-Cap Core Funds Index is an equally weighted index of typically the 30 largest mutual funds within the small-cap core funds investment objective. Lipper Small-Cap Growth Funds Index is an equally weighted index of typically the 30 largest mutual funds within the small-cap growth funds investment objective.
Lipper Large-Cap Value Funds Index is an equally weighted index of typically the 30 largest mutual funds within the large-cap value funds investment objective.
Lipper Global Flexible Portfolio Funds Index is an equally weighted index of typically the 30 largest mutual funds within the global flexible portfolio funds investment objective.
Source: Lipper, Inc.

Russell Midcap Growth Index is an index that measures the performance of those Russell Midcap companies with higher price-to-book ratios and higher forecasted growth values. The stocks are also members of the Russell 1000 Growth Index. Russell 1000 Value Index is an index comprised of those Russell 1000 companies with lower price-to-book ratios and lower forecasted growth values.
Russell 2000 Growth Index is an index comprised of those Russell 2000 companies with higher price-to-book ratios and higher forecasted growth values.
Russell 2000 Index is an index comprised of the 2,000 smallest companies in the Russell 3000 Index (a broad market index), representing approximately 8% of the Russell 3000 total market capitalization.
Russell 2000 Value Index is an index comprised of those Russell 2000 companies with lower price-to-book ratios and lower forecasted growth values.
S&P 500 Index consists of 500 stocks chosen for market size, liquidity, and industry group representation. It is a market-value weighted index (stock price times number of shares outstanding), with each stock's weight in the index proportionate to its market value.

AFTER-TAX RETURNS
After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements, such as 401(k) plans, qualified plans, education savings accounts or individual retirement accounts. Under certain circumstances, the addition of the tax benefits from capital losses resulting from redemptions may cause the return after taxes on distributions and sale of fund shares to be greater than the return after taxes on distribution or even the return before taxes.

PROXY VOTING INFORMATION
A description of the Funds' proxy voting policies and procedures is available without charge, upon request, (i) by calling Loomis Sayles at 800-633-3330;
(ii) on the Funds' website, www.loomissayles.com, and (iii) on the SEC's website at www.sec.gov. Information about how the Funds voted proxies relating to portfolio securities during the 12 months ended June 30, 2005 is available on (i) the Funds' website and (ii) the SEC's website.

QUARTERLY PORTFOLIO SCHEDULES
The Funds file a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Funds' Forms N-Q are available on the SEC's website at www.sec.gov and may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

UNDERSTANDING YOUR FUND'S EXPENSES

As a mutual fund shareholder you incur two types of costs: (1) transaction costs, including redemption fees and certain exchange fees; and (2) ongoing costs, including management fees, distribution and/or service fees (12b-1 fees), and other Fund expenses. These costs are described in more detail in the Funds' prospectus. The examples below are intended to help you understand the ongoing costs of investing in the Funds and help you compare these with the ongoing costs of investing in other mutual funds.

The first line in the table of each Fund shows the actual amount of Fund expenses you would have paid on a $1,000 investment in the Fund from April 1, 2005 through September 30, 2005. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual fund returns and expenses. To estimate the expenses you paid over the period, simply divide your account value by $1,000 (for example $8,600 account value divided by $1,000 = 8.6) and multiply the result by the number in the Expenses Paid During the Period column as shown below for your class.

The second line in the table of each Fund provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratios and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid on your investment for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown reflect ongoing costs only, and do not include any transaction costs. Therefore, the second line in the table is useful in comparing ongoing costs only, and will not help you determine the relative costs of owning different funds. If transaction costs were included, total costs would be higher.

LOOMIS SAYLES AGGRESSIVE GROWTH FUND

                                                       Beginning                 Ending                Expenses Paid
                                                     Account Value            Account Value            During Period*
Institutional Class                                     4/1/05                   9/30/05              4/1/05 - 9/30/05
-------------------                                  -------------            -------------           ----------------
Actual                                                 $1,000.00                $1,128.30                  $5.34
Hypothetical (5% return before expenses)               $1,000.00                $1,020.05                  $5.06

Retail Class
------------
Actual                                                 $1,000.00                $1,126.40                  $6.66
Hypothetical (5% return before expenses)               $1,000.00                $1,018.80                  $6.33
*Expenses are equal to the Fund's annualized expense ratio of 1.00% and 1.25% for the Institutional and Retail Class,
 respectively, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the half-year period).

LOOMIS SAYLES SMALL CAP GROWTH FUND

                                                       Beginning                 Ending                Expenses Paid
                                                     Account Value            Account Value            During Period*
Institutional Class                                     4/1/05                   9/30/05              4/1/05 - 9/30/05
-------------------                                  -------------            -------------           ----------------
Actual                                                 $1,000.00                $1,128.30                  $5.34
Hypothetical (5% return before expenses)               $1,000.00                $1,020.05                  $5.06

Retail Class
------------
Actual                                                 $1,000.00                $1,126.80                  $6.66
Hypothetical (5% return before expenses)               $1,000.00                $1,018.80                  $6.33
*Expenses are equal to the Fund's annualized expense ratio of 1.00% and 1.25% for the Institutional and Retail Class,
 respectively, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the half-year period).

LOOMIS SAYLES SMALL CAP VALUE FUND

                                                      Beginning                Ending               Expenses Paid
                                                    Account Value           Account Value           During Period*
Institutional Class                                    4/1/05                  9/30/05             4/1/05 - 9/30/05
-------------------                                 -------------           -------------          ----------------
Actual                                                $1,000.00               $1,079.90                 $4.69
Hypothetical (5% return before expenses)              $1,000.00               $1,020.56                 $4.56

Retail Class
------------
Actual                                                $1,000.00               $1,078.40                 $5.99
Hypothetical (5% return before expenses)              $1,000.00               $1,019.30                 $5.82

Admin Class
-----------
Actual                                                $1,000.00               $1,077.20                 $7.29
Hypothetical (5% return before expenses)              $1,000.00               $1,018.05                 $7.08
*Expenses are equal to the Fund's annualized expense ratio of 0.90%, 1.15% and 1.40% for the Institutional, Retail and Admin
 Classes, respectively, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the half-year period).

LOOMIS SAYLES TAX-MANAGED EQUITY FUND

                                                      Beginning                Ending                Expenses Paid
                                                    Account Value           Account Value            During Period*
Institutional Class                                    4/1/05                  9/30/05              4/1/05 - 9/30/05
-------------------                                 -------------           -------------           ----------------
Actual                                                $1,000.00               $1,030.20                  $3.31
Hypothetical (5% return before expenses)              $1,000.00               $1,021.81                  $3.29
*Expenses are equal to the Fund's annualized expense ratio of 0.65%, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the half-year period).

LOOMIS SAYLES VALUE FUND

                                                      Beginning                Ending                Expenses Paid
                                                    Account Value           Account Value            During Period*
Institutional Class                                    4/1/05                  9/30/05              4/1/05 - 9/30/05
-------------------                                 -------------           -------------           ----------------
Actual                                                $1,000.00               $1,085.20                  $4.44
Hypothetical (5% return before expenses)              $1,000.00               $1,020.81                  $4.31
*Expenses are equal to the Fund's annualized expense ratio of 0.85%, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the half-year period).

LOOMIS SAYLES WORLDWIDE FUND

                                                      Beginning                Ending                Expenses Paid
                                                    Account Value           Account Value            During Period*
Institutional Class                                    4/1/05                  9/30/05              4/1/05 - 9/30/05
-------------------                                 -------------           -------------           ----------------
Actual                                                $1,000.00               $1,091.20                  $5.24
Hypothetical (5% return before expenses)              $1,000.00               $1,020.05                  $5.06
*Expenses are equal to the Fund's annualized expense ratio of 1.00%, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the half-year period).

BOARD APPROVAL OF THE EXISTING ADVISORY AGREEMENTS

The Board of Trustees, including the Independent Trustees, considers matters bearing on each Fund's advisory agreement (the "Agreements") at most of its meetings throughout the year. Once a year, usually in the spring, the Contract Review and Governance Committee of the Board meets to review the Agreements to determine whether to recommend that the full Board approve the continuation of the Agreements for an additional one-year period. After the Committee has made its recommendation, the full Board, including the Independent Trustees, determines whether to approve the continuation of the Agreements.

In connection with these meetings, the Trustees receive materials that the Funds' investment adviser believes to be reasonably necessary for the Trustees to evaluate the Agreements. These materials generally include, among other items, (i) information on the investment performance of the Funds and the performance of peer groups of funds and the Funds' performance benchmarks, (ii) information on the Funds' advisory fees and other expenses, including information comparing the Funds' expenses to those of peer groups of funds and information about any applicable expense caps and fee "breakpoints," (iii) sales and redemption data in respect of the Funds, (iv) information about the profitability of the Agreements to the Funds' adviser (the "Adviser"), and (v) information obtained through the completion of a questionnaire by the Adviser (the Trustees are consulted as to the information requested through that questionnaire). The Board of Trustees, including the Independent Trustees, may also consider other material facts such as (i) the Adviser's financial results and financial condition, (ii) each Fund's investment objective and strategies and the size, education and experience of the Adviser's investment staff and its use of technology, external research and trading cost measurement tools,
(iii) arrangements in respect of the distribution of the Funds' shares, (iv) the procedures employed to determine the value of the Funds' assets, (v) the allocation of the Funds' brokerage, if any, including allocations to brokers affiliated with the Adviser and the use of "soft" commission dollars to pay Fund expenses and to pay for research and other similar services, (vi) the resources devoted to, and the record of compliance with, the Funds' investment policies and restrictions, policies on personal securities transactions and other compliance policies, and (vii) the general economic outlook with particular emphasis on the mutual fund industry. Throughout the process, the Trustees are afforded the opportunity to ask questions of and request additional materials from the Adviser and its affiliates.

The Board of Trustees most recently approved the continuation of the Agreements at their meeting held in May, 2005. In considering whether to approve the continuation of the Agreements, the Board of Trustees, including the Independent Trustees, did not identify any single factor as determinative. Matters considered by the Trustees, including the Independent Trustees, in connection with their approval of the Agreements included the following:

The nature, extent and quality of the services provided to the Funds under the Agreements. The Trustees considered the nature, extent and quality of the services provided by the Adviser and its affiliates to the Funds and the resources dedicated to the Funds by the Adviser and its affiliates. The Trustees also considered the services provided by the Adviser's affiliates to the Funds, including the monitoring and board reporting services provided. For each Fund, the Trustees also considered the benefits to shareholders of investing in a mutual fund that is part of a family of funds offering a variety of investment disciplines and providing for a variety of fund and shareholder services. After reviewing these and related factors, the Trustees concluded, within the context of their overall conclusions regarding each of the Agreements, that the nature, extent and quality of services provided supported the renewal of the Agreements.

Investment performance of the Funds and the Adviser. As noted above, the Trustees received information about the performance of the Funds over various time periods, including information which compared the performance of the Funds to the performance of peer groups of funds and the Funds' respective performance benchmarks. In addition, the Trustees also reviewed data prepared by an independent third party which analyzed the performance of the Funds using a variety of performance metrics, including metrics which also measured the performance of the Funds on a risk adjusted basis. After reviewing the information with respect to each Fund, the Board concluded that the Fund's performance supported the renewal of the Agreement relating to that Fund. The Trustees also considered the Adviser's performance and reputation generally, these Funds' performance as a fund family generally, and the historical responsiveness of the Adviser and its affiliates to Trustee concerns about performance and the willingness of the Adviser to take steps intended to improve performance.

After reviewing these and related factors, the Trustees concluded, within the context of their overall conclusions regarding each of the Agreements, that the performance of the Funds and the Adviser supported the renewal of the Agreements.

The costs of the services to be provided and profits to be realized by the Adviser and its affiliates from their respective relationships with the Funds. The Trustees considered the fees charged to the Funds for advisory services as well as the total expense levels of the Funds. This information included comparisons (provided both by management and also by an independent third party) of the Funds' advisory fees and total expense levels to those of their peer groups and information about the advisory fees charged by the Adviser to comparable accounts. In considering the fees charged to comparable accounts, the Trustees considered, among other things, management's representations about the differences between managing mutual funds as compared to other types of accounts, including the additional resources required to effectively manage mutual fund assets. In evaluating each Fund's advisory fee, the Trustees also took into account the demands, complexity and quality of the investment management of such Fund.

The Trustees also considered the compensation directly or indirectly received by the Adviser and its affiliates from their relationships with the Funds. The Trustees reviewed information provided by management as to the profitability of the Adviser and its affiliates' relationships with the Funds, and information about the allocation of expenses used to calculate profitability. When reviewing profitability, the Trustees also considered information about court cases in which adviser profitability was an issue in whole or in part, the performance of the relevant Funds, the expense levels of the Funds, and whether the Adviser had implemented breakpoints and/or expense caps with respect to such Funds.

After reviewing these and related factors, the Trustees concluded, within the context of their overall conclusions regarding each of the Agreements, that the advisory fee charged to each of the Funds was fair and reasonable, and that the costs of these services generally and the related profitability of the Adviser and its affiliates in respect of their relationships with the Funds supported the renewal of the Agreements.

Economies of Scale. The Trustees considered the existence of any economies of scale in the provision of services by the Adviser and whether those economies are shared with the Funds through breakpoints in their investment advisory fee or other means, such as expense waivers. The Trustees noted that the Funds did not benefit from breakpoints. In considering these issues, the Trustees also took note of the costs of the services provided (both on an absolute and a relative basis) and the profitability to the Adviser and its affiliates of their relationships with the Funds, as discussed above.

After reviewing these and related factors, the Trustees considered, within the context of their overall conclusions regarding each of the Agreements, that the extent to which economies of scale were shared with the Funds supported the renewal of the Agreements.

The Trustees also considered other factors, which included but were not limited to the following:

.. whether each Fund has operated in accordance with its investment objective and the Fund's record of compliance with its investment restrictions, and the compliance programs of the Funds and the Adviser. They also considered the compliance related resources the Adviser and its affiliates were providing to the Funds.
.. the nature, quality, cost and extent of administrative and shareholder services performed by the Adviser and its affiliates, both under the Agreements and under separate agreements covering transfer agency and administrative services.
.. so-called "fallout benefits" to the Adviser and its affiliates, such as the engagement of affiliates of the Adviser to provide distribution, brokerage and transfer agency services to the Funds, and the benefits of research made available to the Adviser by reason of brokerage commissions generated by the Funds' securities transactions. The Trustees also considered the fact that Loomis Sayles' parent company benefits from the retention of affiliated service providers. The Trustees considered the possible conflicts of interest associated with these fallout and other benefits, and the reporting, disclosure and other processes in place to disclose and monitor such possible conflicts of interest.

Based on their evaluation of all factors that they deemed to be material, including those factors described above, and assisted by the advice of independent counsel, the Trustees, including the Independent Trustees, concluded that each of the existing advisory agreements should be continued through June 30, 2006.

PORTFOLIO OF INVESTMENTS - AS OF SEPTEMBER 30, 2005

LOOMIS SAYLES AGGRESSIVE GROWTH FUND

                                              SHARES  VALUE (a)
---------------------------------------------------------------

COMMON STOCKS - 99.1% OF TOTAL NET ASSETS

AEROSPACE & DEFENSE - 3.9%
Armor Holdings, Inc.(c)(d)                    12,375 $  532,249
Precision Castparts Corp.                     28,550  1,516,005
                                                     ----------
                                                      2,048,254
                                                     ----------
BIOTECHNOLOGY - 4.5%
Celgene Corp.(c)(d)                           10,700    581,224
Human Genome Sciences, Inc.(c)                28,100    381,879
Idenix Pharmaceuticals, Inc.(c)(d)            22,000    552,200
Protein Design Labs, Inc.(c)(d)               18,750    525,000
Vertex Pharmaceuticals, Inc.(c)               12,325    275,464
                                                     ----------
                                                      2,315,767
                                                     ----------
CAPITAL MARKETS - 1.9%
Affiliated Managers Group, Inc.(c)(d)         13,800    999,396
                                                     ----------
CHEMICALS - 2.4%
Lyondell Chemical Co.                         43,025  1,231,376
                                                     ----------
COMMERCIAL SERVICES & SUPPLIES - 2.4%
Corporate Executive Board Co.                 16,175  1,261,327
                                                     ----------
COMPUTERS & PERIPHERALS - 1.4%
Apple Computer, Inc.(c)                       13,975    749,200
                                                     ----------
DIVERSIFIED FINANCIAL SERVICES - 4.6%
Chicago Mercantile Exchange Holdings, Inc.     3,100  1,045,630
Moody's Corp.                                 26,550  1,356,174
                                                     ----------
                                                      2,401,804
                                                     ----------
ELECTRONIC EQUIPMENT & INSTRUMENTS - 2.8%
Broadcom Corp., Class A(c)                    30,475  1,429,582
                                                     ----------
ENERGY EQUIPMENT & SERVICES - 6.6%
Grant Prideco, Inc.(c)                        38,275  1,555,878
Todco, Class A                                20,625    860,269
Weatherford International Ltd.(c)             15,050  1,033,333
                                                     ----------
                                                      3,449,480
                                                     ----------
FOOD & DRUG RETAILING - 2.5%
Whole Foods Market, Inc.                       9,625  1,294,081
                                                     ----------
HEALTHCARE EQUIPMENT & SUPPLIES - 3.0%
Intuitive Surgical, Inc.(c)(d)                 6,925    507,533
St. Jude Medical, Inc.(c)                     22,125  1,035,450
                                                     ----------
                                                      1,542,983
                                                     ----------
HEALTHCARE PROVIDERS & SERVICES - 12.7%
Covance, Inc.(c)                              19,850    952,602
Coventry Health Care, Inc.(c)                 15,450  1,329,009
Express Scripts, Inc.(c)                      19,575  1,217,565
Health Net, Inc.(c)                           22,950  1,085,994
Humana, Inc.(c)                               26,000  1,244,880
Pharmaceutical Product Development, Inc.(c)   13,075    751,943
                                                     ----------
                                                      6,581,993
                                                     ----------
HOTELS, RESTAURANTS & LEISURE - 5.0%
Penn National Gaming, Inc.(c)                 27,475    854,747
Starwood Hotels & Resorts Worldwide, Inc.     12,850    734,635
Station Casinos, Inc.                         15,125  1,003,695
                                                     ----------
                                                      2,593,077
                                                     ----------

PORTFOLIO OF INVESTMENTS - AS OF SEPTEMBER 30, 2005

                                                                   SHARES   VALUE (a)
-------------------------------------------------------------------------------------

COMMON STOCKS - CONTINUED

INTERNET & CATALOG RETAIL - 1.3%
Coldwater Creek, Inc.(c)(d)                                        26,750 $   674,635
                                                                          -----------
INTERNET SOFTWARE & SERVICES - 1.5%
Google, Inc., Class A(c)                                            2,500     791,150
                                                                          -----------
IT SERVICES - 2.0%
Cognizant Technology Solutions Corp.(c)                            22,075   1,028,474
                                                                          -----------
MEDIA - 4.0%
Getty Images, Inc.(c)                                              14,700   1,264,788
XM Satellite Radio Holdings, Inc., Class A(c)(d)                   22,125     794,509
                                                                          -----------
                                                                            2,059,297
                                                                          -----------
OIL, GAS & CONSUMABLE FUELS - 5.0%
Range Resources Corp.                                              20,600     795,366
Southwestern Energy Co.(c)                                         24,900   1,827,660
                                                                          -----------
                                                                            2,623,026
                                                                          -----------
OIL & GAS EXPLORATION - 4.0%
EOG Resources, Inc.                                                13,875   1,039,237
Ultra Petroleum Corp.(c)(d)                                        18,175   1,033,794
                                                                          -----------
                                                                            2,073,031
                                                                          -----------
REAL ESTATE - 2.6%
CB Richard Ellis Group, Inc., Class A(c)                           27,050   1,330,860
                                                                          -----------
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT - 6.8%
Cypress Semiconductor Corp.(c)(d)                                  46,975     706,974
Marvell Technology Group Ltd.(c)                                   24,800   1,143,528
Microsemi Corp.(c)(d)                                              36,400     929,656
Varian Semiconductor Equipment Associates, Inc.(c)(d)              18,200     771,134
                                                                          -----------
                                                                            3,551,292
                                                                          -----------
SOFTWARE - 8.8%
Activision, Inc.(c)                                                44,925     918,716
Autodesk, Inc.                                                     32,225   1,496,529
Cognos, Inc.(c)                                                    18,950     737,723
NAVTEQ(c)                                                          16,925     845,404
Salesforce.com, Inc.(c)(d)                                         25,300     584,936
                                                                          -----------
                                                                            4,583,308
                                                                          -----------
TEXTILES APPAREL & LUXURY GOODS - 1.5%
Carter's, Inc.(c)(d)                                               13,650     775,320
                                                                          -----------
WIRELESS TELECOMMUNICATION SERVICES - 7.9%
Alamosa Holdings, Inc.(c)                                          59,800   1,023,178
American Tower Corp., Class A(c)                                   21,000     523,950
Nextel Partners, Inc., Class A(c)                                  39,675     995,843
NII Holdings Inc., Class B(c)                                      18,225   1,539,101
                                                                          -----------
                                                                            4,082,072
                                                                          -----------

TOTAL COMMON STOCKS
 (Identified Cost $43,342,069)                                             51,470,785
                                                                          -----------

                                                         PRINCIPAL AMOUNT
-------------------------------------------------------------------------------------

SHORT-TERM INVESTMENTS - 19.1%
Tri-Party Repurchase Agreement with Fixed Income
Clearing Corporation, dated 9/30/05 at 1.750% to be
repurchased at $406,059 on 10/03/05 collateralized by
$420,000 U.S. Treasury Note, 4.000% due 9/30/07 with
a value of $418,950 (Note 2g)                                  $  406,000     406,000
                                                                          -----------

                                                                                                 SHARES
----------------------------------------------------------------------------------------------------------------------

SHORT-TERM INVESTMENTS - CONTINUED

State Street Navigator Securities Lending Prime Portfolio(e)                                  9,540,403


TOTAL SHORT-TERM INVESTMENTS
 (Identified Cost $9,946,403)


TOTAL INVESTMENTS - 118.2%
 (Identified Cost $53,288,472)(b)
 Other assets less liabilities--(18.2)%


TOTAL NET ASSETS  - 100%


(a)See Note 2a of Notes to Financial Statements.
(b)Federal Tax Information:
   At September 30, 2005, the net unrealized appreciation on investments based on cost of $53,296,896 for federal income tax purposes was as follows:
   Aggregate gross unrealized appreciation for all securities in which there is an excess of value over tax cost
   Aggregate gross unrealized depreciation for all securities in which there is an excess of tax cost over value

   Net unrealized appreciation

                                                                                VALUE (a)
-----------------------------------------------------------------------------------------

SHORT-TERM INVESTMENTS - CONTINUED

State Street Navigator Securities Lending Prime Portfolio(e)                 $ 9,540,403
                                                                             -----------

TOTAL SHORT-TERM INVESTMENTS
 (Identified Cost $9,946,403)                                                  9,946,403
                                                                             -----------

TOTAL INVESTMENTS - 118.2%
 (Identified Cost $53,288,472)(b)                                             61,417,188
 Other assets less liabilities--(18.2)%                                       (9,455,870)
                                                                             -----------

TOTAL NET ASSETS  - 100%                                                     $51,961,318
                                                                             -----------

(a)See Note 2a of Notes to Financial Statements.
(b)Federal Tax Information:
   At September 30, 2005, the net unrealized appreciation on investments based on cost of $53,296,896 for federal income tax purposes was as follows:
   Aggregate gross unrealized appreciation for all securities in which there is an excess of value over tax cost   $ 8,507,177
   Aggregate gross unrealized depreciation for all securities in which there is an excess of tax cost over value      (386,885)
                                                                             -----------
   Net unrealized appreciation                                                                                     $ 8,120,292
                                                                             -----------

(c)Non-income producing security.
(d)All or a portion of securities on loan to brokers at September 30, 2005.
(e)Represents investment of securities lending collateral.

HOLDINGS AT SEPTEMBER 30, 2005 AS A PERCENTAGE OF NET ASSETS (UNAUDITED)

Healthcare Providers & Services          12.7% Oil & Gas Exploration              4.0%
Software                                  8.8  Aerospace & Defense                3.9
Wireless Telecommunication Services       7.9  Healthcare Equipment & Supplies    3.0
Semiconductors & Semiconductor Equipment  6.8  Electronic Equipment & Instruments 2.8
Energy Equipment & Services               6.6  Real Estate                        2.6
Hotels Restaurants & Leisure              5.0  Food & Drug Retailing              2.5
Oil, Gas & Consumable Fuels               5.0  Chemicals                          2.4
Diversified Financial Services            4.6  Commercial Services & Supplies     2.4
Biotechnology                             4.5  IT Services                        2.0
Media                                     4.0  Other, less than 2% each           7.6

                See accompanying notes to financial statements.

PORTFOLIO OF INVESTMENTS - AS OF SEPTEMBER 30, 2005

LOOMIS SAYLES SMALL CAP GROWTH FUND



                                            SHARES  VALUE (a)
-------------------------------------------------------------

COMMON STOCKS - 98.3% OF TOTAL NET ASSETS

AEROSPACE & DEFENSE - 2.5%
Aviall, Inc.(c)                              6,825 $  230,549
Essex Corp.(c)(d)                           11,775    255,164
                                                   ----------
                                                      485,713
                                                   ----------
BIOTECHNOLOGY - 4.5%
Encysive Pharmaceuticals, Inc.(c)(d)         9,975    117,506
Human Genome Sciences, Inc.(c)              10,575    143,714
Idenix Pharmaceuticals, Inc.(c)(d)           5,875    147,462
Keryx Biopharmaceuticals, Inc.(c)            7,375    116,230
Nuvelo, Inc.(c)(d)                          10,950    105,120
Senomyx, Inc.(c)(d)                          4,675     79,615
Vertex Pharmaceuticals, Inc.(c)(d)           7,500    167,625
                                                   ----------
                                                      877,272
                                                   ----------
CAPITAL MARKETS - 2.1%
Affiliated Managers Group, Inc.(c)(d)        2,750    199,155
GFI Group, Inc.(c)(d)                        4,925    202,762
                                                   ----------
                                                      401,917
                                                   ----------
CHEMICALS - 1.1%
Scotts Miracle-Gro Co., Class A              2,425    213,230
                                                   ----------
COMMERCIAL BANKS - 0.9%
Hanmi Financial Corp.(d)                    10,025    179,949
                                                   ----------
COMMERCIAL SERVICES & SUPPLIES - 9.6%
Advisory Board Co.(c)                        4,625    240,685
Corporate Executive Board Co.                2,875    224,192
CRA International, Inc.(c)(d)                4,950    206,366
Hudson Highland Group, Inc.(c)              10,575    264,058
LECG Corp.(c)                               11,825    271,975
Mobile Mini, Inc.(c)(d)                      4,950    214,582
On Assignment, Inc.(c)                      11,800    100,890
PeopleSupport, Inc.(c)(d)                   18,725    146,991
Resources Connection, Inc.(c)                6,725    199,262
                                                   ----------
                                                    1,869,001
                                                   ----------
COMMUNICATIONS EQUIPMENT - 0.7%
Redback Networks, Inc.(c)(d)                13,575    134,664
                                                   ----------
DIVERSIFIED CONSUMER SERVICES - 4.0%
Bright Horizons Family Solutions, Inc.(c)    5,875    225,600
Laureate Education, Inc.(c)                  5,625    275,456
Universal Technical Institute, Inc.(c)(d)    7,500    267,075
                                                   ----------
                                                      768,131
                                                   ----------
ENERGY EQUIPMENT & SERVICES - 6.3%
Allis-Chalmers Energy, Inc.(c)(d)           14,100    166,944
Cal Dive International, Inc.(c)              2,875    182,304
Oil States International, Inc.(c)            5,700    206,967
Pioneer Drilling Co.(c)(d)                  11,575    225,944
Unit Corp.(c)                                4,625    255,670
Universal Compression Holdings, Inc.(c)      4,525    179,959
                                                   ----------
                                                    1,217,788
                                                   ----------

                                                  SHARES  VALUE (a)
-------------------------------------------------------------------
COMMON STOCKS - CONTINUED

HEALTHCARE EQUIPMENT & SUPPLIES - 8.8%
American Medical Systems Holdings, Inc.(c)         9,575 $  192,936
ArthroCare Corp.(c)(d)                             6,275    252,380
Aspect Medical Systems, Inc.(c)(d)                 4,725    140,002
ev3, Inc.(c)(d)                                    8,600    161,250
Foxhollow Technologies, Inc.(c)(d)                 2,100     99,981
Meridian Bioscience, Inc.                         10,625    219,937
NuVasive, Inc.(c)(d)                               9,150    171,471
OraSure Technologies, Inc.(c)(d)                  15,300    144,279
Palomar Medical Technologies, Inc.(c)(d)           4,850    127,216
Symmetry Medical, Inc.(c)                          8,250    195,525
                                                         ----------
                                                          1,704,977
                                                         ----------
HEALTHCARE PROVIDERS & SERVICES - 9.5%
Chemed Corp.                                       4,850    210,199
Computer Programs and Systems, Inc.(d)             3,625    125,208
HealthExtras, Inc.(c)                             11,225    239,990
Horizon Health Corp.(c)                            7,275    197,662
LCA-Vision, Inc.                                   4,650    172,608
Matria Healthcare, Inc.(c)                         4,862    183,540
Psychiatric Solutions, Inc.(c)(d)                  3,025    164,046
SFBC International, Inc.(c)                        3,425    152,036
Symbion, Inc.(c)(d)                                7,375    190,791
United Surgical Partners International, Inc.(c)    5,287    206,775
                                                         ----------
                                                          1,842,855
                                                         ----------
HOTELS, RESTAURANTS & LEISURE - 1.1%
Pinnacle Entertainment, Inc.(c)(d)                11,450    209,879
                                                         ----------
HOUSEHOLD PRODUCTS - 1.2%
Central Garden & Pet Co.(c)                        5,175    234,169
                                                         ----------
INSURANCE - 1.8%
ProAssurance Corp.(c)                              4,525    211,182
Universal American Financial Corp.(c)              5,950    135,303
                                                         ----------
                                                            346,485
                                                         ----------
INTERNET & CATALOG RETAIL - 3.1%
Blue Nile, Inc.(c)(d)                              5,825    184,303
Coldwater Creek, Inc.(c)(d)                        6,475    163,300
GSI Commerce, Inc.(c)(d)                          12,325    245,267
                                                         ----------
                                                            592,870
                                                         ----------
INTERNET SOFTWARE & SERVICES - 2.0%
j2 Global Communications, Inc.(c)(d)               4,525    182,901
Online Resources Corp.(c)                         18,400    194,672
                                                         ----------
                                                            377,573
                                                         ----------
IT SERVICES - 3.3%
Anteon International Corp.(c)                      3,200    136,832
CACI International, Inc., Class A(c)               2,300    139,380
Gevity HR, Inc.(d)                                 8,500    231,540
SRA International, Inc., Class A(c)                3,975    141,033
                                                         ----------
                                                            648,785
                                                         ----------
MACHINERY - 4.0%
American Science & Engineering, Inc.(c)(d)         2,250    147,578
Bucyrus International, Inc., Class A(d)            4,525    222,313
Freightcar America, Inc.                           3,775    153,944
Joy Global, Inc.                                   4,837    244,075
                                                         ----------
                                                            767,910
                                                         ----------

PORTFOLIO OF INVESTMENTS - AS OF SEPTEMBER 30, 2005

                                                    SHARES  VALUE (a)
---------------------------------------------------------------------

COMMON STOCKS - CONTINUED

MEDIA - 0.5%
Morningstar, Inc.(c)(d)                              3,050 $   97,600
                                                           ----------
OIL, GAS & CONSUMABLE FUELS - 2.0%
Energy Partners Ltd.(c)(d)                           5,725    178,735
Range Resources Corp.                                5,625    217,181
                                                           ----------
                                                              395,916
                                                           ----------
PHARMACEUTICALS - 0.9%
Kos Pharmaceuticals, Inc.(c)                         2,575    172,345
                                                           ----------
REAL ESTATE - 2.8%
CB Richard Ellis Group, Inc., Class A(c)             7,275    357,930
Jones Lang LaSalle, Inc.                             3,975    183,088
                                                           ----------
                                                              541,018
                                                           ----------
RETAILERS - 0.9%
Phillips-Van Heusen Corp.                            5,700    176,814
                                                           ----------
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT - 9.5%
ADE Corp.(c)(d)                                      6,475    145,558
ATMI, Inc.(c)                                        9,150    283,650
FormFactor, Inc.(c)                                  6,725    153,464
Mattson Technology, Inc.(c)                         20,350    152,829
Microsemi Corp.(c)                                  12,125    309,672
Netlogic Microsystems, Inc.(c)(d)                    6,425    138,716
PortalPlayer, Inc.(c)                                4,725    129,607
Power Integrations, Inc.(c)(d)                       7,350    159,862
Tessera Technologies, Inc.(c)                        7,300    218,343
Volterra Semiconductor Corp.(c)(d)                  12,200    149,694
                                                           ----------
                                                            1,841,395
                                                           ----------
SOFTWARE - 6.6%
Bottomline Technologies, Inc.(c)                    17,850    269,356
Epicor Software Corp.(c)(d)                         10,800    140,400
Open Solutions, Inc.(c)(d)                           8,225    179,470
Quest Software, Inc.(c)                             13,575    204,575
SS&C Technologies, Inc.                              7,500    274,800
Ultimate Software Group, Inc.(c)(d)                 11,450    210,909
                                                           ----------
                                                            1,279,510
                                                           ----------
SPECIALTY RETAIL - 2.7%
Children's Place Retail Stores, Inc., (The)(c)(d)    4,950    176,418
Guess?, Inc.(c)(d)                                   8,250    176,798
Guitar Center, Inc.(c)                               3,200    176,672
                                                           ----------
                                                              529,888
                                                           ----------
TEXTILES APPAREL & LUXURY GOODS - 1.0%
Carter's, Inc.(c)                                    3,425    194,540
                                                           ----------
THRIFTS & MORTGAGE FINANCE - 1.9%
FirstFed Financial Corp.(c)(d)                       4,000    215,240
PFF Bancorp, Inc.                                    5,075    153,570
                                                           ----------
                                                              368,810
                                                           ----------
TRADING COMPANIES & DISTRIBUTORS - 0.9%
NuCo2, Inc.(c)(d)                                    6,600    169,950
                                                           ----------

                                                                                                    SHARES
------------------------------------------------------------------------------------------------------------------------

COMMON STOCKS - CONTINUED

WIRELESS TELECOMMUNICATION SERVICES - 2.1%
Alamosa Holdings, Inc.(c)                                                                           11,350
SBA Communications Corp.(c)(d)                                                                      13,550




TOTAL COMMON STOCKS
 (Identified Cost $15,827,547)


                                                                                          PRINCIPAL AMOUNT
------------------------------------------------------------------------------------------------------------------------

SHORT TERM INVESTMENTS - 27.8%
Tri-Party Repurchase Agreement with Fixed Income
Clearing Corporation, dated 9/30/05 at 1.750% to be
repurchased at $548,080 on 10/03/05 collateralized by
$575,000 U.S. Treasury Note, 3.375% due 9/15/09 with
a value of $559,188 (Note 2g)                                                                   $  548,000


                                                                                                    SHARES
------------------------------------------------------------------------------------------------------------------------
State Street Navigator Securities Lending Prime Portfolio(e)                                     4,844,544


TOTAL SHORT-TERM INVESTMENTS
 (Identified Cost $5,392,544)


TOTAL INVESTMENTS - 126.1%
 (Identified Cost $21,220,091)(b)
 Other assets less liabilities--(26.1)%


TOTAL NET ASSETS - 100%
                                                                         -

(a)See Note 2a of Notes to Financial Statements.
(b)Federal Tax Information:
   At September 30, 2005, the net unrealized appreciation on investments based on cost of $21,224,555 for federal income tax purposes was as follows:
   Aggregate gross unrealized appreciation for all securities in which there is an excess of value over tax cost
   Aggregate gross unrealized depreciation for all securities in which there is an excess of tax cost over value

   Net unrealized appreciation
                                                                         -
(c)Non-income producing security.
(d)All or a portion of this security was on loan to brokers at September 30, 2005.
(e)Represents investment of securities lending collateral.

                                                                            VALUE (a)
-------------------------------------------------------------------------------------

COMMON STOCKS - CONTINUED

WIRELESS TELECOMMUNICATION SERVICES - 2.1%
Alamosa Holdings, Inc.(c)                                                $   194,199
SBA Communications Corp.(c)(d)                                               209,347
                                                                         -----------
                                                                             403,546
                                                                         -----------

TOTAL COMMON STOCKS
 (Identified Cost $15,827,547)                                            19,044,500
                                                                         -----------


-------------------------------------------------------------------------------------

SHORT TERM INVESTMENTS - 27.8%
Tri-Party Repurchase Agreement with Fixed Income
Clearing Corporation, dated 9/30/05 at 1.750% to be
repurchased at $548,080 on 10/03/05 collateralized by
$575,000 U.S. Treasury Note, 3.375% due 9/15/09 with
a value of $559,188 (Note 2g)                                                548,000
                                                                         -----------


-------------------------------------------------------------------------------------
State Street Navigator Securities Lending Prime Portfolio(e)                                4,844,544
                                                                         -----------

TOTAL SHORT-TERM INVESTMENTS
 (Identified Cost $5,392,544)                                              5,392,544
                                                                         -----------

TOTAL INVESTMENTS - 126.1%
 (Identified Cost $21,220,091)(b)                                         24,437,044
 Other assets less liabilities--(26.1)%                                   (5,060,126)
                                                                         -----------

TOTAL NET ASSETS - 100%                                                  $19,376,918
                                                                         -----------

(a)See Note 2a of Notes to Financial Statements.
(b)Federal Tax Information:
   At September 30, 2005, the net unrealized appreciation on investments based on cost of $21,224,555 for federal income tax purposes was as follows:
   Aggregate gross unrealized appreciation for all securities in which there is an excess of value over tax cost     $ 3,422,995
   Aggregate gross unrealized depreciation for all securities in which there is an excess of tax cost over value        (210,506)
                                                                         -----------
   Net unrealized appreciation                                                                                       $ 3,212,489
                                                                         -----------
(c)Non-income producing security.
(d)All or a portion of this security was on loan to brokers at September 30, 2005.
(e)Represents investment of securities lending collateral.

HOLDINGS AT SEPTEMBER 30, 2005 AS A PERCENTAGE OF NET ASSETS (UNAUDITED)

Commercial Services & Supplies             9.6% Internet & Catalog Retail            3.1%
Healthcare Providers & Services            9.5  Real Estate                          2.8
Semiconductors & Semiconductor Equipment   9.5  Specialty Retail                     2.7
Healthcare Equipment & Supplies            8.8  Aerospace & Defense                  2.5
Software                                   6.6  Wireless Telecommunication Services  2.1
Energy Equipment & Services                6.3  Capital Markets                      2.1
Biotechnology                              4.5  Oil, Gas & Consumable Fuels          2.0
Diversified Consumer Services              4.0  Internet Software & Services         2.0
Machinery                                  4.0  Other, less than 2% each            12.9
IT Services                                3.3

                See accompanying notes to financial statements.

PORTFOLIO OF INVESTMENTS - AS OF SEPTEMBER 30, 2005

LOOMIS SAYLES SMALL CAP VALUE FUND

                                             SHARES   VALUE (a)
---------------------------------------------------------------

COMMON STOCKS - 96.5% OF TOTAL NET ASSETS

AUTO COMPONENTS - 0.5%
Cooper Tire & Rubber Co.(e)                 249,200 $ 3,805,284
                                                    -----------
BUILDING PRODUCTS - 1.1%
Lennox International, Inc.(e)               285,125   7,815,276
                                                    -----------
CAPITAL MARKETS - 0.8%
National Financial Partners Corp.           130,275   5,880,614
                                                    -----------
CHEMICALS - 3.2%
Cabot Corp.                                 109,725   3,622,022
Cytec Industries, Inc.                      153,750   6,669,675
FMC Corp.(c)                                 53,600   3,066,992
Scotts Miracle-Gro Co., Class A              58,075   5,106,535
Spartech Corp.(e)                           205,675   4,018,889
                                                    -----------
                                                     22,484,113
                                                    -----------
COMMERCIAL BANKS - 9.1%
Alabama National Bancorp(e)                  61,075   3,905,136
Centerstate Banks of Florida, Inc.           87,575   3,021,338
Community Bancorp(c)                         70,875   2,338,166
CVB Financial Corp.(e)                      212,990   3,961,614
East West Bancorp, Inc.                     163,300   5,558,732
First Midwest Bancorp, Inc.(e)              134,550   5,010,642
IBERIABANK Corp.(e)                          82,019   4,359,310
Independent Bank Corp.(e)                   201,875   5,862,453
Midwest Banc Holdings, Inc.(e)              109,775   2,537,998
Pennsylvania Commerce Bancorp, Inc.(c)(e)    93,050   3,320,024
PrivateBankcorp, Inc.(e)                    155,025   5,314,257
Signature Bank(c)(e)                        181,375   4,895,311
South Financial Group, Inc.(e)              141,175   3,789,137
Texas Regional Bancshares, Inc., Class A    150,175   4,323,538
Wintrust Financial Corp.                    123,925   6,228,470
                                                    -----------
                                                     64,426,126
                                                    -----------
COMMERCIAL SERVICES & SUPPLIES - 5.0%
Adesa, Inc.                                 187,225   4,137,672
Hudson Highland Group, Inc.(c)(e)           288,050   7,192,608
Imagistics International, Inc.(c)            67,325   2,817,551
McGrath Rentcorp.(e)                        208,675   5,911,763
Mine Safety Appliances Co.(e)                85,075   3,292,403
Navigant Consulting, Inc.(c)                330,450   6,331,422
Waste Connections, Inc.(c)                  154,475   5,418,983
                                                    -----------
                                                     35,102,402
                                                    -----------
COMMUNICATIONS EQUIPMENT - 2.0%
ADTRAN, Inc.                                166,700   5,251,050
Anaren, Inc.(c)(e)                          191,500   2,700,150
Avocent Corp.(c)                             83,625   2,645,895
SafeNet, Inc.(c)(e)                          99,775   3,622,830
                                                    -----------
                                                     14,219,925
                                                    -----------
COMPUTERS & PERIPHERALS - 1.7%
Avid Technology, Inc.(c)                     86,150   3,566,610
Imation Corp.                               119,450   5,120,822
McDATA Corp., Class A(c)(e)                 654,075   3,427,353
                                                    -----------
                                                     12,114,785
                                                    -----------

                                                 SHARES   VALUE (a)
-------------------------------------------------------------------

COMMON STOCKS - CONTINUED

CONSTRUCTION & ENGINEERING - 1.8%
Insituform Technologies, Inc., Class A(c)(e)    297,050 $ 5,135,995
Washington Group International, Inc.(c)(e)      141,325   7,616,004
                                                        -----------
                                                         12,751,999
                                                        -----------
CONSTRUCTION MATERIALS - 1.9%
Chaparral Steel Co.(c)(e)                       143,725   3,624,744
Eagle Materials, Inc.(e)                         36,400   4,417,868
Texas Industries, Inc.                           96,825   5,267,280
                                                        -----------
                                                         13,309,892
                                                        -----------
CONSUMER FINANCE - 0.6%
Advanta Corp., Class B(e)                       143,155   4,041,266
                                                        -----------
DIVERSIFIED CONSUMER SERVICES - 0.7%
Regis Corp.                                      67,925   2,568,923
Vertrue, Inc.(c)(e)                              72,125   2,621,744
                                                        -----------
                                                          5,190,667
                                                        -----------
DIVERSIFIED FINANCIAL SERVICES - 0.9%
iShares Russell 2000 Value Index Fund(e)        100,700   6,639,151
                                                        -----------
DIVERSIFIED TELECOMMUNICATION SERVICES - 0.9%
Commonwealth Telephone Enterprises, Inc.(e)      68,100   2,567,370
Iowa Telecommunications Services, Inc.(e)       226,875   3,816,038
                                                        -----------
                                                          6,383,408
                                                        -----------
ELECTRIC UTILITIES - 0.6%
ALLETE, Inc.(e)                                  50,658   2,320,643
Otter Tail Corp.(e)                              57,725   1,786,011
                                                        -----------
                                                          4,106,654
                                                        -----------
ELECTRICAL EQUIPMENT - 1.6%
AMETEK, Inc.                                    169,525   7,284,489
General Cable Corp.(c)(e)                       240,650   4,042,920
                                                        -----------
                                                         11,327,409
                                                        -----------
ELECTRONIC EQUIPMENT & INSTRUMENTS - 1.2%
Anixter International, Inc.(c)(e)               122,500   4,940,425
Excel Technology, Inc.(c)(e)                    139,725   3,589,535
                                                        -----------
                                                          8,529,960
                                                        -----------
ENERGY EQUIPMENT & SERVICES - 3.6%
Cal Dive International, Inc.(c)(e)              127,325   8,073,679
Carbo Ceramics, Inc.                             77,175   5,092,778
Core Laboratories N.V.(c)                        66,900   2,158,194
FMC Technologies, Inc.(c)(e)                    186,375   7,848,251
Hydril Co.(c)                                    34,925   2,397,252
                                                        -----------
                                                         25,570,154
                                                        -----------
FOOD & STAPLES RETAILING - 1.0%
Casey's General Stores, Inc.                    185,725   4,308,820
Smart & Final, Inc.(c)(e)                       226,925   2,936,410
                                                        -----------
                                                          7,245,230
                                                        -----------
FOOD PRODUCTS - 1.3%
J & J Snack Foods Corp.                          60,041   3,470,370
Ralcorp Holdings, Inc.(e)                       131,275   5,503,048
                                                        -----------
                                                          8,973,418
                                                        -----------

PORTFOLIO OF INVESTMENTS - AS OF SEPTEMBER 30, 2005

                                          SHARES   VALUE (a)
------------------------------------------------------------

COMMON STOCKS - CONTINUED

GAS UTILITIES - 2.7%
AGL Resources, Inc.                      166,350 $ 6,173,248
Energen Corp.                             86,875   3,758,213
ONEOK, Inc.                              145,000   4,932,900
Southern Union Co.                       160,054   4,124,592
                                                 -----------
                                                  18,988,953
                                                 -----------
HEALTHCARE EQUIPMENT & SUPPLIES - 2.3%
Arrow International, Inc.(e)             166,150   4,685,430
Intermagnetics General Corp.(c)(e)       187,225   5,231,067
Sybron Dental Specialties, Inc.(c)       148,875   6,190,222
                                                 -----------
                                                  16,106,719
                                                 -----------
HEALTHCARE PROVIDERS & SERVICES - 1.1%
Kindred Healthcare, Inc.(c)(e)            59,075   1,760,435
Lifepoint Hospitals, Inc.(c)(e)           91,700   4,010,041
RehabCare Group, Inc.(c)                  87,775   1,801,143
                                                 -----------
                                                   7,571,619
                                                 -----------
HOTELS, RESTAURANTS & LEISURE - 1.8%
Dover Downs Entertainment, Inc.          270,261   3,675,550
Fairmont Hotels & Resorts, Inc.          128,775   4,303,660
Steak n Shake Co.(c)(e)                  159,800   2,900,370
Sunterra Corp.(c)(e)                     167,950   2,205,184
                                                 -----------
                                                  13,084,764
                                                 -----------
HOUSEHOLD DURABLES - 0.8%
Levitt Corp., Class A(e)                  89,987   2,064,302
Tupperware Corp.(e)                      162,100   3,692,638
                                                 -----------
                                                   5,756,940
                                                 -----------
INSURANCE - 5.4%
AmerUs Group Co.(e)                       69,700   3,998,689
Delphi Financial Group, Inc.             132,425   6,197,490
Endurance Specialty Holdings Ltd.        177,800   6,064,758
KMG America Corp.(c)                     314,075   2,512,600
Navigators Group, Inc.(c)                 99,150   3,700,278
Ohio Casualty Corp.                      193,675   5,252,466
Protective Life Corp.                    111,925   4,609,071
RLI Corp.                                129,900   6,009,174
                                                 -----------
                                                  38,344,526
                                                 -----------
INTERNET & CATALOG RETAIL - 0.4%
FTD Group, Inc.(c)(e)                    287,000   2,970,450
                                                 -----------
INTERNET SOFTWARE & SERVICES - 1.3%
Aladdin Knowledge Systems(c)(e)          199,875   4,215,364
Digitas, Inc.(c)                         416,425   4,730,588
                                                 -----------
                                                   8,945,952
                                                 -----------
IT SERVICES - 2.2%
Perot Systems Corp., Class A(c)(e)       310,575   4,394,636
SI International, Inc.(c)(e)              72,950   2,259,262
Wright Express Corp.(c)(e)               410,900   8,871,331
                                                 -----------
                                                  15,525,229
                                                 -----------
MACHINERY - 7.2%
Actuant Corp., Class A(e)                156,125   7,306,650
Albany International Corp., Class A      113,725   4,193,041

                                              SHARES   VALUE (a)
----------------------------------------------------------------

COMMON STOCKS - CONTINUED

MACHINERY - CONTINUED
Barnes Group, Inc.(e)                        148,125 $ 5,311,762
CLARCOR, Inc.                                111,425   3,200,126
Commercial Vehicle Group, Inc.(c)(e)         185,475   3,883,846
ESCO Technologies, Inc.(c)(e)                 54,350   2,721,305
Greenbrier Cos., Inc.(e)                     110,850   3,684,654
Harsco Corp.                                  96,875   6,352,094
IDEX Corp.                                   173,575   7,385,616
Nordson Corp.                                 81,750   3,108,953
RBC Bearings, Inc.(c)                        230,775   3,680,861
                                                     -----------
                                                      50,828,908
                                                     -----------
MEDIA - 5.1%
ADVO, Inc.                                   111,987   3,504,073
Harte-Hanks, Inc.                            151,600   4,006,788
John Wiley & Sons, Inc., Class A              87,700   3,660,598
R.H. Donnelley Corp.(c)                      183,700  11,620,862
Saga Communications, Inc., Class A(c)(e)     151,800   2,018,940
Scholastic Corp.(c)                          136,100   5,030,256
Valassis Communications, Inc.(c)             153,300   5,975,634
                                                     -----------
                                                      35,817,151
                                                     -----------
METALS & MINING - 0.9%
Reliance Steel & Aluminum Co.(e)             114,675   6,069,748
                                                     -----------
MULTI-UTILITIES & UNREGULATED POWER - 1.0%
NorthWestern Corp.(e)                        226,275   6,831,242
                                                     -----------
OIL, GAS & CONSUMABLE FUELS - 3.2%
ATP Oil & Gas Corp.(c)(e)                     53,475   1,756,119
Denbury Resources, Inc.(c)                   145,925   7,360,457
Energy Partners Ltd.(c)(e)                   222,650   6,951,133
Remington Oil & Gas Corp.(c)                  90,025   3,736,037
Western Gas Resources, Inc.(e)                49,025   2,511,551
                                                     -----------
                                                      22,315,297
                                                     -----------
PHARMACEUTICALS - 0.7%
Par Pharmaceutical Cos., Inc.(c)              81,175   2,160,878
Perrigo Co.(e)                               198,225   2,836,600
                                                     -----------
                                                       4,997,478
                                                     -----------
REAL ESTATE - 7.0%
American Home Mortgage Investment Corp.      179,625   5,442,638
BioMed Realty Trust, Inc.                    239,150   5,930,920
CBL & Associates Properties, Inc.            136,150   5,580,788
Corporate Office Properties Trust            203,750   7,121,062
Eagle Hospitality Properties Trust, Inc.     420,875   4,200,333
First Potomac Realty Trust(e)                240,375   6,177,637
Kite Realty Group Trust                      307,375   4,586,035
LaSalle Hotel Properties                     168,000   5,787,600
Newcastle Investment Corp.(e)                164,900   4,600,710
                                                     -----------
                                                      49,427,723
                                                     -----------
RETAILERS - 0.2%
Retail Ventures, Inc.(c)(e)                  104,550   1,147,959
                                                     -----------

PORTFOLIO OF INVESTMENTS - AS OF SEPTEMBER 30, 2005

                                                            SHARES    VALUE (a)
-------------------------------------------------------------------------------

COMMON STOCKS - CONTINUED

ROAD & RAIL - 2.6%
Genesee & Wyoming, Inc., Class A(c)(e)                     181,550 $  5,755,135
Laidlaw International, Inc.                                281,075    6,793,583
Landstar System, Inc.(e)                                    75,950    3,040,278
Marten Transport Ltd.(c)(e)                                113,900    2,881,670
                                                                   ------------
                                                                     18,470,666
                                                                   ------------
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT - 4.0%
AMIS Holdings, Inc.(c)(e)                                  117,125    1,389,103
Diodes, Inc.(c)(e)                                         117,500    4,260,550
DSP Group, Inc.(c)(e)                                      195,400    5,013,964
Fairchild Semiconductor International, Inc., Class A(c)    241,175    3,583,860
Integrated Device Technology, Inc.(c)                      326,625    3,507,952
Keithley Instruments, Inc.(e)                              172,325    2,515,945
Orbotech, Ltd.(c)                                          150,100    3,755,502
Rofin-Sinar Technologies, Inc.(c)(e)                       103,425    3,929,116
                                                                   ------------
                                                                     27,955,992
                                                                   ------------
SOFTWARE - 1.6%
Hyperion Solutions Corp.(c)(e)                              91,475    4,450,259
Intervoice, Inc.(c)(e)                                     192,900    1,738,029
MRO Software, Inc.(c)(e)                                    87,625    1,475,605
Progress Software Corp.(c)(e)                              123,775    3,932,332
                                                                   ------------
                                                                     11,596,225
                                                                   ------------
SPECIALTY RETAIL - 1.8%
Charlotte Russe Holding, Inc.(c)(e)                        240,250    3,200,130
Cost Plus, Inc.(c)(e)                                      171,450    3,111,817
Hot Topic, Inc.(c)(e)                                      132,050    2,028,288
Men's Wearhouse, Inc.(c)                                    86,174    2,300,846
Party City Corp.(c)(e)                                     132,950    2,249,514
                                                                   ------------
                                                                     12,890,595
                                                                   ------------
THRIFTS & MORTGAGE FINANCE - 1.7%
BankAtlantic Bancorp, Inc., Class A(e)                     267,000    4,536,330
BankUnited Financial Corp.                                 132,700    3,034,849
Provident New York Bancorp(e)                              404,350    4,718,765
                                                                   ------------
                                                                     12,289,944
                                                                   ------------
TRADING COMPANIES & DISTRIBUTORS - 1.5%
BlueLinx Holdings, Inc.(e)                                     700        9,408
Hughes Supply, Inc.(e)                                     183,350    5,977,210
UAP Holding Corp.(e)                                       262,625    4,753,513
                                                                   ------------
                                                                     10,740,131
                                                                   ------------
WATER UTILITIES - 0.5%
American States Water Co.(e)                                96,050    3,213,833
                                                                   ------------

TOTAL COMMON STOCK
 (Identified Cost $530,719,082)                                     681,805,777
                                                                   ------------

                                                                                      PRINCIPAL AMOUNT
-----------------------------------------------------------------------------------------------------------------------

SHORT-TERM INVESTMENTS - 21.9%

COMMERCIAL PAPER - 4.6%
San Paolo United States Financial Co.,
2.450%, 10/03/2005(d)                                                                    $  32,098,000


                                                                                                SHARES
-----------------------------------------------------------------------------------------------------------------------

State Street Navigator Securities Lending Prime
Portfolio(f)                                                                               122,331,459


TOTAL SHORT-TERM INVESTMENTS
 (Identified Cost $154,425,090)


TOTAL INVESTMENTS - 118.4%
 (Identified Cost $685,144,172)(b)
 Other assets less liabilities--(18.4)%


TOTAL NET ASSETS - 100%


(a)See Note 2a of Notes to Financial Statements.
(b)Federal Tax Information:
   At September 30, 2005, the net unrealized appreciation on investments based on cost of $685,625,529 for federal income tax purposes was as follows:
   Aggregate gross unrealized appreciation for all investments in which there is an excess of value over tax cost
   Aggregate gross unrealized depreciation for all investments in which there is an excess of tax cost over value

   Net unrealized appreciation

                                                                        VALUE (a)
---------------------------------------------------------------------------------

SHORT-TERM INVESTMENTS - 21.9%

COMMERCIAL PAPER - 4.6%
San Paolo United States Financial Co.,
2.450%, 10/03/2005(d)                                              $  32,093,631
                                                                   -------------


---------------------------------------------------------------------------------

State Street Navigator Securities Lending Prime
Portfolio(f)                                                         122,331,459
                                                                   -------------

TOTAL SHORT-TERM INVESTMENTS
 (Identified Cost $154,425,090)                                      154,425,090
                                                                   -------------

TOTAL INVESTMENTS - 118.4%
 (Identified Cost $685,144,172)(b)                                   836,230,867
 Other assets less liabilities--(18.4)%                             (129,667,814)
                                                                   -------------

TOTAL NET ASSETS - 100%                                            $ 706,563,053
                                                                   -------------

(a)See Note 2a of Notes to Financial Statements.
(b)Federal Tax Information:
   At September 30, 2005, the net unrealized appreciation on investments based on cost of $685,625,529 for federal income tax purposes was as follows:
   Aggregate gross unrealized appreciation for all investments in which there is an excess of value over tax cost   $ 158,960,135
   Aggregate gross unrealized depreciation for all investments in which there is an excess of tax cost over value      (8,354,797)
                                                                   -------------
   Net unrealized appreciation                                     $ 150,605,338
                                                                   -------------

(c)Non-income producing security.
(d)Interest rate represents annualized yield at time of purchase; not a coupon rate.
(e)All or a portion of this security was on loan to brokers at September 30, 2005.
(f)Represents investment of securities lending collateral.

HOLDINGS AT SEPTEMBER 30, 2005 AS A PERCENTAGE OF NET ASSETS (UNAUDITED)

Commercial Banks                         9.1% Chemicals                        3.2%
Machinery                                7.2  Oil, Gas & Consumable Fuels      3.2
Real Estate                              7.0  Gas Utilities                    2.7
Insurance                                5.4  Road & Rail                      2.6
Media                                    5.1  Healthcare Equipment & Supplies  2.3
Commercial Services & Supplies           5.0  IT Services                      2.2
Semiconductors & Semiconductor Equipment 4.0  Communications Equipment         2.0
Energy Equipment & Services              3.6  Other, less than 2% each        31.9

                See accompanying notes to financial statements.

PORTFOLIO OF INVESTMENTS - AS OF SEPTEMBER 30, 2005

LOOMIS SAYLES TAX-MANAGED EQUITY FUND

                                                SHARES VALUE (a)
----------------------------------------------------------------

COMMON STOCKS - 100.0% OF TOTAL NET ASSETS

AEROSPACE & DEFENSE - 2.5%
United Technologies Corp.                        4,500  $233,280
                                                       ---------
AUTOMOBILES - 0.8%
Harley-Davidson, Inc.                            1,500    72,660
                                                       ---------
BEVERAGES - 3.2%
PepsiCo, Inc.                                    5,150   292,057
                                                       ---------
BIOTECHNOLOGY - 3.4%
Amgen, Inc.(c)                                   3,900   310,713
                                                       ---------
CAPITAL MARKETS - 8.1%
Bear Stearns Cos., Inc.                          2,300   252,425
Franklin Resources, Inc.                         2,300   193,108
Goldman Sachs Group, Inc.                        2,500   303,950
                                                       ---------
                                                         749,483
                                                       ---------
CHEMICALS - 4.1%
Ecolab, Inc.                                     5,500   175,615
Praxair, Inc.                                    4,150   198,909
                                                       ---------
                                                         374,524
                                                       ---------
COMMERCIAL BANKS - 4.0%
Wells Fargo & Co.                                3,925   229,887
Zions Bancorporation                             2,000   142,420
                                                       ---------
                                                         372,307
                                                       ---------
COMMERCIAL SERVICES & SUPPLIES - 2.2%
ARAMARK Corp., Class B                           7,500   200,325
                                                       ---------
COMMUNICATIONS EQUIPMENT - 6.2%
Cisco Systems, Inc.(c)                           9,825   176,162
Harris Corp.                                     5,800   242,440
QUALCOMM, Inc.                                   3,525   157,744
                                                       ---------
                                                         576,346
                                                       ---------
COMPUTERS & PERIPHERALS - 1.8%
Dell, Inc.(c)                                    5,000   171,000
                                                       ---------
CONTAINERS & PACKAGING - 1.4%
Ball Corp.                                       3,625   133,183
                                                       ---------
DIVERSIFIED FINANCIAL SERVICES - 2.2%
Citigroup, Inc.                                  4,400   200,288
                                                       ---------
DIVERSIFIED TELECOMMUNICATION SERVICES - 2.8%
SBC Communications, Inc.                        10,700   256,479
                                                       ---------
ENERGY EQUIPMENT & SERVICES - 1.8%
GlobalSantaFe Corp.                              3,675   167,654
                                                       ---------
HEALTHCARE EQUIPMENT & SUPPLIES - 7.2%
Guidant Corp.                                    2,600   179,114
Kinetic Concepts, Inc.(c)                        2,550   144,840
Medtronic, Inc.                                  3,600   193,032
Zimmer Holdings, Inc.(c)                         2,100   144,669
                                                       ---------
                                                         661,655
                                                       ---------
HEALTHCARE PROVIDERS & SERVICES - 2.7%
Caremark Rx, Inc.(c)                             3,100   154,783
WellPoint, Inc.(c)                               1,250    94,775
                                                       ---------
                                                         249,558
                                                       ---------

                                                   SHARES  VALUE (a)
--------------------------------------------------------------------

COMMON STOCKS - CONTINUED

HOTELS, RESTAURANTS & LEISURE - 2.2%
Carnival Corp.                                      4,000 $  199,920
                                                          ----------
HOUSEHOLD DURABLES - 1.2%
Leggett & Platt, Inc.                               5,350    108,070
                                                          ----------
INDUSTRIAL CONGLOMERATES - 3.0%
General Electric Co.                                8,250    277,778
                                                          ----------
INSURANCE - 5.0%
AFLAC, Inc.                                         6,500    294,450
Allstate Corp.                                      3,000    165,870
                                                          ----------
                                                             460,320
                                                          ----------
IT SERVICES - 3.5%
Accenture Ltd., Class A(c)                          9,650    245,689
First Data Corp.                                    1,950     78,000
                                                          ----------
                                                             323,689
                                                          ----------
MACHINERY - 3.6%
Danaher Corp.                                       2,775    149,378
Dover Corp.                                         4,475    182,535
                                                          ----------
                                                             331,913
                                                          ----------
MEDIA - 3.9%
DIRECTV Group, Inc. (The)(c)                       11,500    172,270
Viacom, Inc., Class B                               5,625    185,681
                                                          ----------
                                                             357,951
                                                          ----------
MULTILINE RETAIL - 1.8%
Target Corp.                                        3,200    166,176
                                                          ----------
OIL, GAS & CONSUMABLE FUELS - 8.4%
ConocoPhillips                                      3,100    216,721
Devon Energy Corp.                                  4,325    296,868
Exxon Mobil Corp.                                   4,075    258,925
                                                          ----------
                                                             772,514
                                                          ----------
PERSONAL PRODUCTS - 2.3%
Alberto-Culver Co.                                  4,750    212,563
                                                          ----------
PHARMACEUTICALS - 3.2%
Abbott Laboratories                                 4,175    177,020
Perrigo Co.                                         8,300    118,773
                                                          ----------
                                                             295,793
                                                          ----------
ROAD & RAIL - 1.8%
Burlington Northern Santa Fe Corp.                  2,800    167,440
                                                          ----------
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT - 4.6%
DSP Group, Inc.(c)                                  5,550    142,413
Intel Corp.                                         5,825    143,586
Maxim Integrated Products, Inc.                     3,325    141,811
                                                          ----------
                                                             427,810
                                                          ----------
SOFTWARE - 1.1%
Oracle Corp.(c)                                     8,500    105,315
                                                          ----------

TOTAL COMMON STOCKS
 (Identified Cost $8,105,297)                              9,228,764
                                                          ----------

PORTFOLIO OF INVESTMENTS - AS OF SEPTEMBER 30, 2005

                                                                                                                    VALUE (a)
-----------------------------------------------------------------------------------------------------------------------------

TOTAL INVESTMENTS - 100.0%
 (Identified Cost $8,105,297)(b)                                                                                  $9,228,764
 Other assets less liabilities--0.0%                                                                                   1,510
                                                                                                                  ----------

TOTAL NET ASSETS - 100%                                                                                           $9,230,274
                                                                                                                  ----------

(a)See Note 2a of Notes to Financial Statements.
(b)Federal Tax Information:
   At September 30, 2005, the unrealized appreciation on investments based on cost of $8,120,185 for federal income tax purposes was as follows:
   Aggregate gross unrealized appreciation for all investments in which there is an excess of value over tax cost $1,280,422
   Aggregate gross unrealized depreciation for all investments in which there is an excess tax cost over value      (171,843)
                                                                                                                  ----------
   Net unrealized appreciation                                                                                    $1,108,579
                                                                                                                  ----------

(c)Non-income producing security.

HOLDINGS AT SEPTEMBER 30, 2005 AS A PERCENTAGE OF NET ASSETS (UNAUDITED)

Oil, Gas & Consumable Fuels              8.4% Beverages                               3.2%
Capital Markets                          8.1  Pharmaceuticals                         3.2
Healthcare Equipment & Supplies          7.2  Industrial Conglomerates                3.0
Communications Equipment                 6.2  Diversified Telecommunication Services  2.8
Insurance                                5.0  Healthcare Providers & Services         2.7
Semiconductors & Semiconductor Equipment 4.6  Aerospace & Defense                     2.5
Chemicals                                4.1  Personal Products                       2.3
Commercial Banks                         4.0  Commercial Services & Supplies          2.2
Media                                    3.9  Diversified Financial Services          2.2
Machinery                                3.6  Hotels Restaurants & Leisure            2.2
IT Services                              3.5  Other, less than 2% each               11.7
Biotechnology                            3.4

                See accompanying notes to financial statements.

PORTFOLIO OF INVESTMENTS - AS OF SEPTEMBER 30, 2005

LOOMIS SAYLES VALUE FUND

                                                SHARES  VALUE (a)
-----------------------------------------------------------------

COMMON STOCKS - 96.2% OF TOTAL NET ASSETS

AEROSPACE & DEFENSE - 5.3%
Honeywell International, Inc.                   17,050 $  639,375
Northrop Grumman Corp.                          12,250    665,787
United Technologies Corp.                       13,025    675,216
                                                       ----------
                                                        1,980,378
                                                       ----------
BEVERAGES - 1.3%
Molson Coors Brewing Co., Class B(e)             7,750    496,078
                                                       ----------
CAPITAL MARKETS - 5.8%
Lehman Brothers Holdings, Inc.                   7,600    885,248
Merrill Lynch & Co., Inc.                        9,750    598,162
Morgan Stanley                                  12,450    671,553
                                                       ----------
                                                        2,154,963
                                                       ----------
CHEMICALS - 1.8%
Praxair, Inc.                                   13,675    655,443
                                                       ----------
COMMERCIAL BANKS - 6.7%
Bank of America Corp.                           10,325    434,683
SunTrust Banks, Inc.                             4,625    321,206
U.S. Bancorp                                    26,050    731,484
Wachovia Corp.                                  12,504    595,065
Wells Fargo & Co.                                7,200    421,704
                                                       ----------
                                                        2,504,142
                                                       ----------
COMMERCIAL SERVICES & SUPPLIES - 0.8%
ARAMARK Corp., Class B                          11,650    311,172
                                                       ----------
COMMUNICATIONS EQUIPMENT - 3.5%
Avaya, Inc.(c)                                  42,225    434,918
Motorola, Inc.                                  39,325    868,689
                                                       ----------
                                                        1,303,607
                                                       ----------
COMPUTERS & PERIPHERALS - 1.7%
Hewlett-Packard Co.                             21,925    640,210
                                                       ----------
CONSUMER FINANCE - 1.7%
American Express Co.                            11,050    634,712
                                                       ----------
DIVERSIFIED FINANCIAL SERVICES - 7.0%
CIT Group, Inc.                                 16,475    744,340
Citigroup, Inc.                                 21,100    960,472
J.P. Morgan Chase & Co.                         26,775    908,476
                                                       ----------
                                                        2,613,288
                                                       ----------
DIVERSIFIED TELECOMMUNICATION SERVICES - 4.7%
BellSouth Corp.                                 28,725    755,467
CenturyTel, Inc.                                 8,325    291,209
SBC Communications, Inc.                        29,175    699,325
                                                       ----------
                                                        1,746,001
                                                       ----------
ELECTRIC UTILITIES - 2.5%
Exelon Corp.                                    17,200    919,168
                                                       ----------
ELECTRICAL EQUIPMENT - 1.4%
ABB Ltd. ADR(c)(e)                              69,000    507,840
                                                       ----------

PORTFOLIO OF INVESTMENTS - AS OF SEPTEMBER 30, 2005

                                             SHARES  VALUE (a)
--------------------------------------------------------------

COMMON STOCKS - CONTINUED

ENERGY EQUIPMENT & SERVICES - 4.8%
GlobalSantaFe Corp.                          15,625 $  712,812
Halliburton Co.                              15,925  1,091,181
                                                    ----------
                                                     1,803,993
                                                    ----------
HEALTHCARE EQUIPMENT & SUPPLIES - 1.8%
Baxter International, Inc.                   16,650    663,835
                                                    ----------
HEALTHCARE PROVIDERS & SERVICES - 1.1%
Quest Diagnostics, Inc.                       8,400    424,536
                                                    ----------
HOTELS, RESTAURANTS & LEISURE - 2.0%
McDonald's Corp.                             22,450    751,850
                                                    ----------
INDEPENDENT POWER PRODUCER & ENERGY - 2.4%
Constellation Energy Group, Inc.              8,100    498,960
NRG Energy, Inc.(c)                           9,350    398,310
                                                    ----------
                                                       897,270
                                                    ----------
INDUSTRIAL CONGLOMERATES - 1.7%
Tyco International Ltd.                      22,875    637,069
                                                    ----------
INSURANCE - 5.9%
Allstate Corp.                               15,975    883,258
American International Group, Inc.           12,250    759,010
Prudential Financial, Inc.                    7,925    535,413
                                                    ----------
                                                     2,177,681
                                                    ----------
IT SERVICES - 2.3%
Accenture Ltd., Class A(c)                   19,125    486,922
First Data Corp.                              9,100    364,000
                                                    ----------
                                                       850,922
                                                    ----------
MEDIA - 6.2%
DIRECTV Group, Inc. (The)(c)                 35,775    535,910
McGraw-Hill Cos., Inc.                       10,875    522,435
News Corp., Class A                          37,250    580,727
Time Warner, Inc.                            36,225    656,035
                                                    ----------
                                                     2,295,107
                                                    ----------
MULTILINE RETAIL - 2.3%
Federated Department Stores, Inc.             7,325    489,823
J.C. Penney Co., Inc. (Holding Co.)           7,900    374,618
                                                    ----------
                                                       864,441
                                                    ----------
OIL, GAS & CONSUMABLE FUELS - 10.1%
BP Plc ADR                                    7,200    510,120
ChevronTexaco Corp.                           8,550    553,441
ConocoPhillips                                8,025    561,028
ExxonMobil Corp.                             23,150  1,470,951
Peabody Energy Corp.                          8,025    676,909
                                                    ----------
                                                     3,772,449
                                                    ----------
PHARMACEUTICALS - 2.6%
Abbott Laboratories                          11,700    496,080
Pfizer, Inc.                                 18,800    469,436
                                                    ----------
                                                       965,516
                                                    ----------

                                                                                              SHARES                 VALUE (a)
------------------------------------------------------------------------------------------------------------------------------

COMMON STOCKS - CONTINUED

PROPERTY & CASUALTY INSURANCE - 0.9%
Berkshire Hathaway, Inc., Class B(c)                                                             119              $   324,989
                                                                                                                  -----------
REAL ESTATE - 1.1%
Simon Property Group, Inc.                                                                     5,650                  418,778
                                                                                                                  -----------
ROAD & RAIL - 2.0%
Burlington Northern Santa Fe Corp.                                                            12,500                  747,500
                                                                                                                  -----------
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT - 1.4%
Freescale Semiconductor, Inc., Class B(c)                                                     22,198                  523,429
                                                                                                                  -----------
SPECIALTY RETAIL - 1.1%
Office Depot, Inc.(c)                                                                         14,175                  420,998
                                                                                                                  -----------
TOBACCO - 2.3%
Altria Group, Inc.                                                                            11,400                  840,294
                                                                                                                  -----------

TOTAL COMMON STOCKS
 (Identified Cost $27,544,119)                                                                                     35,847,659
                                                                                                                  -----------

                                                                                    PRINCIPAL AMOUNT
------------------------------------------------------------------------------------------------------------------------------

SHORT-TERM INVESTMENT - 5.6%
COMMERCIAL PAPER - 3.8%
San Paolo United States Financial Co.,
 2.450%, 10/03/2005(d)                                                                   $ 1,410,000                1,409,808
                                                                                                                  -----------

                                                                                              SHARES
------------------------------------------------------------------------------------------------------------------------------
State Street Navigator Securities Lending Prime Portfolio(f)                                 654,246                  654,246
                                                                                                                  -----------

TOTAL SHORT-TERM INVESTMENT
 (Identified Cost $2,064,054)                                                                                       2,064,054
                                                                                                                  -----------

TOTAL INVESTMENTS - 101.8%
 (Identified Cost $29,608,173)(b)                                                                                  37,911,713
 Other assets less liabilities--(1.8)%                                                                               (657,112)
                                                                                                                  -----------

TOTAL NET ASSETS - 100%                                                                                           $37,254,601
                                                                                                                  -----------
(a)See Note 2a of Notes to Financial Statements.
(b)Federal Tax Information:
   At September 30, 2005, the net unrealized appreciation on investments based on cost of $29,629,665 for federal income tax purposes was as follows:
   Aggregate gross unrealized appreciation for all securities in which there is an excess of value over tax cost  $ 8,613,153
   Aggregate gross unrealized depreciation for all securities in which there is an excess of tax cost over value     (331,105)
                                                                                                                  -----------
   Net unrealized appreciation                                                                                    $ 8,282,048
                                                                                                                  -----------

(c)Non-income producing security.
(d)Interest rate represents annualized yield at the time of purchase; not a coupon rate.
(e)All or a portion of this security was on loan to brokers at September 30, 2005.
(f)Represents investment of securities lending collateral.
ADRAn American Depositary Receipt is a certificate issued by a custodian bank representing the right to receive securities of the foreign issuer described. The values of ADRs are significantly influenced by trading on exchanges not located in the United States.

PORTFOLIO OF INVESTMENTS - AS OF SEPTEMBER 30, 2005

HOLDINGS AT SEPTEMBER 30, 2005 AS A PERCENTAGE OF NET ASSETS (UNAUDITED)

Oil, Gas & Consumable Fuels            10.1%
Diversified Financial Services          7.0
Commercial Banks                        6.7
Media                                   6.2
Insurance                               5.9
Capital Markets                         5.8
Aerospace & Defense                     5.3
Energy Equipment & Services             4.8
Diversified Telecommunication Services  4.7
Communications Equipment                3.5
Pharmaceuticals                         2.6
Electric Utilities                      2.5
Independent Power Producer & Energy     2.4
IT Services                             2.3
Multiline Retail                        2.3
Tobacco                                 2.3
Hotels, Restaurants & Leisure           2.0
Road & Rail                             2.0
Other, less than 2% each               17.8

                See accompanying notes to financial statements.

PORTFOLIO OF INVESTMENTS - AS OF SEPTEMBER 30, 2005

LOOMIS SAYLES WORLDWIDE FUND



                                                    PRINCIPAL AMOUNT  VALUE (a)
-------------------------------------------------------------------------------

BONDS AND NOTES - 30.1% OF TOTAL NET ASSETS

NON-CONVERTIBLE BONDS - 29.8%

ARGENTINA - 0.4%
Republic of Argentina, 2.000%, 9/30/2014        ARS          515,000 $  182,629
                                                                     ----------
AUSTRALIA - 0.1%
South Australia Government Finance Authority,
 Zero Coupon Bond, 12/21/2015                   AUD          120,000     51,613
                                                                     ----------
AUSTRIA - 0.2%
Osterreichsche Kontrollbank AG,
 1.800%, 3/22/2010                              JPY       10,000,000     92,527
                                                                     ----------
BRAZIL - 0.1%
Republic of Brazil, 8.750%, 2/04/2025           USD           50,000     52,825
                                                                     ----------
CANADA - 0.9%
Avenor, Inc., 10.850%, 11/30/2014               CAD           20,000     19,785
Calpine Canada Energy Finance,
 8.500%, 5/01/2008(f)                           USD          310,000    185,225
Canadian Government, 0.700%, 3/20/2006          JPY       10,000,000     88,336
Canadian Pacific Railway Ltd.,
 4.900%, 6/15/2010, 144A                        CAD           25,000     22,238
Molson Coors Capital Finance, 5.000%, 9/22/2015               50,000     42,672
Rogers Wireless, Inc., 7.625%, 12/15/2011                     25,000     22,850
Shaw Comunications, Inc., 7.500%, 11/20/2013                  70,000     65,562
                                                                     ----------
                                                                        446,668
                                                                     ----------
CAYMAN ISLAND - 0.4%
Arcel Finance Ltd., 7.048%, 9/01/2011, 144A     USD          113,436    115,138
Vale Overseas Ltd., 8.250%, 1/17/2034                         75,000     84,562
                                                                     ----------
                                                                        199,700
                                                                     ----------
CHILE - 0.1%
Empresa Nacional de Electricidad SA, Series B,
 8.500%, 4/01/2009(f)                                         50,000     55,012
                                                                     ----------
COLOMBIA - 0.1%
Republic of Columbia, 11.750%, 3/01/2010        COP      100,000,000     49,957
                                                                     ----------
DENMARK - 0.2%
Kingdom of Denmark, 4.000%, 8/15/2008           DKK          525,000     88,121
                                                                     ----------
FRANCE - 0.1%
Dexia Municipal Agency, 5.500%, 4/25/2006       EUR           25,000     30,592
                                                                     ----------
GERMANY - 2.6%
Eurohypo AG - Europaeische Hypothekenbank der
 Deutschen Bank, 4.000%, 2/01/2007                           150,000    184,175
Hypothekenbank in Essen AG, 5.250%, 1/22/2008                115,000    146,604
KFW 2.500%, 10/11/2010                                       260,000    308,669
Republic of Germany, 3.000%, 4/11/2008                       170,000    207,063
Republic of Germany, 3.250%, 4/17/2009                       305,000    374,964
                                                                     ----------
                                                                      1,221,475
                                                                     ----------
IRELAND - 0.2%
Elan Financial Plc, 7.750%, 11/15/2011          USD           50,000     44,000
Republic of Ireland, 4.600%, 4/18/2016          EUR           30,000     40,595
                                                                     ----------
                                                                         84,595
                                                                     ----------

PORTFOLIO OF INVESTMENTS - AS OF SEPTEMBER 30, 2005

                                                    PRINCIPAL AMOUNT VALUE (a)
------------------------------------------------------------------------------

BONDS AND NOTES - CONTINUED

ITALY - 1.6%
Republic of Italy, 0.375%, 10/10/2006           JPY       68,000,000  $600,699
Republic of Italy, 4.500%, 3/01/2007            EUR          135,000   167,175
                                                                     ---------
                                                                       767,874
                                                                     ---------
KOREA - 0.3%
Hanarotelecom, Inc., 7.000%, 2/01/2012(f), 144A USD          150,000   148,044
                                                                     ---------
MEXICO - 1.2%
American Movil SA de CV, 9.000%, 1/15/2016      MXN        1,000,000    93,092
Desarrolladora Homex SA,
 7.500%, 9/28/2015, 144A                        USD           70,000    70,000
Government of Mexico, 6.750%, 6/06/2006         JPY        7,000,000    64,315
Innova S de RL, 9.375%, 9/19/2013(f)            USD           25,000    28,375
Mexican Fixed Rate Bonds, 4.250%, 6/16/2015     EUR          100,000   121,062
Mexican Fixed Rate Bonds, 9.000%, 12/20/2012    MXN        1,000,000    95,287
Mexican Fixed Rate Bonds, 9.500%, 12/18/2014               1,000,000    98,420
                                                                     ---------
                                                                       570,551
                                                                     ---------
NETHERLANDS - 0.7%
E. On International Finance, Series EMTN,
 5.750%, 5/29/2009                              EUR           10,000    13,225
GMAC International Finance BV,
 8.000%, 3/14/2007                              NZD           55,000    37,278
Kingdom of Netherlands, 5.000%, 7/15/2011       EUR          165,000   221,065
Olivetti Finance NV, 6.875%, 1/24/2013                        10,000    14,549
RWE Finance B.V., 6.125%, 10/26/2012                          25,000    35,563
                                                                     ---------
                                                                       321,680
                                                                     ---------
PERU - 0.6%
Republic of Peru, 5.000%, 3/07/2017(e)          USD          284,200   273,543
                                                                     ---------
SINGAPORE - 0.4%
Government of Singapore, 4.625%, 7/01/2010      SGD          280,000   180,479
Singapore Telecommunications Ltd.,
 6.000%, 11/21/2011                             EUR           10,000    13,862
                                                                     ---------
                                                                       194,341
                                                                     ---------
SOUTH AFRICA - 0.1%
Republic of South Africa, 5.250%, 5/16/2013                   50,000    66,619
                                                                     ---------
SUPRANATIONAL - 0.5%
European Investment Bank, Zero Coupon Bond,
 9/12/2008, 144A                                BRL          370,085   108,944
Inter-American Development Bank,
 Zero Coupon, 5/11/2009                                      400,000   105,587
Inter-American Development Bank,
 1.900%, 7/08/2009                              JPY        4,000,000    37,099
                                                                     ---------
                                                                       251,630
                                                                     ---------
SWEDEN - 0.7%
Government of Sweden, Series 1040,
 6.500%, 5/05/2008                              SEK        1,575,000   223,896
Government of Sweden, Series 1045,
 5.250%, 3/15/2011                                           495,000    71,689
Stena AB,
 7.500%, 11/01/2013                             USD           25,000    24,312
                                                                     ---------
                                                                       319,897
                                                                     ---------

                                                    PRINCIPAL AMOUNT VALUE (a)
------------------------------------------------------------------------------

BONDS AND NOTES - CONTINUED

UNITED KINGDOM - 1.3%
Barclays Financial LLC, 4.060%, 9/16/2010, 144A KRW      110,000,000  $103,151
Barclays Financial LLC, 4.100%, 3/22/2010, 144A THB        4,000,000    91,382
Barclays Financial LLC, 4.160%, 2/22/2010, 144A            4,000,000    91,704
Barclays Financial LLC, 4.460%, 9/23/2010, 144A KRW      110,000,000   104,928
NGG Finance Plc, 6.125%, 8/23/2011              EUR           10,000    13,901
United Kingdom Treasury, 5.000%, 3/07/2025      GBP           35,000    67,516
United Kingdom Treasury, 6.250%, 11/25/2010                   70,000   135,040
WPP Group Plc, 6.000%, 6/18/2008                EUR           10,000    12,991
                                                                     ---------
                                                                       620,613
                                                                     ---------
UNITED STATES - 16.7%
AES Corp., 7.750%, 3/01/2014(f)                 USD          100,000   106,000
Agco Corp., 6.875%, 4/15/2014                   EUR           20,000    25,269
AK Steel Corp., 7.750%, 6/15/2012(f)            USD          200,000   184,500
Albertsons, Inc., 6.625%, 6/01/2028                           45,000    35,931
Albertsons, Inc., 7.450%, 8/01/2029                          165,000   142,329
American Standard, Inc., 8.250%, 6/01/2009      GBP           10,000    19,490
Amkor Technology, Inc., 10.500%, 5/01/2009(f)   USD           50,000    42,500
Arrow Electronics, Inc., 6.875%, 7/01/2013                    75,000    80,601
ASIF Global Financing XXVII,
 2.380%, 2/26/2009, 144A                        SGD          100,000    58,530
Atlas Air Worldwide Holdings, Inc.,
 7.200%, 1/02/2019                              USD           78,422    77,936
Atlas Air, Inc., Series B, 7.680%, 1/02/2014(d)               42,865    36,181
Bausch & Lomb, Inc., 7.125%, 8/01/2028                        95,000   102,356
Borden, Inc., 7.875%, 2/15/2023(f)                           150,000   120,000
Chesapeake Energy Corp., 6.500%, 8/15/2017                     5,000     5,087
Chesapeake Energy Corp., 6.875%, 1/15/2016                   105,000   107,625
Columbia/HCA Healthcare Corp.,
 7.050%, 12/01/2027                                           50,000    47,225
Columbia/HCA Healthcare Corp.,
 7.190%, 11/15/2015                                           50,000    51,670
Continental Airlines, Inc., Series 1998-1A,
 6.648%, 9/15/2017                                            41,062    39,690
Continental Airlines, Inc., Series 1999-1C,
 6.954%, 8/02/2009                                           261,164   228,855
Continental Airlines, Inc., Series 2000-2,
 7.487%, 4/02/2012                                            75,000    74,673
Corning Glass, 8.875%, 3/15/2016                              25,000    30,235
Cummins Engine Co., Inc., 7.125%, 3/01/2028                  160,000   162,400
Delphi Automotive Systems Corp.,
 7.125%, 5/01/2029(d)(f)                                      70,000    44,800
Dillard's, Inc., 6.625%, 1/15/2018(f)                         50,000    46,500
Dillard's, Inc., 7.000%, 12/01/2028(f)                        50,000    46,000
ESI Tractebel Acquisition Corp., Series B,
 7.990%, 12/30/2011(f)                                        21,000    22,025
Federal Home Loan Mortgage Corp.,
 5.125%, 1/15/2012                              EUR          200,000   270,065
Federal National Mortgage Association,
 2.125%, 10/09/2007                             JPY       30,000,000   274,016
Federal National Mortgage Association,
 2.290%, 2/19/2009                              SGD          200,000   117,184
Federal National Mortgage Association,
 2.375%, 2/15/2007                              USD           50,000    48,680

PORTFOLIO OF INVESTMENTS - AS OF SEPTEMBER 30, 2005

                                                     PRINCIPAL AMOUNT   VALUE (a)
---------------------------------------------------------------------------------

BONDS AND NOTES - CONTINUED

UNITED STATES - CONTINUED
General Electric Capital Corp.,
 0.550%, 10/14/2008                              JPY       25,000,000 $   220,091
General Motors Acceptance Corp.,
 4.559%, 7/16/2007(f)                            USD           75,000      72,932
General Motors Acceptance Corp.,
 4.670%, 3/20/2007(e)(f)                                      350,000     342,655
Georgia-Pacific Group, 7.375%, 12/01/2025(f)                   50,000      52,000
Georgia-Pacific Group, 7.750%, 11/15/2029                      35,000      37,538
Hertz Corp., 6.350%, 6/15/2010                                 15,000      14,184
Hertz Corp., 6.900%, 8/15/2014                                  5,000       4,631
HSBC Bank USA, 3.310%, 8/25/2010, 144A                        100,000     101,280
IMC Global, Inc., 7.375%, 8/01/2018                           100,000     102,625
J.C. Penney Co., Inc., 7.125%, 11/15/2023                      25,000      27,500
KfW International Finance, Inc.,
 1.750%, 3/23/2010                               JPY        2,000,000      18,459
KfW International Finance, Inc.,
 2.050%, 9/21/2009                                         29,000,000     269,945
Lear Corp. 5.750%, 8/01/2014(f)                  USD          115,000      96,025
Lucent Technologies, Inc., 6.450%, 3/15/2029(f)               155,000     135,625
Morgan Stanley, 5.375%, 11/14/2013               GBP           20,000      36,109
Motorola, Inc., 8.000%, 11/01/2011(f)            USD           75,000      87,685
News America Holdings, Inc., 8.625%, 2/07/2014   AUD           50,000      40,642
NGC Corp. Capital Trust, 8.316%, 6/01/2027(f)    USD          250,000     224,375
Pemex Project Funding Master Trust,
 7.875%, 2/01/2009                                            115,000     124,487
Qwest Capital Funding, Inc., 6.500%, 11/15/2018                75,000      62,250
Qwest Corp., 6.875%, 9/15/2033(f)                              30,000      26,025
Toys R Us, 7.375%, 10/15/2018(f)                              350,000     280,000
U.S. Treasury Notes, 2.500%, 5/31/2006                         35,000      34,651
U.S. Treasury Notes, 2.625%, 5/15/2008                         50,000      48,082
U.S. Treasury Notes, 2.750%, 6/30/2006                         40,000      39,622
U.S. Treasury Notes, 3.000%, 2/15/2008                         50,000      48,678
U.S. Treasury Notes, 3.250%, 8/15/2008                        200,000     194,953
U.S. Treasury Notes, 4.375%, 5/15/2007                      1,000,000   1,003,320
U.S. Treasury Notes, 4.000%, 8/31/2007                      1,000,000     996,602
U.S. Treasury Bonds, 5.375%, 2/15/2031                         80,000      89,625
US West Capital Funding, Inc.,
 6.875%, 7/15/2028(f)                                         200,000     164,500
Williams Cos., Inc., 7.500%, 1/15/2031                        100,000     106,250
Woolworth Corp., 8.500%, 1/15/2022                            150,000     163,125
Xerox Capital Trust I, 8.000%, 2/01/2027(f)                    50,000      51,875
Xerox Corp., 7.200%, 4/01/2016                                 20,000      21,800
                                                                      -----------
                                                                        7,988,499
                                                                      -----------
VENEZUELA - 0.3%
Cerro Negro Finance Ltd.,
 7.900%, 12/01/2020, 144A                                     130,000     123,825
                                                                      -----------

TOTAL NON-CONVERTIBLE BONDS
 (Identified Cost $13,915,849)                                        $14,202,830
                                                                      -----------

                                             PRINCIPAL AMOUNT   VALUE (a)
-------------------------------------------------------------------------

CONVERTIBLE BONDS - 0.3%

UNITED STATES - 0.3%
Builders Transportation, Inc.,
 8.000%, 8/15/2005(d)(h)                               95,000 $         9
Level 3 Communications, Inc.,
 6.000%, 9/15/2009(f)                                  25,000      13,094
Regeneron Pharmaceuticals, Inc.,
 5.500%, 10/17/2008                                    30,000      28,425
Valeant Pharmaceuticals International,
 3.000%, 8/16/2010                                     90,000      81,787
Valeant Pharmaceuticals International,
 4.000%, 11/15/2013                                    30,000      27,188
                                                              -----------
                                                                  150,503
                                                              -----------

TOTAL CONVERTIBLE BONDS
 (Identified Cost $245,657)                                       150,503
                                                              -----------

TOTAL BONDS AND NOTES
 (Identified Cost $14,161,506)                                 14,353,333
                                                              -----------

                                                       SHARES
-------------------------------------------------------------------------

COMMON STOCKS - 64.3% OF TOTAL NET ASSETS

AUSTRALIA - 1.1%
Aristocrat Leisure Ltd.(f)                             55,975     507,131
                                                              -----------
AUSTRIA - 0.5%
Wienerberger AG                                         6,475     255,223
                                                              -----------
BELGIUM - 0.8%
Umicore                                                 3,475     379,761
                                                              -----------
BERMUDA - 1.1%
Marvell Technology Group Ltd.(c)                       10,988     506,657
                                                              -----------
FRANCE - 0.7%
Total S.A.(f)                                           1,200     326,659
                                                              -----------
GERMANY - 0.5%
Siemens AG                                              3,150     243,225
                                                              -----------
GREECE - 1.5%
Piraeus Bank S.A.                                      33,525     702,418
                                                              -----------
HONG KONG - 0.9%
Esprit Holdings Ltd.                                   60,275     450,772
                                                              -----------
IRELAND - 2.1%
Anglo Irish Bank Corp., Plc                            43,392     593,089
Ryanair Holdings Plc, ADR(c)                            9,525     433,673
                                                              -----------
                                                                1,026,762
                                                              -----------
ITALY - 0.6%
Eni Spa(f)                                             10,200     302,565
                                                              -----------
JAPAN - 4.4%
Honda Motor Co., Ltd.(f)                               10,475     595,509
Orix Corp.(f)                                           4,800     869,956
Yamada Denki Co., Ltd.                                  8,100     615,777
                                                              -----------
                                                                2,081,242
                                                              -----------

PORTFOLIO OF INVESTMENTS - AS OF SEPTEMBER 30, 2005

                                            SHARES  VALUE (a)
-------------------------------------------------------------

COMMON STOCKS - CONTINUED

MEXICO - 1.1%
America Movil S.A. de C.V., Series L       396,575 $  523,138
                                                   ----------
SOUTH AFRICA - 1.3%
Sasol Ltd., Sponsored ADR                   16,200    626,778
                                                   ----------
SWITZERLAND - 4.9%
ABB Ltd.(c)                                 82,775    606,333
Alcon, Inc.                                  3,625    463,565
Roche Holding AG                             6,875    955,147
Synthes, Inc.                                2,650    310,485
                                                   ----------
                                                    2,335,530
                                                   ----------
THAILAND - 0.7%
PTT Public Company Ltd.                     60,000    358,387
                                                   ----------
UNITED KINGDOM - 3.0%
Standard Chartered Plc                      32,650    705,347
Vodafone Group Plc                         112,275    292,106
Wolseley Plc                                20,075    425,707
                                                   ----------
                                                    1,423,160
                                                   ----------
UNITED STATES - 39.1%
Aetna, Inc.                                  5,175    445,775
Amgen, Inc.(c)                               8,475    675,203
Apple Computer, Inc.(c)                      7,925    424,859
Burlington Northern Santa Fe Corp.          10,650    636,870
Caremark Rx, Inc.(c)                        11,850    591,670
CB Richard Ellis Group, Inc., Class A(c)     9,675    476,010
CenturyTel, Inc.                             8,800    307,824
Chicago Mercantile Exchange, Inc.              725    244,543
Chico's FAS, Inc.(c)                        11,900    437,920
Citigroup, Inc.                              4,150    188,908
Coach, Inc.(c)                              19,975    626,416
ConocoPhillips                               5,900    412,469
Corning, Inc.(c)                             5,167     99,878
Dell, Inc.(c)                                9,425    322,335
DIRECTV Group, Inc. (The)(c)                20,700    310,086
eBay, Inc.(c)                               13,550    558,260
Exxon Mobil Corp.                            5,900    374,886
GlobalSantaFe Corp.                          9,925    452,778
Google, Inc., Class A(c)                     3,150    996,849
Intel Corp.                                 16,600    409,190
Johnson & Johnson                           10,650    673,932
Legg Mason, Inc.                             7,300    800,737
Lehman Brothers Holdings, Inc.               6,575    765,856
McDonald's Corp.                             8,275    277,130
Motorola, Inc.                              31,050    685,894
Peabody Energy Corp.                         8,275    697,996
Praxair, Inc.                                3,925    188,125
Prudential Financial, Inc.                   9,625    650,265
QUALCOMM, Inc.                              15,000    671,250
St. Jude Medical, Inc.(c)                   13,300    622,440
Stryker Corp.                                7,200    355,896
Texas Instruments, Inc.                     20,850    706,815
UnitedHealth Group, Inc.                    13,900    781,180

                                                                                                       SHARES
----------------------------------------------------------------------------------------------------------------------

COMMON STOCKS - CONTINUED

UNITED STATES - CONTINUED
WellPoint, Inc.(c)                                                                                     10,300
Wells Fargo & Co.                                                                                       4,400
Whole Foods Market, Inc.                                                                                3,250
XTO Energy, Inc.                                                                                        6,683




TOTAL COMMON STOCKS
 (Identified Cost $26,931,703)


                                                                                             PRINCIPAL AMOUNT
----------------------------------------------------------------------------------------------------------------------
SHORT-TERM INVESTMENTS - 18.4%
Tri-Party Repurchase Agreement with Fixed Income
Clearing Corporation, dated 9/30/2005 at 1.750% to be
repurchased at $4,314,629 on 10/3/2005 collateralized by
$4,525,000 U.S. Treasury Note 3.375% due 9/15/2009
with a value of $4,400,563 (Note 2g)                                                              $ 4,314,000


                                                                                                       SHARES
----------------------------------------------------------------------------------------------------------------------
State Street Navigator Securities Lending Prime
Portfolio(g)                                                                                        4,469,314


TOTAL SHORT-TERM INVESTMENTS
 (Identified Cost $8,783,314)


TOTAL INVESTMENTS - 112.8%
 (Identified Cost $49,876,523)(b)
 Other assets less liabilities--(12.8)%


TOTAL NET ASSETS - 100%


(a)See Note 2a of Notes to Financial Statements
(b)Federal Tax Information:
   At September 30, 2005, the net unrealized appreciation on investments based on cost of $49,956,275 for federal income tax purposes was as follows:
   Aggregate gross unrealized appreciation for all securities in which there is an excess of value over tax cost
   Aggregate gross unrealized depreciation for all securities in which there is an excess of tax cost over value

   Net unrealized appreciation

(c)Non-income producing security.
(d)Non-income producing security due to default or bankruptcy filing.
(e)Variable rate security. Rate disclosed is rate at September 30, 2005
(f)All or a portion of this security was on loan to brokers at September 30, 2005.
(g)Represents investment of securities lending collateral.
(h)Illiquid security.

                                                                                     VALUE (a)
----------------------------------------------------------------------------------------------

COMMON STOCKS - CONTINUED

UNITED STATES - CONTINUED
WellPoint, Inc.(c)                                                                $   780,946
Wells Fargo & Co.                                                                     257,708
Whole Foods Market, Inc.                                                              436,963
XTO Energy, Inc.                                                                      302,874
                                                                                  -----------
                                                                                   18,648,736
                                                                                  -----------

TOTAL COMMON STOCKS
 (Identified Cost $26,931,703)                                                     30,698,144
                                                                                  -----------


----------------------------------------------------------------------------------------------
SHORT-TERM INVESTMENTS - 18.4%
Tri-Party Repurchase Agreement with Fixed Income
Clearing Corporation, dated 9/30/2005 at 1.750% to be
repurchased at $4,314,629 on 10/3/2005 collateralized by
$4,525,000 U.S. Treasury Note 3.375% due 9/15/2009
with a value of $4,400,563 (Note 2g)                                                4,314,000
                                                                                  -----------


----------------------------------------------------------------------------------------------
State Street Navigator Securities Lending Prime
Portfolio(g)                                                                        4,469,314
                                                                                  -----------

TOTAL SHORT-TERM INVESTMENTS
 (Identified Cost $8,783,314)                                                       8,783,314
                                                                                  -----------

TOTAL INVESTMENTS - 112.8%
 (Identified Cost $49,876,523)(b)                                                  53,834,791
 Other assets less liabilities--(12.8)%                                            (6,122,735)
                                                                                  -----------

TOTAL NET ASSETS - 100%                                                           $47,712,056
                                                                                  -----------

(a)See Note 2a of Notes to Financial Statements
(b)Federal Tax Information:
   At September 30, 2005, the net unrealized appreciation on investments based on cost of $49,956,275 for federal income tax purposes was as follows:
   Aggregate gross unrealized appreciation for all securities in which there is an excess of value over tax cost   $ 4,351,459
   Aggregate gross unrealized depreciation for all securities in which there is an excess of tax cost over value      (472,943)
                                                                                  -----------
   Net unrealized appreciation                                                    $ 3,878,516
                                                                                  -----------
(c)Non-income producing security.
(d)Non-income producing security due to default or bankruptcy filing.
(e)Variable rate security. Rate disclosed is rate at September 30, 2005
(f)All or a portion of this security was on loan to brokers at September 30, 2005.
(g)Represents investment of securities lending collateral.
(h)Illiquid security.

144ASecurities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At September 30, 2005, the total value of these securities amounted to $1,139,164 of 2.39% of total net assets.

PORTFOLIO OF INVESTMENTS - AS OF SEPTEMBER 30, 2005

ADRAn American Depositary Receipt (ADR) is a a certificate issued by a custodian bank representing the right to receive securities of foreign issuer described. The values of ADR's are significantly influenced by trading on exchanges not located in the United States.
   Key to Abbreviations: ARS: Argenintinian Neuvo Peso; AUD: Australian Dollar;
   BRL: Brazilian Real; CAD: Canadian Dollar;
   COP: Columbian Peso; DKK: Danish Krone; EUR: Euro; GBP: Great British Pound;
   JPY: Japanese Yen; MXN: Mexican Peso; NZD: New Zealand Dollar; SGD:
   Singapore Dollar; SEK: Swedish Krona; KRW: South Korean Won; THB: Thai Baht;
   USD: United States Dollar.

HOLDINGS AT SEPTEMBER 30, 2005 AS A PERCENTAGE OF NET ASSETS (UNAUDITED)

Sovereigns                                7.3%
Healthcare Providers & Services           5.4
Treasuries                                5.2
Capital Markets                           4.8
Healthcare Equipment & Supplies           3.5
Semiconductors & Semiconductor Equipment  3.4
Oil & Gas                                 3.4
Communications Equipment                  3.1
Metals & Mining                           2.8
Specialty Retail                          2.4
Pharmaceuticals                           2.3
Oil, Gas & Consumable Fuels               2.3
Textiles Apparel & Luxury Goods           2.3
Internet Software & Services              2.1
Other, less than 2% each                 44.1

                See accompanying notes to financial statements.

                      THIS PAGE INTENTIONALLY LEFT BLANK

STATEMENTS OF ASSETS & LIABILITIES

SEPTEMBER 30, 2005

                                                                                 AGGRESSIVE         SMALL CAP
                                                                                 GROWTH FUND       GROWTH FUND
-----------------------------------------------------------------------------------------------------------------
ASSETS
Investments at cost                                                           $     53,288,472  $     21,220,091
Net unrealized appreciation                                                          8,128,716         3,216,953
                                                                              ----------------  ----------------
Investments at value                                                                61,417,188        24,437,044
Cash                                                                                       504               573
Foreign cash at value (identified cost $20,180)                                             --                --
Securities lending income receivable                                                     1,353               938
Receivable for Fund shares sold                                                         37,927            27,190
Receivable for securities sold                                                         419,334             9,522
Dividends and interest receivable                                                          876             1,522
Tax reclaims receivable                                                                     --                --
Receivable from investment adviser                                                      23,174            17,283
Other                                                                                       --                --
                                                                              ----------------  ----------------
    TOTAL ASSETS                                                                    61,900,356        24,494,072
                                                                              ----------------  ----------------

LIABILITIES
Collateral on securities loaned, at value (Note 2)                                   9,540,403         4,844,544
Payable for securities purchased                                                       272,005           189,495
Payable for Fund shares redeemed                                                        30,515             5,306
Unrealized depreciation on forward foreign currency contracts                               --                --
Foreign taxes                                                                               --                --
Management fees payable                                                                 31,330            11,853
Deferred Trustees' fees                                                                 14,525            13,570
Administrative fees payable                                                              8,444             7,288
Service and distribution fees payable                                                      175                25
Transfer agent fees payable                                                             10,457               263
Other accounts payable and accrued expenses                                             31,184            44,810
                                                                              ----------------  ----------------
    TOTAL LIABILITIES                                                                9,939,038         5,117,154
                                                                              ----------------  ----------------
NET ASSETS                                                                    $     51,961,318  $     19,376,918
                                                                              ----------------  ----------------
Net Assets consist of:
 Paid-in capital                                                              $    144,792,086  $    220,842,356
 Undistributed (overdistributed) net investment income (loss)                          (14,661)          (13,569)
 Accumulated net realized gain (loss) on investments                              (100,944,823)     (204,668,822)
 Net unrealized appreciation on investments and foreign currency translations        8,128,716         3,216,953
                                                                              ----------------  ----------------
NET ASSETS                                                                    $     51,961,318  $     19,376,918
                                                                              ----------------  ----------------

NET ASSET VALUE AND OFFERING PRICE
INSTITUTIONAL CLASS
 Net assets                                                                   $     26,159,049  $     15,784,555
                                                                              ----------------  ----------------
 Shares of beneficial interest                                                       1,376,870         1,424,265
                                                                              ----------------  ----------------
 Net asset value, offering and redemption price per share                     $          19.00  $          11.08
                                                                              ----------------  ----------------
RETAIL CLASS
 Net assets                                                                   $     25,802,269  $      3,592,363
                                                                              ----------------  ----------------
 Shares of beneficial interest                                                       1,385,086           331,444
                                                                              ----------------  ----------------
 Net asset value, offering and redemption price per share                     $          18.63  $          10.84
                                                                              ----------------  ----------------
ADMIN CLASS
 Net assets                                                                                 --                --
                                                                              ----------------  ----------------
 Shares of beneficial interest                                                              --                --
                                                                              ----------------  ----------------
 Net asset value, offering and redemption price per share                                   --                --
                                                                              ----------------  ----------------
Value of securities on loan (Note 2)                                          $      9,315,725  $      4,716,596
                                                                              ----------------  ----------------

                See accompanying notes to financial statements.

             SMALL CAP     TAX-MANAGED
             VALUE FUND    EQUITY FUND   VALUE FUND  WORLDWIDE FUND
           ---------------------------------------------------------
           $  685,144,172 $  8,105,297  $ 29,608,173   $ 49,876,523
              151,086,695    1,123,467     8,303,540      3,958,268
           ---------------------------------------------------------
              836,230,867    9,228,764    37,911,713     53,834,791
                      691       29,307           359            248
                       --           --            --         19,866
                   12,422           --           108          1,188
                1,230,154          100        32,452             --
                       --           --       304,890        950,792
                  799,628        6,260        39,232        217,031
                       --           --            --          1,305
                   75,241        7,945            --             --
                       --           --            --          1,050
           ---------------------------------------------------------
              838,349,003    9,272,376    38,288,754     55,026,271
           ---------------------------------------------------------

              122,331,459           --       654,246      4,469,314
                7,940,984           --       312,182      2,769,663
                  797,219           --         7,500             --
                       --           --            --            652
                       --           --            --          5,874
                  430,047        3,781        18,673         39,734
                   44,355       12,086        13,781         12,914
                   90,599        1,366         6,311          3,933
                    2,527           --            --             --
                   58,101       10,781         4,415          8,375
                   90,659       14,088        17,045          3,756
           ---------------------------------------------------------
              131,785,950       42,102     1,034,153      7,314,215
           ---------------------------------------------------------
           $  706,563,053 $  9,230,274  $ 37,254,601   $ 47,712,056
           ---------------------------------------------------------
           $  499,517,796 $ 12,261,035  $ 27,991,674   $ 44,364,839
                2,086,781       42,058       388,984        593,309
               53,871,781   (4,196,286)      570,403     (1,195,818)
              151,086,695    1,123,467     8,303,540      3,949,726
           ---------------------------------------------------------
           $  706,563,053 $  9,230,274  $ 37,254,601   $ 47,712,056
           ---------------------------------------------------------

           $  403,109,937 $  9,230,274  $ 37,254,601   $ 47,712,056
           ---------------------------------------------------------
               14,696,702    1,002,837     1,990,049      4,029,825
           ---------------------------------------------------------
           $        27.43 $       9.20  $      18.72   $      11.84
           ---------------------------------------------------------
           $  235,948,334           --            --             --
           ---------------------------------------------------------
                8,664,723           --            --             --
           ---------------------------------------------------------
           $        27.23           --            --             --
           ---------------------------------------------------------
           $   67,504,782           --            --             --
           ---------------------------------------------------------
                2,506,142           --            --             --
           ---------------------------------------------------------
           $        26.94           --            --             --
           ---------------------------------------------------------
           $  119,358,669 $         --  $    624,765   $  4,319,872
           ---------------------------------------------------------

                See accompanying notes to financial statements.

STATEMENTS OF OPERATIONS

FOR THE YEAR ENDED SEPTEMBER 30, 2005

                                                                                         AGGRESSIVE     SMALL CAP
                                                                                         GROWTH FUND   GROWTH FUND
-------------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME
Dividends                                                                               $    189,516  $     20,614
Interest                                                                                      12,055         5,081
Securities lending income                                                                      5,630         5,863
Less net foreign taxes withheld                                                                   --           (80)
                                                                                        ------------  ------------
                                                                                             207,201        31,478
                                                                                        ------------  ------------

EXPENSES
Management fees                                                                              385,975       168,258
Distribution fees--Retail Class                                                               64,455        17,147
Service and distribution fees--Admin Class                                                        --            --
Trustees' fees and expenses                                                                   14,897        13,571
Administrative fees                                                                           33,510        14,608
Custodian                                                                                     48,417        50,162
Transfer agent fees--Institutional Class, Retail Class, Admin Class                           61,507        38,845
Audit and tax services                                                                        19,852        27,510
Registration                                                                                  27,440        34,073
Shareholder reporting                                                                         29,993        21,440
Legal                                                                                          3,397         2,018
Miscellaneous                                                                                  6,500         5,393
                                                                                        ------------  ------------
Total expenses                                                                               695,943       393,025
Less reimbursement/waiver                                                                   (116,730)     (151,644)
                                                                                        ------------  ------------
Net expenses                                                                                 579,213       241,381
                                                                                        ------------  ------------
Net investment income (loss)                                                                (372,012)     (209,903)
                                                                                        ------------  ------------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN
CURRENCY TRANSACTIONS

REALIZED GAIN ON:
Investments--net                                                                           8,280,912     4,895,374
Foreign currency transactions--net                                                                --            --
                                                                                        ------------  ------------
Total net realized gain on investments and foreign currency transactions                   8,280,912     4,895,374
                                                                                        ------------  ------------

CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION) ON:
Investments--net                                                                           2,760,613       483,981
Foreign currency translations--net                                                                --            --
                                                                                        ------------  ------------
Total net change in unrealized appreciation (depreciation) on investments and foreign
  currency translations                                                                    2,760,613       483,981
                                                                                        ------------  ------------
Total net realized and unrealized gain on investments and foreign currency transactions   11,041,525     5,379,355
                                                                                        ------------  ------------

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                                    $ 10,669,513  $  5,169,452
                                                                                        ------------  ------------

                See accompanying notes to financial statements.

            SMALL CAP      TAX-MANAGED
            VALUE FUND     EQUITY FUND   VALUE FUND   WORLDWIDE FUND
          -----------------------------------------------------------
          $    8,270,879  $     96,713  $    683,471    $    166,510
                 560,545           653        14,824         482,002
                  81,860            --           208           4,378
                  (7,067)         (342)       (2,264)        (11,251)
          -----------------------------------------------------------
               8,906,217        97,024       696,239         641,639
          -----------------------------------------------------------

               4,818,972        39,124       175,567         177,221
                 519,186            --            --              --
                 325,226            --            --              --
                  43,121        12,750        14,108          13,637
                 418,383         5,095        22,864          15,386
                 116,649        32,025        34,451          71,376
                 262,559        27,182        26,820          27,789
                  35,069        15,874        18,101          17,385
                  50,141        15,319        12,965          12,010
                 183,241         6,812        12,558           6,086
                  38,536           399         2,242           1,208
                  40,290         3,252         5,062           4,048
          -----------------------------------------------------------
               6,851,373       157,832       324,738         346,146
                (225,273)     (106,971)      (26,275)       (109,851)
          -----------------------------------------------------------
               6,626,100        50,861       298,463         236,295
          -----------------------------------------------------------
               2,280,117        46,163       397,776         405,344
          -----------------------------------------------------------

              58,138,015        19,715     2,769,664       1,061,469
                      --            --            --          15,627
          -----------------------------------------------------------
              58,138,015        19,715     2,769,664       1,077,096
          -----------------------------------------------------------

              43,086,275       533,250     2,911,452       2,055,122
                      --            --            --          (4,147)
          -----------------------------------------------------------

              43,086,275       533,250     2,911,452       2,050,975
          -----------------------------------------------------------
             101,224,290       552,965     5,681,116       3,128,071
          -----------------------------------------------------------

          $  103,504,407  $    599,128  $  6,078,892    $  3,533,415
          -----------------------------------------------------------

                See accompanying notes to financial statements.

STATEMENTS OF CHANGES IN NET ASSETS

AGGRESSIVE GROWTH FUND

                                                                                           YEAR ENDED         YEAR ENDED
                                                                                       SEPTEMBER 30, 2005 SEPTEMBER 30, 2004
----------------------------------------------------------------------------------------------------------------------------
FROM OPERATIONS:
    Net investment income (loss)                                                          $  (372,012)       $   (536,251)
    Net realized gain (loss) on investments and foreign currency transactions               8,280,912          11,771,511
    Net change in unrealized appreciation (depreciation) on investments and foreign
     currency translations                                                                  2,760,613          (4,394,736)
                                                                                       ------------------ ------------------
    Increase in net assets resulting from operations                                       10,669,513           6,840,524
                                                                                       ------------------ ------------------
FROM DISTRIBUTIONS TO SHAREHOLDERS:
NET INVESTMENT INCOME:
    Institutional Class                                                                      (280,790)                 --
    Retail Class                                                                             (217,988)                 --
CAPITAL GAINS:
    Institutional Class                                                                            --                  --
    Retail Class                                                                                   --                  --
                                                                                       ------------------ ------------------
     Total distributions                                                                     (498,778)                 --
                                                                                       ------------------ ------------------
INCREASE (DECREASE) IN NET ASSETS DERIVED FROM CAPITAL SHARES TRANSACTIONS (NOTE 8)        (8,782,602)        (12,946,996)
                                                                                       ------------------ ------------------
REDEMPTION FEES
    Institutional Class                                                                            --                  --
    Retail Class                                                                                   --                  --
                                                                                       ------------------ ------------------
     Total increase (decrease) in net assets                                                1,388,133          (6,106,472)
NET ASSETS
    Beginning of year                                                                      50,573,185          56,679,657
                                                                                       ------------------ ------------------
    End of year                                                                           $51,961,318        $ 50,573,185
                                                                                       ------------------ ------------------
UNDISTRIBUTED (OVERDISTRIBUTED) NET INVESTMENT INCOME (LOSS)                              $   (14,661)       $   (126,934)
                                                                                       ------------------ ------------------

SMALL CAP GROWTH FUND

                                                                                           YEAR ENDED         YEAR ENDED
                                                                                       SEPTEMBER 30, 2005 SEPTEMBER 30, 2004
----------------------------------------------------------------------------------------------------------------------------
FROM OPERATIONS:
    Net investment income (loss)                                                          $   (209,903)      $   (474,524)
    Net realized gain (loss) on investments and foreign currency transactions                4,895,374         12,648,409
    Net change in unrealized appreciation (depreciation) on investments and foreign
     currency translations                                                                     483,981         (8,644,086)
                                                                                       ------------------ ------------------
    Increase in net assets resulting from operations                                         5,169,452          3,529,799
                                                                                       ------------------ ------------------
FROM DISTRIBUTIONS TO SHAREHOLDERS:
NET INVESTMENT INCOME:
    Institutional Class                                                                             --                 --
    Retail Class                                                                                    --                 --
CAPITAL GAINS:
    Institutional Class                                                                             --                 --
    Retail Class                                                                                    --                 --
                                                                                       ------------------ ------------------
     Total distributions                                                                            --                 --
                                                                                       ------------------ ------------------
INCREASE (DECREASE) IN NET ASSETS DERIVED FROM CAPITAL SHARES TRANSACTIONS (NOTE 8)        (16,249,525)       (25,938,308)
                                                                                       ------------------ ------------------
REDEMPTION FEES
    Institutional Class                                                                          1,091                 63
    Retail Class                                                                                   344                 41
                                                                                       ------------------ ------------------
     Total increase (decrease) in net assets                                               (11,078,638)       (22,408,405)
NET ASSETS
    Beginning of year                                                                       30,455,556         52,863,961
                                                                                       ------------------ ------------------
    End of year                                                                           $ 19,376,918       $ 30,455,556
                                                                                       ------------------ ------------------
UNDISTRIBUTED (OVERDISTRIBUTED) NET INVESTMENT INCOME (LOSS)                              $    (13,569)      $     (4,989)
                                                                                       ------------------ ------------------

                See accompanying notes to financial statements.

SMALL CAP VALUE FUND


                                                                                           YEAR ENDED         YEAR ENDED
                                                                                       SEPTEMBER 30, 2005 SEPTEMBER 30, 2004
----------------------------------------------------------------------------------------------------------------------------
FROM OPERATIONS:
    Net investment income (loss)                                                          $  2,280,117       $    223,709
    Net realized gain (loss) on investments and foreign currency transactions               58,138,015         65,900,639
    Net change in unrealized appreciation (depreciation) on investments and foreign
     currency translations                                                                  43,086,275         46,216,250
                                                                                       ------------------ ------------------
    Increase in net assets resulting from operations                                       103,504,407        112,340,598
                                                                                       ------------------ ------------------
FROM DISTRIBUTIONS TO SHAREHOLDERS:
NET INVESTMENT INCOME:
    Institutional Class                                                                       (330,114)          (755,336)
    Retail Class                                                                                    --            (73,295)
    Admin Class                                                                                     --                 --
CAPITAL GAINS:
    Institutional Class                                                                    (36,097,787)        (7,446,392)
    Retail Class                                                                           (18,456,167)        (3,811,026)
    Admin Class                                                                             (6,757,571)        (1,088,512)
                                                                                       ------------------ ------------------
     Total distributions                                                                   (61,641,639)       (13,174,561)
                                                                                       ------------------ ------------------
INCREASE (DECREASE) IN NET ASSETS DERIVED FROM CAPITAL SHARES TRANSACTIONS (NOTE 8)         82,243,991         15,767,810
                                                                                       ------------------ ------------------
REDEMPTION FEES
    Institutional Class                                                                          5,541              2,915
    Retail Class                                                                                 3,209              1,477
    Admin Class                                                                                    956                486
                                                                                       ------------------ ------------------
     Total increase (decrease) in net assets                                               124,116,465        114,938,725
NET ASSETS
    Beginning of year                                                                      582,446,588        467,507,863
                                                                                       ------------------ ------------------
    End of year                                                                           $706,563,053       $582,446,588
                                                                                       ------------------ ------------------
UNDISTRIBUTED (OVERDISTRIBUTED) NET INVESTMENT INCOME (LOSS)                              $  2,086,781       $     76,941
                                                                                       ------------------ ------------------

TAX-MANAGED EQUITY FUND

                                                                                           YEAR ENDED         YEAR ENDED
                                                                                       SEPTEMBER 30, 2005 SEPTEMBER 30, 2004
----------------------------------------------------------------------------------------------------------------------------
FROM OPERATIONS:
    Net investment income (loss)                                                           $   46,163         $   21,562
    Net realized gain (loss) on investments and foreign currency transactions                  19,715            (11,257)
    Net change in unrealized appreciation (depreciation) on investments and foreign
     currency translations                                                                    533,250            375,137
                                                                                       ------------------ ------------------
    Increase in net assets resulting from operations                                          599,128            385,442
                                                                                       ------------------ ------------------
FROM DISTRIBUTIONS TO SHAREHOLDERS:
NET INVESTMENT INCOME:
    Institutional Class                                                                       (23,811)           (62,322)
CAPITAL GAINS:
    Institutional Class                                                                            --                 --
                                                                                       ------------------ ------------------
     Total distributions                                                                      (23,811)           (62,322)
                                                                                       ------------------ ------------------
INCREASE (DECREASE) IN NET ASSETS DERIVED FROM CAPITAL SHARES TRANSACTIONS (NOTE 8)         3,452,918          2,388,811
                                                                                       ------------------ ------------------
REDEMPTION FEES
    Institutional Class                                                                            --                 --
                                                                                       ------------------ ------------------
     Total increase (decrease) in net assets                                                4,028,235          2,711,931
NET ASSETS
    Beginning of year                                                                       5,202,039          2,490,108
                                                                                       ------------------ ------------------
    End of year                                                                            $9,230,274         $5,202,039
                                                                                       ------------------ ------------------
UNDISTRIBUTED (OVERDISTRIBUTED) NET INVESTMENT INCOME (LOSS)                               $   42,058         $   19,706
                                                                                       ------------------ ------------------

                See accompanying notes to financial statements.

STATEMENTS OF CHANGES IN NET ASSETS

VALUE FUND


                                                                                           YEAR ENDED         YEAR ENDED
                                                                                       SEPTEMBER 30, 2005 SEPTEMBER 30, 2004
----------------------------------------------------------------------------------------------------------------------------
FROM OPERATIONS:
    Net investment income (loss)                                                          $   397,776        $    529,906
    Net realized gain (loss) on investments and foreign currency transactions               2,769,664           3,827,567
    Net change in unrealized appreciation (depreciation) on investments and foreign
     currency translations                                                                  2,911,452           2,637,813
                                                                                       ------------------ ------------------
    Increase in net assets resulting from operations                                        6,078,892           6,995,286
                                                                                       ------------------ ------------------
FROM DISTRIBUTIONS TO SHAREHOLDERS:
NET INVESTMENT INCOME:
    Institutional Class                                                                      (524,122)           (456,216)
CAPITAL GAINS:
    Institutional Class                                                                            --                  --
                                                                                       ------------------ ------------------
     Total distributions                                                                     (524,122)           (456,216)
                                                                                       ------------------ ------------------
INCREASE (DECREASE) IN NET ASSETS DERIVED FROM CAPITAL SHARES TRANSACTIONS (NOTE 8)        (1,863,227)        (10,935,484)
                                                                                       ------------------ ------------------
REDEMPTION FEES
    Institutional Class                                                                            --                  --
                                                                                       ------------------ ------------------
     Total increase (decrease) in net assets                                                3,691,543          (4,396,414)
NET ASSETS
    Beginning of year                                                                      33,563,058          37,959,472
                                                                                       ------------------ ------------------
    End of year                                                                           $37,254,601        $ 33,563,058
                                                                                       ------------------ ------------------
UNDISTRIBUTED (OVERDISTRIBUTED) NET INVESTMENT INCOME (LOSS)                              $   388,984        $    519,100
                                                                                       ------------------ ------------------

WORLDWIDE FUND

                                                                                           YEAR ENDED         YEAR ENDED
                                                                                       SEPTEMBER 30, 2005 SEPTEMBER 30, 2004
----------------------------------------------------------------------------------------------------------------------------
FROM OPERATIONS:
    Net investment income (loss)                                                          $   405,344        $   384,618
    Net realized gain (loss) on investments and foreign currency transactions               1,077,096            501,611
    Net change in unrealized appreciation (depreciation) on investments and foreign
     currency translations                                                                  2,050,975            772,068
                                                                                       ------------------ ------------------
    Increase in net assets resulting from operations                                        3,533,415          1,658,297
                                                                                       ------------------ ------------------
FROM DISTRIBUTIONS TO SHAREHOLDERS:
NET INVESTMENT INCOME:
    Institutional Class                                                                      (480,214)          (448,271)
CAPITAL GAINS:
    Institutional Class                                                                            --                 --
                                                                                       ------------------ ------------------
     Total distributions                                                                     (480,214)          (448,271)
                                                                                       ------------------ ------------------
INCREASE (DECREASE) IN NET ASSETS DERIVED FROM CAPITAL SHARES TRANSACTIONS (NOTE 8)        27,384,406          5,565,347
                                                                                       ------------------ ------------------
REDEMPTION FEES
    Institutional Class                                                                            22                 --
                                                                                       ------------------ ------------------
     Total increase (decrease) in net assets                                               30,437,629          6,775,373
NET ASSETS
    Beginning of year                                                                      17,274,427         10,499,054
                                                                                       ------------------ ------------------
    End of year                                                                           $47,712,056        $17,274,427
                                                                                       ------------------ ------------------
UNDISTRIBUTED (OVERDISTRIBUTED) NET INVESTMENT INCOME (LOSS)                              $   593,309        $   465,952
                                                                                       ------------------ ------------------

                See accompanying notes to financial statements.

                      THIS PAGE INTENTIONALLY LEFT BLANK

FINANCIAL HIGHLIGHTS

                              INCOME (LOSS) FROM INVESTMENT OPERATIONS             LESS DISTRIBUTIONS
                              -----------------------------------------  ----------------------------
                    Net asset
                     value,                   Net realized                 Dividends    Distributions
                    beginning      Net       and unrealized Total from        from        from net
                     of the    investment    gain (loss) on investment   net investment   realized
                     period   income (loss)   investments   operations       income     capital gains
-----------------------------------------------------------------------------------------------------
AGGRESSIVE GROWTH FUND

INSTITUTIONAL CLASS
9/30/2005            $15.50      $(0.10)(c)     $  3.78      $  3.68         $(0.18)       $   --
9/30/2004             13.69       (0.13)(c)        1.94         1.81             --            --
9/30/2003             10.70       (0.10)(c)        3.09         2.99             --            --
9/30/2002             13.56       (0.13)(c)       (2.73)       (2.86)            --            --
9/30/2001             47.71       (0.20)(c)      (33.43)      (33.63)            --         (0.52)

RETAIL CLASS
9/30/2005            $15.20      $(0.14)(c)     $  3.70      $  3.56         $(0.13)       $   --
9/30/2004             13.46       (0.16)(c)        1.90         1.74             --            --
9/30/2003             10.55       (0.13)(c)        3.04         2.91             --            --
9/30/2002             13.41       (0.16)(c)       (2.70)       (2.86)            --            --
9/30/2001             47.33       (0.25)(c)      (33.15)      (33.40)            --         (0.52)

(a) Total returns would have been lower had the adviser not reduced its advisory fees and/or borne other operating expenses.
(b) The adviser has agreed to reimburse a portion of the Fund's expenses during the period. Without this reimbursement the Fund's ratio of operating expenses would have been higher.
(c) Per share net investment income (loss) has been determined on the basis of the weighted average number of shares outstanding during the period.

                See accompanying notes to financial statements.

                                                                 RATIOS TO AVERAGE NET ASSETS
--------------                                              ----------------------------------------

                         Net asset              Net assets,
                           value,                 end of                                  Net       Portfolio
    Total     Redemption end of the    Total    the period       Net        Gross      investment   turnover
distributions    fee       period   return %(a)    (000)    expenses %(b) expenses % income(loss) %  rate %
-------------------------------------------------------------------------------------------------------------

   $(0.18)       $--       $19.00       23.9      $26,159       1.00         1.21        (0.60)        280
       --         --        15.50       13.2       25,191       1.00         1.17        (0.84)        284
       --         --        13.69       27.9       23,866       1.00         1.23        (0.88)        248
       --         --        10.70      (21.1)      13,421       1.00         1.31        (0.91)        220
    (0.52)        --        13.56      (71.1)      16,347       1.00         1.13        (0.75)        258

   $(0.13)       $--       $18.63       23.6      $25,802       1.25         1.50        (0.85)        280
       --         --        15.20       12.9       25,382       1.25         1.42        (1.10)        284
       --         --        13.46       27.6       32,813       1.25         1.47        (1.13)        248
       --         --        10.55      (21.3)      26,885       1.25         1.45        (1.16)        220
    (0.52)        --        13.41      (71.2)      41,456       1.25         1.37        (1.01)        258

                See accompanying notes to financial statements.

                               INCOME (LOSS) FROM INVESTMENT OPERATIONS              LESS DISTRIBUTIONS
                              -------------------------------------------  ----------------------------
                    Net asset
                     value,                     Net realized                 Dividends    Distributions
                    beginning      Net         and unrealized Total from        from        from net
                     of the    investment      gain (loss) on investment   net investment   realized
                     period   income (loss)     investments   operations       income     capital gains
-------------------------------------------------------------------------------------------------------
SMALL CAP GROWTH FUND

INSTITUTIONAL CLASS
9/30/2005            $ 8.96      $(0.08)(c)       $  2.20      $  2.12         $   --        $   --
9/30/2004              8.59       (0.09)(c)          0.46         0.37             --            --
9/30/2003              6.35       (0.06)(c)          2.30         2.24             --            --
9/30/2002              8.83       (0.08)(c)         (2.40)       (2.48)            --            --
9/30/2001             26.98       (0.12)(c)        (17.06)      (17.18)            --         (0.97)

RETAIL CLASS
9/30/2005            $ 8.78      $(0.11)(c)       $  2.17      $  2.06         $   --        $   --
9/30/2004              8.45       (0.11)(c)          0.44         0.33             --            --
9/30/2003              6.26       (0.08)(c)          2.27         2.19             --            --
9/30/2002              8.72       (0.10)(c)         (2.36)       (2.46)            --            --
9/30/2001             26.74       (0.15)(c)        (16.90)      (17.05)            --         (0.97)

SMALL CAP VALUE FUND

INSTITUTIONAL CLASS
9/30/2005            $25.75      $ 0.13(c)        $  4.22      $  4.35         $(0.02)       $(2.65)
9/30/2004             21.34        0.04(c)           4.97         5.01          (0.05)        (0.55)
9/30/2003             17.28        0.05(c)           4.01         4.06             --            --
9/30/2002             19.89        0.10(c)          (0.36)       (0.26)         (0.11)        (2.24)
9/30/2001             20.42        0.16(c)           0.60         0.76          (0.20)        (1.09)

RETAIL CLASS
9/30/2005            $25.62      $ 0.06(c)        $  4.20      $  4.26         $   --        $(2.65)
9/30/2004             21.25       (0.02)(c)          4.95         4.93          (0.01)        (0.55)
9/30/2003             17.25       (0.00)(c)(d)       4.00         4.00             --            --
9/30/2002             19.85        0.05(c)          (0.35)       (0.30)         (0.06)        (2.24)
9/30/2001             20.38        0.11(c)           0.60         0.71          (0.15)        (1.09)

ADMIN CLASS
9/30/2005            $25.43      $(0.00)(c)(d)    $  4.16      $  4.16         $   --        $(2.65)
9/30/2004             21.13       (0.08)(c)          4.93         4.85             --         (0.55)
9/30/2003             17.20       (0.05)(c)          3.98         3.93             --            --
9/30/2002             19.80       (0.00)(c)(d)      (0.35)       (0.35)         (0.01)        (2.24)
9/30/2001             20.34        0.05(c)           0.60         0.65          (0.10)        (1.09)

(a) Total returns would have been lower had the adviser not reduced its advisory fees and/or borne other operating expenses.
(b) The adviser has agreed to reimburse a portion of the Fund's expenses during the period. Without this reimbursement the Fund's ratio of operating expenses would have been higher.
(c) Per share net investment income (loss) has been determined on the basis of the weighted average number of shares outstanding during the period.
(d) Amount rounds to less than $0.01 per share.

                See accompanying notes to financial statements.

                                                               RATIOS TO AVERAGE NET ASSETS
--------------                                             --------------------------------------

                         Net asset             Net assets,
                           value,                end of                                Net       Portfolio
    Total     Redemption end of the   Total    the period      Net        Gross     investment   turnover
distributions    fee       period   return%(a)    (000)    expenses%(b) expenses% income (loss)%   rate%
----------------------------------------------------------------------------------------------------------

   $   --       $0.00(d)   $11.08      23.7     $ 15,785       1.00       1.70        (0.85)        227
       --        0.00(d)     8.96       4.3       15,867       1.00       1.31        (0.95)        217
       --          --        8.59      35.3       22,519       1.00       1.19        (0.91)        190
       --          --        6.35     (28.1)      42,415       1.00       1.07        (0.90)        162
    (0.97)         --        8.83     (65.2)     124,479       0.99       0.99        (0.74)        140

   $   --        0.00(d)   $10.84      23.5     $  3,592       1.25       1.87        (1.14)        227
       --        0.00(d)     8.78       3.9       14,589       1.25       1.52        (1.19)        217
       --          --        8.45      35.0       30,345       1.25       1.43        (1.17)        190
       --          --        6.26     (28.2)      32,135       1.25       1.33        (1.15)        162
    (0.97)         --        8.72     (65.3)      50,197       1.25       1.26        (1.01)        140


   $(2.67)      $0.00(d)   $27.43      18.0     $403,110       0.90       0.93         0.48          59
    (0.60)       0.00(d)    25.75      23.8      346,356       0.90       0.93         0.16          70
       --          --       21.34      23.5      289,945       0.90       0.94         0.26          74
    (2.35)         --       17.28      (2.6)     234,370       0.94       0.96         0.48          86
    (1.29)         --       19.89       3.9      215,439       0.98       0.98         0.76          98

   $(2.65)      $0.00(d)   $27.23      17.7     $235,948       1.15       1.20         0.24          59
    (0.56)       0.00(d)    25.62      23.5      173,411       1.15       1.18        (0.08)         70
       --          --       21.25      23.2      140,152       1.15       1.20        (0.01)         74
    (2.30)         --       17.25      (2.8)      86,816       1.19       1.20         0.22          86
    (1.24)         --       19.85       3.6       97,544       1.22       1.22         0.51          98

   $(2.65)      $0.00(d)   $26.94      17.4     $ 67,505       1.40       1.43        (0.01)         59
    (0.55)       0.00(d)    25.43      23.3       62,680       1.40       1.43        (0.33)         70
       --          --       21.13      22.9       37,411       1.40       1.47        (0.27)         74
    (2.25)         --       17.20      (3.0)      24,655       1.44       1.53        (0.01)         86
    (1.19)         --       19.80       3.3       16,471       1.50       1.59         0.23          98

                See accompanying notes to financial statements.

                              INCOME (LOSS) FROM INVESTMENT OPERATIONS      LESS DISTRIBUTIONS
                              -----------------------------------------  ------------------------
                    Net asset
                     value,                 Net realized                 Dividends  Distributions
                    beginning    Net       and unrealized  Total from     from net    from net
                     of the   investment   gain (loss) on  investment    investment   realized
                     period     income      investments    operations      income   capital gains
-------------------------------------------------------------------------------------------------
TAX-MANAGED EQUITY FUND

INSTITUTIONAL CLASS
9/30/2005            $ 8.49     $0.05(c)       $ 0.69        $ 0.74        $(0.03)     $   --
9/30/2004              7.66      0.05(c)         0.97          1.02         (0.19)         --
9/30/2003              6.78      0.06(c)         0.85          0.91         (0.03)         --
9/30/2002              7.67      0.06(c)        (0.81)        (0.75)        (0.14)         --
9/30/2001             11.16      0.12(c)        (1.60)        (1.48)        (0.09)      (1.92)

VALUE FUND

INSTITUTIONAL CLASS
9/30/2005            $15.95     $0.20(c)       $ 2.83        $ 3.03        $(0.26)     $   --
9/30/2004             13.52      0.21(c)         2.39          2.60         (0.17)         --
9/30/2003             11.17      0.15(c)         2.29          2.44         (0.09)         --
9/30/2002             13.90      0.13(c)        (2.42)        (2.29)        (0.16)      (0.28)
9/30/2001             15.12      0.14(c)        (1.19)        (1.05)        (0.17)         --

WORLDWIDE FUND

INSTITUTIONAL CLASS
9/30/2005            $10.19     $0.19(c)       $ 1.73        $ 1.92        $(0.27)     $   --
9/30/2004              9.32      0.25(c)         0.96          1.21         (0.34)         --
9/30/2003              7.53      0.32(c)         1.74          2.06         (0.27)         --
9/30/2002*             8.48      0.35(c)        (0.55)        (0.20)        (0.75)         --
9/30/2001             13.93      0.65(c)        (2.44)        (1.79)        (0.35)      (3.31)

(a) Total returns would have been lower had the adviser not reduced its advisory fees and/or borne other operating expenses. (b) The adviser has agreed to reimburse a portion of the Fund's expenses during the period. Without this reimbursement the Fund's ratio of operating expenses would have been higher. (c) Per share net investment income (loss) has been determined on the basis of the weighted average number of shares outstanding during the period. (d) Amount rounds to less than $0.01 per share * As required effective October 1, 2001, the Fund has adopted the provisions of the AICPA Audit and Accounting Guide, Audits of Investment Companies, and began amortizing premium on debt securities and reclassifying paydown gains and losses to interest income for financial statement purposes only. For the year ended September 30, 2002, the impact to the Fund's per share net investment income and net realized and unrealized gain (loss) was less than $0.01. The ratio of net investment income to average net assets for the Fund decreased from 4.29% to 4.26% on an annualized basis. Per share ratios and supplemental data for periods prior to October 1, 2001, have not been restated to reflect this change in presentation.

                See accompanying notes to financial statements.

                                                               RATIOS TO AVERAGE NET ASSETS
--------------                                              ------------------------------------

                         Net asset              Net assets,
                           value,               end of the                              Net     Portfolio
    Total     Redemption end of the    Total      period         Net        Gross    investment turnover
distributions    fee       period   return %(a)    (000)    expenses %(b) expenses %  income %   rate %
---------------------------------------------------------------------------------------------------------

   $(0.03)      $  --      $ 9.20        8.7      $ 9,230       0.65         2.02       0.59        38
    (0.19)         --        8.49       13.4        5,202       0.65         3.39       0.59        27
    (0.03)         --        7.66       13.5        2,490       0.65         1.82       0.81       200
    (0.14)         --        6.78      (10.1)      17,426       0.65         1.14       0.72       188
    (2.01)         --        7.67      (15.9)      19,211       0.65         1.05       1.29       300


   $(0.26)      $  --      $18.72       19.2      $37,255       0.85         0.92       1.13        34
    (0.17)         --       15.95       19.4       33,563       0.85         0.93       1.38        47
    (0.09)         --       13.52       22.0       37,959       0.85         0.92       1.23        56
    (0.44)         --       11.17      (17.2)      33,025       0.85         0.90       0.90        66
    (0.17)         --       13.90       (7.1)      39,549       0.85         0.96       0.87        90


   $(0.27)      $0.00(d)   $11.84       19.1      $47,712       1.00         1.46       1.72        78
    (0.34)         --       10.19       13.2       17,274       1.00         1.87       2.55        69
    (0.27)         --        9.32       28.0       10,499       1.00         2.23       3.81        94
    (0.75)         --        7.53       (3.0)       8,340       1.00         2.43       4.26       113
    (3.66)         --        8.48      (15.0)       8,528       1.00         2.58       6.85       160

                See accompanying notes to financial statements.

NOTES TO FINANCIAL STATEMENTS

SEPTEMBER 30, 2005


1. ORGANIZATION. Loomis Sayles Funds I and Loomis Sayles Funds II (the "Trusts" and each a "Trust") are each organized as a Massachusetts business trust. Each Trust is registered under the Investment Company Act of 1940 (the "1940 Act"), as amended, as an open-end investment management company. Each Declaration of Trust permits the Board of Trustees to authorize the issuance of an unlimited number of shares of the Trusts in multiple series (individually, a "Fund" and collectively, the "Funds"). Shares of Loomis Sayles Tax-Managed Equity Fund were first registered under the Securities Act of 1933 (the "1933 Act") effective March 7, 1997 (subsequent to its commencement of investment operations). Information presented in these financial statements pertains to certain equity Funds of the Trusts; the financial statements for the remaining equity funds and the fixed income funds are presented in separate reports. The following Funds are included in this report:

LOOMIS SAYLES FUNDS I:
Loomis Sayles Small Cap Value Fund (the "Small Cap Value Fund")

LOOMIS SAYLES FUNDS II:
Loomis Sayles Aggressive Growth Fund (the "Aggressive Growth Fund") Loomis Sayles Small Cap Growth Fund (the "Small Cap Growth Fund")
Loomis Sayles Tax-Managed Equity Fund (the "Tax-Managed Equity Fund") Loomis Sayles Value Fund (the "Value Fund")
Loomis Sayles Worldwide Fund (the "Worldwide Fund")

Each Fund offers Institutional Class Shares. Aggressive Growth Fund, Small Cap Growth Fund and Small Cap Value Fund also offer Retail Class Shares. In addition, Small Cap Value Fund offers Admin Class Shares.

Loomis Sayles Small Company Growth Fund and Loomis Sayles Mid Cap Growth Fund were liquidated on March 31, 2005 and April 29, 2005, respectively, and have ceased operations.

Most expenses of the Trusts can be directly attributed to a Fund. Expenses which can not be directly attributed to a Fund are generally apportioned based on the relative net assets of each of the funds in the Trusts. Expenses of a Fund are borne pro rata by the holders of each Class of shares, except that each Class bears expenses unique to that Class (including the Rule 12b-1 service and distribution fees and transfer agent fees applicable to such Class). In addition, each Class votes as a Class only with respect to its own Rule 12b-1 Plan. Shares of each Class would receive their pro rata share of the net assets of a Fund, if the Fund were liquidated. The Trustees approve separate dividends from net investment income on each Class of shares.

2. SIGNIFICANT ACCOUNTING POLICIES. The following is a summary of significant accounting policies consistently followed by each Fund in the preparation of its financial statements. The Funds' financial statements are prepared in accordance with accounting principles generally accepted in the United States of America which require the use of management estimates that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

A. SECURITY VALUATION. Equity securities for which market quotations are readily available are valued at market value, as reported by pricing services recommended by the investment adviser's pricing committee and approved by the Board of Trustees. Such pricing services generally use the security's last sale price on the exchange or market where primarily traded or, if there is no reported sale during the day, the closing bid price. Securities traded on the NASDAQ National Market are valued at the NASDAQ Official Closing Price ("NOCP"), or if lacking an NOCP, at the most recent bid quotation on the NASDAQ National Market. Debt securities for which market quotations are readily available are generally valued at market value, as reported by pricing services recommended by the investment adviser's pricing committee and approved by the Board of Trustees. Such pricing services generally use the most recent bid prices in the principal market in which such securities are normally traded. Broker-dealer bid quotations may also be used to value debt and equity securities where a pricing service does not price a security or where a pricing service does not provide a reliable price for the security. Short-term obligations with a remaining maturity of 60 days or less are valued at amortized cost, which approximates market value. Securities for which market quotations are not readily available (including restricted securities, if any) are valued at fair value as determined in good faith by the Funds' investment adviser using consistently applied procedures under the general supervision of the Board of Trustees. Investments in other open-end investment companies are valued at the net asset value each day.

The Funds may hold securities traded in foreign markets. Foreign securities are valued at the market price in the foreign market. However, if events occurring after the close of the foreign market (but before the close of regular trading on the New York Stock Exchange) are believed to materially affect the value of those securities, such securities are fair valued pursuant to procedures approved by the Board of Trustees. When fair valuing equity securities, a Fund may, among other things, use modeling tools or other processes that may take into account factors such as securities market activity and/or significant events that occur after the close of the foreign market and before the Fund calculates its net asset value. As of September 30, 2005, approximately 16% of the market value of the investments for the Loomis Sayles Worldwide Fund were fair valued pursuant to procedures approved by the Board of Trustees.

Certain securities held by Worldwide Fund were valued on the basis of a price provided by a principal market maker. The prices provided by the principal market makers may differ from the value that would be realized if the securities were sold.

B. SECURITY TRANSACTIONS AND RELATED INVESTMENT INCOME. Security transactions are accounted for on trade date. Dividend income is recorded on ex-dividend date, or in the case of certain foreign securities, as soon as the Fund is notified, and interest income is recorded on an accrual basis. Interest income is increased by the accretion of discount and decreased by the amortization of premium. Investment income is recorded net of foreign taxes withheld when applicable. The Funds estimate the character of distributions from real estate investment trusts (REITs). These investments pay ordinary income, capital gains or return of capital dividends. The actual character of these dividends cannot be determined until REITs complete their shareholder reporting filings next January. Differences between the actual and estimated calculations will be included in next years financial statements. In determining net gain or loss on securities sold, the cost of securities has been determined on an identified cost basis. Investment income and realized and unrealized gains and losses are allocated on a pro rata basis to each class based on relative net assets of each class to the total net assets of the Fund.

C. FOREIGN CURRENCY TRANSLATION. The books and records of the Funds are maintained in U.S. dollars. The value of securities, currencies and other assets and liabilities denominated in currencies other than U.S. dollars are translated into U.S. dollars based upon foreign exchange rates prevailing at the end of the period. Purchases and sales of investment securities, income and expenses are translated on the respective dates of such transactions.

Since the values of investment securities are presented at the foreign exchange rates prevailing at the end of the period, it is not practical to isolate that portion of the results of operations arising from changes in exchange rates from fluctuations arising from changes in market prices of the investment securities. Such changes are included with the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from sales of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Funds' books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, other than investment securities, at the end of the fiscal periods, resulting from changes in exchange rates.

Each Fund may use foreign currency exchange contracts to facilitate transactions in foreign-denominated investments. Losses may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Each Fund may purchase investments of foreign issuers. Investing in securities of foreign issuers involves special risks and considerations not typically associated with investing in U.S. companies and securities of the U.S. government. These risks include revaluation of currencies and the risk of appropriation. Moreover, the markets for securities of many foreign issuers may be less liquid and the prices of such securities may be more volatile than those of comparable U.S. companies and the U.S. government.

D. FORWARD FOREIGN CURRENCY CONTRACTS. Each Fund may enter into forward foreign currency exchange contracts. Contracts to buy generally are used to acquire exposure to foreign currencies, while contracts to sell generally are used to hedge a Fund's investments against currency fluctuation. Also, a contract to buy or sell can offset a previous contract. These contracts involve market risk in excess of the unrealized gain or loss reflected in the Fund's Statement of Assets and Liabilities. These amounts represent the aggregate exposure to each currency the Fund has acquired or hedged through currency contracts outstanding at period end.

All contracts are "marked-to-market" daily at the applicable exchange rates and any gains or losses are recorded for financial statement purposes as unrealized until settlement date. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. At September 30, 2005, the Worldwide Fund had the following open forward foreign currency exchange contract:

                                   LOCAL   AGGREGATE
                        DELIVERY  CURRENCY   FACE     TOTAL   UNREALIZED
                          DATE     AMOUNT   AMOUNT    VALUE  DEPRECIATION
      -------------------------------------------------------------------
       Australian
         Dollar (sell) 11/14/2005 120,000   $90,720  $91,372    $(652)

SEPTEMBER 30, 2005



E. FEDERAL AND FOREIGN INCOME TAXES. The Trusts treat each Fund as a separate entity for federal income tax purposes. Each Fund intends to meet the requirements of the Internal Revenue Code applicable to regulated investment companies, and to distribute to its shareholders substantially all of its net investment income and any net realized capital gains, at least annually. Accordingly, no provisions for federal income and excise taxes have been made. A Fund may be subject to foreign taxes on income and gains on investments that are accrued based upon the Fund's understanding of the tax rules and regulations that exist in the countries in which the Fund invests. Foreign governments may also impose taxes or other payments on investments with respect to foreign securities, such taxes are accrued as applicable.

F. DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS. Dividends and distributions are recorded on ex-dividend date. The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations, which may differ from accounting principles generally accepted in the United States of America. These differences are primarily due to differing treatments for book and tax purposes of items such as distributions from real estate investment trusts, net operating losses, non-deductible expenses, foreign currency transactions and gains realized from passive foreign investment companies. Temporary differences between book and tax distributable earnings are primarily due to deferred Trustees' fees, defaulted bond income accruals, premium amortization, return of capital distributions from securities held, unrealized gains on passive foreign investment companies and wash sales. Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications to capital accounts. Distributions from net investment income and short-term capital gains are considered to be ordinary income for tax purposes.

The tax character of distributions paid to shareholders during the years ended September 30, 2005 and 2004 were as follows:

                            2005 DISTRIBUTIONS PAID FROM:        2004 DISTRIBUTIONS PAID FROM:
                        ------------------------------------- ------------------------------------
                         ORDINARY     LONG-TERM                ORDINARY    LONG-TERM
                          INCOME    CAPITAL GAINS    TOTAL      INCOME   CAPITAL GAINS    TOTAL
                        ----------- ------------- ----------- ---------- ------------- -----------
Aggressive Growth Fund  $   498,778  $        --  $   498,778 $       --  $       --   $        --
Small Cap Growth Fund            --           --           --         --          --            --
Small Cap Value Fund     24,071,753   37,569,886   61,641,639  4,693,734   8,480,827    13,174,561
Tax-Managed Equity Fund      23,811           --       23,811     62,322          --        62,322
Value Fund                  524,122           --      524,122    456,216          --       456,216
Worldwide Fund              480,214           --      480,214    448,271          --       448,271

As of September 30, 2005, the components of distributable earnings on a tax basis were as follows:

                                 AGGRESSIVE      SMALL CAP     SMALL CAP   TAX-MANAGED    VALUE     WORLDWIDE
                                 GROWTH FUND    GROWTH FUND    VALUE FUND  EQUITY FUND    FUND        FUND
-                               -------------  -------------  ------------ -----------  ---------- -----------
Undistributed ordinary income   $          --  $          --  $  6,894,918 $    54,144  $  402,764 $   671,785
Undistributed long-term
  capital gains                            --             --    49,589,356          --     591,896          --
                                -------------  -------------  ------------ -----------  ---------- -----------
Total undistributed earnings               --             --    56,484,274      54,144     994,660     671,785
Capital loss carryforward:
  Expires September 30, 2009               --             --            --    (214,505)         --          --
 Expires September 30, 2010       (79,794,012)  (145,381,318)           --  (2,177,191)         --    (130,022)
 Expires September 30, 2011       (21,142,388)   (59,283,040)           --  (1,662,157)         --  (1,040,663)
 Expires September 30, 2012                --             --            --    (110,150)         --          --
 Expires September 30, 2013                --             --            --     (17,395)         --          --
                                -------------  -------------  ------------ -----------  ---------- -----------
Total capital loss carryforward  (100,936,400)  (204,664,358)           --  (4,181,398)         --  (1,170,685)
Deferred net capital losses
  (post October 2004)                      --             --            --          --          --          --
Unrealized Appreciation             8,120,292      3,212,489   150,605,338   1,108,579   8,282,048   3,875,574
                                -------------  -------------  ------------ -----------  ---------- -----------
Total accumulated earnings
  (losses)                      $ (92,816,108) $(201,451,869) $207,089,612 $(3,018,675) $9,276,708 $ 3,376,674
                                -------------  -------------  ------------ -----------  ---------- -----------
Capital loss carryforward
  utilized in current year      $   7,494,196  $   4,881,669            --          --  $2,113,179 $   878,759
                                -------------  -------------  ------------ -----------  ---------- -----------

G. REPURCHASE AGREEMENTS. Each Fund, through its custodian, receives delivery of the underlying securities collateralizing repurchase agreements. It is each Fund's policy that the market value of the collateral be at least equal to 102% of the repurchase price, including interest. The Fund's adviser is responsible for determining that the value of the collateral is at all times at least equal to 102% of the repurchase price, including interest. The repurchase agreements are tri-party arrangements whereby the collateral is held at the custodian bank in a segregated account for the benefit of the Fund and the counter party. Repurchase agreements could involve certain risks in the event of default or insolvency of the counterparty including possible delays or restrictions upon a Fund's ability to dispose of the underlying securities.

H. SECURITIES LENDING. The Funds have entered into an agreement with State Street Bank and Trust Company ("State Street Bank"), as agent of the Funds, to lend securities to certain designated borrowers. The loans are collateralized with cash or securities in an amount equal to at least 105% or 102% of the market value of the loaned international equity or domestic securities, respectively, when the loan is initiated. Thereafter, the value of the collateral must remain at least 102% of the market value of loaned securities for U.S. equities and U.S. corporate debt, at least 105% of the market value of loaned securities for non-U.S. equities; and at least 100% of the market value of loaned securities for U.S. government and agency securities, sovereign debt issued by non-U.S. governments and non-U.S. corporate debt. As with other extensions of credit, the Funds may bear the risk of loss with respect to the investment of the collateral. The Funds invest cash collateral in short-term investments, a portion of the income from which is remitted to the borrowers and the remainder allocated between the Funds and State Street Bank as lending agent. The market value of securities on loan to borrowers and the value of collateral held by the Funds with respect to such loans at September 30, 2005, were as follows:

                       MARKET VALUE   VALUE OF
FUND                     ON LOAN     COLLATERAL
----                   ------------ ------------
Aggressive Growth Fund $  9,315,725 $  9,540,403
Small Cap Growth Fund     4,716,596    4,844,544
Small Cap Value Fund    119,358,669  122,331,459
Tax-Managed Fund                 --           --
Value Fund                  624,765      654,246
Worldwide Fund            4,319,872    4,469,314

I. INDEMNIFICATIONS. Under the Funds' organizational documents, its officers and trustees are indemnified against certain liability arising out of the performance of their duties to the Funds. Additionally, in the normal course of business, the Funds enter into contracts with service providers that contain general indemnification clauses. The Funds' maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds that have not yet occurred. However, based on experience the Funds expect the risk of loss to be remote.

3. PURCHASES AND SALES OF SECURITIES. For the year ended September 30, 2005, purchases and sales of securities (excluding short-term investments and U.S. Government/Agency Securities) were as follows:

FUND                     PURCHASES      SALES
----                    ------------ ------------
Aggressive Growth Fund  $142,175,256 $151,111,779
Small Cap Growth Fund     50,819,799   67,755,792
Small Cap Value Fund     392,923,652  370,010,149
Tax-Managed Equity Fund    6,361,502    2,911,765
Value Fund                11,781,568   14,734,053
Worldwide Fund            40,573,963   17,829,341

For the year ended September 30, 2005, purchases and sales of U.S. Government/Agency securities by Worldwide Fund were $2,939,116 and $123,672, respectively.

SEPTEMBER 30, 2005



4. MANAGEMENT FEES AND OTHER TRANSACTIONS WITH AFFILIATES.

A. MANAGEMENT FEES. Loomis, Sayles & Company, L.P. ("Loomis Sayles") is the investment adviser to each of the Funds. Separate management agreements for each Fund in effect for the year ended September 30, 2005, provide for fees at the following annual percentage rates of each Fund's average daily net assets. Loomis Sayles has contractually agreed, until January 31, 2006, to reduce its advisory fees and/or bear other expenses, to the extent necessary to limit the total operating expenses of each Fund, to the following annual percentage rate of the Fund's average daily net assets:

                                   EXPENSE LIMIT AS A PERCENTAGE OF
                                    AVERAGE DAILY NET ASSETS
                        MANAGEMENT --------------------------------
FUND                       FEES    INSTITUTIONAL   RETAIL   ADMIN
----                    ---------- -------------   ------   -----
Aggressive Growth Fund    0.75%        1.00%       1.25%     --
Small Cap Growth Fund     0.75%        1.00%       1.25%     --
Small Cap Value Fund      0.75%        0.90%       1.15%    1.40%
Tax-Managed Equity Fund   0.50%        0.65%        --       --
Value Fund                0.50%        0.85%        --       --
Worldwide Fund            0.75%        1.00%        --       --

For the year ended September 30, 2005, the management fees and waivers for each Fund were as follows:

                                                         PERCENTAGE OF
                          GROSS    WAIVER OF     NET     AVERAGE DAILY NET ASSETS
                        MANAGEMENT MANAGEMENT MANAGEMENT ------------------------
FUND                       FEE        FEE        FEE     GROSS         NET
----                    ---------- ---------- ---------- -----           -----
Aggressive Growth Fund  $  385,975  $116,730  $  269,245 0.75%        0.52%
Small Cap Growth Fund      168,258   151,644      16,614 0.75%        0.07%
Small Cap Value Fund     4,818,972   225,273   4,593,699 0.75%        0.71%
Tax-Managed Equity Fund     39,124    39,124          -- 0.50%        0.00%
Value Fund                 175,567    26,275     149,292 0.50%        0.43%
Worldwide Fund             177,221   109,851      67,370 0.75%        0.29%

For the year ended September 30, 2005, in addition to the waiver of management fees, expenses of $67,847 have been reimbursed on the Tax-Managed Equity Fund.

Certain officers and employees of Loomis Sayles are also officers or Trustees of the Trusts. Loomis Sayles' general partner is indirectly owned by IXIS Asset Management North America, L.P. ("IXIS North America"), formerly CDC IXIS Asset Management North America, L.P. IXIS North America is ultimately owned principally, directly or indirectly, by three large affiliated French financial services entities: the Caisse des Depots et Consignations ("CDC"), a public sector financial institution created by the French government in 1816; the Caisse Nationale des Caisses d'Epargne, a financial institution owned by CDC and by French regional savings banks known as the Caisses d'Epargne; and CNP Assurances, a large French life insurance company.

B. ADMINISTRATIVE FEES. For the period October 1, 2004 through December 31, 2004, IXIS Asset Management Services Company ("IXIS Services") formerly CDC IXIS Asset Management Services, Inc., a wholly owned subsidiary of IXIS North America, performed certain administrative services for the Funds and subcontracted with State Street Bank to serve as sub-administrator. Effective January 3, 2005, IXIS Asset Management Advisors, L.P. ("IXIS Advisors") assumed responsibility for providing administrative services to the Funds. Pursuant to the agreement between the Trusts, IXIS Advisor Funds Trust I (formerly CDC Nvest Funds Trust I), IXIS Advisor Funds Trust II (formerly CDC Nvest Funds Trust II), IXIS Advisor Funds Trust III (formerly CDC Nvest Funds Trust III), IXIS Advisor Funds Trust IV (formerly CDC Nvest Companies Trust I) and IXIS Advisor Cash Management Trust (formerly CDC Nvest Cash Management Trust) ("IXIS Advisor Funds Trusts") and IXIS Advisors, each Fund pays IXIS Advisors its pro rata portion of a group fee for these services representing the higher amount based on the following calculations:

             (1)Percentage of Average Daily Net Assets

                       FIRST         NEXT       OVER
                       $5 BILLION $5 BILLION $10 BILLION
                       ---------- ---------- -----------
                          0.0675%    0.0625%     0.0500%

             or

             (2)Each Fund's pro rata portion, allocated based on the combined assets of the Trusts and the IXIS Advisors Funds Trusts, of the annual aggregate minimum fee of $5 million.

For the year ended September 30, 2005, fees paid to IXIS Services and IXIS Advisors for administrative expense were as follows:

                        ADMINISTRATIVE
FUND                         FEES
----                    --------------
Aggressive Growth Fund     $ 33,510
Small Cap Growth Fund        14,608
Small Cap Value Fund        418,383
Tax-Managed Equity Fund       5,095
Value Fund                   22,864
Worldwide Fund               15,386

C. TRANSFER AGENT FEES. IXIS Services is the transfer and shareholder servicing agent for each Fund and has subcontracted with Boston Financial Data Services ("BFDS") to serve as sub-transfer agent.

Effective January 1, 2005, Aggressive Growth Fund, Small Cap Growth Fund, Small Cap Value Fund, Tax-Managed Equity Fund, Value Fund and Worldwide Fund pay fees monthly to IXIS Advisors equal to an annual rate of $25.44 for each open account and $2.00 for each closed account, subject to a monthly minimum of $1,500 per class and an annual aggregate minimum fee of approximately $1 million for all No-Load Retail Funds and Load Funds-Class Y. No-Load Retail Funds consist of Aggressive Growth Funds, Small Cap Growth Fund, Small Cap Value Fund, Tax-Managed Equity Fund, Value Fund, Worldwide Fund, Loomis Sayles Bond Fund and Loomis Sayles Global Bond Fund.

Prior to January 1, 2005, each Fund, for its Institutional, Retail and Admin class shares, paid monthly to IXIS Services its pro rata portion of an annual aggregate fee equal to 0.026% of the average daily net assets for all No-Load Retail Funds and Load Funds-Class Y, subject to a monthly minimum of $1,250 per class and an annual aggregate minimum of $650,000. Load Funds-Class Y consist of all Funds with Class Y shares offered within the Loomis Sayles Funds Trusts and IXIS Advisor Fund Trusts.

Effective October 1, 2005, BFDS became the transfer and shareholder servicing agent for the Funds.

IXIS Advisors Services, BFDS and other firms are also reimbursed by the Funds for out-of-pocket expenses. In addition, effective July 1, 2005, pursuant to other service agreements, the Funds pay service fees to other firms that provide similar services for their own shareholder accounts.

For the year ended September 30, 2005, amounts paid to IXIS Services and IXIS Advisors as compensation for its services as transfer agent were as follows:

                       TRANSFER
FUND                   AGENT FEE
----                   ---------
Aggressive Growth Fund  $31,000
Small Cap Growth Fund    31,000
Small Cap Value Fund     98,289
Tax-Managed Equity       15,500
Value Fund               15,500
Worldwide Fund           15,500

D. SERVICE AND DISTRIBUTION FEES. The Trusts have entered into a distribution agreement with IXIS Asset Management Distributors, L.P. ("IXIS Distributors") formerly CDC IXIS Asset Management Distributors, L.P., a wholly owned subsidiary of IXIS North America. Pursuant to this agreement, IXIS Distributors serves as principal underwriter of the Funds.

Pursuant to Rule 12b-1 under the 1940 Act, Aggressive Growth Fund, Small Cap Growth Fund and Small Cap Value Fund have adopted Distribution Plans relating to each Fund's Retail Class shares (the "Retail Class Plan") and Small Cap Value Fund has adopted a separate Distribution Plan relating to Admin Class shares (the "Admin Class Plan").

Under the respective Retail Class and Admin Class Plans, each Fund pays IXIS Distributors a monthly distribution fee at an annual rate not to exceed 0.25% of the average daily net assets attributable to the Fund's Retail Class and Admin Class Shares, as reimbursement for expenses incurred by IXIS Distributors in providing personal services to investors in Retail Class and Admin Class Shares and/or maintenance of shareholder accounts. In addition, the Admin Class shares of the Small Cap Value Fund may pay a shareholder service fee, at an annual rate not to exceed 0.25% of the average daily net assets attributable to Admin Class shares, to securities dealers or financial intermediaries for providing personal service and account maintenance for their customers who hold such shares.

E. TRUSTEES FEES AND EXPENSES. The Loomis Sayles Funds Trusts and the IXIS Advisor Funds Trusts do not pay any compensation directly to their officers or Trustees who are directors, officers or employees of Loomis Sayles, IXIS Distributors, IXIS North America, IXIS Services, IXIS Advisors or their affiliates. Each Trustee who is an independent Trustee of the Loomis

SEPTEMBER 30, 2005


Sayles Funds Trusts and the IXIS Advisor Funds Trusts receives, in the aggregate, a retainer fee at the annual rate of $50,000 and meeting attendance fees of $5,000 for each meeting of the Board of Trustees that he or she attends. Each committee chairman will receive an additional retainer fee at the annual rate of $7,000. Each committee member receives a meeting attendance fee of $3,750 per committee meeting that he or she attends. The co-chairmen of the Board each receive an additional annual retainer fee of $25,000. The retainer fees assume four Board or Committee meetings per year. These fees are allocated to the various series of the Loomis Sayles Funds Trusts and the IXIS Advisor Funds Trusts based on a formula that takes into account, among other factors, the relative net assets of each Fund. Trustees are reimbursed for travel expenses in connection with attendance at meetings.

Effective October 1, 2005, the compensation schedule for independent Trustees changed. Each independent Trustee will receive a retainer fee at the annual rate of $55,000 and meeting attendance fees of $6,000 for each meeting of the Board of Trustees attended in person and $3,000 for each meeting of the Board of Trustees attended telephonically. Each co-chairman of the Board will receive an additional retainer fee at the annual rate of $25,000. Each committee chairman will receive an additional retainer fee at the annual rate of $10,000. Each committee member will receive a meeting attendance fee of $4,000 per committee meeting attended in person and $2,000 for each committee meeting attended telephonically.

A deferred compensation plan (the "Plan") is available to the Trustees on a voluntary basis. Each participating Trustee will receive an amount equal to the value that such deferred compensation would have been had it been invested in a designated Fund or certain other series of the Trusts or IXIS Advisor Funds Trusts on the normal payment date. Deferred amounts remain in the Funds until distributed in accordance with the Plan.

Additionally, the Board of Trustees has approved the use of Fund assets to pay their portion of the annual salary for 2005 of an employee at IXIS Advisors who supports the Funds' Chief Compliance Officer. For the year ended September 30, 2005, each Fund's portion of such expense was approximately $900.

F. PUBLISHING SERVICES. IXIS Services performs certain desktop publishing services for the Funds. Fees for these services are presented in the Statements of Operations as shareholder reporting. For the year ended September 30, 2005, amounts paid to IXIS Services as compensation for these services were as follows:

                         PUBLISHING
FUND                    SERVICES FEE
----                    ------------
Aggressive Growth Fund      $ 23
Small Cap Growth Fund         20
Small Cap Value Fund          69
Tax-Managed Equity Fund       14
Value Fund                   136
Worldwide Fund               207

G. REDEMPTION FEES. Shareholders of Small Cap Growth Fund, Small Cap Value Fund and Worldwide Fund will be charged a 2% redemption fee if they redeem, including redeeming by exchange, any class of shares of these Funds within 60 days of their acquisition (including acquisition by exchange). The redemption fee is intended to offset the costs to the Funds of short-term trading, such as portfolio transaction and market impact costs associated with redemption activity and administrative costs associated with processing redemptions. The redemption fee is deducted from the shareholder's redemption or exchange proceeds and is paid to the Fund. The "first-in, first-out" (FIFO) method is used to determine the holding period of redeemed or exchanged shares, which means that if shares were acquired on different days, the shares acquired first will be redeemed or exchanged first for purposes of determining whether the redemption fee applies. A new holding period begins with each purchase or exchange. These fees are accounted for as an addition to paid-in capital and are presented on the Statements of Changes in Net Assets.

5. LINE OF CREDIT. Prior to September 1, 2005, each Fund, together with certain other Funds of the Trusts, participated in a $25 million committed unsecured revolving line of credit provided by State Street Bank. Borrowings under the line of credit were to be made solely to temporarily finance the repurchase of capital shares. Interest was to be charged to each participating Fund based on its borrowings at a rate per annum equal to the Federal Funds rate plus 0.50%. In addition, a commitment fee of 0.09% per annum, payable at the end of each calendar quarter, was accrued and apportioned among the participating Funds based on their average daily unused portion of the line of credit. For the period ended August 31, 2005, the Funds had no borrowings under the agreement.

Effective September 1, 2005, each Fund, together with certain other Funds of the Trusts, participate in a $75 million committed line of credit provided by State Street Bank. Borrowings under the line of credit are to be made solely to temporarily finance the repurchase of capital shares. Interest is charged to each participating Fund based on its borrowings at a rate per annum equal to the

Federal Funds rate plus 0.50%. In addition, a commitment fee of 0.09% per annum, payable at the end of each calendar quarter, is accrued and apportioned among the participating Funds based on their average daily unused portion of the line of credit. For the period of September 1 through September 30, 2005, the Funds had no borrowings under this agreement.

6. BROKERAGE COMMISSION RECAPTURE. Each Fund has entered into agreements with certain brokers whereby the brokers will rebate a portion of brokerage commissions. All amounts rebated by the brokers are returned to the Funds under such agreements and are included in realized gains on investments in the Statements of Operations. For the year ended September 30, 2005, amounts rebated under these agreements were as follows:

FUND                   REBATES
----                   -------
Aggressive Growth Fund $26,464
Small Cap Growth Fund    4,498
Small Cap Value Fund     4,572

7. SHAREHOLDERS. At September 30, 2005, Loomis Sayles owned 257,755 shares, equating to 25.7% of Tax-Managed Equity Fund's shares outstanding. At September 30, 2005, the Loomis Sayles Funded Pension Plan ("Pension Plan") and the Loomis Sayles Employees' Profit Sharing Retirement Plan held shares of beneficial interest in the Funds as follows:

                                    PROFIT SHARING
FUND                   PENSION PLAN RETIREMENT PLAN
----                   ------------ ---------------
Aggressive Growth Fund   282,515        371,813
Small Cap Growth Fund    173,101        347,973
Small Cap Value Fund     344,408        575,037
Value Fund               481,499        398,662
Worldwide Fund           908,178        305,241

At September 30, 2005, five shareholders individually owned more than 5% of the Loomis Sayles Aggressive Growth Fund's total outstanding shares, representing, in aggregate, 40.2% of the Fund; two shareholders individually owned more than 5% of the Loomis Sayles Small Cap Growth Fund's total outstanding shares, representing, in aggregate, 26.6% of the Fund; five shareholders individually owned more than 5% of the Loomis Sayles Tax-Managed Equity Fund's total outstanding shares, representing, in aggregate, 51.7% of the Fund; three shareholders individually owned more than 5% of the Loomis Sayles Value Fund's total outstanding shares, representing, in aggregate, 17.4% of the Fund; and one shareholder owned 50.6% of the Loomis Sayles Worldwide Fund's total outstanding shares.

8. EXPENSE REDUCTIONS AND CONTINGENT EXPENSE OBLIGATIONS. Loomis Sayles has given binding undertakings to certain Funds to defer its management fees and, if necessary, bear certain expenses associated with these Funds to limit their operating expenses. These undertakings are in effect until the dates indicated below and will be reevaluated on an annual basis.

Loomis Sayles shall be permitted to recover expenses it has borne (whether through reduction of its management fee or otherwise) in later periods to the extent the Funds' expenses fall below the expense limits provided, however, that the Funds are not obligated to pay such deferred fees more than one year after the end of the fiscal year in which the fee was deferred.

At September 30, 2005, the expense limits as a percentage of average daily net assets and amounts subject to possible reimbursement under the expense limitation agreement were as follows:

                        EXPENSE LIMIT AS A PERCENTAGE OF                   EXPENSES SUBJECT
                         AVERAGE DAILY NET ASSETS                            TO POSSIBLE
                        -------------------------------                     REIMBURSEMENT
                        INSTITUTIONAL   RETAIL   ADMIN    EXPIRATION OF         UNTIL
FUND                        CLASS       CLASS    CLASS       WAIVER       SEPTEMBER 30, 2006
----                    -------------   ------   -----   ---------------- ------------------
Aggressive Growth Fund      1.00%        1.25%     --    January 31, 2006      $116,730
Small Cap Growth Fund       1.00%        1.25%     --    January 31, 2006       151,644
Small Cap Value Fund        0.90%        1.15%   1.40%   January 31, 2006       225,273
Tax-Managed Equity Fund     0.65%          --      --    January 31, 2006       106,971
Value Fund                  0.85%          --      --    January 31, 2006        26,275
Worldwide Fund              1.00%          --      --    January 31, 2006       109,851

SEPTEMBER 30, 2005



9. CAPITAL SHARES. Each Fund may issue an unlimited number of shares of beneficial interest without par value. Transactions in capital shares were as follows:

                                               AGGRESSIVE GROWTH FUND

                                Year Ended September 30, 2005 Year Ended September 30, 2004
                                ----------------------------  ----------------------------

                                   Shares         Amount         Shares         Amount
INSTITUTIONAL CLASS             -----------    ------------   -----------    ------------
Issued from the sale of shares       53,494    $    915,359       187,450    $  2,792,212
Issued in connection with the
  reinvestment of distributions      16,185         277,892            --              --
Redeemed                           (318,259)     (5,344,666)     (305,139)     (4,700,924)
                                -----------    -------------  -------------  -------------
Net change                         (248,580)   $ (4,151,415)     (117,689)   $ (1,908,712)
                                -----------    -------------  -------------  -------------

                                   Shares         Amount         Shares         Amount
RETAIL CLASS                    -----------    ------------   -----------    ------------
Issued from the sale of shares      318,102    $  5,337,862       834,755    $ 12,658,043
Issued in connection with the
  reinvestment of distributions      12,860         216,942            --              --
Redeemed                           (615,930)    (10,185,991)   (1,602,142)    (23,696,327)
                                  -----------  -------------  -------------  -------------
Net change                         (284,968)   $ (4,631,187)     (767,387)   $(11,038,284)
                                -----------    -------------  -------------  -------------

                                                SMALL CAP GROWTH FUND

                                Year Ended September 30, 2005 Year Ended September 30, 2004
                                ----------------------------  ----------------------------

                                   Shares         Amount         Shares         Amount
INSTITUTIONAL CLASS             -----------    ------------   -----------    ------------
Issued from the sale of shares      113,316    $  1,131,916       561,970    $  5,208,033
Issued in connection with the
  reinvestment of distributions          --              --            --              --
Redeemed                           (460,764)     (4,575,642)   (1,411,141)    (12,951,799)
                                -----------    -------------  -------------  -------------
Net change                         (347,448)   $ (3,443,726)     (849,171)   $ (7,743,766)
                                -----------    -------------  -------------  -------------

                                   Shares         Amount         Shares         Amount
RETAIL CLASS                    -----------    ------------   -----------    ------------
Issued from the sale of shares      216,852    $  2,124,356       876,244    $  8,100,386
Issued in connection with the
  reinvestment of distributions          --              --            --              --
Redeemed                         (1,546,953)    (14,930,155)   (2,807,828)    (26,294,928)
                                -----------    -------------  -------------  -------------
Net change                       (1,330,101)   $(12,805,799)   (1,931,584)   $(18,194,542)
                                -----------    -------------  -------------  -------------

                                                 SMALL CAP VALUE FUND

                                Year Ended September 30, 2005 Year Ended September 30, 2004
                                ----------------------------  ----------------------------

                                   Shares         Amount         Shares         Amount
INSTITUTIONAL CLASS             ------------   ------------   ------------   ------------
Issued from the sale of shares     3,605,383   $ 93,881,608      2,569,944   $ 62,664,283
Issued in connection with the
  reinvestment of distributions    1,389,061     34,567,270        344,051      7,949,633
Redeemed                          (3,747,820)   (95,533,263)    (3,052,059)   (74,375,223)
                                ------------   -------------  -------------  -------------
Net change                         1,246,624   $ 32,915,615       (138,064)  $ (3,761,307)
                                ------------   -------------  -------------  -------------

                                   Shares         Amount         Shares         Amount
RETAIL CLASS                    ------------   ------------   ------------   ------------
Issued from the sale of shares     3,302,664   $ 85,184,696      2,508,851   $ 60,345,432
Issued in connection with the
  reinvestment of distributions      739,424     18,285,960        168,096      3,867,490
Redeemed                          (2,145,167)   (55,041,964)    (2,506,061)   (61,304,611)
                                ------------   -------------  -------------  -------------
Net change                         1,896,921   $ 48,428,692        170,886   $  2,908,311
                                ------------   -------------  -------------  -------------

                                   Shares         Amount         Shares         Amount
ADMIN CLASS                     ------------   ------------   ------------   ------------
Issued from the sale of shares     1,009,094   $ 25,783,740      1,146,366   $ 27,558,818
Issued in connection with the
  reinvestment of distributions      263,038      6,449,687         46,216      1,056,963
Redeemed                          (1,230,767)   (31,333,743)      (498,189)   (11,994,975)
                                ------------   -------------  -------------  -------------
Net change                            41,365   $    899,684        694,393   $ 16,620,806
                                ------------   -------------  -------------  -------------

                                                TAX-MANAGED EQUITY FUND

                                Year Ended September 30, 2005 Year Ended September 30, 2004
                                ----------------------------  ----------------------------

                                   Shares         Amount         Shares         Amount
INSTITUTIONAL CLASS             ------------   ------------   ------------   ------------
Issued from the sale of shares       421,995   $  3,741,887        308,699   $  2,572,021
Issued in connection with the
  reinvestment of distributions        2,601         23,491          7,563         62,319
Redeemed                             (34,673)      (312,460)       (28,467)      (245,529)
                                ------------   -------------  -------------  -------------
Net change                           389,923   $  3,452,918        287,795   $  2,388,811
                                ------------   -------------  -------------  -------------

                                                      VALUE FUND

                                Year Ended September 30, 2005 Year Ended September 30, 2004
                                ----------------------------  ----------------------------

                                   Shares          Amount        Shares         Amount
INSTITUTIONAL CLASS             ------------    -----------   ------------   ------------
Issued from the sale of shares       141,305    $ 2,428,427        183,031   $  2,766,965
Issued in connection with the
  reinvestment of distributions       30,355        515,434         26,133        376,057
Redeemed                            (285,225)    (4,807,088)      (458,838)    (6,884,071)
Redeemed in kind*                         --             --       (455,344)    (7,194,435)
                                ------------    ------------  -------------  -------------
Net change                          (113,565)   $(1,863,227)      (705,018)  $(10,935,484)
                                ------------    ------------  -------------  -------------

* Redeemed in kind to a shareholder on June 25, 2004.

                                                   WORLDWIDE FUND

                                Year Ended September 30, 2005 Year Ended September 30, 2004
                                ----------------------------  ----------------------------

                                   Shares          Amount        Shares         Amount
INSTITUTIONAL CLASS             ------------    -----------   ------------    ----------
Issued from the sale of shares     2,600,338    $30,275,197        569,127    $5,599,341
Issued in connection with the
  reinvestment of distributions       42,385        458,186         46,883       447,733
Redeemed                            (307,403)    (3,348,977)       (48,543)     (481,727)
                                ------------    ------------  --------------  ------------
Net change                         2,335,320    $27,384,406        567,467    $5,565,347
                                ------------    ------------  --------------  ------------

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Trustees of Loomis Sayles Funds I and Loomis Sayles Funds II and Shareholders of Loomis Sayles Aggressive Growth Fund, Loomis Sayles Small Cap Growth Fund, Loomis Sayles Small Cap Value Fund, Loomis Sayles Tax-Managed Equity Fund, Loomis Sayles Value Fund and Loomis Sayles Worldwide Fund:

In our opinion, the accompanying statements of assets and liabilities, including the portfolios of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the Loomis Sayles Small Cap Value Fund, a series of Loomis Sayles Funds I and the Loomis Sayles Aggressive Growth Fund, Loomis Sayles Small Cap Growth Fund, Loomis Sayles Tax-Managed Equity Fund , Loomis Sayles Value Fund and Loomis Sayles Worldwide Fund, each a series of Loomis Sayles Funds II (collectively, "the Funds"), at September 30, 2005, and the results of each of their operations, the changes in each of their net assets and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Funds' management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at September 30, 2005 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Boston, Massachusetts
November 23, 2005

2005 U.S. TAX DISTRIBUTION INFORMATION TO SHAREHOLDERS (UNAUDITED)

CORPORATE DIVIDENDS RECEIVED DEDUCTION. For the fiscal year ended September 30, 2005, a percentage of dividends distributed by the Funds listed below qualify for the dividends received deduction for corporate shareholders. These percentages are as follows:

FUND                    QUALIFYING PERCENTAGE
Aggressive Growth Fund          14.13%
Small Cap Value Fund            14.99%
Tax-Managed Equity Fund        100.00%
Value Fund                     100.00%
Worldwide Fund                   8.80%

CAPITAL GAINS DISTRIBUTIONS. Pursuant to Internal Revenue Section 852(b), the following Fund paid distributions, which have been designated as long-term capital gains distributions for the fiscal year ended September 30, 2005.

FUND                   AMOUNT
Small Cap Value Fund $37,569,886

QUALIFIED DIVIDEND INCOME. For the fiscal year ended September 30, 2005, the Funds will designate up to the maximum amount allowable pursuant to the Internal Revenue Code, as qualified dividend income eligible for reduced tax rates. These lower rates range from 5% to 15% depending on an individual's tax bracket. If the Funds pay a distribution during calendar year 2005, complete information will be reported in conjunction with Form 1099-DIV.

ADDITIONAL INFORMATION

SHAREHOLDER MEETINGS (UNAUDITED) At a special shareholders' meeting held on June 2, 2005, shareholders of Loomis Sayles Funds I, of which the Loomis Sayles Small Cap Value Fund is a series, voted for the following proposals:

1.  ELECTION OF TRUSTEES FOR LOOMIS SAYLES FUNDS I ("TRUST I")

                                          VOTES
                          VOTES FOR      WITHHELD      TOTAL VOTES
--------------------------------------------------------------------
Graham T. Allison, Jr. 347,025,779.284 4,735,065.448 351,760,844.732
Edward A. Benjamin     346,930,115.794 4,830,728.938 351,760,844.732
Daniel M. Cain         347,183,613.372 4,577,231.360 351,760,844.732
Paul G. Chenault       346,203,202.638 5,557,642.094 351,760,844.732
Kenneth J. Cowan       346,241,626.349 5,519,218.383 351,760,844.732
Richard Darman         347,067,297.262 4,693,547.470 351,760,844.732
Sandra O. Moose        347,038,363.631 4,722,481.101 351,760,844.732
John A. Shane          346,222,682.010 5,538,162.722 351,760,844.732
Charles D. Baker       347,063,088.707 4,697,756.025 351,760,844.732
Cynthia L. Walker      347,100,786.272 4,660,058.460 351,760,844.732
Robert J. Blanding     347,078,637.142 4,682,207.590 351,760,844.732
John T. Hailer         347,043,417.083 4,717,427.649 351,760,844.732

2. APPROVAL OF AN AMENDED AND RESTATED AGREEMENT AND DECLARATION OF TRUST FOR TRUST I

                                ABSTAINED       BROKER
   VOTED FOR    VOTED AGAINST     VOTES        NON-VOTES      TOTAL VOTES
---------------------------------------------------------------------------
215,088,492.394 3,939,453.029 6,414,873.936 142,944,516.000 368,387,335.359

With respect to this proposal, the meeting was adjourned to June 22, 2005 due to insufficient votes to pass the proposal. The proposal passed on June 22, 2005.

At a special shareholders' meeting held on June 2, 2005, shareholders of Loomis Sayles Funds II, of which the Loomis Sayles Aggressive Growth Fund, Loomis Sayles Small Cap Growth Fund, Loomis Sayles Tax-Managed Equity Fund, Loomis Sayles Value Fund and Loomis Sayles Worldwide Fund are series, voted for the following proposals:

1. ELECTION OF TRUSTEES FOR LOOMIS SAYLES FUNDS II ("TRUST II")

                                           VOTES
                          VOTES FOR       WITHHELD         TOTAL
---------------------------------------------------------------------
Graham T. Allison, Jr. 132,584,909.794 22,128,560.082 154,713,469.876
Edward A. Benjamin     132,612,377.523 22,101,092.353 154,713,469.876
Daniel M. Cain         132,610,853.597 22,102,616.279 154,713,469.876
Paul G. Chenault       132,528,522.129 22,184,947.747 154,713,469.876
Kenneth J. Cowan       132,560,768.058 22,152,701.818 154,713,469.876
Richard Darman         132,450,040.167 22,263,429.709 154,713,469.876
Sandra O. Moose        132,566,101.551 22,147,368.325 154,713,469.876
John A. Shane          132,564,423.970 22,149,045.906 154,713,469.876
Charles D. Baker       132,593,048.677 22,120,421.199 154,713,469.876
Cynthia L. Walker      132,584,766.724 22,128,703.152 154,713,469.876
Robert J. Blanding     132,514,900.631 22,198,569.245 154,713,469.876
John T. Hailer         132,593,553.721 22,119,916.155 154,713,469.876

2. APPROVAL OF AN AMENDED AND RESTATED AGREEMENT AND DECLARATION OF TRUST FOR TRUST II

                                ABSTAINED       BROKER
   VOTED FOR    VOTED AGAINST     VOTES        NON-VOTES      TOTAL VOTES
---------------------------------------------------------------------------
103,245,838.162 2,321,818.870 22,868,247.134 32,828,038.000 161,263,942.166

With respect to this proposal, the meeting was adjourned initially to June 22, 2005 and again to July 21, 2005 due to insufficient votes to pass the proposal. The proposal passed on July 21, 2005.

TRUSTEE AND OFFICER INFORMATION

The table below provides certain information regarding the Trustees and officers of Loomis Sayles Funds I and Loomis Sayles Funds II (the "Trusts"). Unless otherwise indicated, the address of all persons below is 399 Boylston Street, Boston, MA 02116. The Statements of Additional Information include additional information about the Trustees of the Trusts and are available by calling Loomis Sayles at 800-343-2029.

                       POSITION(S) HELD WITH
                         THE TRUST, LENGTH                                                NUMBER OF PORTFOLIOS IN FUND
                          OF TIME SERVED              PRINCIPAL OCCUPATION(S)             COMPLEX OVERSEEN*** AND OTHER
NAME AND DATE OF BIRTH  AND TERM OF OFFICE*            DURING PAST 5 YEARS**                   DIRECTORSHIPS HELD
---------------------------------------------------------------------------------------------------------------------------

INDEPENDENT TRUSTEES
Graham T. Allison, Jr. Trustee, since 2003   Douglas Dillon Professor and Director of  38; Director, Taubman Centers,
(3/23/40)                Contract Review     the Belfer Center of Science and          Inc. (real estate investment trust);
                          and Governance     International Affairs, John F. Kennedy    Advisory Board Member, USEC
                         Committee Member    School of Government, Harvard             Inc. (energy supplier)
                                             University

Charles D. Baker       Trustee, since 2005   President and Chief Executive Officer,    38; None
(11/13/56)               Contract Review     Harvard Pilgrim Health Care (health plan)
                          and Governance
                         Committee Member

Edward A. Benjamin     Trustee, since 2002   Retired                                   38; Director, Coal, Energy
(5/30/38)                Contract Review                                               Investments & Management,
                          and Governance                                               LLC; Director, Precision Optics
                         Committee Member                                              Corporation (optics manufacturer)

Daniel M. Cain         Trustee, since 2003;  President and Chief Executive Officer,    38; Trustee, Universal Health
(2/24/45)               Co-Chairman of the   Cain Brothers & Company, Incorporated     Realty Income Trust; Director,
                        Board, since 2004    (investment banking)                      Sheridan Healthcorp (physician
                         Chairman of the                                               practice management)
                         Audit Committee

Paul G. Chenault       Trustee, since 2002   Retired; Trustee, First Variable Life     38; Director, Mailco Office
(9/12/33)              for Loomis Sayles I   (variable life insurance)                 Products, Inc. (mailing
                        and since 2000 for                                             equipment)
                         Loomis Sayles II
                         Contract Review
                          and Governance
                         Committee Member

Kenneth J. Cowan       Trustee, since 2003;  Retired                                   38; None
(4/5/32)                Co-Chairman of the
                        Board, since 2004
                         Chairman of the
                         Contract Review
                          and Governance
                            Committee

Richard Darman         Trustee, since 2003   Partner, The Carlyle Group (investments); 38; Director and Chairman of the
(5/10/43)                Contract Review     formerly, Professor, John F. Kennedy      Board of Directors, AES
                          and Governance     School of Government, Harvard             Corporation (independent power
                         Committee Member    University                                company); Chairman of the
                                                                                       Smithsonian National Museum of
                                                                                       American History; Trustee,
                                                                                       Howard Hughes Medical Institute

                        POSITION(S) HELD WITH
                          THE TRUST, LENGTH                                               NUMBER OF PORTFOLIOS IN FUND
                           OF TIME SERVED             PRINCIPAL OCCUPATION(S)             COMPLEX OVERSEEN*** AND OTHER
NAME AND DATE OF BIRTH   AND TERM OF OFFICE*           DURING PAST 5 YEARS**                   DIRECTORSHIPS HELD
--------------------------------------------------------------------------------------------------------------------------
Sandra O. Moose          Trustee, since 2003  President, Strategic Advisory Services   38; Director, Verizon
(2/17/42)                  Audit Committee    (management consulting); formerly,       Communications; Director, Rohm
                               Member         Senior Vice President and Director, The  and Haas Company (specialty
                                              Boston Consulting Group, Inc.            chemicals); Director, AES
                                              (management consulting)                  Corporation

John A. Shane            Trustee, since 2003  President, Palmer Service Corporation    38; Director, Gensym Corporation
(2/22/33)                  Contract Review    (venture capital organization)           (software and technology services
                           and Governance                                              provider); Director, Abt Associates
                              Committee                                                Inc. (research and consulting firm)
                               Member

Cynthia L. Walker        Trustee, since 2005  Dean for Finance and CFO (formerly,      38; None
(7/25/56)                  Audit Committee    Associate Dean for Finance & CFO),
                               Member         Harvard Medical School

INTERESTED TRUSTEES
Robert J. Blanding/1/      Trustee, since     President, Chairman, Director and Chief  38; None
(4/14/47)                       2002;         Executive Officer, Loomis, Sayles &
555 California Street    President and Chief  Company, L.P.;
San Francisco, CA 94104 Executive Officer of
                            Loomis Sayles
                          Funds I and Chief
                        Executive Officer of
                            Loomis Sayles
                           Funds II, since
                                2003

John T. Hailer/2/        Trustee, since 2003  President and Chief Executive Officer,   38; None
(11/23/60)                  President of      IXIS Asset Management Distributors,
                            Loomis Sayles     L.P.; President and Chief Executive
                            Funds II and      Officer, IXIS Advisor Funds
                           Executive Vice
                            President of
                            Loomis Sayles
                         Funds I, since 2003

OFFICERS
Coleen Downs Dinneen      Secretary, Clerk    Senior Vice President, General Counsel,  Not Applicable
(12/16/60)                 and Chief Legal    Secretary and Clerk (formerly, Deputy
                         Officer, since 2003  General Counsel, Assistant Secretary and
                                              Assistant Clerk) IXIS Asset Management
                                              Distribution Corporation, IXIS Asset
                                              Management Distributors, L.P. and IXIS
                                              Asset Management Advisors, L.P.

Michael C. Kardok       Treasurer, Principal  Senior Vice President, IXIS Asset        Not Applicable
(7/17/59)                   Financial and     Management Advisors, L.P. and IXIS
                         Accounting Officer,  Asset Management Distributors, L.P.;
                             since 2004       formerly, Senior Director, PFPC Inc.

                       POSITION(S) HELD WITH
                         THE TRUST, LENGTH                                              NUMBER OF PORTFOLIOS IN FUND
                          OF TIME SERVED              PRINCIPAL OCCUPATION(S)           COMPLEX OVERSEEN*** AND OTHER
NAME AND DATE OF BIRTH  AND TERM OF OFFICE*            DURING PAST 5 YEARS**                 DIRECTORSHIPS HELD
---------------------------------------------------------------------------------------------------------------------
Max J. Mahoney              Anti-Money       Senior Vice President, Deputy General      Not Applicable
(5/1/62)                Laundering Officer   Counsel, Assistant Secretary and Assistant
                           and Assistant     Clerk, IXIS Asset Management
                         Secretary, since    Distribution Corporation, IXIS Asset
                               2005          Management Distributors, L.P. and IXIS
                                             Asset Management Advisors, L.P.; Chief
                                             Compliance Officer, IXIS Asset
                                             Management Advisors, L.P.; formerly,
                                             Senior Counsel, MetLife, Inc.; formerly,
                                             Associate Counsel, LPL Financial Services,
                                             Inc.

John E. Pelletier         Chief Operating    Executive Vice President and Chief         Not Applicable
(6/24/64)               Officer, since 2004  Operating Officer (formerly, General
                                             Counsel, Secretary and Clerk), IXIS Asset
                                             Management Distributors, L.P. and IXIS
                                             Asset Management Advisors, L.P.;
                                             Executive Vice President (formerly, Senior
                                             Vice President, General Counsel, Secretary
                                             and Clerk), IXIS Asset Management
                                             Distribution Corporation; formerly,
                                             Director IXIS Asset Management Services
                                             Company

Daniel J. Fuss            Executive Vice     Vice Chairman and Director, Loomis         Not Applicable
(9/27/33)                President, since    Sayles & Company, L.P.; Prior to 2002,
One Financial Center           2003          President and Trustee of Loomis Sayles
Boston, MA 02111                             Funds II

Kristin Vigneaux         Chief Compliance    Chief Compliance Officer for Mutual        Not Applicable
(9/25/69)               Officer, since 2004  Funds, IXIS Asset Management
                                             Distributors, L.P. and IXIS Asset
                                             Management Advisors, L.P; formerly, Vice
                                             President, IXIS Asset Management
                                             Services Company

* The year provided is the earliest year during which a Trustee was elected or appointed to the Trusts. All Trustees serve until retirement, resignation or removal from the Board. The current retirement age is 72, but was suspended for the calendar year 2006. At a meeting held on August 26, 2005, the Trustees voted to lift the suspension of the retirement policy but to designate 2006 as a transition period so that any Trustees who are currently 72 or older or who reach age 72 during the remainder of 2005 or in 2006 will not be required to retire until the end of calendar year 2006.
** Each person listed above, except as noted, holds the same position(s) with the IXIS Advisor and Loomis Sayles Trusts. Previous positions during the past five years with IXIS Asset Management Distributors, L.P. (the "Distributor"), IXIS Asset Management Advisors, L.P. ("IXIS Advisors"), IXIS Asset Management Services Company ("IXIS Services") or Loomis, Sayles & Company, L.P.("Loomis Sayles") are omitted if not materially different from a trustee's or officer's current position with such entity.
*** The Trustees of the Trusts serve as Trustees of a fund complex that includes all series of IXIS Advisor Funds Trust I, IXIS Advisor Funds Trust II, IXIS Advisor Funds Trust III, IXIS Advisor Funds Trust IV, IXIS Advisor Cash Management Trust, AEW Real Estate Income Fund, Loomis Sayles Funds I and Loomis Sayles Funds II.
1 Mr. Blanding is deemed an "interested person" of the Trusts because he holds the following positions with affiliated persons of the Trust: President, Chairman, Director and Chief Executive Officer of Loomis, Sayles & Company, L.P.
2 Mr. Hailer is deemed an "interested person" of the Trusts because he holds the following positions with affiliated persons of the Trust: Director and Executive Vice President of IXIS Asset Management Distribution Corporation, President and Chief Executive Officer of IXIS Asset Management Advisors, L.P.

[LOGO] LS LOOMIS SAYLES FUNDS

         Loomis Sayles Bond Fund
         Loomis Sayles Fixed Income Fund
         Loomis Sayles Global Bond Fund
         Loomis Sayles Institutional High Income Fund
         Loomis Sayles Intermediate Duration Fixed Income Fund
         Loomis Sayles Investment Grade Fixed Income Fund
         Loomis Sayles Inflation Protected Securities Fund


                    TABLE OF CONTENTS

                    Fund and Manager Reviews              1

                    Portfolio of Investments             20

                    Statements of Assets and Liabilities 75

                    Statements of Operations             77

                    Statements of Changes in Net Assets  79

                    Financial Highlights                 83

                    Notes to Financial Statements        89

         ANNUAL REPORT
         SEPTEMBER 30, 2005

FUND AND MANAGER REVIEW

LOOMIS SAYLES BOND FUND

[PHOTO]

Daniel Fuss
Manager since May 1991
                            Manager since May 1991

[PHOTO]

Kathleen Gaffney
Manager since November 1997
                          Manager since November 1997

 FUND FACTS
 SYMBOL | Institutional: LSBDX;
 Retail: LSBRX; Admin: LBFAX
 OBJECTIVE | High total investment return through a combination of current income and capital appreciation
 STRATEGY | Invests primarily in investment-grade fixed-income securities, although it may invest up to 35% of assets in lower rated fixed-income securities and up to 20% of its assets in preferred stocks.
 FUND INCEPTION DATE | 5/16/91
 COMMENCEMENT OF OPERATIONS OF CLASS | Institutional: 5/16/91; Retail: 1/2/97;
 Admin: 1/2/98
 EXPENSE RATIO | Institutional: 0.75%; Retail: 1.00%; Admin: 1.25%
 TOTAL NET ASSETS | $4,075.7 million

PORTFOLIO REVIEW
The Fund's significant performance advantage over its Benchmark, the Lehman US Government/Credit Index, for the fiscal year ended September 30, 2005 was primarily due to our out-of-benchmark strategies. For example, the Fund maintained an overweight of approximately 21% within the high yield sector, and this deviation from the Benchmark resulted in a positive contribution to total return. In addition, the Fund's exposure to emerging markets, another area not represented in the Benchmark, boosted total return. This emphasis on high yield and emerging market debt offered positive performance for the period as spreads tightened considerably.

In terms of sectors, the Fund's Canadian holdings offered the greatest contribution to total return, as rising oil prices helped securities in this oil-rich country. In addition to the Fund's Canadian holdings, the international and high yield sectors rounded out the top-performing areas in the Fund.

At the country level, the United States, the largest country represented in the Fund, provided the greatest positive contribution to overall performance. This was primarily due to the performance of the Fund's US corporate bonds. Otherwise, currency appreciation was the main driver of performance. As noted, Canada contributed strongly to Fund performance. Although they accounted for a relatively small portion of the Portfolio, securities denominated in Mexican pesos also provided a positive contribution to total return.

Even those sectors that performed relatively poorly contributed to the Fund's positive performance, albeit modestly. For example, the weakest sector was the US agency area, which contributed only five basis points to total return. Preferred equity, which comprised 0.74% of the Portfolio, contributed 20 basis points to total return, and US investment grade credit, which consists of those corporate bonds not classified as high yield, contributed 55 basis points to total return.

OUTLOOK
In the short-term, we anticipate continued monetary tightening, as Federal Reserve Board Chairman Alan Greenspan winds down his tenure heading into 2006. We believe the federal funds rate may reach 4.25% by year-end and 4.50% by the end of the second quarter of 2006. In the aftermath of hurricanes Katrina and Rita, economic growth is likely to slow in the short term. Nevertheless, we have already seen falling energy prices, and parts of New Orleans are re-opening for business. The Gulf Coast rebuilding efforts are well underway and we believe the economy should improve by year-end.

While credit spreads remain tight, we are maintaining the Fund's current exposure. We plan to wait for future events to unfold before adding to the position. Credit fundamentals remain strong, and we will maintain a neutral high yield position. With CCC-rated securities at historically tight levels, we will focus primarily on BB- and

B-rated bonds in the high yield sector and BBB-rated credits in the investment grade universe, as we believe these quality sectors may offer the best potential returns.

We continue to hold a small position in emerging market debt. This sector has been one of the Fund's top performers, as we have explored opportunities in Argentina, Indonesia and Mexico.
 AVERAGE ANNUAL TOTAL RETURNS
 PERIODS ENDED SEPTEMBER 30, 2005

                                                   SINCE
                      1 YEAR   5 YEARS 10 YEARS INCEPTION(a)
                      --------------------------------------

                      LOOMIS SAYLES BOND: INSTITUTIONAL
                       9.46%    11.67%  10.09%     11.41%
                      --------------------------------------

                      LOOMIS SAYLES BOND: RETAIL(c)
                       9.19     11.41    9.82      11.14
                      --------------------------------------

                      LOOMIS SAYLES BOND: ADMIN(c)
                       8.86     11.10    9.40      10.61
                      --------------------------------------

                      LIPPER BBB RATED FUNDS INDEX(d)
                       3.54      6.82    6.30       7.29
                      --------------------------------------

                      LEHMAN U.S. GOVERNMENT/CREDIT INDEX(d)
                       2.58      6.89    6.59       7.36
                      --------------------------------------


CUMULATIVE PERFORMANCE(e)

 INCEPTION TO SEPTEMBER 30, 2005(b)


                                    [CHART]

                                                                Lehman U.S.
                 Loomis Sayles       Lipper BBB Rated           Government/
                  Bond Fund           Funds Index/(d)/       Credit Index/(d)/
                 -------------       -------------------    --------------------

     5/16/1991     $100,000              $100,000              $100,000
     5/31/1991       99,600               100,000               100,000
     6/30/1991       98,096                99,747                99,892
     7/31/1991      100,499               100,836               101,145
     8/31/1991      104,600               103,268               103,476
     9/30/1991      104,799               105,513               105,637
    10/31/1991      107,712               106,479               106,581
    11/30/1991      106,592               107,336               107,643
    12/31/1991      108,873               111,368               111,274
     1/31/1992      110,571               110,015               109,624
     2/29/1992      113,335               110,624               110,206
     3/31/1992      112,485               110,252               109,604
     4/30/1992      114,094               110,825               110,257
     5/31/1992      117,460               113,076               112,397
     6/30/1992      117,894               114,733               114,044
     7/31/1992      121,714               117,888               116,961
     8/31/1992      122,822               118,972               118,005
     9/30/1992      123,485               120,412               119,616
    10/31/1992      122,053               118,295               117,791
    11/30/1992      123,297               118,435               117,696
    12/31/1992      124,419               120,402               119,710
     1/31/1993      128,737               123,029               122,315
     2/28/1993      131,260               125,931               124,854
     3/31/1993      133,898               126,710               125,277
     4/30/1993      135,934               127,660               126,241
     5/31/1993      138,122               127,964               126,174
     6/30/1993      141,050               130,840               129,038
     7/31/1993      144,478               132,058               129,862
     8/31/1993      147,079               135,135               132,844
     9/30/1993      147,329               135,527               133,306
    10/31/1993      149,553               136,467               133,851
    11/30/1993      150,181               134,898               132,338
    12/31/1993      152,044               135,806               132,916
     1/31/1994      158,065               138,160               134,917
     2/28/1994      155,393               135,150               131,982
     3/31/1994      149,784               131,299               128,754
     4/30/1994      146,428               129,715               127,688
     5/31/1994      145,887               129,384               127,452
     6/30/1994      145,478               128,847               127,153
     7/31/1994      147,689               131,052               129,695
     8/31/1994      149,905               131,568               129,748
     9/30/1994      148,106               129,751               127,783
    10/31/1994      147,425               129,338               127,641
    11/30/1994      145,449               128,992               127,413
    12/31/1994      145,871               129,637               128,253
     1/31/1995      148,920               131,728               130,715
     2/28/1995      153,268               134,738               133,746
     3/31/1995      156,609               135,796               134,643
     4/30/1995      162,326               138,238               136,522
     5/31/1995      171,026               144,200               142,244
     6/30/1995      173,386               145,289               143,380
     7/31/1995      172,901               144,949               142,828
     8/31/1995      176,497               147,081               144,655
     9/30/1995      180,839               148,805               146,124
    10/31/1995      182,629               150,787               148,270
    11/30/1995      188,108               153,260               150,711
    12/31/1995      192,472               155,790               152,932
     1/31/1996      196,380               157,049               153,884
     2/29/1996      190,429               153,745               150,619
     3/31/1996      190,582               152,611               149,354
     4/30/1996      189,038               151,637               148,329
     5/31/1996      191,098               151,533               148,079
     6/30/1996      193,640               153,269               150,056
     7/31/1996      193,543               153,649               150,406
     8/31/1996      195,169               153,573               150,036
     9/30/1996      201,239               156,646               152,704
    10/31/1996      207,960               160,406               156,268
    11/30/1996      216,050               163,983               159,145
    12/31/1996      212,269               162,396               157,371
     1/31/1997      212,099               162,912               157,558
     2/28/1997      215,196               163,841               157,890
     3/31/1997      211,774               161,312               156,014
     4/30/1997      214,527               163,695               158,296
     5/31/1997      219,247               165,569               159,773
     6/30/1997      224,136               168,038               161,690
     7/31/1997      235,656               173,848               166,637
     8/31/1997      230,496               171,545               164,767
     9/30/1997      237,964               174,563               167,357
    10/31/1997      237,155               176,336               170,038
    11/30/1997      238,411               177,198               170,933
    12/31/1997      239,198               179,099               172,727
     1/31/1998      242,188               181,384               175,162
     2/28/1998      244,804               181,318               174,806
     3/31/1998      248,354               182,238               175,345
     4/30/1998      249,297               183,019               176,226
     5/31/1998      249,297               184,584               178,120
     6/30/1998      249,497               185,938               179,932
     7/31/1998      246,827               185,794               180,075
     8/31/1998      229,105               184,443               183,594
     9/30/1998      237,009               188,246               188,844
    10/31/1998      236,322               185,924               187,510
    11/30/1998      250,761               189,362               188,627
    12/31/1998      250,460               189,832               189,090
     1/31/1999      255,068               191,484               190,433
     2/28/1999      250,452               187,341               185,907
     3/31/1999      259,468               189,429               186,830
     4/30/1999      268,420               190,787               187,294
     5/31/1999      262,219               188,213               185,360
     6/30/1999      260,515               187,225               184,782
     7/31/1999      256,555               186,280               184,271
     8/31/1999      254,169               185,591               184,123
     9/30/1999      255,033               187,186               185,783
    10/31/1999      255,237               187,553               186,265
    11/30/1999      257,687               188,007               186,161
    12/31/1999      261,759               187,704               185,028
     1/31/2000      261,314               187,153               184,977
     2/29/2000      269,258               189,455               187,296
     3/31/2000      272,893               191,201               190,002
     4/30/2000      265,525               188,881               189,076
     5/31/2000      261,834               187,444               188,905
     6/30/2000      270,160               192,187               192,762
     7/31/2000      271,322               193,011               194,803
     8/31/2000      277,454               196,532               197,553
     9/30/2000      272,265               197,091               198,297
    10/31/2000      265,187               196,454               199,540
    11/30/2000      263,993               198,276               202,952
    12/31/2000      273,180               202,427               206,957
     1/31/2001      281,075               207,324               210,429
     2/28/2001      281,806               209,372               212,600
     3/31/2001      274,366               209,241               213,576
     4/30/2001      271,074               208,094               211,975
     5/31/2001      274,598               209,971               213,194
     6/30/2001      272,895               210,216               214,217
     7/31/2001      277,289               214,984               219,555
     8/31/2001      282,696               217,562               222,374
     9/30/2001      273,056               215,703               224,419
    10/31/2001      279,882               220,277               230,114
    11/30/2001      282,261               218,851               226,337
    12/31/2001      280,427               217,514               224,553
     1/31/2002      282,586               218,704               226,203
     2/28/2002      284,197               219,749               228,123
     3/31/2002      284,026               216,868               223,495
     4/30/2002      291,411               220,186               227,824
     5/31/2002      296,889               221,927               229,927
     6/30/2002      293,267               220,884               231,882
     7/31/2002      284,616               219,778               234,675
     8/31/2002      295,773               224,220               239,936
     9/30/2002      293,614               226,240               245,097
    10/31/2002      297,607               224,625               242,755
    11/30/2002      307,279               227,862               242,898
    12/31/2002      317,880               233,167               249,334
     1/31/2003      327,417               234,712               249,326
     2/28/2003      335,799               238,662               253,768
     3/31/2003      339,526               239,070               253,437
     4/30/2003      355,110               243,895               256,146
     5/31/2003      372,475               250,282               263,425
     6/30/2003      377,168               250,607               262,371
     7/31/2003      362,836               242,067               251,372
     8/31/2003      366,428               243,978               253,030
     9/30/2003      384,456               251,492               261,045
    10/31/2003      389,300               250,496               257,741
    11/30/2003      398,410               252,217               258,425
    12/31/2003      410,601                255893                260974
     1/31/2004      414,625                258222                263345
     2/29/2004      415,869                260503                266566
     3/31/2004      420,069                262293                269013
     4/30/2004      404,485                255610                260754
     5/31/2004      399,510                253667                259419
     6/30/2004      405,263                255164                260487
     7/31/2004      410,004                257831                263238
     8/31/2004      421,730                263069                268809
     9/30/2004      432,358                264699                269749
    10/31/2004      441,654                267315                272086
    11/30/2004      450,663                266428                269058
    12/31/2004      457,018                269463                271918
     1/31/2005      454,367                270891                273809
     2/28/2005      459,320                270453                272005
     3/31/2005      452,659                267414                270089
     4/30/2005      450,985                269597                274139
     5/31/2005      455,991               272,404               277,577
     6/30/2005      463,651               274,707               279,391
     7/31/2005      465,691               273,435               276,246
     8/31/2005      471,792               276,832               280,370
     9/30/2005      472,915               274,069               276,702



Data quoted reflects past performance and cannot guarantee future results. Average annual total returns assume reinvestment of dividends and capital gains distributions. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. For performance current to the most recent month-end, please visit the Loomis Sayles website. Current performance may be higher or lower than quoted.

Returns do not reflect the taxes that a shareholder would pay on Fund distributions or the redemption of shares. Performance data reflects certain fee waivers and reimbursements. Without such waivers, performance would be lower.

(a) Inception date of the Institutional, Retail and Admin Classes of shares are May 16, 1991, December 31, 1996 and January 2, 1998, respectively. (b) The mountain chart is based on the initial investment minimum of $100,000 for the Institutional Class. (c) Performance shown for periods prior to the inception date of the Retail Class and the Admin Class represents the performance of the Institutional Class during the periods shown, adjusted to reflect the current levels of management and 12b-1 fees payable by the respective classes of shares. (d) See page 15 for a description of the indexes. Index performance data is not available coincident with the Fund's inception date, the beginning value of the index is the value as of the month end closest to the Fund's inception date. (e) Cumulative performance is shown for the Institutional Class of shares. Performance of the Retail and Admin Classes would be lower, due to higher fees.

WHAT YOU SHOULD KNOW

High-yield securities are subject to a high degree of market and credit risk. The secondary market for these securities may lack liquidity which may adversely affect the value of the fund. Foreign investments involve special risks, including greater economic, political and currency fluctuation risks, which may be even greater in emerging markets. Foreign countries may have different accounting standards than those of the U.S. Securities issued by U.S. government agencies are not issued, and may not be guaranteed by the U.S. government.

FUND AND MANAGER REVIEW

LOOMIS SAYLES FIXED INCOME FUND

[PHOTO]

Daniel Fuss
Manager since January 1995
                          Manager since January 1995

 FUND FACTS
 SYMBOL | LSFIX
 OBJECTIVE | High total investment return through a combination of current income and capital appreciation
 STRATEGY | Invests primarily in fixed- income securities, may invest up to 35% of its assets in lower-rated fixed-income securities and up to 20% of its assets in preferred stocks
 FUND INCEPTION DATE | 1/17/95
 FUND REGISTRATION DATE | 3/7/97
 EXPENSE RATIO | 0.65%
 TOTAL NET ASSETS | $444.6 million

PORTFOLIO REVIEW
Favorable yield curve positioning, as well as strong sector allocations and security selection, accounted for the Fund's performance advantage over its Benchmark, the Lehman US Government/Credit Index, for the fiscal year ending September 30, 2005. Tight credit spreads and rising interest rates created a difficult environment in which to find value. We continued to favor foreign exposure and maintained a tactical approach to domestic credit. As a result, the Fund had greater-than-usual exposure to US Treasuries and agencies.

We favored high yield and foreign issues over US Treasuries and investment grade corporate bonds early in the period, when they generated particularly strong performance. But by the end of the fiscal year we had trimmed our high yield exposure as spreads tightened. Price appreciation in the high yield market has since made the sector favorable only on a tactical basis. As a result, the Fund currently has a disposition toward the investment grade credit universe, because we believe the return potential for high yield as a sector does not warrant the increased risk.

In addition to high yield bonds, Canadian and other international securities generated strong performance for the Fund during the fiscal year. In particular, a number of short-term provincial Canadian issues benefited from the currency gains in the Canadian dollar. In addition, small positions in the Latin American countries of Uruguay, Mexico and the Dominican Republic provided large returns for the Fund.

Small allocations to the consumer cyclicals and banking areas generated negative returns for the Fund. The auto component of the consumer cyclicals sector was the major detractor, due to the credit downgrades of Ford Motor and General Motors debt. The banking industry's poor performance was influenced by two Barclay's Bank issues denominated in the Thai baht. In general, low yields across much of Western Europe produced uninspiring returns.

OUTLOOK
We believe the Federal Reserve Board's policy of tightening interest rates will continue into 2006, as the Fed works to stifle inflation. In response, the yield curve should continue to flatten, with short-term rates rising faster than longer-term rates. In such an environment, US Treasuries appear unattractive, although TIPS (Treasury Inflation-Protected Securities) may provide favorable returns.

Tightened spreads in the credit market make this sector less attractive. As such, we remain neutral to the high yield sector, focusing on individual security selection, especially within the BB- and B-rated area. CCC-rated bonds appear too richly priced given the current climate.

We are seeking appreciation in securities denominated in Asian currencies, such as the Singapore dollar and Japanese yen. Our outlook for the Canadian dollar remains positive. Europe (other than Great Britain) remains unfavorable, in our opinion, due to low yields in the region and rising interest rates in the United States. In Latin America, Brazil and Mexico appear attractive.
 AVERAGE ANNUAL TOTAL RETURNS
 PERIODS ENDED SEPTEMBER 30, 2005

                                           SINCE         SINCE
              1 YEAR 5 YEARS 10 YEARS REGISTRATION(a) INCEPTION(a)
              ----------------------------------------------------

              LOOMIS SAYLES FIXED INCOME: INSTITUTIONAL
               9.90%  12.03%   9.95%       9.64%         11.23%
              ----------------------------------------------------

              LIPPER BBB RATED FUNDS INDEX(b)
               3.54    6.82    6.30        6.18           7.11
              ----------------------------------------------------

              LEHMAN U.S. GOVERNMENT/CREDIT INDEX(b)
               2.58    6.89    6.59        6.75           7.28
              ----------------------------------------------------


CUMULATIVE PERFORMANCE

 REGISTRATION TO SEPTEMBER 30, 2005(c)

                                    [CHART]

                  Loomis Sayles                               Lehman
                  Fixed Income       Lipper BBB Rated     U.S. Government/
                      Fund           Funds Index/(a)(b)/  Credit Index/(a)(b)/
                  --------------     ----------------    ---------------------
      3/7/1997     $3,000,000           $3,000,000          $3,000,000
     3/31/1997      2,973,000            2,953,678           2,964,347
     4/30/1997      3,004,811            2,997,311           3,007,699
     5/31/1997      3,078,128            3,031,640           3,035,766
     6/30/1997      3,144,308            3,076,838           3,072,204
     7/31/1997      3,287,689            3,183,224           3,166,196
     8/31/1997      3,222,921            3,141,058           3,130,654
     9/30/1997      3,317,675            3,196,312           3,179,874
    10/31/1997      3,325,306            3,228,775           3,230,813
    11/30/1997      3,350,246            3,244,554           3,247,817
    12/31/1997      3,351,921            3,279,365           3,281,901
     1/31/1998      3,391,809            3,321,218           3,328,168
     2/28/1998      3,420,978            3,320,000           3,321,403
     3/31/1998      3,471,609            3,336,851           3,331,643
     4/30/1998      3,484,801            3,351,142           3,348,386
     5/31/1998      3,487,589            3,379,801           3,384,376
     6/30/1998      3,490,379            3,404,600           3,418,796
     7/31/1998      3,460,012            3,401,952           3,421,524
     8/31/1998      3,224,385            3,377,229           3,488,383
     9/30/1998      3,336,917            3,446,853           3,588,130
    10/31/1998      3,302,213            3,404,340           3,562,792
    11/30/1998      3,478,881            3,467,282           3,584,019
    12/31/1998      3,476,098            3,475,903           3,592,802
     1/31/1999      3,534,496            3,506,149           3,618,327
     2/28/1999      3,464,513            3,430,289           3,532,333
     3/31/1999      3,578,496            3,468,512           3,549,861
     4/30/1999      3,689,429            3,493,388           3,558,681
     5/31/1999      3,607,524            3,446,257           3,521,944
     6/30/1999      3,586,961            3,428,157           3,510,956
     7/31/1999      3,534,233            3,410,857           3,501,240
     8/31/1999      3,504,898            3,398,236           3,498,437
     9/30/1999      3,531,185            3,427,440           3,529,979
    10/31/1999      3,540,013            3,434,173           3,539,135
    11/30/1999      3,563,377            3,442,484           3,537,154
    12/31/1999      3,606,138            3,436,926           3,515,628
     1/31/2000      3,593,516            3,426,846           3,514,656
     2/29/2000      3,703,119            3,468,999           3,558,718
     3/31/2000      3,743,853            3,500,964           3,610,143
     4/30/2000      3,643,518            3,458,490           3,592,540
     5/31/2000      3,587,043            3,432,181           3,589,289
     6/30/2000      3,699,676            3,519,026           3,662,576
     7/31/2000      3,718,545            3,534,106           3,701,369
     8/31/2000      3,793,659            3,598,576           3,753,616
     9/30/2000      3,740,548            3,608,822           3,767,742
    10/31/2000      3,646,660            3,597,158           3,791,362
    11/30/2000      3,627,698            3,630,502           3,856,203
    12/31/2000      3,744,147            3,706,526           3,932,293
     1/31/2001      3,879,685            3,796,186           3,998,256
     2/28/2001      3,886,280            3,833,677           4,039,515
     3/31/2001      3,794,953            3,831,290           4,058,052
     4/30/2001      3,750,931            3,810,278           4,027,631
     5/31/2001      3,818,823            3,844,647           4,050,802
     6/30/2001      3,802,020            3,849,140           4,070,235
     7/31/2001      3,876,540            3,936,445           4,171,664
     8/31/2001      3,947,480            3,983,648           4,225,219
     9/30/2001      3,801,818            3,949,606           4,264,086
    10/31/2001      3,903,327            4,033,352           4,372,280
    11/30/2001      3,950,557            4,007,245           4,300,525
    12/31/2001      3,920,138            3,982,774           4,266,628
     1/31/2002      3,946,011            4,004,551           4,297,983
     2/28/2002      3,961,006            4,023,698           4,334,459
     3/31/2002      3,975,661            3,970,945           4,246,521
     4/30/2002      4,090,558            4,031,699           4,328,778
     5/31/2002      4,146,190            4,063,576           4,368,729
     6/30/2002      4,083,168            4,044,471           4,405,877
     7/31/2002      3,972,105            4,024,217           4,458,946
     8/31/2002      4,116,690            4,105,564           4,558,918
     9/30/2002      4,057,410            4,142,537           4,656,983
    10/31/2002      4,087,029            4,112,979           4,612,473
    11/30/2002      4,235,388            4,172,245           4,615,201
    12/31/2002      4,371,767            4,269,378           4,737,483
     1/31/2003      4,492,428            4,297,661           4,737,334
     2/28/2003      4,605,188            4,369,988           4,821,721
     3/31/2003      4,653,543            4,377,472           4,815,442
     4/30/2003      4,903,438            4,465,808           4,866,904
     5/31/2003      5,169,204            4,582,770           5,005,220
     6/30/2003      5,237,955            4,588,720           4,985,188
     7/31/2003      5,028,436            4,432,351           4,776,201
     8/31/2003      5,084,755            4,467,340           4,807,706
     9/30/2003      5,334,416            4,604,916           4,959,999
    10/31/2003      5,386,694            4,586,679           4,897,214
    11/30/2003      5,519,745            4,618,189           4,910,219
    12/31/2003      5,689,753            4,685,504           4,958,654
     1/31/2004      5,736,978            4,728,143           5,003,688
     2/29/2004      5,762,795            4,769,917           5,064,904
     3/31/2004      5,823,304            4,802,695           5,111,395
     4/30/2004      5,577,560            4,680,325           4,954,468
     5/31/2004      5,517,323            4,644,737           4,929,092
     6/30/2004      5,598,979            4,672,147           4,949,386
     7/31/2004      5,672,326            4,720,979           5,001,670
     8/31/2004      5,844,765            4,816,889           5,107,509
     9/30/2004      6,004,327            4,846,745           5,125,373
    10/31/2004      6,142,426            4,894,639           5,169,771
    11/30/2004      6,276,331            4,878,393           5,112,255
    12/31/2004      6,385,539            4,933,968           5,166,595
     1/31/2005      6,356,804            4,960,128           5,202,510
     2/28/2005      6,437,536            4,952,106           5,168,239
     3/31/2005      6,313,935            4,896,450           5,131,838
     4/30/2005      6,294,993            4,936,423           5,208,788
     5/31/2005      6,385,641            4,987,831           5,274,115
     6/30/2005      6,494,836            5,029,999           5,308,573
     7/31/2005      6,523,413            5,006,710           5,248,814
     8/31/2005      6,608,869            5,068,901           5,327,184
     9/30/2005      6,600,373            5,018,312           5,257,485





 INCEPTION TO SEPTEMBER 30, 2005(c)

                                     [CHART]

                Loomis Sayles       Lipper BBB             Lehman U.S.
                Fixed Income        Rated Funds            Government/
                    Fund          Index/(a)(b)/       Credit Index/(a)(b)/
                -------------     -------------       --------------------
 1/17/1995       $3,000,000         $3,000,000              $3,000,000
 1/31/1995        3,027,000          3,000,000               3,000,000
 2/28/1995        3,096,016          3,068,543               3,069,564
 3/31/1995        3,149,886          3,092,644               3,090,149
 4/30/1995        3,242,808          3,148,254               3,133,259
 5/31/1995        3,413,704          3,284,046               3,264,577
 6/30/1995        3,464,568          3,308,853               3,290,669
 7/31/1995        3,461,450          3,301,093               3,277,984
 8/31/1995        3,530,333          3,349,649               3,319,921
 9/30/1995        3,629,182          3,388,917               3,353,642
10/31/1995        3,641,158          3,434,063               3,402,892
11/30/1995        3,731,095          3,490,379               3,458,913
12/31/1995        3,806,090          3,547,988               3,509,879
 1/31/1996        3,897,817          3,576,674               3,531,727
 2/29/1996        3,787,119          3,501,430               3,456,792
 3/31/1996        3,768,183          3,475,600               3,427,765
 4/30/1996        3,733,516          3,453,413               3,404,246
 5/31/1996        3,768,238          3,451,048               3,398,513
 6/30/1996        3,815,717          3,490,593               3,443,881
 7/31/1996        3,809,231          3,499,241               3,451,916
 8/31/1996        3,859,894          3,497,505               3,443,430
 9/30/1996        3,979,936          3,567,498               3,504,642
10/31/1996        4,106,896          3,653,128               3,586,439
11/30/1996        4,262,548          3,734,576               3,652,482
12/31/1996        4,195,199          3,698,449               3,611,764
 1/31/1997        4,209,043          3,710,200               3,616,053
 2/28/1997        4,267,970          3,731,364               3,623,682
 3/31/1997        4,219,315          3,673,749               3,580,616
 4/30/1997        4,264,462          3,728,019               3,632,981
 5/31/1997        4,368,515          3,770,718               3,666,882
 6/30/1997        4,462,438          3,826,934               3,710,896
 7/31/1997        4,665,925          3,959,255               3,824,428
 8/31/1997        4,574,006          3,906,810               3,781,498
 9/30/1997        4,708,482          3,975,534               3,840,950
10/31/1997        4,719,312          4,015,911               3,902,478
11/30/1997        4,754,706          4,035,537               3,923,018
12/31/1997        4,757,084          4,078,834               3,964,187
 1/31/1998        4,813,693          4,130,891               4,020,073
 2/28/1998        4,855,091          4,129,376               4,011,902
 3/31/1998        4,926,946          4,150,335               4,024,271
 4/30/1998        4,945,669          4,168,110               4,044,495
 5/31/1998        4,949,625          4,203,756               4,087,967
 6/30/1998        4,953,585          4,234,601               4,129,542
 7/31/1998        4,910,489          4,231,308               4,132,838
 8/31/1998        4,576,084          4,200,557               4,213,597
 9/30/1998        4,735,790          4,287,155               4,334,081
10/31/1998        4,686,537          4,234,277               4,303,474
11/30/1998        4,937,267          4,312,564               4,329,115
12/31/1998        4,933,317          4,323,287               4,339,723
 1/31/1999        5,016,197          4,360,906               4,370,555
 2/28/1999        4,916,876          4,266,552               4,266,684
 3/31/1999        5,078,642          4,314,095               4,287,855
 4/30/1999        5,236,079          4,345,035               4,298,509
 5/31/1999        5,119,839          4,286,414               4,254,134
 6/30/1999        5,090,655          4,263,900               4,240,863
 7/31/1999        5,015,823          4,242,383               4,229,126
 8/31/1999        4,974,191          4,226,685               4,225,740
 9/30/1999        5,011,498          4,263,008               4,263,840
10/31/1999        5,024,027          4,271,382               4,274,900
11/30/1999        5,057,185          4,281,720               4,272,508
12/31/1999        5,117,871          4,274,806               4,246,506
 1/31/2000        5,099,959          4,262,269               4,245,332
 2/29/2000        5,255,508          4,314,699               4,298,555
 3/31/2000        5,313,318          4,354,457               4,360,670
 4/30/2000        5,170,921          4,301,627               4,339,408
 5/31/2000        5,090,772          4,268,904               4,335,481
 6/30/2000        5,250,622          4,376,922               4,424,004
 7/31/2000        5,277,400          4,395,678               4,470,862
 8/31/2000        5,384,004          4,475,865               4,533,970
 9/30/2000        5,308,628          4,488,608               4,551,034
10/31/2000        5,175,381          4,474,101               4,579,563
11/30/2000        5,148,469          4,515,574               4,657,885
12/31/2000        5,313,735          4,610,131               4,749,794
 1/31/2001        5,506,092          4,721,649               4,829,469
 2/28/2001        5,515,453          4,768,280               4,879,306
 3/31/2001        5,385,840          4,765,312               4,901,696
 4/30/2001        5,323,364          4,739,177               4,864,951
 5/31/2001        5,419,717          4,781,924               4,892,939
 6/30/2001        5,395,870          4,787,513               4,916,413
 7/31/2001        5,501,629          4,896,102               5,038,928
 8/31/2001        5,602,309          4,954,812               5,103,617
 9/30/2001        5,395,584          4,912,471               5,150,564
10/31/2001        5,539,646          5,016,634               5,281,250
11/30/2001        5,606,676          4,984,162               5,194,578
12/31/2001        5,563,504          4,953,725               5,153,634
 1/31/2002        5,600,223          4,980,811               5,191,508
 2/28/2002        5,621,504          5,004,626               5,235,566
 3/31/2002        5,642,304          4,939,012               5,129,347
 4/30/2002        5,805,366          5,014,577               5,228,705
 5/31/2002        5,884,319          5,054,226               5,276,962
 6/30/2002        5,794,878          5,030,464               5,321,833
 7/31/2002        5,637,257          5,005,272               5,385,934
 8/31/2002        5,842,453          5,106,450               5,506,689
 9/30/2002        5,758,322          5,152,437               5,625,142
10/31/2002        5,800,357          5,115,672               5,571,378
11/30/2002        6,010,910          5,189,387               5,574,673
12/31/2002        6,204,462          5,310,199               5,722,378
 1/31/2003        6,375,705          5,345,378               5,722,197
 2/28/2003        6,535,735          5,435,337               5,824,128
 3/31/2003        6,604,360          5,444,646               5,816,544
 4/30/2003        6,959,014          5,554,517               5,878,704
 5/31/2003        7,336,193          5,699,993               6,045,775
 6/30/2003        7,433,764          5,707,393               6,021,579
 7/31/2003        7,136,414          5,512,903               5,769,145
 8/31/2003        7,216,342          5,556,422               5,807,199
 9/30/2003        7,570,664          5,727,537               5,991,153
10/31/2003        7,644,857          5,704,854               5,915,314
11/30/2003        7,833,684          5,744,045               5,931,024
12/31/2003        8,074,962          5,827,772               5,989,528
 1/31/2004        8,141,984          5,880,805               6,043,924
 2/29/2004        8,178,623          5,932,764               6,117,866
 3/31/2004        8,264,499          5,973,533               6,174,023
 4/30/2004        7,915,737          5,821,330               5,984,472
 5/31/2004        7,830,247          5,777,066               5,953,820
 6/30/2004        7,946,134          5,811,159               5,978,332
 7/31/2004        8,050,229          5,871,895               6,041,486
 8/31/2004        8,294,956          5,991,186               6,169,328
 9/30/2004        8,521,408          6,028,321               6,190,906
10/31/2004        8,717,400          6,087,891               6,244,534
11/30/2004        8,907,440          6,067,684               6,175,061
12/31/2004        9,062,429          6,136,807               6,240,697
 1/31/2005        9,021,648          6,169,346               6,284,079
 2/28/2005        9,136,223          6,159,368               6,242,684
 3/31/2005        8,960,808          6,090,143               6,198,715
 4/30/2005        8,933,925          6,139,862               6,291,663
 5/31/2005        9,062,574          6,203,802               6,370,571
 6/30/2005        9,217,544          6,256,250               6,412,192
 7/31/2005        9,258,101          6,227,284               6,340,010
 8/31/2005        9,379,382          6,304,636               6,434,672
 9/30/2005        9,368,718          6,241,714               6,350,482



Data quoted reflects past performance and cannot guarantee future results. Average annual total returns assume reinvestment of dividends and capital gains distributions. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. For performance current to the most recent month end, please visit the Loomis Sayles website. Current performance may be higher or lower than quoted.

Returns do not reflect the taxes that a shareholder would pay on fund distributions or the redemption of shares. Performance data reflects certain fee waivers and reimbursements. Without such waivers, performance would be lower.

(a) Shares of the Fund were registered for offer and sale under the Securities Act of 1933 on March 7, 1997. In accordance with regulations, performance information is provided for the period beginning on March 7, 1997 ("Registration"). Performance from inception is also provided for the convenience of our long-term shareholders. Since index performance data is not available coincident with the Fund's inception and registration dates, comparative performance is presented from the month end closest to the Fund's inception and registration dates. (b) See page 15 for a description of the indexes. (c) The mountain chart is based on the Fund's minimum initial investment of $3,000,000.

WHAT YOU SHOULD KNOW
High-yield securities are subject to a high degree of market and credit risk. The secondary market for these securities may lack liquidity which may adversely affect the value of the fund. Foreign investments involve special risks, including greater economic, political and currency fluctuation risks, which may be even greater in emerging markets. Foreign countries may have different accounting standards than those of the U.S. Securities issued by U.S. government agencies are not issued, and may not be guaranteed by the U.S. government.

FUND AND MANAGER REVIEW

LOOMIS SAYLES GLOBAL BOND FUND

[PHOTO]

Ken Buntrock
Manager since September 2000
                         Manager since September 2000

[PHOTO]

David Rolley
Manager since September 2000
                         Manager since September 2000

 FUND FACTS
 SYMBOL | Institutional: LSGBX;
 Retail: LSGLX
 OBJECTIVE | High total investment return through a combination of high current income and capital appreciation
 STRATEGY | Invests primarily in investment-grade fixed-income securities worldwide, although it may invest up to 20% of assets in lower-rated fixed-income securities
 FUND INCEPTION DATE | 5/10/91
 COMMENCEMENT OF OPERATIONS OF CLASS | Institutional: 5/10/91; Retail: 1/2/97 EXPENSE RATIO | Institutional: 0.75%; Retail: 1.00%
 TOTAL NET ASSETS | $1,253.2 million

PORTFOLIO REVIEW
Compared to the Benchmark, the Fund's duration strategy was defensive throughout the fiscal year ended September 30, 2005. As bond yields in Europe dramatically declined during the year, our shorter position in European markets hurt the Fund's relative performance. Furthermore, with the longer end of the maturity spectrum generating strong performance in most global bond markets, our underweight in these longer term bonds was a key contributor to the Fund's slight underperformance relative to its Benchmark, the Lehman Global Aggregate Bond Index, for the 12-month period.

On the bright side, the Fund's strategies with respect to country allocations generated positive returns. In particular, our emphasis on Canada, Australia, New Zealand, Sweden and the United Kingdom contributed positively to the Fund's performance.

Much of the Fund's currency return for the fiscal year was driven by US dollar weakness in the latter part of 2004 and in 2005. Our currency strategy was dominated by a gradual rebalancing of the Fund's portfolio toward Benchmark weights for the major currency blocks of Asia/Pacific, Europe and the United States. Our currency allocations within these major blocks generated mostly positive results. In addition, our overweight positions in the Canadian dollar, Mexican peso, Brazilian real, Australian dollar, and New Zealand dollar all provided positive returns, but increased positions in the Singapore dollar, Japanese yen and other Asian currencies have not yet produced the beneficial results we anticipate.

Local and hard currency emerging market bonds from Brazil, Colombia and Mexico were the performance front-runners, generating returns in excess of 20%. Bonds in the telecommunication, energy and mining sectors also posted excellent returns. For example, bonds issued by CVRD Vale Ltd., a Brazilian mining company, benefited from strong demand for the company's products--primarily from China and other parts of Asia--and the associated price increase for its goods. Securities in the struggling automobile-related sectors generally underperformed. Specifically, Fund holding Lear Corp., a US-based auto industry supplier, saw its bonds suffer on the financial deterioration of its main clients, Ford Motor and General Motors.

OUTLOOK
Looking ahead, we are positioning the Fund for a modestly weaker US economy, somewhat higher interest rates worldwide, wider credit spreads, and a weaker US dollar.

We believe Benchmark bond yields in the United States and Japan should continue to rise. In the United States, the Federal Reserve Board's rhetoric has remained relentless, and we foresee further rate hikes through mid-2006. In foreign exchange markets, the dollar has set new yearly highs against the Japanese yen and is testing its highs for the year against the euro. Nevertheless, the market may experience a reversal of these trends in 2006, triggered by a perceived US growth slowdown in 2006. The foreign exchange markets appear to have concluded that the currency loser from higher oil prices is the yen, and the winner is the Canadian dollar.

The Fund's duration remains shorter than that of the Benchmark, as we continue to believe that global real bond yields are too low. We are retaining a small overweight to Asian-block currencies in the Fund because we believe the Chinese renminbi and the Japanese yen are the most undervalued of any major currencies. In our credit strategy, we continue to emphasize shorter-maturity securities rather than longer-dated corporate bonds. This should allow the Fund to take advantage of the capital-preserving characteristic known as "roll-down" and help manage event risk.

 AVERAGE ANNUAL TOTAL RETURNS
 PERIODS ENDED SEPTEMBER 30, 2005

                                                    SINCE
                      1 YEAR  5 YEARS  10 YEARS  INCEPTION(a)
                      ----------------------------------------

                      LOOMIS SAYLES GLOBAL BOND: INSTITUTIONAL
                       3.05%   11.23%    8.98%       8.76%
                      ----------------------------------------

                      LOOMIS SAYLES GLOBAL BOND: RETAIL(b)
                       2.84    10.96     8.75        8.60
                      ----------------------------------------

                      LIPPER GLOBAL INCOME FUNDS INDEX(c)
                       4.62     7.65     5.97        6.41
                      ----------------------------------------

                      LEHMAN GLOBAL AGGREGATE BOND INDEX(c)
                       3.20     7.87     5.88        7.25
                      ----------------------------------------


CUMULATIVE PERFORMANCE(d)

 INCEPTION TO SEPTEMBER 30, 2005(e)


                                    [CHART]

                     Loomis Sayles         Lipper Global        Lehman
                      Global Bond          Income Funds     Global Aggregate
                         Fund              Index/(a)(c)/     Index/(a)(c)/
                     -------------       ---------------    ----------------
  5/10/1991            $250,000              $250,000         $250,000
  5/31/1991             250,000               251,066          250,774
  6/30/1991             239,000               246,761          248,717
  7/31/1991             246,505               250,533          253,408
  8/31/1991             250,005               254,203          258,608
  9/30/1991             263,255               262,445          267,105
 10/31/1991             264,519               265,274          270,291
 11/30/1991             270,550               265,561          273,610
 12/31/1991             292,194               274,664          285,582
  1/31/1992             281,675               270,112          281,156
  2/29/1992             279,365               271,363          281,156
  3/31/1992             277,829               269,907          278,744
  4/30/1992             280,385               271,958          280,558
  5/31/1992             290,114               277,657          288,502
  6/30/1992             301,138               281,819          295,074
  7/31/1992             308,787               286,678          301,137
  8/31/1992             305,576               288,523          307,532
  9/30/1992             296,164               285,099          308,617
 10/31/1992             299,896               284,669          301,691
 11/30/1992             293,298               281,798          298,836
 12/31/1992             294,647               284,341          302,133
  1/31/1993             295,207               288,134          307,333
  2/28/1993             301,495               294,756          312,179
  3/31/1993             308,912               297,769          315,565
  4/30/1993             318,364               301,398          320,101
  5/31/1993             320,402               304,699          322,269
  6/30/1993             309,701               308,615          323,929
  7/31/1993             306,232               312,203          324,040
  8/31/1993             322,493               319,686          332,293
  9/30/1993             329,749               319,460          335,170
 10/31/1993             335,553               323,766          335,502
 11/30/1993             332,331               321,654          332,515
 12/31/1993             337,682               328,768          335,612
  1/31/1994             344,098               332,807          339,595
  2/28/1994             334,016               321,613          335,325
  3/31/1994             325,164               311,608          331,253
  4/30/1994             323,051               309,189          330,457
  5/31/1994             315,944               306,954          328,598
  6/30/1994             304,791               304,330          330,811
  7/31/1994             306,680               306,790          335,612
  8/31/1994             305,423               306,852          335,214
  9/30/1994             303,865               307,672          334,683
 10/31/1994             304,807               310,665          338,201
 11/30/1994             308,587               309,312          334,816
 12/31/1994             308,278               305,089          336,387
  1/31/1995             306,398               305,519          343,424
  2/28/1995             305,785               309,804          351,898
  3/31/1995             299,180               317,841          363,670
  4/30/1995             312,673               325,509          369,357
  5/31/1995             331,496               336,272          380,731
  6/30/1995             327,717               336,006          383,342
  7/31/1995             336,500               338,548          385,134
  8/31/1995             347,470               337,318          380,443
  9/30/1995             354,384               342,956          387,502
 10/31/1995             358,460               346,113          392,127
 11/30/1995             373,515               352,038          396,796
 12/31/1995             381,919               359,234          402,527
  1/31/1996             390,971               363,437          400,978
  2/29/1996             382,917               357,081          397,327
  3/31/1996             384,946               357,370          396,110
  4/30/1996             392,337               360,428          394,273
  5/31/1996             394,691               361,462          394,649
  6/30/1996             403,730               364,980          399,296
  7/31/1996             403,043               368,718          404,496
  8/31/1996             407,396               372,074          405,293
  9/30/1996             419,740               379,145          409,718
 10/31/1996             429,856               386,822          418,680
 11/30/1996             443,353               396,235          425,230
 12/31/1996             439,275               395,240          422,287
  1/31/1997             433,959               391,862          415,472
  2/28/1997             441,076               392,152          413,524
  3/31/1997             437,151               387,279          409,652
  4/30/1997             435,009               388,396          410,581
  5/31/1997             444,970               393,965          417,861
  6/30/1997             454,938               398,752          422,376
  7/31/1997             459,897               402,103          424,323
  8/31/1997             454,562               400,058          423,349
  9/30/1997             463,789               408,578          431,935
 10/31/1997             457,389               408,160          439,790
 11/30/1997             455,971               408,188          437,400
 12/31/1997             449,405               409,529          438,263
  1/31/1998             459,292               412,561          442,423
  2/28/1998             468,019               416,102          444,857
  3/31/1998             462,683               417,855          443,707
  4/30/1998             468,744               421,175          449,217
  5/31/1998             467,244               420,675          452,359
  6/30/1998             457,759               419,410          453,222
  7/31/1998             461,925               421,237          455,899
  8/31/1998             434,579               406,117          465,458
  9/30/1998             453,179               422,772          487,498
 10/31/1998             479,010               426,377          493,738
 11/30/1998             498,745               430,879          490,750
 12/31/1998             496,950               435,448          498,340
  1/31/1999             506,790               436,374          496,371
  2/28/1999             499,796               425,180          481,612
  3/31/1999             516,239               428,577          482,253
  4/30/1999             536,372               432,467          481,767
  5/31/1999             523,231               423,828          474,752
  6/30/1999             517,476               419,835          467,870
  7/31/1999             519,960               421,319          475,062
  8/31/1999             513,824               420,446          474,309
  9/30/1999             517,524               424,241          480,151
 10/31/1999             515,454               423,671          479,421
 11/30/1999             511,794               421,485          474,177
 12/31/1999             515,939               423,495          472,561
  1/31/2000             502,886               416,554          464,485
  2/29/2000             505,602               420,018          463,622
  3/31/2000             511,467               425,040          472,893
  4/30/2000             493,463               416,976          461,343
  5/31/2000             494,795               416,803          463,467
  6/30/2000             507,858               425,915          475,217
  7/31/2000             502,475               424,616          470,481
  8/31/2000             497,098               424,368          468,401
  9/30/2000             491,680               423,763          469,729
 10/31/2000             476,389               419,545          465,923
 11/30/2000             485,059               425,645          473,933
 12/31/2000             514,211               441,175          487,564
  1/31/2001             522,335               445,650          489,910
  2/28/2001             521,865               444,968          490,728
  3/31/2001             509,445               439,889          480,660
  4/30/2001             508,019               437,773          480,085
  5/31/2001             499,433               438,319          480,992
  6/30/2001             505,626               438,514          477,607
  7/31/2001             517,104               445,166          488,560
  8/31/2001             540,063               454,635          503,275
  9/30/2001             529,532               452,898          507,169
 10/31/2001             543,406               461,907          511,750
 11/30/2001             547,209               456,941          505,797
 12/31/2001             540,533               452,193          495,242
  1/31/2002             535,777               451,313          490,795
  2/28/2002             541,992               453,038          494,092
  3/31/2002             543,401               450,254          491,171
  4/30/2002             562,529               459,768          505,709
  5/31/2002             577,323               466,122          517,038
  6/30/2002             593,546               473,334          535,050
  7/31/2002             586,364               472,742          539,852
  8/31/2002             599,264               480,889          548,659
  9/30/2002             605,976               485,188          554,722
 10/31/2002             606,461               484,526          553,151
 11/30/2002             618,893               487,318          554,589
 12/31/2002             650,766               505,008          577,071
  1/31/2003             668,792               511,351          583,555
  2/28/2003             679,292               519,208          591,100
  3/31/2003             683,300               521,022          592,583
  4/30/2003             703,867               530,643          600,195
  5/31/2003             742,439               550,233          621,526
  6/30/2003             736,426               546,477          614,777
  7/31/2003             708,368               530,437          596,875
  8/31/2003             703,834               529,478          595,504
  9/30/2003             747,894               551,861          624,115
 10/31/2003             742,360               548,563          620,641
 11/30/2003             759,360               554,250          628,739
 12/31/2003             788,899               571,725          649,274
  1/31/2004             790,950               574,490          651,686
  2/29/2004             799,809               577,152          655,049
  3/31/2004             805,567               583,736          662,307
  4/30/2004             775,842               564,413          638,100
  5/31/2004             778,945               565,081          641,264
  6/30/2004             779,491               566,526          643,100
  7/31/2004             782,063               568,101          642,968
  8/31/2004             800,832               579,237          657,041
  9/30/2004             812,284               585,425          664,786
 10/31/2004             832,591               597,537          680,718
 11/30/2004             855,571               611,497          698,752
 12/31/2004             866,094               620,352          709,462
  1/31/2005             855,355               615,897          702,005
  2/28/2005             859,632               618,134          703,332
  3/31/2005             846,221               610,654          694,835
  4/30/2005             855,868               617,119          703,908
  5/31/2005             844,057               614,091          694,481
  6/30/2005             841,356               614,422          691,383
  7/31/2005             838,159               610,588          685,829
  8/31/2005             851,067               619,664          697,115
  9/30/2005             837,453               612,499          686,029


Data quoted reflects past performance and cannot guarantee future results. Average annual total returns assume reinvestment of dividends and capital gains distributions. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. For performance current to the most recent month-end, please visit the Loomis Sayles website. Current performance may be higher or lower than quoted.

Returns do not reflect the taxes that a shareholder would pay on Fund distributions or the redemption of shares. Performance data reflects certain fee waivers and reimbursements. Without such waivers, performance would be lower.

(a) Since index performance data is not available coincident with the Fund's inception date, the beginning value of the index is the value as of the month end closest to the Fund's inception date. (b) Performance shown for periods prior to the inception date of the Retail Class (12/31/96) represents the performance of the Institutional Class during the periods shown, adjusted to reflect the current levels of management and 12b-1 fees payable by the respective Classes of shares. (c) See page 15 for a description of the indexes.
(d) Performance is shown for the Institutional Class. Performance of the Retail Class would be lower due to higher fees. (e) The mountain chart is based on the Institutional Class minimum initial investment of $250,000.

WHAT YOU SHOULD KNOW

High-yield securities are subject to a high degree of market and credit risk. The secondary market for these securities may lack liquidity, which may adversely affect the value of these securities and that of the Fund. Foreign investments involve special risks, including greater economic, political and currency fluctuation risks, which may be even greater in emerging markets. Foreign countries may have different accounting standards than those of the U.S. Securities issued by U.S. government agencies are not issued, and may not be guaranteed by the U.S. government.

FUND AND MANAGER REVIEW

LOOMIS SAYLES INSTITUTIONAL HIGH INCOME FUND

[PHOTO]

Daniel Fuss
Manager since January 1995
                          Manager since January 1996

 FUND FACTS
 SYMBOL | LSHIX
 OBJECTIVE | High total investment return through a combination of current income and capital appreciation
 STRATEGY | Invests in primarily lower-rated fixed-income securities and other securities that are expected to produce a relatively high level of income (including income-producing preferred and common stocks)
 FUND INCEPTION DATE | 6/5/96
 FUND REGISTRATION DATE | 3/7/97
 EXPENSE RATIO | 0.75%
 TOTAL NET ASSETS | $110.5 million

PORTFOLIO REVIEW
The Fund significantly outperformed its Benchmark, the Lehman High Yield Index, for the fiscal year ended September 30, 2005. The main drivers of performance were individual security selection, yield curve positioning, emerging markets and non-US-dollar investments. Our participation in sectors not in the Benchmark, including convertibles, emerging markets and non-US-dollar bonds, continued to enhance the Fund's return.

Positive performance in the convertibles sector was primarily due to individual security selection. For example, Vertex Pharmaceuticals convertibles generated strong performance based on the appreciation of the underlying stock price, which boosted the price of the convertible bonds. Emerging market securities advanced on improving credit fundamentals. For example, as the global economy continued to improve, Latin American sovereign debt performed particularly well. The Fund's non-US-dollar sector generated attractive results, primarily due to investments in the Brazilian real and the Mexican peso, which rose 28% and 6%, respectively. Specifically, Inter-American Development Bank, denominated in the Brazilian real, was the Fund's top performer for the year, due to the real's excellent performance. Mexican bonos was the second-best performer, thanks to the strength of the Mexican currency.

In terms of industries, security selection within the Fund's technology segment led to positive results. The communication sector also had a positive impact on Fund performance due to rising demand in the industry.

Conversely, the auto and auto-parts industries had a negative influence on the Fund's performance, as several bonds experienced credit downgrades. For example, auto-parts supplier Delphi declined in the wake of continuing struggles facing the entire auto sector throughout the fiscal year. In addition, weakness in the Thai baht led to poor performance for Barclays Bank, which issued securities denominated in the currency. Continental Airlines also negatively influenced performance, as higher oil prices contributed to a poor business environment for airlines.

OUTLOOK
Looking ahead, we believe the yield curve should remain flat as interest rates continue to rise. We plan to reduce the Fund's sensitivity to interest rates by selectively selling high-quality, BB-rated bonds with longer maturities.

We believe spreads will remain tight. There is no evidence that credit quality is deteriorating and we will look for opportunities to purchase credit on technical anomalies. We will also continue to invest in emerging markets, non-US-dollar securities, as well as convertibles within the energy and auto industries. In particular, we plan to explore additional opportunities among Latin American credits, particularly in commodity-driven areas, and we are making currency allocations to the Latin American and Southeast Asian economies.
 AVERAGE ANNUAL TOTAL RETURNS
 PERIODS ENDED SEPTEMBER 30, 2005

                                            SINCE            SINCE
                  1 YEAR    5 YEARS    REGISTRATION(a)    INCEPTION(a)
                  ------------------------------------------------------

                  LOOMIS SAYLES INSTITUTIONAL HIGH INCOME: INSTITUTIONAL
                  12.99%     10.25%         8.04%             8.14%
                  ------------------------------------------------------

                  LIPPER HIGH CURRENT YIELD FUNDS INDEX(b)
                   6.85       4.96          4.26              5.12
                  ------------------------------------------------------

                  LEHMAN HIGH YIELD INDEX(b)
                   6.71       7.54          5.92              6.65
                  ------------------------------------------------------


CUMULATIVE PERFORMANCE

 REGISTRATION TO SEPTEMBER 30, 2005(c)

                                      [CHART]
             Loomis Sayles
            Institutional High     Lipper High Current        Lehman High
              Income Fund       Yield Funds Index/(a)(b)/  Yield
 Index/(a)(b)/
            ------------------  ------------------------   ------------------
   3/7/1997     $3,000,000           $3,000,000               $3,000,000
  3/31/1997      2,961,300            2,935,019                2,956,675
  4/30/1997      3,000,093            2,960,015                2,985,600
  5/31/1997      3,089,196            3,038,341                3,051,777
  6/30/1997      3,148,508            3,090,391                3,094,100
  7/31/1997      3,305,934            3,172,824                3,179,060
  8/31/1997      3,302,958            3,180,038                3,171,860
  9/30/1997      3,404,029            3,257,060                3,234,719
 10/31/1997      3,302,929            3,244,290                3,237,599
 11/30/1997      3,317,792            3,267,845                3,268,527
 12/31/1997      3,287,601            3,306,367                3,297,202
  1/31/1998      3,333,298            3,370,604                3,356,554
  2/28/1998      3,398,631            3,402,372                3,376,213
  3/31/1998      3,506,707            3,451,685                3,407,893
  4/30/1998      3,496,889            3,462,458                3,421,354
  5/31/1998      3,401,773            3,458,631                3,433,249
  6/30/1998      3,323,192            3,464,701                3,445,583
  7/31/1998      3,282,649            3,488,336                3,465,180
  8/31/1998      2,784,015            3,222,514                3,273,974
  9/30/1998      2,777,333            3,203,193                3,288,812
 10/31/1998      2,774,000            3,130,474                3,221,383
 11/30/1998      3,041,414            3,314,300                3,355,052
 12/31/1998      2,995,185            3,303,951                3,358,746
  1/31/1999      3,068,567            3,363,790                3,408,645
  2/28/1999      3,049,235            3,350,254                3,388,547
  3/31/1999      3,191,939            3,409,321                3,420,853
  4/30/1999      3,392,712            3,497,486                3,487,155
  5/31/1999      3,296,359            3,431,058                3,439,949
  6/30/1999      3,346,463            3,431,561                3,432,623
  7/31/1999      3,319,357            3,432,623                3,446,397
  8/31/1999      3,249,982            3,397,795                3,408,331
  9/30/1999      3,242,183            3,371,317                3,383,789
 10/31/1999      3,319,346            3,361,592                3,361,313
 11/30/1999      3,396,687            3,420,818                3,400,568
 12/31/1999      3,474,132            3,461,999                3,439,072
  1/31/2000      3,461,277            3,444,984                3,424,234
  2/29/2000      3,568,577            3,469,424                3,430,870
  3/31/2000      3,572,859            3,409,362                3,358,746
  4/30/2000      3,538,560            3,394,490                3,364,130
  5/31/2000      3,457,173            3,334,061                3,329,633
  6/30/2000      3,555,702            3,395,777                3,397,437
  7/31/2000      3,551,436            3,401,865                3,423,357
  8/31/2000      3,671,474            3,419,649                3,446,773
  9/30/2000      3,572,711            3,369,326                3,416,658
 10/31/2000      3,414,083            3,254,168                3,307,219
 11/30/2000      3,182,608            3,072,498                3,176,242
 12/31/2000      3,275,222            3,125,800                3,237,598
  1/31/2001      3,553,616            3,333,190                3,480,143
  2/28/2001      3,548,641            3,343,728                3,526,473
  3/31/2001      3,404,566            3,232,797                3,443,454
  4/30/2001      3,337,496            3,190,415                3,400,568
  5/31/2001      3,399,907            3,224,914                3,461,799
  6/30/2001      3,323,069            3,129,947                3,364,693
  7/31/2001      3,327,722            3,148,290                3,414,216
  8/31/2001      3,351,681            3,162,241                3,454,473
  9/30/2001      3,121,086            2,938,954                3,222,322
 10/31/2001      3,159,475            3,006,177                3,302,022
 11/30/2001      3,289,013            3,101,659                3,422,480
 12/31/2001      3,282,435            3,093,281                3,408,519
  1/31/2002      3,282,435            3,100,728                3,432,247
  2/28/2002      3,176,085            3,045,930                3,384,352
  3/31/2002      3,310,433            3,106,216                3,465,805
  4/30/2002      3,366,379            3,138,694                3,521,213
  5/31/2002      3,332,715            3,107,195                3,501,680
  6/30/2002      3,131,086            2,932,255                3,243,483
  7/31/2002      2,996,763            2,836,135                3,101,801
  8/31/2002      3,058,496            2,884,966                3,190,266
  9/30/2002      2,932,792            2,844,823                3,148,381
 10/31/2002      2,957,134            2,826,824                3,120,896
 11/30/2002      3,213,222            2,989,777                3,314,230
 12/31/2002      3,275,879            3,018,826                3,360,560
  1/31/2003      3,440,001            3,085,588                3,472,441
  2/28/2003      3,502,953            3,126,937                3,515,265
  3/31/2003      3,616,449            3,204,996                3,616,378
  4/30/2003      3,900,340            3,362,352                3,830,936
  5/31/2003      4,045,433            3,402,342                3,870,505
  6/30/2003      4,159,109            3,494,011                3,981,822
  7/31/2003      4,108,784            3,467,076                3,938,059
  8/31/2003      4,153,159            3,513,632                3,983,325
  9/30/2003      4,361,647            3,598,950                4,092,200
 10/31/2003      4,512,997            3,679,708                4,174,843
 11/30/2003      4,645,679            3,722,340                4,238,140
 12/31/2003      4,848,695            3,814,498                4,334,119
  1/31/2004      4,951,487            3,875,711                4,416,824
  2/29/2004      4,924,254            3,868,130                4,405,743
  3/31/2004      4,979,406            3,882,885                4,435,669
  4/30/2004      4,821,559            3,874,065                4,405,492
  5/31/2004      4,690,894            3,814,199                4,330,863
  6/30/2004      4,821,301            3,867,564                4,392,971
  7/31/2004      4,869,514            3,898,393                4,452,699
  8/31/2004      5,013,652            3,962,011                4,540,038
  9/30/2004      5,152,845            4,017,006                4,605,964
 10/31/2004      5,262,601            4,088,474                4,689,171
 11/30/2004      5,386,272            4,146,505                4,745,706
 12/31/2004      5,538,165            4,209,046                4,816,454
  1/31/2005      5,530,965            4,198,679                4,810,193
  2/28/2005      5,650,434            4,262,841                4,880,940
  3/31/2005      5,463,793            4,149,770                4,739,007
  4/30/2005      5,396,588            4,101,283                4,692,802
  5/31/2005      5,508,298            4,167,006                4,776,134
  6/30/2005      5,672,445            4,234,057                4,869,858
  7/31/2005      5,776,818            4,299,810                4,955,005
  8/31/2005      5,814,367            4,320,236                4,964,459
  9/30/2005      5,822,074            4,292,187                4,914,936

 INCEPTION TO SEPTEMBER 30, 2005(c)

                                     [CHART]

                       Loomis Sayles       Lipper High          Lehman High
                    Institutional High    Current Yield            Yield
                        Income Fund     Funds Index/(a)(b)/    Index/(a)(b)/
                    ------------------  -------------------    -------------
      6/5/1996         $3,000,000         $3,000,000            $3,000,000
     6/30/1996          3,009,000          3,001,875             3,024,817
     7/31/1996          2,990,946          3,015,534             3,038,898
     8/31/1996          3,032,819          3,064,208             3,071,731
     9/30/1996          3,113,796          3,144,098             3,145,762
    10/31/1996          3,131,856          3,159,086             3,169,951
    11/30/1996          3,221,740          3,213,523             3,233,107
    12/31/1996          3,228,828          3,253,122             3,255,623
     1/31/1997          3,244,649          3,285,381             3,285,389
     2/28/1997          3,219,341          3,340,543             3,340,250
     3/31/1997          3,165,256          3,268,186             3,292,011
     4/30/1997          3,206,721          3,296,019             3,324,217
     5/31/1997          3,301,960          3,383,236             3,397,899
     6/30/1997          3,365,358          3,441,195             3,445,023
     7/31/1997          3,533,626          3,532,985             3,539,618
     8/31/1997          3,530,445          3,541,018             3,531,601
     9/30/1997          3,638,477          3,626,784             3,601,589
    10/31/1997          3,530,414          3,612,564             3,604,796
    11/30/1997          3,546,301          3,638,792             3,639,232
    12/31/1997          3,514,030          3,681,687             3,671,159
     1/31/1998          3,562,875          3,753,216             3,737,243
     2/28/1998          3,632,707          3,788,591             3,759,132
     3/31/1998          3,748,227          3,843,501             3,794,405
     4/30/1998          3,737,732          3,855,496             3,809,392
     5/31/1998          3,636,066          3,851,235             3,822,637
     6/30/1998          3,552,073          3,857,994             3,836,370
     7/31/1998          3,508,737          3,884,313             3,858,189
     8/31/1998          2,975,760          3,588,316             3,645,297
     9/30/1998          2,968,618          3,566,802             3,661,818
    10/31/1998          2,965,056          3,485,828             3,586,741
    11/30/1998          3,250,887          3,690,521             3,735,570
    12/31/1998          3,201,474          3,678,996             3,739,683
     1/31/1999          3,279,910          3,745,628             3,795,241
     2/28/1999          3,259,247          3,730,556             3,772,865
     3/31/1999          3,411,779          3,796,327             3,808,835
     4/30/1999          3,626,380          3,894,501             3,882,657
     5/31/1999          3,523,391          3,820,533             3,830,096
     6/30/1999          3,576,947          3,821,093             3,821,940
     7/31/1999          3,547,973          3,822,275             3,837,276
     8/31/1999          3,473,821          3,783,494             3,794,893
     9/30/1999          3,465,484          3,754,010             3,767,567
    10/31/1999          3,547,962          3,743,181             3,742,542
    11/30/1999          3,630,630          3,809,130             3,786,249
    12/31/1999          3,713,408          3,854,985             3,829,120
     1/31/2000          3,699,668          3,836,039             3,812,599
     2/29/2000          3,814,358          3,863,253             3,819,988
     3/31/2000          3,818,935          3,796,373             3,739,684
     4/30/2000          3,782,274          3,779,813             3,745,679
     5/31/2000          3,695,281          3,712,525             3,707,269
     6/30/2000          3,800,597          3,781,245             3,782,764
     7/31/2000          3,796,036          3,788,025             3,811,623
     8/31/2000          3,924,342          3,807,828             3,837,695
     9/30/2000          3,818,777          3,751,792             3,804,165
    10/31/2000          3,649,224          3,623,562             3,682,313
    11/30/2000          3,401,806          3,421,271             3,536,482
    12/31/2000          3,500,799          3,480,622             3,604,797
     1/31/2001          3,798,367          3,711,555             3,874,850
     2/28/2001          3,793,049          3,723,289             3,926,434
     3/31/2001          3,639,051          3,599,766             3,834,000
     4/30/2001          3,567,362          3,552,572             3,786,249
     5/31/2001          3,634,072          3,590,988             3,854,425
     6/30/2001          3,551,942          3,485,241             3,746,306
     7/31/2001          3,556,914          3,505,666             3,801,446
     8/31/2001          3,582,524          3,521,201             3,846,269
     9/30/2001          3,336,046          3,272,568             3,587,788
    10/31/2001          3,377,080          3,347,421             3,676,528
    11/30/2001          3,515,540          3,453,742             3,810,648
    12/31/2001          3,508,509          3,444,413             3,795,103
     1/31/2002          3,508,509          3,452,705             3,821,522
     2/28/2002          3,394,833          3,391,687             3,768,195
     3/31/2002          3,538,435          3,458,816             3,858,886
     4/30/2002          3,598,234          3,494,981             3,920,579
     5/31/2002          3,562,252          3,459,907             3,898,830
     6/30/2002          3,346,736          3,265,108             3,611,349
     7/31/2002          3,203,161          3,158,077             3,453,598
     8/31/2002          3,269,146          3,212,452             3,552,097
     9/30/2002          3,134,784          3,167,752             3,505,461
    10/31/2002          3,160,803          3,147,709             3,474,859
    11/30/2002          3,434,528          3,329,160             3,690,121
    12/31/2002          3,501,501          3,361,506             3,741,705
     1/31/2003          3,676,927          3,435,847             3,866,276
     2/28/2003          3,744,214          3,481,889             3,913,957
     3/31/2003          3,865,527          3,568,810             4,026,537
     4/30/2003          4,168,971          3,744,027             4,265,430
     5/31/2003          4,324,057          3,788,557             4,309,486
     6/30/2003          4,445,562          3,890,632             4,433,429
     7/31/2003          4,391,771          3,860,639             4,384,703
     8/31/2003          4,439,202          3,912,480             4,435,102
     9/30/2003          4,662,050          4,007,482             4,556,326
    10/31/2003          4,823,823          4,097,408             4,648,342
    11/30/2003          4,965,644          4,144,879             4,718,818
    12/31/2003          5,182,642          4,247,498             4,825,682
     1/31/2004          5,292,514          4,315,660             4,917,768
     2/29/2004          5,263,406          4,307,219             4,905,429
     3/31/2004          5,322,356          4,323,648             4,938,750
     4/30/2004          5,153,637          4,313,828             4,905,150
     5/31/2004          5,013,974          4,247,166             4,822,057
     6/30/2004          5,153,362          4,306,588             4,891,209
     7/31/2004          5,204,896          4,340,917             4,957,711
     8/31/2004          5,358,961          4,411,757             5,054,955
     9/30/2004          5,508,102          4,472,995             5,128,359
    10/31/2004          5,625,425          4,552,576             5,221,002
    11/30/2004          5,757,622          4,617,194             5,283,950
    12/31/2004          5,919,987          4,686,834             5,362,721
     1/31/2005          5,912,291          4,675,290             5,355,750
     2/28/2005          6,039,996          4,746,735             5,434,522
     3/31/2005          5,840,487          4,620,829             5,276,491
     4/30/2005          5,768,649          4,566,838             5,225,046
     5/31/2005          5,888,060          4,640,022             5,317,829
     6/30/2005          6,063,524          4,714,684             5,422,183
     7/31/2005          6,175,093          4,787,901             5,516,988
     8/31/2005          6,215,231          4,810,646             5,527,514
     9/30/2005          6,223,469          4,779,413             5,472,374




Data quoted reflects past performance and cannot guarantee future results. Average annual total returns assume reinvestment of dividends and capital gains distributions. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. For performance current to the most recent month end, please visit the Loomis Sayles website. Current performance may be higher or lower than quoted.

Returns do not reflect the taxes that a shareholder would pay on fund distributions or the redemption of shares. Performance data reflects certain fee waivers and reimbursements. Without such waivers, performance would be lower.

(a) Shares of the Fund were registered for offer and sale under the Securities Act of 1933 on March 7, 1997. In accordance with regulations, performance information is provided for the period beginning on March 7, 1997 ("Registration"). Performance from inception is also provided for the convenience of our long-term shareholders. Since index performance data is not available coincident with the Fund's inception and registration dates, comparative performance is presented from the month end closest to the Fund's inception and registration dates. (b) See page 15 for a description of the indexes. (c) The mountain chart is based on the Fund's minimum initial investment of $3,000,000.

WHAT YOU SHOULD KNOW
High-yield securities are subject to a high degree of market and credit risk. The secondary market for these securities may lack liquidity which may adversely affect the value of the fund. Foreign investments involve special risks, including greater economic, political and currency fluctuation risks, which may be even greater in emerging markets. Foreign countries may have different accounting standards than those of the U.S. Securities issued by U.S. government agencies are not issued, and may not be guaranteed by the U.S. government.

FUND AND MANAGER REVIEW

LOOMIS SAYLES INTERMEDIATE DURATION FIXED INCOME FUND

[PHOTO]

Steven Kaseta
Manager since November 2002
                          Manager since November 2002

 FUND FACTS
 SYMBOL | LSDIX
 OBJECTIVE | Above-average total return through a combination of current income and capital appreciation
 STRATEGY | Invests only in investment-grade fixed-income securities. The Fund's weighted average duration generally is two to five years
 FUND INCEPTION DATE | 1/28/98
 EXPENSE RATIO | 0.40%
 TOTAL NET ASSETS | $40.6 million

PORTFOLIO REVIEW
The Fund's performance was in line with its Benchmark, the Lehman US Government/Credit Intermediate Index, for the fiscal year ended September 30, 2005. We maintained a "bulleted" maturity structure throughout the year, favoring securities with maturities of three to five years. We also increased the Fund's exposure to higher-quality sectors, such as US Treasuries and mortgage-backed securities, as the incremental benefit of taking on credit risk decreased. In addition, we shortened the Fund's duration during the year in anticipation of additional rate hikes by the Federal Reserve Board.

Our underweight to US Treasuries relative to the Benchmark proved to be beneficial during the fiscal year. Short term Treasury rates increased consistently throughout the year, and our underweight in Treasuries, combined with our shorter duration, helped the Fund outperform in this sector.

On the other hand, our decision to avoid US agencies detracted somewhat from performance as investor demand for short to intermediate term agencies was strong, due to their yield advantages over Treasuries. Also, our holdings in commercial mortgage-backed securities (CMBS) and asset-backed securities (ABS) lagged most Benchmark sectors.

In terms of industries, an overweight to energy, coupled with strong underlying security performance, helped the Fund's one-year return. Rising oil prices led to solid results for energy-related securities. Conversely, bonds in the consumer cyclicals area faltered during the period, as strong volatility in names such as Ford Motor Credit and General Motors Acceptance Corp dragged down performance. Auto-related bonds continued to suffer due to credit downgrades.

OUTLOOK
We believe economic growth should continue through 2006. Since the Federal Reserve initiated its tightening campaign in mid-2004, the yield curve has flattened steadily, with short term rates rising faster, while long term rates have not risen. We believe this trend will continue, potentially causing the yield curve to flatten even further within the next 12 months. At that point, we think the Federal Reserve Board may pause and possibly end its tightening cycle, depending on economic conditions.

Tight corporate bond spreads reflect solid economic growth and robust demand for extra yield. We remain concerned about event risk (such as leveraged buyouts) for specific credits, but spreads in general should remain within a narrow range unless the economy takes an unexpected turn for the worse.

With low yields and tight spreads, we continue to favor maintaining a shorter-duration Portfolio that is well diversified across sectors. Although mortgage-backed securities recently have lagged Treasuries, we believe better returns may lie ahead, given low volatility, modest interest rate increases, and reduced selling pressure from the government-sponsored enterprises we foresee. We also believe the ABS and CMBS markets should continue to enjoy strong demand and equally favorable risk-adjusted returns.
 AVERAGE ANNUAL TOTAL RETURNS
 PERIODS ENDED SEPTEMBER 30, 2005

                                                           SINCE
                          1 YEAR         5 YEARS        INCEPTION(a)
                          -------------------------------------------------

                          LOOMIS SAYLES INTERMEDIATE DURATION FIXED INCOME:
                          INSTITUTIONAL
                           1.50%          5.85%             5.43%
                          -------------------------------------------------

                          LIPPER INTERMEDIATE INVESTMENT GRADE INDEX(b)
                           3.05           6.41              5.70
                          -------------------------------------------------

                          LEHMAN U.S. GOV'T/CREDIT INTERMEDIATE INDEX(b)
                           1.50           6.16              5.78
                          -------------------------------------------------


CUMULATIVE PERFORMANCE

 INCEPTION TO SEPTEMBER 30, 2005(c)


                                     [CHART]

              Loomis Sayles                                 Lehman U.S.
              Intermediate          Lipper Intermediate    Government/Credit
             Duration Fixed           Investment            Intermediate /
               Income Fund           Grade Index/(a)(b)/    Index/(a)(b)
               -----------         ---------------------   -----------------
   1/28/1998    $2,000,000            $2,000,000              $2,000,000
   1/31/1998     2,008,000             2,000,000               2,000,000
   2/28/1998     2,008,000             1,997,109               1,998,476
   3/31/1998     2,016,032             2,004,485               2,004,896
   4/30/1998     2,024,096             2,013,850               2,014,941
   5/31/1998     2,036,241             2,032,011               2,029,721
   6/30/1998     2,042,349             2,048,200               2,042,676
   7/31/1998     2,050,519             2,052,391               2,049,881
   8/31/1998     2,030,014             2,080,194               2,082,096
   9/30/1998     2,038,134             2,126,828               2,134,402
  10/31/1998     2,042,210             2,109,620               2,132,300
  11/30/1998     2,060,998             2,120,139               2,132,139
  12/31/1998     2,064,296             2,129,212               2,140,706
   1/31/1999     2,083,494             2,142,422               2,152,461
   2/28/1999     2,064,326             2,104,181               2,120,823
   3/31/1999     2,092,194             2,120,746               2,136,642
   4/30/1999     2,115,836             2,127,865               2,143,200
   5/31/1999     2,085,579             2,106,194               2,126,712
   6/30/1999     2,092,253             2,099,075               2,128,190
   7/31/1999     2,087,860             2,091,677               2,126,319
   8/31/1999     2,083,475             2,089,448               2,127,936
   9/30/1999     2,112,019             2,112,442               2,147,796
  10/31/1999     2,118,777             2,115,656               2,153,338
  11/30/1999     2,130,007             2,118,141               2,155,994
  12/31/1999     2,132,350             2,108,404               2,148,950
   1/31/2000     2,125,526             2,100,909               2,141,099
   2/29/2000     2,145,931             2,123,716               2,158,742
   3/31/2000     2,166,532             2,149,930               2,181,257
   4/30/2000     2,155,049             2,136,614               2,176,315
   5/31/2000     2,145,783             2,132,737               2,179,710
   6/30/2000     2,192,132             2,177,898               2,218,160
   7/31/2000     2,213,176             2,196,489               2,235,041
   8/31/2000     2,234,201             2,226,945               2,261,437
   9/30/2000     2,257,660             2,241,699               2,282,013
  10/31/2000     2,255,177             2,249,600               2,292,405
  11/30/2000     2,279,082             2,285,400               2,323,557
  12/31/2000     2,320,789             2,331,570               2,366,372
   1/31/2001     2,373,935             2,372,538               2,405,214
   2/28/2001     2,395,775             2,395,339               2,427,938
   3/31/2001     2,417,577             2,404,648               2,446,551
   4/30/2001     2,419,994             2,391,713               2,440,085
   5/31/2001     2,447,098             2,406,442               2,453,825
   6/30/2001     2,454,440             2,415,292               2,462,993
   7/31/2001     2,496,656             2,473,884               2,514,144
   8/31/2001     2,526,616             2,501,127               2,539,293
   9/30/2001     2,551,629             2,520,379               2,576,334
  10/31/2001     2,584,545             2,571,754               2,619,056
  11/30/2001     2,579,635             2,539,460               2,592,822
  12/31/2001     2,554,870             2,523,138               2,578,458
   1/31/2002     2,557,425             2,541,344               2,591,852
   2/28/2002     2,559,983             2,565,908               2,612,451
   3/31/2002     2,534,127             2,521,383               2,572,731
   4/30/2002     2,547,051             2,566,865               2,615,246
   5/31/2002     2,573,285             2,587,935               2,641,364
   6/30/2002     2,541,634             2,586,266               2,664,203
   7/31/2002     2,515,455             2,596,536               2,695,748
   8/31/2002     2,576,329             2,646,576               2,735,907
   9/30/2002     2,578,133             2,675,453               2,784,887
  10/31/2002     2,570,140             2,665,193               2,773,964
  11/30/2002     2,605,094             2,677,862               2,771,586
  12/31/2002     2,660,322             2,732,357               2,832,067
   1/31/2003     2,671,230             2,740,900               2,831,928
   2/28/2003     2,717,709             2,779,984               2,871,787
   3/31/2003     2,726,134             2,780,258               2,874,766
   4/30/2003     2,767,571             2,812,755               2,896,727
   5/31/2003     2,828,458             2,865,211               2,954,922
   6/30/2003     2,839,489             2,864,516               2,952,959
   7/31/2003     2,766,798             2,767,930               2,872,734
   8/31/2003     2,775,375             2,788,989               2,879,523
   9/30/2003     2,854,196             2,863,977               2,952,382
  10/31/2003     2,837,356             2,843,761               2,924,578
  11/30/2003     2,845,868             2,851,270               2,928,550
  12/31/2003     2,880,303             2,880,270               2,954,137
   1/31/2004     2,903,345             2,903,172               2,973,535
   2/29/2004     2,931,798             2,931,372               3,003,879
   3/31/2004     2,957,891             2,952,490               3,027,250
   4/30/2004     2,882,761             2,881,549               2,955,453
   5/31/2004     2,865,752             2,867,417               2,942,036
   6/30/2004     2,880,368             2,880,781               2,950,858
   7/31/2004     2,907,443             2,907,821               2,975,752
   8/31/2004     2,951,346             2,960,185               3,025,425
   9/30/2004     2,956,658             2,967,931               3,030,690
  10/31/2004     2,974,694             2,991,323               3,051,105
  11/30/2004     2,957,738             2,972,626               3,023,301
  12/31/2004     2,976,963             3,003,543               3,043,992
   1/31/2005     2,981,131             3,019,767               3,049,881
   2/28/2005     2,967,716             3,006,963               3,033,138
   3/31/2005     2,947,546             2,989,169               3,017,481
   4/30/2005     2,971,421             3,025,948               3,052,006
   5/31/2005     2,992,221             3,057,721               3,079,394
   6/30/2005     3,003,891             3,075,655               3,092,372
   7/31/2005     2,990,073             3,051,632               3,066,693
   8/31/2005     3,016,086             3,089,820               3,102,556
   9/30/2005     2,999,907             3,058,483               3,076,253



Data quoted reflects past performance and cannot guarantee future results. Average annual total returns assume reinvestment of dividends and capital gains distributions. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. For performance current to the most recent month-end, please visit the Loomis Sayles website. Current performance may be higher or lower than quoted.

Returns do not reflect the taxes that a shareholder would pay on fund distributions or the redemption of shares. Performance data reflects certain fee waivers and reimbursements. Without such waivers, performance would be lower.

(a) Since index performance data is not available coincident with the Fund's inception date, comparative performance is presented from the month end closest to the Fund's inception date. (b) See page 15 for a description of the indexes.
(c) The mountain chart is based on the Fund's minimum initial investment of $2,000,000.

WHAT YOU SHOULD KNOW

High-yield securities are subject to a high degree of market and credit risk. The secondary market for these securities may lack liquidity, which may adversely affect the value of the fund. Foreign investments involve special risks, including greater economic, political and currency fluctuation risks, which may be even greater in emerging markets. Foreign countries may have different accounting standards than those of the U.S. Securities issued by U.S. government agencies are not issued, and may not be guaranteed by the U.S. government.

FUND AND MANAGER REVIEW

LOOMIS SAYLES INVESTMENT GRADE FIXED INCOME FUND

[PHOTO]

Daniel Fuss
Manager since January 1995
                            Manager since July 1994

[PHOTO]

Steven Kaseta
Manager since November 2002
                          Manager since February 2002

 FUND FACTS
 SYMBOL | LSIGX
 OBJECTIVE | Above-average total investment return through a combination of current income and capital appreciation
 STRATEGY | Invests in primarily investment-grade fixed-income securities, although it may invest up to 10% of its assets in lower rated fixed-income securities and up to 10% of its assets in preferred stocks
 FUND INCEPTION DATE | 7/1/94
 FUND REGISTRATION DATE | 3/7/97
 EXPENSE RATIO | 0.55%
 TOTAL NET ASSETS | $186.7 million

PORTFOLIO REVIEW
The Fund's one-year superior performance relative to its Benchmark, the Lehman US Government/Credit Index, for the fiscal year ended September 30, 2005 was primarily due to the Fund's emphasis on bonds denominated in Canadian dollars, international bonds and high yield domestic securities. These positions helped protect the Fund from rising interest rates in the United States. Furthermore, several of the Fund's high yield bonds experienced credit upgrades during the period and rose in value as a consequence.

Our primary strategies for the year included diversifying among securities of different maturities, favoring short term bonds that are less sensitive to interest rate moves, and taking advantage of global opportunities. In addition, we kept the Fund's duration shorter than that of the Benchmark, and although we increased exposure to US Treasury securities, the Fund remained underweight in Treasuries relative to the Index. We also remain underweight in the US credit sector because yield spreads in this area are tight. In addition, we took advantage of buying opportunities in high yielding US bonds and emerging market securities.

Among the Fund's sectors, the US Treasury and agency segment had the greatest negative impact on performance, primarily due to our yield curve positioning. We generally avoided the long end of the curve, which rallied during the period, and favored instead the short end, which underperformed.

In terms of industries, the Fund's exposure to the automotive area detracted from performance. The sharp, downward pressure on the industry led to downgrades among many auto bonds, pushing them from the investment grade universe to the high yield sector. In particular, the Fund's holdings in Delphi, Ford Motor Co. and General Motors were downgraded and had a negative influence on performance.

OUTLOOK
We believe solid economic growth should continue through 2006. Growth may slow temporarily due to the impact of hurricanes Katrina and Rita, but we believe it should quickly rebound as long as consumer confidence remains strong. Oil and housing prices seem to be the greatest threats to consumer confidence. Although gasoline prices have normalized, we worry about the effects on the economy of high home heating bills this winter from elevated natural gas prices. We also believe that the steep rise in housing prices we have seen in recent years may prove to be unsustainable. We think the increase should be moderate, but a sharper correction could stall consumer spending. Also, inflation risk remains prevalent, but we believe the Federal Reserve Board's program of raising interest rates should contain those pressures. We believe the Federal Reserve Board is likely to continue raising the federal funds rate through the first quarter of 2006.

We believe that the yield curve will continue to flatten, with rates rising more sharply in the short end. In anticipation of rising interest rates, we plan to keep the Fund's duration shorter than the Benchmark. Spreads appear to have bottomed, and we expect them to remain narrow. Credit fundamentals remain positive.

There is little dispersion in expected returns within the investment grade universe. We continue to favor a neutral weighting and look for possible opportunities in longer-term credit. Bonds with BBB ratings may offer the best return potential.

We foresee more attractive return potential in global bonds. Foreign currencies also offer good return potential, particularly the Asian currencies, assuming the Chinese renminbi is eventually revalued.
 AVERAGE ANNUAL TOTAL RETURNS
 PERIODS ENDED SEPTEMBER 30, 2005

                                               SINCE          SINCE
              1 YEAR   5 YEARS  10 YEARS  REGISTRATION(a)  INCEPTION(a)
              ----------------------------------------------------------

              LOOMIS SAYLES INVESTMENT GRADE FIXED INCOME: INSTITUTIONAL
               6.42%    11.99%    9.94%        9.57%          10.79%
              ----------------------------------------------------------

              LIPPER BBB RATED FUNDS INDEX(b)
               3.54      6.82     6.30         6.18            6.94
              ----------------------------------------------------------

              LEHMAN U.S. GOVERNMENT/CREDIT INDEX(b)
               2.58      6.89     6.59         6.75            7.16
              ----------------------------------------------------------


CUMULATIVE PERFORMANCE

 REGISTRATION TO SEPTEMBER 30, 2005(c)

                                    [CHART]

                Loomis Sayles          Lipper
               Investment Grade       BBB Rated             Lehman U.S.
                 Fixed Income           Funds            Government/Credit
                     Fund            Index/(a)(b)/          Index/(a)(b)/
               ----------------      -------------       -----------------
    3/7/1997     $3,000,000           $3,000,000            $3,000,000
   3/31/1997      2,951,400            2,953,678             2,964,347
   4/30/1997      2,995,081            2,997,311             3,007,699
   5/31/1997      3,044,500            3,031,640             3,035,766
   6/30/1997      3,101,736            3,076,838             3,072,204
   7/31/1997      3,259,925            3,183,224             3,166,196
   8/31/1997      3,167,343            3,141,058             3,130,654
   9/30/1997      3,252,544            3,196,312             3,179,874
  10/31/1997      3,282,143            3,228,775             3,230,813
  11/30/1997      3,287,394            3,244,554             3,247,817
  12/31/1997      3,303,502            3,279,365             3,281,901
   1/31/1998      3,339,510            3,321,218             3,328,168
   2/28/1998      3,358,879            3,320,000             3,321,403
   3/31/1998      3,394,820            3,336,851             3,331,643
   4/30/1998      3,402,967            3,351,142             3,348,386
   5/31/1998      3,425,427            3,379,801             3,384,376
   6/30/1998      3,428,167            3,404,600             3,418,796
   7/31/1998      3,384,972            3,401,952             3,421,524
   8/31/1998      3,207,261            3,377,229             3,488,383
   9/30/1998      3,302,196            3,446,853             3,588,130
  10/31/1998      3,273,467            3,404,340             3,562,792
  11/30/1998      3,392,948            3,467,282             3,584,019
  12/31/1998      3,413,306            3,475,903             3,592,802
   1/31/1999      3,479,183            3,506,149             3,618,327
   2/28/1999      3,425,256            3,430,289             3,532,333
   3/31/1999      3,512,600            3,468,512             3,549,861
   4/30/1999      3,597,605            3,493,388             3,558,681
   5/31/1999      3,530,329            3,446,257             3,521,944
   6/30/1999      3,495,379            3,428,157             3,510,956
   7/31/1999      3,447,143            3,410,857             3,501,240
   8/31/1999      3,433,010            3,398,236             3,498,437
   9/30/1999      3,459,444            3,427,440             3,529,979
  10/31/1999      3,448,719            3,434,173             3,539,135
  11/30/1999      3,472,171            3,442,484             3,537,154
  12/31/1999      3,497,865            3,436,926             3,515,628
   1/31/2000      3,496,116            3,426,846             3,514,656
   2/29/2000      3,597,853            3,468,999             3,558,718
   3/31/2000      3,651,461            3,500,964             3,610,143
   4/30/2000      3,561,270            3,458,490             3,592,540
   5/31/2000      3,536,697            3,432,181             3,589,289
   6/30/2000      3,637,847            3,519,026             3,662,576
   7/31/2000      3,682,956            3,534,106             3,701,369
   8/31/2000      3,754,773            3,598,576             3,753,616
   9/30/2000      3,726,237            3,608,822             3,767,742
  10/31/2000      3,660,283            3,597,158             3,791,362
  11/30/2000      3,716,651            3,630,502             3,856,203
  12/31/2000      3,813,656            3,706,526             3,932,293
   1/31/2001      3,902,133            3,796,186             3,998,256
   2/28/2001      3,942,325            3,833,677             4,039,515
   3/31/2001      3,901,719            3,831,290             4,058,052
   4/30/2001      3,889,623            3,810,278             4,027,631
   5/31/2001      3,947,968            3,844,647             4,050,802
   6/30/2001      3,963,365            3,849,140             4,070,235
   7/31/2001      4,065,619            3,936,445             4,171,664
   8/31/2001      4,172,139            3,983,648             4,225,219
   9/30/2001      4,061,994            3,949,606             4,264,086
  10/31/2001      4,195,228            4,033,352             4,372,280
  11/30/2001      4,197,745            4,007,245             4,300,525
  12/31/2001      4,165,002            3,982,774             4,266,628
   1/31/2002      4,202,487            4,004,551             4,297,983
   2/28/2002      4,232,325            4,023,698             4,334,459
   3/31/2002      4,202,276            3,970,945             4,246,521
   4/30/2002      4,330,865            4,031,699             4,328,778
   5/31/2002      4,429,609            4,063,576             4,368,729
   6/30/2002      4,433,153            4,044,471             4,405,877
   7/31/2002      4,348,923            4,024,217             4,458,946
   8/31/2002      4,464,169            4,105,564             4,558,918
   9/30/2002      4,483,365            4,142,537             4,656,983
  10/31/2002      4,413,873            4,112,979             4,612,473
  11/30/2002      4,530,841            4,172,245             4,615,201
  12/31/2002      4,687,608            4,269,378             4,737,483
   1/31/2003      4,783,704            4,297,661             4,737,334
   2/28/2003      4,916,691            4,369,988             4,821,721
   3/31/2003      4,921,116            4,377,472             4,815,442
   4/30/2003      5,140,105            4,465,808             4,866,904
   5/31/2003      5,465,474            4,582,770             5,005,220
   6/30/2003      5,510,291            4,588,720             4,985,188
   7/31/2003      5,222,654            4,432,351             4,776,201
   8/31/2003      5,268,091            4,467,340             4,807,706
   9/30/2003      5,549,407            4,604,916             4,959,999
  10/31/2003      5,561,615            4,586,679             4,897,214
  11/30/2003      5,703,437            4,618,189             4,910,219
  12/31/2003      5,850,585            4,685,504             4,958,654
   1/31/2004      5,892,124            4,728,143             5,003,688
   2/29/2004      5,955,170            4,769,917             5,064,904
   3/31/2004      6,025,441            4,802,695             5,111,395
   4/30/2004      5,775,385            4,680,325             4,954,468
   5/31/2004      5,747,663            4,644,737             4,929,092
   6/30/2004      5,808,589            4,672,147             4,949,386
   7/31/2004      5,879,454            4,720,979             5,001,670
   8/31/2004      6,042,902            4,816,889             5,107,509
   9/30/2004      6,168,595            4,846,745             5,125,373
  10/31/2004      6,282,097            4,894,639             5,169,771
  11/30/2004      6,372,559            4,878,393             5,112,255
  12/31/2004      6,451,579            4,933,968             5,166,595
   1/31/2005      6,425,127            4,960,128             5,202,510
   2/28/2005      6,460,465            4,952,106             5,168,239
   3/31/2005      6,393,358            4,896,450             5,131,838
   4/30/2005      6,388,883            4,936,423             5,208,788
   5/31/2005      6,402,938            4,987,831             5,274,115
   6/30/2005      6,461,845            5,029,999             5,308,573
   7/31/2005      6,462,491            5,006,710             5,248,814
   8/31/2005      6,561,368            5,068,901             5,327,184
   9/30/2005      6,565,523            5,018,312             5,257,485




 INCEPTION TO SEPTEMBER 30, 2005(c)

                                 [CHART]
            Loomis Sayles
             Investment
             Grade Fixed       Lipper BBB Rated     Lehman U.S.Government/
             Income Fund      Funds Index/(a)(b)/    Credit Index/(a)(b)/
            -------------     -------------------   ----------------------
  7/1/1994   $3,000,000        $3,000,000               $3,000,000
 7/31/1994    3,036,000         3,051,324                3,059,957
 8/31/1994    3,093,077         3,063,344                3,061,210
 9/30/1994    3,023,483         3,021,035                3,014,850
10/31/1994    2,996,271         3,011,419                3,011,509
11/30/1994    2,974,698         3,003,366                3,006,126
12/31/1994    2,992,249         3,018,390                3,025,941
 1/31/1995    3,045,810         3,067,070                3,084,042
 2/28/1995    3,171,907         3,137,145                3,155,555
 3/31/1995    3,225,829         3,161,786                3,176,716
 4/30/1995    3,315,184         3,218,639                3,221,034
 5/31/1995    3,485,253         3,357,467                3,356,031
 6/30/1995    3,546,594         3,382,828                3,382,854
 7/31/1995    3,523,541         3,374,895                3,369,814
 8/31/1995    3,589,079         3,424,537                3,412,926
 9/30/1995    3,680,959         3,464,682                3,447,591
10/31/1995    3,730,652         3,510,838                3,498,221
11/30/1995    3,826,903         3,568,413                3,555,811
12/31/1995    3,896,935         3,627,309                3,608,204
 1/31/1996    3,964,352         3,656,637                3,630,665
 2/29/1996    3,872,776         3,579,711                3,553,630
 3/31/1996    3,872,776         3,553,303                3,523,791
 4/30/1996    3,841,794         3,530,620                3,499,613
 5/31/1996    3,862,155         3,528,202                3,493,719
 6/30/1996    3,921,246         3,568,631                3,540,358
 7/31/1996    3,931,833         3,577,472                3,548,618
 8/31/1996    3,955,818         3,575,697                3,539,893
 9/30/1996    4,079,239         3,647,255                3,602,821
10/31/1996    4,249,751         3,734,800                3,686,909
11/30/1996    4,399,343         3,818,069                3,754,802
12/31/1996    4,321,474         3,781,134                3,712,943
 1/31/1997    4,314,560         3,793,148                3,717,352
 2/28/1997    4,358,568         3,814,785                3,725,195
 3/31/1997    4,269,654         3,755,882                3,680,923
 4/30/1997    4,332,844         3,811,365                3,734,754
 5/31/1997    4,404,336         3,855,019                3,769,606
 6/30/1997    4,487,138         3,912,492                3,814,852
 7/31/1997    4,715,982         4,047,771                3,931,565
 8/31/1997    4,582,048         3,994,153                3,887,432
 9/30/1997    4,705,305         4,064,414                3,948,549
10/31/1997    4,748,123         4,105,694                4,011,802
11/30/1997    4,755,720         4,125,758                4,032,917
12/31/1997    4,779,024         4,170,023                4,075,239
 1/31/1998    4,831,115         4,223,244                4,132,691
 2/28/1998    4,859,135         4,221,695                4,124,291
 3/31/1998    4,911,128         4,243,123                4,137,007
 4/30/1998    4,922,915         4,261,294                4,157,797
 5/31/1998    4,955,406         4,297,737                4,202,487
 6/30/1998    4,959,370         4,329,272                4,245,227
 7/31/1998    4,896,882         4,325,905                4,248,615
 8/31/1998    4,639,796         4,294,467                4,331,636
 9/30/1998    4,777,134         4,383,000                4,455,495
10/31/1998    4,735,573         4,328,941                4,424,032
11/30/1998    4,908,421         4,408,978                4,450,391
12/31/1998    4,937,872         4,419,940                4,461,296
 1/31/1999    5,033,173         4,458,400                4,492,992
 2/28/1999    4,955,159         4,361,937                4,386,210
 3/31/1999    5,081,515         4,410,543                4,407,975
 4/30/1999    5,204,488         4,442,175                4,418,927
 5/31/1999    5,107,164         4,382,243                4,373,309
 6/30/1999    5,056,603         4,359,227                4,359,666
 7/31/1999    4,986,822         4,337,228                4,347,600
 8/31/1999    4,966,376         4,321,180                4,344,120
 9/30/1999    5,004,617         4,358,314                4,383,287
10/31/1999    4,989,103         4,366,876                4,394,656
11/30/1999    5,023,028         4,377,445                4,392,197
12/31/1999    5,060,199         4,370,377                4,365,467
 1/31/2000    5,057,669         4,357,560                4,364,260
 2/29/2000    5,204,847         4,411,161                4,418,974
 3/31/2000    5,282,399         4,451,808                4,482,829
 4/30/2000    5,151,924         4,397,798                4,460,972
 5/31/2000    5,116,376         4,364,343                4,456,934
 6/30/2000    5,262,704         4,474,775                4,547,938
 7/31/2000    5,327,962         4,493,951                4,596,108
 8/31/2000    5,431,857         4,575,930                4,660,984
 9/30/2000    5,390,575         4,588,958                4,678,526
10/31/2000    5,295,161         4,574,126                4,707,855
11/30/2000    5,376,707         4,616,527                4,788,370
12/31/2000    5,517,039         4,713,198                4,882,854
 1/31/2001    5,645,034         4,827,209                4,964,762
 2/28/2001    5,703,178         4,874,883                5,015,995
 3/31/2001    5,644,435         4,871,848                5,039,012
 4/30/2001    5,626,938         4,845,129                5,001,237
 5/31/2001    5,711,342         4,888,832                5,030,009
 6/30/2001    5,733,616         4,894,546                5,054,141
 7/31/2001    5,881,543         5,005,563                5,180,088
 8/31/2001    6,035,640         5,065,585                5,246,589
 9/30/2001    5,876,299         5,022,297                5,294,852
10/31/2001    6,069,041         5,128,789                5,429,199
11/30/2001    6,072,683         5,095,591                5,340,098
12/31/2001    6,025,316         5,064,474                5,298,007
 1/31/2002    6,079,544         5,092,165                5,336,942
 2/28/2002    6,122,709         5,116,512                5,382,235
 3/31/2002    6,079,237         5,049,431                5,273,041
 4/30/2002    6,265,262         5,126,686                5,375,182
 5/31/2002    6,408,110         5,167,222                5,424,790
 6/30/2002    6,413,236         5,142,928                5,470,918
 7/31/2002    6,291,385         5,117,173                5,536,816
 8/31/2002    6,458,107         5,220,613                5,660,953
 9/30/2002    6,485,877         5,267,628                5,782,724
10/31/2002    6,385,345         5,230,042                5,727,454
11/30/2002    6,554,557         5,305,405                5,730,842
12/31/2002    6,781,345         5,428,918                5,882,684
 1/31/2003    6,920,362         5,464,883                5,882,499
 2/28/2003    7,112,748         5,556,853                5,987,285
 3/31/2003    7,119,150         5,566,370                5,979,488
 4/30/2003    7,435,952         5,678,697                6,043,390
 5/31/2003    7,906,648         5,827,426                6,215,141
 6/30/2003    7,971,482         5,834,991                6,190,267
 7/31/2003    7,555,371         5,636,153                5,930,762
 8/31/2003    7,621,103         5,680,645                5,969,882
 9/30/2003    8,028,070         5,855,587                6,158,989
10/31/2003    8,045,731         5,832,396                6,081,026
11/30/2003    8,250,897         5,872,464                6,097,176
12/31/2003    8,463,771         5,958,062                6,157,319
 1/31/2004    8,523,863         6,012,281                6,213,239
 2/29/2004    8,615,069         6,065,401                6,289,253
 3/31/2004    8,716,727         6,107,081                6,346,983
 4/30/2004    8,354,982         5,951,476                6,152,121
 5/31/2004    8,314,878         5,906,222                6,120,611
 6/30/2004    8,403,016         5,941,077                6,145,810
 7/31/2004    8,505,533         6,003,171                6,210,733
 8/31/2004    8,741,987         6,125,129                6,342,157
 9/30/2004    8,923,820         6,163,094                6,364,339
10/31/2004    9,088,018         6,223,996                6,419,470
11/30/2004    9,218,886         6,203,338                6,348,051
12/31/2004    9,333,200         6,274,006                6,415,526
 1/31/2005    9,294,934         6,307,272                6,460,122
 2/28/2005    9,346,056         6,297,071                6,417,567
 3/31/2005    9,249,720         6,226,299                6,372,367
 4/30/2005    9,243,245         6,277,129                6,467,918
 5/31/2005    9,263,580         6,342,498                6,549,037
 6/30/2005    9,348,805         6,396,119                6,591,824
 7/31/2005    9,349,740         6,366,505                6,517,620
 8/31/2005    9,492,791         6,445,587                6,614,934
 9/30/2005    9,498,803         6,381,258                6,528,386


Data quoted reflects past performance and cannot guarantee future results. Average annual total returns assume reinvestment of dividends and capital gains distributions. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. For performance current to the most recent month end, please visit the Loomis Sayles website. Current performance may be higher or lower than quoted.

Returns do not reflect the taxes that a shareholder would pay on fund distributions or the redemption of shares. Performance data reflects certain fee waivers and reimbursements. Without such waivers, performance would be lower.

(a) Shares of the Fund were registered for offer and sale under the Securities Act of 1933 on March 7, 1997. In accordance with regulations, performance information is provided for the period beginning on March 7, 1997 ("Registration"). Performance from inception is also provided for the convenience of our long-term shareholders. Since index performance data is not available coincident with the Fund's inception and registration dates, comparative performance is presented from the month end closest to the Fund's inception and registration dates. (b) See page 15 for a description of the indexes. (c) The mountain chart is based on the Fund's minimum initial investment of $3,000,000.

WHAT YOU SHOULD KNOW
High-yield securities are subject to a high degree of market and credit risk. The secondary market for these securities may lack liquidity which may adversely affect the value of the fund. Foreign investments involve special risks, including greater economic, political and currency fluctuation risks, which may be even greater in emerging markets. Foreign countries may have different accounting standards than those of the U.S. Securities issued by U.S. government agencies are not issued, and may not be guaranteed by the U.S. government.

FUND AND MANAGER REVIEW

LOOMIS SAYLES INFLATION PROTECTED SECURITIES FUND

[PHOTO]

John Hyll
Manager since January 2003
                          Manager since January 2003

[PHOTO]

Cliff Rowe
Manager since January 2003
                          Manager since January 2003

 FUND FACTS
 SYMBOL | LSGSX
 OBJECTIVE | High total investment return through a combination of current income and capital appreciation
 STRATEGY | Invests primarily in inflation-protected securities with emphasis on debt securities issued by the U.S. Treasury
 FUND INCEPTION DATE | 5/21/91
 EXPENSE RATIO | 0.40%
 TOTAL NET ASSETS | $9.3 million

PORTFOLIO REVIEW
Effective December 15, 2004, the Fund's strategy changed from a focus on US government bonds to an inflation-protected strategy. This transition resulted in the Fund investing at least 80% of its assets in Treasury Inflation-Protected Securities (TIPS) and taking on a new benchmark, the Lehman US TIPS (Treasury Inflation Protected Securities) Index. Prior to December 15, the Fund's benchmark was the Lehman US Government Bond Index.

The Fund underperformed the TIPS Index and outperformed the US Government Index for the fiscal year ended September 30, 2005. The TIPS market performed exceptionally well during the fourth calendar quarter of 2004, when the Fund still was managed according to the US government strategy. The significant outperformance of the TIPS sector and the portfolio strategy the Fund employed between October 1, 2004, and December 15, 2004, accounted for most of its underperformance relative to the TIPS Index. In addition, the Fund's shorter duration, along with its exposure to the corporate sector, contributed to relative underperformance. During the year, we added a credit exposure of approximately 12%. This strategy helped us position the Fund more defensively and enhanced its yield.

The yield curve flattened considerably during the 12-month period, as the two-year Treasury yield increased by 157 basis points and the 30-year Treasury yield declined by 33 basis points. In this environment, the Fund's longer term TIPS generated the sector's best relative performance. In addition, the Fund's position in Argentina inflation-linked bonds performed well as a result of high inflation expectations in that country and attractive currency returns.

Within the corporate sector, bonds in the technology and media areas generated notable performance. We purchased these bonds during weak market conditions, and they subsequently generated attractive results. For example, we purchased Clear Channel when it was facing a potential downgrade to below investment grade status. Management was selling assets, and questions arose as to whether the company would distribute the proceeds to shareholders or repay debt. Shortly after our purchase, the company provided enough debt repayment for the ratings agencies to reaffirm Clear Channel's investment grade status.

Corporate bonds that performed poorly included certain issues in the chemical, automobile and supermarket industries. For example, bonds from Dana Corp., an auto industry equipment manufacturer, did not perform well due to the difficulties associated with lackluster auto sales and declining market share for US auto companies. The automakers further pressured Dana to reduce prices to improve the auto companies' profitability. The combination of lower sales volume and shrinking profit margins at Dana put pressure on earnings and currently threaten the company's credit rating.

OUTLOOK
Looking ahead, we believe US interest rates may trend higher, causing the yield curve to continue flattening. We also believe TIPS may continue to perform well, as high oil prices build inflation expectations. We plan to continue investing in investment grade and high yield corporate bonds as opportunities emerge. Select credit sectors should perform well; specifically, we anticipate good returns from the energy sector, where demand is structurally biased upward.
 AVERAGE ANNUAL TOTAL RETURNS
 PERIODS ENDED SEPTEMBER 30, 2005

                                                                   SINCE
                      1 YEAR       5 YEARS       10 YEARS       INCEPTION(a)
                      -----------------------------------------------------------

                      LOOMIS SAYLES INFLATION PROTECTED SECURITIES: INSTITUTIONAL
                       3.12%        6.91%          6.84%            8.14%
                      -----------------------------------------------------------

                      LIPPER TREASURY INFLATION PROTECTED SECURITIES INDEX(b)
                       5.51          N/A            N/A              N/A
                      -----------------------------------------------------------

                      LEHMAN US TREASURY INFLATION PROTECTED SECURITIES INDEX(b)
                       5.31         9.53            N/A              N/A
                      -----------------------------------------------------------

                      LEHMAN US GOVERNMENT BOND INDEX(b)
                       2.47         6.28           6.34             7.09
                      -----------------------------------------------------------


CUMULATIVE PERFORMANCE

 INCEPTION TO SEPTEMBER 30, 2005(c)


                                    [CHART]

              Loomis      Lipper Treasury
              Sayles        Inflation                        Lehman US Treasury
             Inflation      Protected           Lehman          Inflation
             Protected      Securities       US Government      Protected
             Securities       Funds              Bond           Securities
                Fund       Index/(a)(b)/     Index/(a)(b)/     Index/(a)(b)/
             ----------  ----------------    ------------     --------------

 5/21/1991    $250,000        $250,000         $250,000          $250,000
 5/31/1991     250,750         250,000          250,000           250,000
 6/30/1991     249,998         249,650          249,650           249,650
 7/31/1991     253,748         252,621          252,621           252,621
 8/31/1991     260,751         258,482          258,482           258,482
 9/30/1991     268,000         263,910          263,910           263,910
10/31/1991     270,037         266,232          266,232           266,232
11/30/1991     272,818         268,894          268,894           268,894
12/31/1991     288,205         278,064          278,064           278,064
 1/31/1992     278,291         273,726          273,726           273,726
 2/29/1992     282,298         274,796          274,796           274,796
 3/31/1992     278,544         273,191          273,191           273,191
 4/30/1992     277,207         274,908          274,908           274,908
 5/31/1992     285,634         279,982          279,982           279,982
 6/30/1992     290,518         283,993          283,993           283,993
 7/31/1992     301,674         291,153          291,153           291,153
 8/31/1992     304,449         293,866          293,866           293,866
 9/30/1992     310,812         298,021          298,021           298,021
10/31/1992     303,322         293,721          293,721           293,721
11/30/1992     304,444         293,210          293,210           293,210
12/31/1992     313,395         298,148          298,148           298,148
 1/31/1993     320,603         304,485          304,485           304,485
 2/28/1993     331,087         310,582          310,582           310,582
 3/31/1993     331,385         311,619          311,619           311,619
 4/30/1993     334,003         314,017          314,017           314,017
 5/31/1993     334,604         313,674          313,674           313,674
 6/30/1993     346,783         320,631          320,631           320,631
 7/31/1993     352,054         322,588          322,588           322,588
 8/31/1993     364,728         329,788          329,788           329,788
 9/30/1993     365,968         331,051          331,051           331,051
10/31/1993     366,554         332,301          332,301           332,301
11/30/1993     361,239         328,658          328,658           328,658
12/31/1993     362,684         329,929          329,929           329,929
 1/31/1994     371,969         334,443          334,443           334,443
 2/28/1994     358,875         327,361          327,361           327,361
 3/31/1994     343,731         320,002          320,002           320,002
 4/30/1994     338,128         317,482          317,482           317,482
 5/31/1994     336,032         317,077          317,077           317,077
 6/30/1994     334,284         316,345          316,345           316,345
 7/31/1994     344,279         322,163          322,163           322,163
 8/31/1994     343,935         322,222          322,222           322,222
 9/30/1994     333,961         317,684          317,684           317,684
10/31/1994     332,224         317,447          317,447           317,447
11/30/1994     333,686         316,863          316,863           316,863
12/31/1994     340,026         318,794          318,794           318,794
 1/31/1995     348,867         324,726          324,726           324,726
 2/28/1995     356,612         331,717          331,717           331,717
 3/31/1995     359,179         333,797          333,797           333,797
 4/30/1995     363,992         338,158          338,158           338,158
 5/31/1995     382,374         351,795          351,795           351,795
 6/30/1995     385,356         354,496          354,496           354,496
 7/31/1995     383,738         353,193          353,193           353,193
 8/31/1995     391,336         357,342          357,342           357,342
 9/30/1995     397,049         360,783          360,783           360,783
10/31/1995     402,807         366,276          366,276           366,276
11/30/1995     410,138         371,988          371,988           371,988
12/31/1995     418,258         377,259          377,259           377,259
 1/31/1996     418,635         379,577          379,577           379,577
 2/29/1996     404,108         371,842          371,842           371,842
 3/31/1996     398,612         368,739          368,739           368,739
 4/30/1996     393,550         366,384          366,384           366,384
 5/31/1996     391,543         365,770          365,770           365,770
 6/30/1996     398,747         370,493          370,493           370,493
 7/31/1996     399,704         371,406          371,406           371,406
 8/31/1996     394,828         370,576          370,576           370,576
 9/30/1996     405,804         376,728          376,728           376,728
10/31/1996     420,575         385,015          385,015           385,015
11/30/1996     432,141         391,715          391,715           391,715
12/31/1996     423,801         387,716          387,716           387,716
 1/31/1997     422,529         388,146          388,146           388,146
 2/28/1997     422,529         388,680          388,680           388,680
 3/31/1997     413,276         384,565          384,565           383,340
 4/30/1997     423,484         390,116          390,116           385,692
 5/31/1997     428,185         393,481          393,481           387,782
 6/30/1997     435,036         397,898          397,898           386,556
 7/31/1997     455,265         409,193          409,193           390,234
 8/31/1997     447,434         405,145          405,145           391,420
 9/30/1997     457,412         411,239          411,239           392,192
10/31/1997     466,560         418,353          418,353           396,216
11/30/1997     471,832         420,495          420,495           398,449
12/31/1997     477,683         424,891          424,891           396,775
 1/31/1998     484,848         431,249          431,249           398,719
 2/28/1998     483,054         430,078          430,078           398,360
 3/31/1998     483,924         431,298          431,298           398,161
 4/30/1998     487,021         433,236          433,236           399,647
 5/31/1998     492,914         437,685          437,685           402,503
 6/30/1998     498,780         442,664          442,664           403,476
 7/31/1998     499,478         443,348          443,348           405,347
 8/31/1998     510,966         454,883          454,883           406,267
 9/30/1998     523,331         467,143          467,143           414,453
10/31/1998     519,354         465,551          465,551           415,351
11/30/1998     523,041         465,709          465,709           414,922
12/31/1998     521,943         466,748          466,748           412,435
 1/31/1999     526,640         469,460          469,460           417,237
 2/28/1999     511,579         458,295          458,295           414,322
 3/31/1999     511,579         460,093          460,093           414,262
 4/30/1999     514,239         461,135          461,135           417,004
 5/31/1999     508,016         457,093          457,093           419,876
 6/30/1999     503,241         456,160          456,160           420,146
 7/31/1999     500,574         455,497          455,497           419,926
 8/31/1999     499,122         455,493          455,493           420,687
 9/30/1999     504,962         459,192          459,192           422,326
10/31/1999     506,780         459,928          459,928           423,152
11/30/1999     504,297         459,294          459,294           425,736
12/31/1999     498,598         456,322          456,322           422,317
 1/31/2000     501,091         456,960          456,960           424,196
 2/29/2000     513,117         463,464          463,464           428,031
 3/31/2000     527,125         471,601          471,601           440,538
 4/30/2000     524,753         470,296          470,296           446,413
 5/31/2000     522,707         470,599          470,599           445,256
 6/30/2000     534,938         478,991          478,991           450,868
 7/31/2000     540,287         483,631          483,631           454,750
 8/31/2000     551,201         490,780          490,780           458,132
 9/30/2000     550,705         492,179          492,179           460,510
10/31/2000     558,525         496,887          496,887           466,065
11/30/2000     573,773         506,658          506,658           472,833
12/31/2000     586,625         516,757          516,757           477,955
 1/31/2001     589,265         521,958          521,958           487,930
 2/28/2001     596,749         527,894          527,894           496,162
 3/31/2001     594,422         529,744          529,744           500,908
 4/30/2001     583,068         524,336          524,336           503,732
 5/31/2001     584,701         526,068          526,068           509,696
 6/30/2001     587,332         528,490          528,490           509,067
 7/31/2001     605,950         541,179          541,179           517,555
 8/31/2001     613,646         547,897          547,897           518,278
 9/30/2001     621,562         557,434          557,434           521,296
10/31/2001     647,108         571,816          571,816           533,649
11/30/2001     622,647         558,988          558,988           521,767
12/31/2001     614,055         554,126          554,126           515,685
 1/31/2002     620,810         557,714          557,714           518,737
 2/28/2002     629,253         562,862          562,862           526,598
 3/31/2002     613,270         550,620          550,620           523,347
 4/30/2002     630,380         563,740          563,740           537,623
 5/31/2002     636,053         567,120          567,120           546,173
 6/30/2002     644,894         575,056          575,056           553,905
 7/31/2002     659,920         587,681          587,681           563,064
 8/31/2002     679,586         599,326          599,326           583,227
 9/30/2002     698,682         613,379          613,379           597,942
10/31/2002     688,761         608,448          608,448           581,981
11/30/2002     682,769         603,209          603,209           581,569
12/31/2002     701,272         617,824          617,824           601,115
 1/31/2003     701,903         616,275          616,275           605,645
 2/28/2003     717,766         626,218          626,218           628,330
 3/31/2003     713,172         624,431          624,431           618,148
 4/30/2003     713,814         627,325          627,325           616,559
 5/31/2003     734,229         643,609          643,609           645,809
 6/30/2003     729,824         640,238          640,238           639,210
 7/31/2003     696,836         607,842          613,773           609,704
 8/31/2003     704,292         619,270          617,207           620,636
 9/30/2003     728,660         641,625          635,148           641,179
10/31/2003     714,816         644,448          626,106           644,659
11/30/2003     716,246         645,480          626,828           645,044
12/31/2003     722,262         652,709          632,381           651,619
 1/31/2004     728,835         660,607          637,618           659,098
 2/29/2004     738,018         676,329          645,255           674,309
 3/31/2004     743,258         686,880          650,936           685,111
 4/30/2004     712,115         651,712          631,349           651,870
 5/31/2004     716,103         663,508          629,014           663,613
 6/30/2004     719,684         663,972          631,565           663,898
 7/31/2004     727,025         670,745          637,447           670,100
 8/31/2004     743,746         689,458          649,862           688,027
 9/30/2004     745,605         691,044          651,183           689,385
10/31/2004     750,377         698,093          656,368           696,281
11/30/2004     742,949         696,208          648,568           694,617
12/31/2004     753,944         709,784          654,369           706,736
 1/31/2005     753,944         710,139          658,473           706,790
 2/28/2005     750,551         707,085          653,822           703,771
 3/31/2005     749,501         708,004          651,644           704,400
 4/30/2005     761,193         720,890          662,102           717,852
 5/31/2005     767,359         726,657          669,770           722,788
 6/30/2005     770,581         729,491          673,544           725,863
 7/31/2005     755,863         714,464          665,416           710,625
 8/31/2005     772,039         731,254          675,230           727,024
 9/30/2005     769,567         729,133          667,240           726,006



Data quoted reflects past performance and cannot guarantee future results. Average annual total returns assume reinvestment of dividends and capital gains distributions. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. For performance current to the most recent month end, please visit the Loomis Sayles website. Current performance may be higher or lower than quoted.

For illustrative purposes, the chart above reflects the growth of a hypothetical investment in the Fund's previous benchmark through September 30, 2005. The performance of the new Benchmark was linked to the former Benchmark at its inception date of March 31, 1997. Similarly, return data is not available for the Lipper Treasury Inflation Protected Securities Funds Index prior to July 31, 2003. For illustrative purposes, the chart above reflects the growth of a hypothetical investment in the Lehman U.S. Government Bond Index up until July 31, 2003, after which the hypothetical growth represents the performance of the Lipper Treasury Inflation Protected Securities Funds Index.

Returns do not reflect the taxes that a shareholder would pay on fund distributions or the redemption of shares. Performance data reflects certain fee waivers and reimbursements. Without such waivers, performance would be lower. On December 15, 2004, the Fund's Benchmark was changed from the Lehman U.S. Government Bond Index to the Lehman U.S. Treasury Inflation Protected Securities Index. Return data for the Fund's new Benchmark is not available prior to March 31, 1997.

(a) Since index performance data is not available coincident with the Fund's inception date, comparative performance is presented from the month end closest to the Fund's inception date. (b) See page 15 for a description of the indexes.
(c) The mountain chart is based on the Fund's minimum initial investment of $250,000.

WHAT YOU SHOULD KNOW

Securities issued by U.S. government agencies are not issued, and may not be guaranteed by the U.S. government.

Effective December 15, 2004, the Fund's name and investment strategy changed. The Fund is now named the Loomis Sayles Inflation Protected Securities Fund, and its strategy emphasizes inflation-protected debt securities issued by the U.S. Treasury (TIPS). The principal value of the types of securities are periodically adjusted according to the rate of inflation and repayment of the original bonds is guaranteed by the U.S. government.

ADDITIONAL INFORMATION

INDEX DEFINITIONS
Indexes are unmanaged and do not have expenses that affect results, unlike mutual funds. Index returns are adjusted for the reinvestment of capital gain distributions and income dividends. It is not possible to invest directly in an index.
Lipper BBB Rated Funds Index is an equally weighted index of typically the 30 largest mutual funds within the corporate debt funds BBB-rated investment objective.
Lipper Global Income Funds Index is an equally weighted index of typically the 30 largest mutual funds within the global income funds investment objective. Lipper High Current Yield Funds Index is an equally weighted unmanaged index of typically the 30 largest mutual funds within the high current yield funds investment objective.
Lipper Intermediate Investment Grade Index is an equally weighted unmanaged index of the 30 largest mutual funds within the intermediate investment grade debt funds investment objectives.
Lipper Treasury Inflation Protected Securities Funds Index is an equally weighted index of typically the 30 largest mutual funds within the treasury inflation protected securities funds investment objective.
Source: Lipper, Inc.

Lehman U.S. Government/Credit Index includes treasuries (public obligations of the U.S. Treasury that have remaining maturities of more than one year) and agencies (publicly issued debt of U.S. Government agencies, quasi-federal corporations, and corporate or foreign debt guaranteed by the U.S. Government) as well as other publicly issued investment grade corporate and foreign debentures that meet specified maturity, liquidity, and quality requirements. Lehman U.S. Government/Credit Intermediate Index includes securities which have a remaining maturity of 1-10 years and includes Treasuries (public obligations of the U.S. Treasury that have remaining maturities of more than one year) and agencies (publicly issued debt of U.S. Government agencies, quasi-federal corporations, and corporate or foreign debt guaranteed by the U.S. Government), as well as other publicly issued investment grade corporate and non-corporate debentures that meet specified maturity, liquidity, and quality requirements. Lehman Global Aggregate Bond Index covers the most liquid portion of the global investment grade fixed-rate bond market, including government, credit and collateralized securities.
Lehman U.S. Government Bond Index includes treasuries (public obligations of the U.S. Treasury that have remaining maturities of more than one year) and agencies (publicly issued debt of U.S. Government agencies, quasi-federal corporations, and corporate or foreign debt guaranteed by the U.S. Government). Lehman High Yield Index covers the universe of fixed rate, non-investment grade debt. Pay-in-kind bonds, Eurobonds, and debt issues from countries designated as emerging markets (e.g., Argentina, Brazil, Venezuela, etc.) are excluded, but Canadian and global bonds (SEC registered) of issuers in non-EMG countries are included. Original issue zeroes, step-up coupon structures, and 144As are also included.
Lehman U.S. Treasury Inflation Protected Securities Index measures the performance of the inflation protected securities issued by the U.S. Treasury.

PROXY VOTING INFORMATION
A description of the Funds' proxy voting policies and procedures is available without charge, upon request, (i) by calling Loomis Sayles at 800-633-3330;
(ii) on the Funds' website, www.loomissayles.com, and (iii) on the SEC's website at www.sec.gov. Information about how the Funds voted proxies relating to portfolio securities during the 12 months ended June 30, 2005 is available on (i) the Funds' website and (ii) the SEC's website.

QUARTERLY PORTFOLIO SCHEDULES
The Funds file a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Funds' Forms N-Q are available on the SEC's website at www.sec.gov and may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

UNDERSTANDING YOUR FUND'S EXPENSES

As a mutual fund shareholder you incur two types of costs: (1) transaction costs, including redemption fees and certain exchange fees; and (2) ongoing costs, including management fees, distribution and/or service fees (12b-1 fees), and other Fund expenses. These costs are described in more detail in each Fund's prospectus. The examples below are intended to help you understand the ongoing costs of investing in the Funds and help you compare these with the ongoing costs of investing in other mutual funds.

The first line in the table for each Class of shares shows the actual amount of Fund expenses you would have paid on a $1,000 investment in the Fund from April 1, 2005 through September 30, 2005. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual Fund returns and expenses. To estimate the expenses you paid over the period, simply divide your account value by $1,000 (for example $8,600 account value divided by $1,000 = 8.6) and multiply the result by the number in the Expenses Paid During Period column as shown below for your Class.

The second line in the table for each Class of Fund shares provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratios and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid on your investment for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

LOOMIS SAYLES BOND FUND

                                                     Beginning               Ending               Expenses Paid
                                                   Account Value          Account Value           During Period*
Institutional Class                                   4/1/05                 9/30/05             4/1/05 - 9/30/05
               -------------------                 -------------          -------------          ----------------
Actual                                               $1,000.00              $1,045.50                 $3.85
Hypothetical (5% return before expenses)             $1,000.00              $1,021.31                 $3.80

Retail Class
------------
Actual                                               $1,000.00              $1,044.00                 $5.12
Hypothetical (5% return before expenses)             $1,000.00              $1,020.05                 $5.06

Admin Class
-----------
Actual                                               $1,000.00              $1,042.60                 $6.40
Hypothetical (5% return before expenses)             $1,000.00              $1,018.80                 $6.33
*Expenses are equal to the Fund's annualized expense ratio of 0.75%, 1.00% and 1.25% for the Institutional, Retail and
 Admin Class, respectively, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the half-year period).

LOOMIS SAYLES FIXED INCOME FUND

                                                     Beginning               Ending               Expenses Paid
                                                   Account Value          Account Value           During Period*
Institutional Class                                   4/1/05                 9/30/05             4/1/05 - 9/30/05
               -------------------                 -------------          -------------          ----------------
Actual                                               $1,000.00              $1,045.20                 $3.33
Hypothetical (5% return before expenses)             $1,000.00              $1,021.81                 $3.29
*Expenses are equal to the Fund's annualized expense ratio of 0.65% for the Institutional Class, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the half-year period).

LOOMIS SAYLES GLOBAL BOND FUND

                                                       Beginning                 Ending                Expenses Paid
                                                     Account Value            Account Value            During Period*
Institutional Class                                     4/1/05                   9/30/05              4/1/05 - 9/30/05
                -------------------                  -------------            -------------           ----------------
Actual                                                 $1,000.00                $  989.20                  $3.74
Hypothetical (5% return before expenses)               $1,000.00                $1,021.31                  $3.80

Retail Class
------------
Actual                                                 $1,000.00                $  988.50                  $4.98
Hypothetical (5% return before expenses)               $1,000.00                $1,020.05                  $5.06
*Expenses are equal to the Fund's annualized expense ratio of 0.75% and 1.00% for the Institutional and Retail Class,
 respectively, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the half-year period).

LOOMIS SAYLES INSTITUTIONAL HIGH INCOME FUND

                                                     Beginning               Ending               Expenses Paid
                                                   Account Value          Account Value           During Period*
Institutional Class                                   4/1/05                 9/30/05             4/1/05 - 9/30/05
               -------------------                 -------------          -------------          ----------------
Actual                                               $1,000.00              $1,065.60                 $3.88
Hypothetical (5% return before expenses)             $1,000.00              $1,021.31                 $3.80
*Expenses are equal to the Fund's annualized expense ratio of 0.75% for the Institutional Class, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the half-year period).

LOOMIS SAYLES INTERMEDIATE DURATION FIXED INCOME FUND

                                                     Beginning               Ending               Expenses Paid
                                                   Account Value          Account Value           During Period*
Institutional Class                                   4/1/05                 9/30/05             4/1/05 - 9/30/05
               -------------------                 -------------          -------------          ----------------
Actual                                               $1,000.00              $1,017.80                 $2.18
Hypothetical (5% return before expenses)             $1,000.00              $1,022.91                 $2.18
*Expenses are equal to the Fund's annualized expense ratio of 0.43% for the Institutional Class, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the half-year period).

LOOMIS SAYLES INVESTMENT GRADE FIXED INCOME FUND

                                                     Beginning               Ending               Expenses Paid
                                                   Account Value          Account Value           During Period*
Institutional Class                                   4/1/05                 9/30/05             4/1/05 - 9/30/05
               -------------------                 -------------          -------------          ----------------
Actual                                               $1,000.00              $1,026.90                 $2.79
Hypothetical (5% return before expenses)             $1,000.00              $1,022.31                 $2.79
*Expenses are equal to the Fund's annualized expense ratio of 0.55% for the Institutional Class, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the half-year period).

LOOMIS SAYLES INFLATION PROTECTED SECURITIES FUND

                                                     Beginning               Ending               Expenses Paid
                                                   Account Value          Account Value           During Period*
Institutional Class                                   4/1/05                 9/30/05             4/1/05 - 9/30/05
               -------------------                 -------------          -------------          ----------------
Actual                                               $1,000.00              $1,026.00                 $2.44
Hypothetical (5% return before expenses)             $1,000.00              $1,022.66                 $2.43
*Expenses are equal to the Fund's annualized expense ratio of 0.48% for the Institutional Class, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the half-year period).

BOARD APPROVAL OF THE EXISTING ADVISORY AGREEMENTS

The Board of Trustees, including the Independent Trustees, considers matters bearing on each Fund's advisory agreement (the "Agreements") at most of its meetings throughout the year. Once a year, usually in the spring, the Contract Review and Governance Committee of the Board meets to review the Agreements to determine whether to recommend that the full Board approve the continuation of the Agreements for an additional one-year period. After the Committee has made its recommendation, the full Board, including the Independent Trustees, determines whether to approve the continuation of the Agreements.

In connection with these meetings, the Trustees receive materials that the Funds' investment adviser believes to be reasonably necessary for the Trustees to evaluate the Agreements. These materials generally include, among other items, (i) information on the investment performance of the Funds and the performance of peer groups of funds and the Funds' performance benchmarks,
(ii) information on the Funds' advisory fees and other expenses, including information comparing the Funds' expenses to those of peer groups of funds and information about any applicable expense caps and fee "breakpoints,"
(iii) sales and redemption data in respect of the Funds, (iv) information about the profitability of the Agreements to the Funds' adviser (the "Adviser"), and
(v) information obtained through the completion of a questionnaire by the Adviser (the Trustees are consulted as to the information requested through that questionnaire). The Board of Trustees, including the Independent Trustees, may also consider other material facts such as (i) the Adviser's financial results and financial condition, (ii) each Fund's investment objective and strategies and the size, education and experience of the Adviser's investment staff and its use of technology, external research and trading cost measurement tools, (iii) arrangements in respect of the distribution of the Funds' shares,
(iv) the procedures employed to determine the value of the Funds' assets,
(v) the allocation of the Funds' brokerage, if any, including allocations to brokers affiliated with the Adviser and the use of "soft" commission dollars to pay Fund expenses and to pay for research and other similar services, (vi) the resources devoted to, and the record of compliance with, the Funds' investment policies and restrictions, policies on personal securities transactions and other compliance policies, and (vii) the general economic outlook with particular emphasis on the mutual fund industry. Throughout the process, the Trustees are afforded the opportunity to ask questions of and request additional materials from the Adviser and its affiliates.

The Board of Trustees most recently approved the continuation of the Agreements at their meeting held in May 2005. In considering whether to approve the continuation of the Agreements, the Board of Trustees, including the Independent Trustees, did not identify any single factor as determinative. Matters considered by the Trustees, including the Independent Trustees, in connection with their approval of the Agreements included the following:

The nature, extent and quality of the services provided to the Funds under the Agreements. The Trustees considered the nature, extent and quality of the services provided by the Adviser and its affiliates to the Funds and the resources dedicated to the Funds by the Adviser and its affiliates. The
Trustees considered not only the advisory services provided by the Adviser but also the services provided by the Adviser's affiliates to the Funds, including the monitoring and board reporting services provided. For each Fund, the Trustees also considered the benefits to shareholders of investing in a mutual fund that is part of a family of funds offering a variety of investment disciplines and providing for a variety of fund and shareholder services. After reviewing these and related factors, the Trustees concluded, within the context of their overall conclusions regarding each of the Agreements, that the nature, extent and quality of services provided supported the renewal of the Agreements.

Investment performance of the Funds and the Adviser. As noted above, the Trustees received information about the performance of the Funds over various time periods, including information which compared the performance of the Funds to the performance of peer groups of funds and the Funds' respective performance benchmarks. In addition, the Trustees also reviewed data prepared by an independent third party which analyzed the performance of the Funds using a variety of performance metrics, including metrics which also measured the performance of the Funds on a risk adjusted basis.

After reviewing the information with respect to each Fund, the Board concluded that the Fund's performance supported the renewal of the Agreement relating to that Fund. In the case of each Fund that had performance that lagged that of a relevant peer group for certain (although not necessarily all) periods, the Board concluded that other factors relevant to performance supported renewal of the Funds' Agreements. These factors varied from Fund to Fund, but included one or more of the following: (1) that the Fund's performance, although lagging in certain recent periods, was strong over the longer term; (2) that the underperformance was attributable, to a significant extent, to investment decisions by the Fund's Adviser that was reasonable and consistent with the Fund's investment objective and policies; (3) that the Fund's performance was competitive when compared to other relevant performance benchmarks or peer groups; (4) that the Fund's Adviser has taken or is taking steps designed to help improve the Fund's investment performance; and (5) that the Fund's advisory fee has recently been, or is proposed to be, reduced, with the goal of helping the Fund's net return to shareholders become more competitive.

The Trustees also considered the Adviser's performance and reputation generally, these Funds' performance as a fund family generally, and the historical responsiveness of the Adviser and its affiliates to Trustee concerns about performance and the willingness of the Adviser to take steps intended to improve performance.

After reviewing these and related factors, the Trustees concluded, within the context of their overall conclusions regarding each of the Agreements, that the performance of the Funds and the Adviser supported the renewal of the Agreements.

The costs of the services to be provided and profits to be realized by the Adviser and its affiliates from their respective relationships with the Funds. The Trustees considered the fees charged to the Funds for advisory services as well as the total expense levels of the Funds. This information included comparisons (provided both by management and also by an independent third party) of the Funds' advisory fees and total expense levels to those of their peer groups and information about the advisory fees charged by the Adviser to comparable accounts. In considering the fees charged to comparable accounts, the Trustees considered, among other things, management's representations about the differences between managing mutual funds as compared to other types of accounts, including the additional resources required to effectively manage mutual fund assets. In evaluating each Fund's advisory fees, the Trustees also took into account the demands, complexity and quality of the investment management of such Fund. The Trustees considered management's recommendations regarding reductions in advisory fee rates, implementation of advisory fee breakpoints and reductions of expense caps, which impacted four of the Funds and resulted in substantial estimated annual savings to the Funds. The Trustees also noted management's stated justification for the fees charged to the funds, which included information about the performance of the Funds, the services provided to the Funds and management's view as to why it was appropriate that some funds bear advisory fees greater than their peer group median.

The Trustees also considered the compensation directly or indirectly received by the Adviser and its affiliates from their relationships with the Funds. The Trustees reviewed information provided by management as to the profitability of the Adviser and its affiliates' relationships with the Funds, and information about the allocation of expenses used to calculate profitability. When reviewing profitability, the Trustees also considered information about court cases in which adviser profitability was an issue in whole or in part, the performance of the relevant Funds, the expense levels of the Funds, and whether the Adviser had implemented breakpoints and/or expense caps with respect to such Funds.

After reviewing these and related factors, the Trustees concluded, within the context of their overall conclusions regarding each of the Agreements, that the advisory fee charged to each of the Funds was fair and reasonable, and that the costs of these services generally and the related profitability of the Adviser and its affiliates in respect of their relationships with the Funds supported the renewal of the Agreements.

Economies of Scale. The Trustees considered the existence of any economies of scale in the provision of services by the Adviser and whether those economies are shared with the Funds through breakpoints in their investment advisory fee or other means, such as expense waivers. The Trustees noted that the Funds benefited from breakpoints and/or expense caps. In considering these issues, the Trustees also took note of the costs of the services provided (both on an absolute and a relative basis) and the profitability to the Adviser and its affiliates of their relationships with the Funds, as discussed above.

After reviewing these and related factors, the Trustees considered, within the context of their overall conclusions regarding each of the Agreements, that the extent to which economies of scale were shared with the Funds supported the renewal of the Agreements.

The Trustees also considered other factors, which included but were not limited to the following:

.. whether each Fund has operated in accordance with its investment objective and the Fund's record of compliance with its investment restrictions, and the compliance programs of the Funds and the Adviser. They also considered the compliance related resources the Adviser and its affiliates were providing to the Funds.
.. the nature, quality, cost and extent of administrative and shareholder services performed by the Adviser and its affiliates, both under the Agreements and under separate agreements covering transfer agency and administrative services.
.. so-called "fallout benefits" to the Adviser and its affiliates, such as the engagement of affiliates of the Adviser to provide distribution, brokerage and transfer agency services to the Funds, and the benefits of research made available to the Adviser by reason of brokerage commissions generated by the Funds' securities transactions. The Trustees also considered the fact that Loomis Sayles' parent company benefits from the retention of affiliated service providers. The Trustees considered the possible conflicts of interest associated with these fallout and other benefits, and the reporting, disclosure and other processes in place to disclose and monitor such possible conflicts of interest.

Based on their evaluation of all factors that they deemed to be material, including those factors described above, and assisted by the advice of independent counsel, the Trustees, including the Independent Trustees, concluded that each of the existing advisory agreements should be continued through June 30, 2006.

PORTFOLIO OF INVESTMENTS - AS OF SEPTEMBER 30, 2005

LOOMIS SAYLES BOND FUND


                                                        PRINCIPAL AMOUNT      VALUE (A)
---------------------------------------------------------------------------------------

BONDS AND NOTES - 92.5% OF TOTAL NET ASSETS

NON-CONVERTIBLE BONDS - 87.6%

AIRLINES - 1.5%
American Airlines, Inc., 6.978%, 4/01/2011          USD        2,904,616 $    2,941,874
American Airlines, Inc., 7.324%, 4/15/2011                     1,255,000      1,099,577
American Airlines, Inc., Class B,
 8.608%, 4/01/2011                                             1,380,000      1,291,567
American Airlines, Inc., Series 1999-1,
 7.024%, 4/15/2011                                             1,000,000      1,013,153
American Airlines, Inc., Series 93A6,
 8.040%, 9/16/2011                                             3,261,957      2,890,453
Continental Airlines, Inc., 6.703%, 6/15/2021                  4,557,147      4,329,622
Continental Airlines, Inc., Series 1997-4A,
 6.900%, 1/02/2018                                             2,890,687      2,825,323
Continental Airlines, Inc., Series 1997-4B,
 6.900%, 1/02/2017                                             3,791,475      3,243,053
Continental Airlines, Inc., Series 1998-1, Class B,
 6.748%, 3/15/2017                                             2,123,998      1,837,258
Continental Airlines, Inc., Series 1998-1A,
 6.648%, 9/15/2017                                             7,083,194      6,846,512
Continental Airlines, Inc., Series 1991-1A,
 6.545%, 8/02/2020                                             4,362,217      4,277,238
Continental Airlines, Inc., Series 1999-1B,
 6.795%, 8/02/2018                                             4,645,547      4,019,938
Continental Airlines, Inc., Series 1999-1C,
 6.954%, 8/02/2009                                             7,566,076      6,630,053
Continental Airlines, Inc., Series 1999-2, Class B,
 7.566%, 3/15/2020                                             1,960,652      1,705,147
Continental Airlines, Inc., Series 2000-2,
 7.487%, 7/02/2012                                               825,000        821,403
Continental Airlines, Inc., Series 2000-2,
 7.707%, 10/02/2022                                            5,209,123      5,167,192
Continental Airlines, Inc., Series 2000-2,
 8.307%, 10/02/2019                                            5,775,885      5,100,978
Continental Airlines, Inc., Series 2001-1B,
 7.373%, 6/15/2017                                             2,924,756      2,555,236
Northwest Airlines Corp., Series 992 B,
 7.950%, 3/01/2015(d)                                            172,576        131,435
US Airways, 6.850%, 1/30/2018                                  1,203,432      1,197,193
                                                                         --------------
                                                                             59,924,205
                                                                         --------------
AUTOMOTIVE - 1.8%
Cummins Engine Co., Inc., 7.125%, 3/01/2028                    3,000,000      3,045,000
Dana Corp., 7.000%, 3/15/2028                                    845,000        642,792
Dana Corp., 7.000%, 3/01/2029                                    340,000        258,916
Delphi Automotive Systems Corp.,
 7.125%, 5/01/2029(d)(h)                                      14,175,000      9,072,000
Delphi Corp., 6.550%, 6/15/2006(h)                               350,000        257,250
Ford Motor Co., 6.625%, 10/01/2028                             1,500,000      1,083,750
Ford Motor Co., 6.375%, 2/01/2029                              1,500,000      1,076,250
Ford Motor Credit Co., 7.375%, 10/28/2009                        500,000        482,973
General Motors Acceptance Canada,
 6.625%, 12/17/2010                                 GBP          500,000        795,209
General Motors Acceptance Corp.,
 4.558%, 7/16/2007(f)                               USD        7,500,000      7,293,180
General Motors Acceptance Corp.,
 4.670%, 3/20/2007(f)(h)                                      26,650,000     26,090,723

PORTFOLIO OF INVESTMENTS - AS OF SEPTEMBER 30, 2005

                                                  PRINCIPAL AMOUNT    VALUE (A)
-------------------------------------------------------------------------------

BONDS AND NOTES - CONTINUED

AUTOMOTIVE - CONTINUED
General Motors Acceptance Corp.,
 5.625%, 5/15/2009(h)                         USD        2,040,000 $  1,870,207
General Motors Acceptance Corp.,
 6.375%, 12/07/2007                           GBP          500,000      857,471
General Motors Acceptance Corp.,
 6.875%, 8/28/2012(h)                         USD          200,000      178,991
General Motors Acceptance Corp.,
 7.000%, 12/07/2005                           GBP        4,315,000    7,625,253
General Motors Acceptance Corp.,
 7.500%, 12/01/2006                           NZD          600,000      396,801
General Motors Corp., 6.750%, 5/01/2028       USD          500,000      346,250
General Motors Nova Finance,
 8.875%, 7/10/2023                            GBP          700,000      937,971
GMAC International Finance BV,
 8.000%, 3/14/2007                            NZD        1,147,000      777,410
Goodyear Tire & Rubber Co.,
 7.000%, 3/15/2028                            USD        1,775,000    1,437,750
Goodyear Tire & Rubber Co.,
 9.000%, 7/01/2015, 144A                                 3,460,000    3,408,100
Hertz Corp., 6.350%, 6/15/2010                           4,255,000    4,023,647
Hertz Corp., 6.900%, 8/15/2014(h)                        1,560,000    1,444,885
Hertz Corp., 7.625%, 6/01/2012                             265,000      254,428
                                                                   ------------
                                                                     73,657,207
                                                                   ------------

BANKING - 6.9%
Barclays Finance LLC, 4.060%, 9/16/2010, 144A KRW   38,370,000,000   35,981,022
Barclays Financial LLC,
 4.100%, 3/22/2010, 144A                      THB      917,000,000   20,949,468
Barclays Financial LLC,
 4.160%, 2/22/2010, 144A                             2,816,000,000   64,559,776
Barclays Financial LLC,
 4.460%, 9/23/2010, 144A                      KRW   48,070,000,000   45,853,298
CIT Group, Inc., 5.500%, 12/01/2014           GBP        6,750,000   12,185,843
HSBC Bank USA, 3.310%, 8/25/2010, 144A        USD       41,250,000   41,778,000
J.P. Morgan Chase & Co., Zero Coupon Bond,
 5/10/2010, 144A                              BRL      241,667,000   58,090,453
                                                                   ------------
                                                                    279,397,860
                                                                   ------------
BROKERAGE - 0.2%
Morgan Stanley, 5.375%, 11/14/2013            GBP        5,000,000    9,027,212
                                                                   ------------
CHEMICALS - 1.1%
Borden, Inc., 7.875%, 2/15/2023(h)            USD       23,759,000   19,007,200
Borden, Inc., 9.200%, 3/15/2021                          5,925,000    5,391,750
IMC Global, Inc., 6.875%, 7/15/2007(h)                   5,990,000    6,087,338
IMC Global, Inc., 7.300%, 1/15/2028                      5,860,000    6,021,150
IMC Global, Inc., 7.375%, 8/01/2018                      7,525,000    7,722,531
                                                                   ------------
                                                                     44,229,969
                                                                   ------------
CONSTRUCTION MACHINERY - 0.1%
Great Lakes Dredge & Dock Corp.,
 7.750%, 12/15/2013(h)                                   3,590,000    3,293,825
United Rentals North America, Inc.,
 7.000%, 2/15/2014(h)                                      500,000      463,750
                                                                   ------------
                                                                      3,757,575
                                                                   ------------

                                                PRINCIPAL AMOUNT    VALUE (A)
-----------------------------------------------------------------------------

BONDS AND NOTES - CONTINUED

CONSUMER PRODUCTS - 0.3%
Bausch & Lomb, Inc., 7.125%, 8/01/2028      USD       12,705,000 $ 13,688,824
                                                                 ------------
ELECTRIC - 2.9%
AES Corp., 7.750%, 3/01/2014(h)                        4,875,000    5,167,500
AES Corp., 8.375%, 3/01/2011                GBP        1,990,000    3,615,259
AES Corp., 8.875%, 2/15/2011(h)             USD          315,000      341,775
AES Corp., 8.875%, 11/01/2027                         11,665,000   12,714,850
Calpine Canada Energy Finance,
 8.500%, 5/01/2008(h)                                 20,660,000   12,344,350
Calpine Canada Energy Finance,
 8.750%, 10/15/2007                         CAD          500,000      266,667
Calpine Corp., 7.750%, 4/15/2009(h)         USD       18,565,000    9,653,800
Calpine Corp., 7.875%, 4/01/2008(h)                    1,000,000      590,000
Calpine Corp., 8.500%, 2/15/2011(h)                   18,265,000    9,680,450
Calpine Corp., 8.625%, 8/15/2010(h)                    7,173,000    3,765,825
Commonwealth Edison Co.,
 4.750%, 12/01/2011(i)                                   470,000      456,314
Dynegy Holdings, Inc., 7.125%, 5/15/2018               2,295,000    2,122,875
Dynegy Holdings, Inc., 7.625%, 10/15/2026              5,650,000    5,226,250
Edison Mission Energy, 7.730%, 6/15/2009               1,835,000    1,935,925
Empresa Nacional de Electricidad SA
 (Endesa-Chile), 7.875%, 2/01/2027                    11,581,000   12,465,638
Enersis SA, 7.375%, 1/15/2014(h)                       3,435,000    3,629,541
Enersis SA, 7.400%, 12/01/2016                         7,650,000    8,153,057
NGC Corporation Capital Trust I, Series B,
 8.316%, 6/01/2027(h)                                  7,125,000    6,394,687
Power Receivables Finance LLC,
 6.290%, 1/01/2012, 144A(e)                            3,199,339    3,274,012
Quezon Power Philippines Co.,
 8.860%, 6/15/2017                                     7,028,438    6,852,726
Salton Sea Funding Corp., Series E,
 8.300%, 5/30/2011                                     1,886,622    2,045,462
Salton Sea Funding Corp., Series F,
 7.475%, 11/30/2018                                      224,346      244,265
Southern California Edison Co.,
 7.625%, 1/15/2010(h)                                  2,000,000    2,203,848
Texas-New Mexico Power Co.,
 6.250%, 1/15/2009                                     1,000,000    1,035,222
TXU Corp., Series P, 5.550%, 11/15/2014(h)               320,000      303,785
TXU Corp., Series R, 6.550%, 11/15/2034(h)             2,810,000    2,607,966
                                                                 ------------
                                                                  117,092,049
                                                                 ------------
FOREIGN AGENCY - 0.2%
Pemex Project Funding Master Trust,
 8.625%, 2/01/2022                                     1,580,000    1,931,550
Pemex Project Funding Master Trust,
 8.625%, 12/01/2023, 144A                              6,485,000    7,895,488
                                                                 ------------
                                                                    9,827,038
                                                                 ------------
FOREIGN LOCAL GOVERNMENTS - 6.5%
Ontario Hydro, Zero Coupon Bond, 11/27/2020 CAD        1,507,000      629,569
Province of Alberta, 5.930%, 9/16/2016                23,013,329   21,791,891
Province of British Columbia,
 5.250%, 12/01/2006                                   26,460,000   23,259,990

PORTFOLIO OF INVESTMENTS - AS OF SEPTEMBER 30, 2005

                                                PRINCIPAL AMOUNT    VALUE (A)
-----------------------------------------------------------------------------

BONDS AND NOTES - CONTINUED

FOREIGN LOCAL GOVERNMENTS - CONTINUED
Province of British Columbia,
 6.000%, 6/09/2008                          CAD       66,745,000 $ 61,117,751
Province of Manitoba, 4.450%, 12/01/2008               1,640,000    1,449,210
Province of Manitoba, 5.750%, 6/02/2008               74,125,000   67,438,128
Province of Ontario, 3.500%, 9/08/2006                52,020,000   44,831,619
Province of Ontario, 5.700%, 12/01/2008               25,000,000   22,871,398
Province of Ontario, 5.900%, 3/08/2006                 8,755,000    7,622,988
Province of Saskatchewan, 5.500%, 6/02/2008              775,000      700,773
Province of Saskatchewan, 6.000%, 6/01/2006           16,570,000   14,512,469
                                                                 ------------
                                                                  266,225,786
                                                                 ------------
GOVERNMENT AGENCIES - 5.7%
Federal Home Loan Mortgage Corp.,
 2.875%, 5/15/2007(h)                       USD       35,000,000   34,199,970
Federal Home Loan Mortgage Corp.,
 3.220%, 6/20/2007                          SGD        9,250,000    5,540,045
Federal Home Loan Mortgage Corp.,
 5.000%, 12/01/2031                         USD          488,816      479,886
Federal Home Loan Mortgage Corp.,
 5.500%, 9/15/2011(h)                                 15,000,000   15,697,710
Federal National Mortgage Association,
 Zero Coupon Bond, 10/29/2007               NZD       61,460,000   36,974,193
Federal National Mortgage Association,
 2.290%, 2/19/2009                          SGD      145,900,000   85,485,992
Federal National Mortgage Association,
 2.375%, 2/15/2007(h)                       USD       10,000,000    9,735,900
Federal National Mortgage Association,
 5.250%, 1/15/2009(h)                                 31,665,000   32,396,176
Federal National Mortgage Association,
 5.375%, 11/15/2011                                    7,700,000    8,020,328
Federal National Mortgage Association,
 5.500%, 3/15/2011(h)                                  5,000,000    5,222,415
                                                                 ------------
                                                                  233,752,615
                                                                 ------------
GOVERNMENT OWNED - 0.0%
SLM Corp., 6.500%, 6/15/2010                NZD        1,010,000      691,680
                                                                 ------------
HEALTHCARE - 0.8%
Columbia/HCA Healthcare Corp.,
 7.050%, 12/01/2027                         USD        9,530,000    9,001,199
Columbia/HCA Healthcare Corp.,
 7.190%, 11/15/2015                                    4,500,000    4,650,278
Columbia/HCA Healthcare Corp.,
 7.500%, 12/15/2023                                    1,965,000    1,951,396
Columbia/HCA Healthcare Corp.,
 7.580%, 9/15/2025                                     1,300,000    1,288,186
Columbia/HCA Healthcare Corp.,
 7.690%, 6/15/2025                                     5,000,000    5,024,900
Columbia/HCA Healthcare Corp.,
 7.750%, 7/15/2036                                     1,000,000      991,825
HCA, Inc., 5.750%, 3/15/2014(h)                        2,750,000    2,621,223
HCA, Inc., 6.250%, 2/15/2013                           3,000,000    2,965,320
HCA, Inc., 6.300%, 10/01/2012                          2,500,000    2,484,952
HCA, Inc., 7.500%, 11/06/2033                          1,000,000      997,692
                                                                 ------------
                                                                   31,976,971
                                                                 ------------

                                                    PRINCIPAL AMOUNT   VALUE (A)
--------------------------------------------------------------------------------

BONDS AND NOTES - CONTINUED

HOME CONSTRUCTION - 0.0%
Pulte Corp., 7.300%, 10/24/2005                 USD        1,000,000 $ 1,001,255
                                                                     -----------
INDEPENDENT/ENERGY - 0.6%
Astoria Depositor Corp.,
 8.144%, 5/01/2021, 144A                                  19,355,000  19,232,096
Pioneer Natural Resource Co.,
 5.875%, 7/15/2016                                         4,720,000   4,643,795
                                                                     -----------
                                                                      23,875,891
                                                                     -----------
INTEGRATED/ENERGY - 1.4%
Cerro Negro Finance Ltd.,
 7.900%, 12/01/2020, 144A                                 38,955,000  37,104,637
Petrozuata Finance, Inc.,
 8.220%, 4/01/2017, 144A                                  17,708,000  16,911,140
Phillips 66 Capital Trust II, 8.000%, 1/15/2037            1,000,000   1,072,558
                                                                     -----------
                                                                      55,088,335
                                                                     -----------
LIFE INSURANCE - 0.5%
ASIF Global Financing XXVII,
 2.380%, 2/26/2009, 144A                        SGD       38,400,000  22,475,432
                                                                     -----------
MEDIA CABLE - 0.4%
Comcast Corp., 5.500%, 3/15/2011                USD        3,000,000   3,057,180
CSC Holdings, Inc., 7.875%, 2/15/2018                      1,550,000   1,480,250
NTL Cable Plc, 9.750%, 4/15/2014                GBP        6,005,000  10,671,051
Shaw Communications, Inc.,
 7.500%, 11/20/2013                             CAD          930,000     871,040
                                                                     -----------
                                                                      16,079,521
                                                                     -----------
METALS & MINING - 0.4%
AK Steel Corp., 7.750%, 6/15/2012(h)            USD        6,520,000   6,014,700
Vale Overseas Ltd., 8.250%, 1/17/2034                     10,730,000  12,098,075
                                                                     -----------
                                                                      18,112,775
                                                                     -----------
NON-CAPTIVE DIVERSIFIED - 1.2%
General Electric Capital Corp.,
 6.125%, 5/17/2012                              GBP       14,715,000  27,955,484
General Electric Capital Corp.,
 6.500%, 9/28/2015                              NZD       25,425,000  17,223,677
General Electric Capital Corp., Series EMTN,
 1.725%, 6/27/2008                              SGD        4,250,000   2,455,297
                                                                     -----------
                                                                      47,634,458
                                                                     -----------
OIL FIELD SERVICES - 0.3%
North America Energy Partners, Inc.,
 8.750%, 12/01/2011(h)                          USD        6,445,000   6,122,750
Pecom Energia SA, 8.125%, 7/15/2010, 144A                  5,640,000   6,034,800
                                                                     -----------
                                                                      12,157,550
                                                                     -----------
PACKAGING - 0.1%
Owens-Illinois, Inc., 7.800%, 5/15/2018(h)                 4,315,000   4,336,575
                                                                     -----------
PAPER - 1.2%
Abitibi-Consolidated, Inc., 7.500%, 4/01/2028              6,220,000   5,255,900
Fort James Corp., 7.750%, 11/15/2023                       2,500,000   2,756,250
Georgia-Pacific Corp. (Timber Group),
 7.250%, 6/01/2028(h)                                      6,165,000   6,342,244

PORTFOLIO OF INVESTMENTS - AS OF SEPTEMBER 30, 2005

                                                 PRINCIPAL AMOUNT    VALUE (A)
------------------------------------------------------------------------------

BONDS AND NOTES - CONTINUED

PAPER - CONTINUED
Georgia-Pacific Group, 7.375%, 12/01/2025(h) USD       15,885,000 $ 16,520,400
Georgia-Pacific Group, 7.750%, 11/15/2029(h)           13,855,000   14,859,487
International Paper Co., 4.250%, 1/15/2009              2,000,000    1,956,394
                                                                  ------------
                                                                    47,690,675
                                                                  ------------
PHARMACEUTICALS - 0.7%
Elan Financial Plc, 7.750%, 11/15/2011, 144A           16,815,000   14,797,200
Pharma Service Intermediate Holding Corp.,
 Zero Coupon Bond,
 (Step to 11.500% on 4/01/09), 4/01/2014(e)            17,500,000   12,950,000
                                                                  ------------
                                                                    27,747,200
                                                                  ------------
PIPELINES - 1.1%
Coastal Corp., 6.375%, 2/01/2009(h)                     3,810,000    3,714,750
Coastal Corp., 6.950%, 6/01/2028                       10,639,000    9,575,100
Coastal Corp., 7.750%, 6/15/2010                        5,190,000    5,293,800
El Paso Corp., 6.750%, 5/15/2009(h)                     8,350,000    8,266,500
El Paso Corp., 7.000%, 5/15/2011(h)                     2,115,000    2,109,713
El Paso Corp., 7.750%, 1/15/2032(h)                     1,500,000    1,511,250
El Paso Energy, 7.800%, 8/01/2031(h)                    1,000,000    1,002,500
Williams Cos., Inc., 7.500%, 1/15/2031                 13,985,000   14,859,062
                                                                  ------------
                                                                    46,332,675
                                                                  ------------
RAILROADS - 0.1%
Missouri Pacific Railroad Co.,
 5.000%, 1/01/2045                                      7,694,000    5,736,423
                                                                  ------------
REAL ESTATE INVESTMENT TRUSTS - 0.3%
Highwoods Realty LP, 7.500%, 4/15/2018                  5,640,000    6,193,685
Istar Financial, Inc., Series REGS,
 5.700%, 3/01/2014                                      5,855,000    5,860,480
                                                                  ------------
                                                                    12,054,165
                                                                  ------------
RESTAURANTS - 0.1%
McDonald's Corp., 3.627%, 10/10/2010         SGD        3,750,000    2,281,628
                                                                  ------------
RETAILERS - 0.9%
Dillard's, Inc., 6.625%, 1/15/2018           USD        1,920,000    1,785,600
Dillard's, Inc., 7.000%, 12/01/2028                     3,125,000    2,875,000
Dillard's, Inc., 7.750%, 7/15/2026                      7,182,000    6,966,540
Dillard's, Inc., 7.750%, 5/15/2027                      1,000,000      970,000
J.C. Penney Co., Inc., 7.125%, 11/15/2023               3,386,000    3,724,600
Toys R Us, 7.375%, 10/15/2018(h)                        7,310,000    5,848,000
Wal-Mart Stores, Inc., 4.750%, 1/29/2013     GBP        4,945,000    8,760,695
Woolworth Corp., 8.500%, 1/15/2022           USD        4,475,000    4,866,562
                                                                  ------------
                                                                    35,796,997
                                                                  ------------
SOVEREIGNS - 15.8%
Canadian Government, 4.250%, 9/01/2008       CAD      173,710,000  152,802,040
Canadian Government, 4.500%, 9/01/2007                197,930,000  173,923,007
Canadian Government, Series WH31,
 6.000%, 6/01/2008                                     58,550,000   53,664,538
Mexican Fixed Rate Bonds, 8.000%, 12/07/2023 MXN      313,400,000   26,969,822
Mexican Fixed Rate Bonds, 9.000%, 12/20/2012        1,050,000,000  100,051,129
Mexican Fixed Rate Bonds,
 10.000%, 12/05/2024                                   90,000,000    9,282,793

                                                  PRINCIPAL AMOUNT    VALUE (A)
-------------------------------------------------------------------------------

BONDS AND NOTES - CONTINUED

SOVEREIGNS - CONTINUED
PF Export Receivables Master Trust,
 6.436%, 6/01/2015, 144A                      USD        2,360,264 $  2,373,339
Republic of Argentina, 2.000%, 9/30/2014      ARS       79,624,200   28,236,308
Republic of Argentina, 8.280%, 12/31/2033(h)  USD          369,887      381,539
Republic of Brazil, 8.250%, 1/20/2034(h)                38,025,000   38,215,125
Republic of Brazil, 8.875%, 4/15/2024(h)                32,625,000   34,810,875
Republic of Brazil, 10.125%, 5/15/2027(h)                5,349,000    6,408,102
Republic of Peru, 5.000%, 3/07/2017(f)                   3,013,500    2,900,494
Republic of South Africa, 12.500%, 12/21/2006 ZAR        5,690,000      939,912
Republic of Uruguay, 7.500%, 3/15/2015(h)     USD        4,356,000    4,464,900
Republic of Uruguay, 7.875%, 1/15/2033(j)                5,137,353    5,041,028
SP Powerassets Ltd., 3.730%, 10/22/2010       SGD        1,000,000      615,202
United Mexican States, 8.375%, 1/14/2011      USD        1,000,000    1,150,000
                                                                   ------------
                                                                    642,230,153
                                                                   ------------
SOVEREIGN NON-CALLABLE - 0.4%
Government of Sweden, Series 1040,
 6.500%, 5/05/2008                            SEK      104,450,000   14,848,208
Government of Sweden, Series 1045,
 5.250%, 3/15/2011                                      10,000,000    1,448,257
                                                                   ------------
                                                                     16,296,465
                                                                   ------------
SUPERMARKETS - 0.5%
Albertson's, Inc., 6.625%, 6/01/2028          USD        2,745,000    2,191,773
Albertson's, Inc., 7.450%, 8/01/2029                    20,410,000   17,605,727
Albertson's Inc., 8.000%, 5/01/2031                      1,700,000    1,548,030
                                                                   ------------
                                                                     21,345,530
                                                                   ------------
SUPRANATIONAL - 5.1%
European Investment Bank,
 Zero Coupon Bond, 9/12/2008, 144A            BRL       10,732,465    3,159,359
Inter-American Development Bank,
 Zero Coupon Bond, 5/11/2009                           297,000,000   78,398,305
Inter-American Development Bank,
 6.000%, 12/15/2017                           NZD      184,525,000  126,003,394
                                                                   ------------
                                                                    207,561,058
                                                                   ------------
TECHNOLOGY - 4.0%
Amkor Technology, Inc., 7.125%, 3/15/2011(h)  USD        8,285,000    7,145,812
Amkor Technology, Inc.,
 10.500%, 5/01/2009(h)                                   1,075,000      913,750
Arrow Electronics, Inc., 6.875%, 7/01/2013(h)           17,380,000   18,678,025
Corning Glass, 8.875%, 3/15/2016                           825,000      997,745
Corning, Inc., 5.900%, 3/15/2014(h)                      9,330,000    9,465,798
Corning, Inc., 6.200%, 3/15/2016                         5,155,000    5,302,423
Corning, Inc., 6.750%, 9/15/2013                        13,600,000   14,566,185
Corning, Inc., 6.850%, 3/01/2029                         3,095,000    3,123,601
Hynix Semiconductor, Inc.,
 9.875%, 7/01/2012, 144A(h)                              6,585,000    7,309,350
Lucent Technologies, Inc.,
 6.450%, 3/15/2029(h)                                   50,370,000   44,073,750
Lucent Technologies, Inc., 6.500%, 1/15/2028               500,000      432,500
Motorola, Inc., 5.800%, 10/15/2008                         445,000      458,355
Motorola, Inc., 7.625%, 11/15/2010                          95,000      107,516
Nortel Networks Corp., 6.875%, 9/01/2023                10,182,000    9,469,260

PORTFOLIO OF INVESTMENTS - AS OF SEPTEMBER 30, 2005

                                                    PRINCIPAL AMOUNT    VALUE (A)
---------------------------------------------------------------------------------

BONDS AND NOTES - CONTINUED

TECHNOLOGY - CONTINUED
Northern Telecom Capital Corp.,
 7.875%, 6/15/2026                              USD        1,900,000 $  1,862,000
Samsung Electronics Co. Ltd.,
 7.700%, 10/01/2027, 144A                                  5,400,000    6,003,990
Sungard Data Systems, Inc.,
 9.125%, 8/15/2013, 144A                                   1,790,000    1,854,888
Sungard Data Systems, Inc.,
 10.250%, 8/15/2015, 144A(h)                               2,570,000    2,602,125
Xerox Capital Trust I, 8.000%, 2/01/2027(h)               25,440,000   26,394,000
Xerox Corp., 7.200%, 4/01/2016                               615,000      670,350
                                                                     ------------
                                                                      161,431,423
                                                                     ------------
TEXTILE - 0.1%
Kellwood Co., 7.625%, 10/15/2017(i)                        2,500,000    2,271,168
                                                                     ------------
TOBACCO - 0.3%
Altria Group, Inc., 7.000%, 11/04/2013                    11,000,000   12,040,193
                                                                     ------------
TRANSPORTATION SERVICES - 2.5%
American President Cos. Ltd.,
 8.000%, 1/15/2024                                        19,104,000   19,605,480
Atlas Air, Inc., 7.200%, 1/02/2019                         4,243,434    4,217,128
Atlas Air, Inc., 9.057%, 1/02/2014(d)                      9,260,147    8,550,264
Atlas Air, Inc., 9.702%, 1/02/2008                           201,720      118,884
Atlas Air, Inc., Series 1999-1A,
 6.880%, 1/02/2011                                         1,585,056    1,524,485
Atlas Air, Inc., Series 1999-1B,
 7.630%, 1/02/2015(d)                                     14,583,603   12,128,032
Atlas Air, Inc., Series 1999-1C,
 8.770%, 1/02/2020(d)                                      1,268,544      692,232
Atlas Air, Inc., Series 2000-1, Class A,
 8.707%, 1/02/2019                                         2,354,744    2,438,926
Atlas Air, Inc., Series A, 7.380%, 1/02/2018              17,068,934   16,994,855
Atlas Air, Inc., Series B, 7.680%, 1/02/2014(d)           34,996,223   29,538,562
Bombardier, Inc., 7.350%, 12/22/2026            CAD        5,185,000    3,688,776
Bombardier, Inc., 7.450%, 5/01/2034, 144A       USD        3,580,000    3,025,100
                                                                     ------------
                                                                      102,522,724
                                                                     ------------
TREASURIES - 18.2%
U.S. Treasury Notes, 1.625%, 10/31/2005(h)                35,000,000   34,953,520
U.S. Treasury Notes, 1.625%, 2/28/2006(h)                 75,000,000   74,323,275
U.S. Treasury Notes, 1.875%, 12/31/2005(h)                16,850,000   16,776,938
U.S. Treasury Notes, 2.375%, 8/15/2006(h)                  2,500,000    2,463,868
U.S. Treasury Notes, 2.500%, 5/31/2006(h)                202,600,000  200,581,901
U.S. Treasury Notes, 2.625%, 5/15/2008(h)                 99,465,000   95,649,622
U.S. Treasury Notes, 2.750%, 6/30/2006(h)                 57,400,000   56,857,398
U.S. Treasury Notes, 2.750%, 7/31/2006(h)                103,755,000  102,640,464
U.S. Treasury Notes, 3.000%, 2/15/2008(h)                100,535,000   97,876,352
U.S. Treasury Notes, 3.625%, 6/30/2007                    50,000,000   49,527,344
U.S. Treasury Notes, 6.500%, 10/15/2006(h)                 9,000,000    9,211,293
                                                                     ------------
                                                                      740,861,975
                                                                     ------------
WIRELESS TELECOMMUNICATION SERVICES - 0.7%
Rogers Wireless, Inc., 6.375%, 3/01/2014(h)                1,895,000    1,904,475
Rogers Wireless, Inc., 7.625%, 12/15/2011       CAD       28,500,000   26,048,387
                                                                     ------------
                                                                       27,952,862
                                                                     ------------

                                                    PRINCIPAL AMOUNT      VALUE (A)
-----------------------------------------------------------------------------------

BONDS AND NOTES - CONTINUED

WIRELINES - 2.7%
Colt Telecom Group Plc, 7.625%, 12/15/2009      EUR        1,500,000 $    1,825,309
Philippine Long Distance Telephone Co.,
 8.350%, 3/06/2017                              USD       13,019,000     13,458,391
Philippine Long Distance Telephone Co.,
 11.375%, 5/15/2012                                          925,000      1,141,219
Qwest Capital Funding, Inc.,
 6.375%, 7/15/2008(h)                                        919,000        898,323
Qwest Capital Funding, Inc.,
 6.500%, 11/15/2018                                       17,425,000     14,462,750
Qwest Capital Funding, Inc.,
 6.875%, 7/15/2028(f)                                     57,725,000     47,478,812
Qwest Capital Funding, Inc.,
 7.000%, 8/03/2009(h)                                      4,995,000      4,882,613
Qwest Capital Funding, Inc.,
 7.250%, 2/15/2011(h)                                      1,820,000      1,733,550
Qwest Capital Funding, Inc., 7.625%, 8/03/2021             5,170,000      4,523,750
Qwest Capital Funding, Inc.,
 7.750%, 2/15/2031(h)                                     14,185,000     12,234,562
Qwest Corp., 7.250%, 9/15/2025                             7,300,000      6,807,250
                                                                     --------------
                                                                        109,446,529
                                                                     --------------

TOTAL NON-CONVERTIBLE BONDS
 (Identified Cost $3,385,873,601)                                     3,565,610,626
                                                                     --------------

CONVERTIBLE BONDS - 4.9%

AIRLINES - 0.2%
AMR Corp., 4.500%, 2/15/2024(h)                            6,425,000      4,441,281
Continental Airlines, Inc., 5.000%, 6/15/2023              4,185,000      2,871,956
                                                                     --------------
                                                                          7,313,237
                                                                     --------------
INDEPENDENT/ENERGY - 0.1%
Devon Energy Corp., 4.900%, 8/15/2008                      1,400,000      1,722,000
Devon Energy Corp., 4.950%, 8/15/2008(h)                   2,600,000      3,198,000
                                                                     --------------
                                                                          4,920,000
                                                                     --------------
MEDIA NONCABLE - 0.1%
Liberty Media Corporation, 3.500%, 1/15/2031               4,780,000      4,738,175
                                                                     --------------
PHARMACEUTICALS - 3.4%
Chiron Corp., 1.625%, 8/01/2033                           31,230,000     30,527,325
Elan Capital Corp., 6.500%, 11/10/2008                     2,390,000      3,241,557
Enzon Pharmaceuticals, Inc., 4.500%, 7/01/2008            20,455,000     18,562,913
Epix Pharmaceuticals, Inc., 3.000%, 6/15/2024              5,622,000      4,286,775
IVAX Corp., 4.500%, 5/15/2008                              2,875,000      2,871,406
Nektar Therapeutics, 3.250%, 9/28/2012, 144A               2,585,000      2,720,712
Nektar Therapeutics, 3.500%, 10/17/2007                    8,625,000      8,441,719
Regeneron Pharmaceuticals, Inc.,
 5.500%, 10/17/2008                                       19,917,000     18,871,357
Valeant Pharmaceuticals International,
 3.000%, 8/16/2010                                        23,730,000     21,564,638
Valeant Pharmaceuticals International,
 4.000%, 11/15/2013(h)                                     8,585,000      7,780,156
Vertex Pharmaceuticals, Inc.,
 5.750%, 2/15/2011, 144A                                  12,778,000     20,093,405
                                                                     --------------
                                                                        138,961,963
                                                                     --------------

PORTFOLIO OF INVESTMENTS - AS OF SEPTEMBER 30, 2005

                                                         PRINCIPAL AMOUNT      VALUE (A)
----------------------------------------------------------------------------------------

BONDS AND NOTES - CONTINUED

TECHNOLOGY - 0.8%
Amkor Technology, Inc., 5.000%, 3/15/2007(h)      USD           6,120,000 $    5,393,250
Kulicke & Soffa Industries, Inc.,
 0.500%, 11/30/2008                                            10,920,000      8,067,150
Kulicke & Soffa Industries, Inc.,
 1.000%, 6/30/2010                                                105,000         79,669
Maxtor Corp., 5.750%, 3/01/2012(i)                              7,470,000      6,723,000
Nortel Networks Corp., 4.250%, 9/01/2008                       11,860,000     11,163,225
Richardson Electric Ltd.,
 7.750%, 12/15/2011, 144A                                         395,000        365,375
SCI Systems, Inc., 3.000%, 3/15/2007                            1,750,000      1,684,375
                                                                          --------------
                                                                              33,476,044
                                                                          --------------
TEXTILE - 0.0%
Dixie Yarns, Inc., 7.000%, 5/15/2012                              209,000        197,766
                                                                          --------------
TRANSPORTATION SERVICES - 0.0%
Builders Transportation, Inc.,
 8.000%, 8/15/2005(d)(i)                                        1,000,000            100
Preston Corp., 7.000%, 5/01/2011                                  750,000        699,375
                                                                          --------------
                                                                                 699,475
                                                                          --------------
WIRELESS - 0.1%
Nextel Communications, Inc.,
 5.250%, 1/15/2010                                              3,505,000      3,531,288
                                                                          --------------
WIRELINES - 0.2%
Level 3 Communications, Inc.,
 6.000%, 9/15/2009(h)                                          17,170,000      8,992,787
Level 3 Communications, Inc.,
 6.000%, 3/15/2010(h)                                             520,000        267,150
                                                                          --------------
                                                                               9,259,937
                                                                          --------------

TOTAL CONVERTIBLE BONDS
 (Identified Cost $191,221,619)                                              203,097,885
                                                                          --------------

TOTAL BONDS AND NOTES
 (Identified Cost $3,577,095,220)                                          3,768,708,511
                                                                          --------------

                                                                   SHARES
----------------------------------------------------------------------------------------

COMMON STOCKS - 0.3% OF TOTAL NET ASSETS

COMMUNICATIONS EQUIPMENT - 0.3%
Corning, Inc.(c)                                                  630,490     12,187,372
                                                                          --------------

TOTAL COMMON STOCKS
 (Identified Cost $5,098,602)                                                 12,187,372
                                                                          --------------

PREFERRED STOCKS - 2.4% OF TOTAL NET ASSETS

NON-CONVERTIBLE PREFERRED STOCKS - 0.0%

AUTO COMPONENTS - 0.0%
Delphi Trust I, 8.250%(h)                                           1,400         13,090
                                                                          --------------
ELECTRIC - 0.0%
Connecticut Light & Power Co., 1.90%                                2,925         90,675
Entergy Arkansas, Inc., 4.32%                                         100          6,885

                                                        SHARES   VALUE (A)
--------------------------------------------------------------------------

PREFERRED STOCKS - CONTINUED

ELECTRIC - CONTINUED
Entergy Louisiana, Inc., 4.160%                    USD   2,824 $   200,504
Entergy Mississippi, Inc., 4.360%                        5,000     340,250
Entergy New Orleans, Inc., 4.360%(d)                       665      32,585
Entergy New Orleans, Inc., 4.750%(d)(h)                    200      12,600
MDU Resources Group, Inc., 5.100%                        2,515     251,500
Public Service Co., 4.000%                                 360      26,280
Southern California Edison Co., 4.780%                  50,100   1,062,120
Xcel Energy, Inc., 3.600%                                1,100      74,085
                                                               -----------
                                                                 2,097,484
                                                               -----------

TOTAL NON-CONVERTIBLE PREFERRED STOCKS
 (Identified Cost $1,633,107)                                    2,110,574
                                                               -----------

CONVERTIBLE PREFERRED STOCKS - 2.4%

AUTOMOTIVE - 0.1%
Cummins Capital Trust I, 7.000%(h)                      58,500   5,455,125
                                                               -----------
CONSTRUCTION MACHINERY - 0.0%
United Rentals Trust, 6.500%,(h)                        15,500     623,875
                                                               -----------
CONSUMER PRODUCTS - 0.1%
Newell Financial Trust I, 5.250%                       130,000   5,703,750
                                                               -----------
ELECTRIC - 0.1%
AES Trust III, 6.750%(h)                                47,325   2,257,403
                                                               -----------
ELECTRIC UTILITIES - 0.2%
CMS Energy Trust I, 7.750%                             144,400   7,220,000
                                                               -----------
INSURANCE - 0.4%
Travelers Property Casualty, 4.500%(h)                 688,850  16,573,731
                                                               -----------
LODGING - 0.1%
Felcor Lodging, Series A(h)                             47,675   1,174,235
Host Marriott Financial Trust, 7.750%                   60,500   3,327,500
                                                               -----------
                                                                 4,501,735
                                                               -----------
PACKAGING - 0.3%
Owens-Illinois, Inc., 4.750%                           298,800  11,025,720
                                                               -----------
PIPELINES - 0.1%
Williams Cos., Inc.,(c)                                 25,000   2,903,125
                                                               -----------
TECHNOLOGY - 0.4%
Lucent Technologies Capital Trust, 7.750%(h)            17,320  17,471,550
                                                               -----------
WIRELINES - 0.6%
Philippine Long Distance Telephone Co., $3.50 GDS      448,725  23,558,063
                                                               -----------

TOTAL CONVERTIBLE PREFERRED STOCKS
 (Identified Cost $79,354,889)                                  97,294,077
                                                               -----------

TOTAL PREFERRED STOCKS
 (Identified Cost $80,987,996)                                  99,404,651
                                                               -----------

PORTFOLIO OF INVESTMENTS - AS OF SEPTEMBER 30, 2005

                                                                                            SHARES                    VALUE (A)
-------------------------------------------------------------------------------------------------------------------------------

MUTUAL FUNDS - 0.8% OF TOTAL NET ASSETS

BOND MUTUAL FUNDS - 0.8%
CIM High Yield Securities Fund, Inc                             USD                        159,355               $      669,291
High Income Opportunity Fund, Inc.                                                       2,744,450                   17,262,590
Managed High Income Portfolio, Inc.                                                      1,631,625                   10,181,340
Morgan Stanley Emerging Markets Debt
 Fund, Inc.                                                                                356,954                    3,701,613
                                                                                                                 --------------
                                                                                                                     31,814,834
                                                                                                                 --------------

TOTAL MUTUAL FUNDS
 (Identified Cost $31,733,363)                                                                                       31,814,834
                                                                                                                 --------------

                                                                                  PRINCIPAL AMOUNT
-------------------------------------------------------------------------------------------------------------------------------

SHORT-TERM INVESTMENTS - 27.6% OF TOTAL NET ASSETS
Tri-Party Repurchase Agreement with Fixed
Income Clearing Corporation, dated 9/30/05 at
1.750% to be repurchased at $166,801,322 on
10/03/05 collateralized by $38,760,000 U.S.
Treasury Note, 3.375% due 9/15/09 with a value
of $37,694,100; and $132,755,000 U.S. Treasury
Note, 4.000% due 9/30/07 with a value of
$132,423,113 (Note 2g)                                                               $ 166,777,000                  166,777,000
                                                                                                                 --------------

                                                                                            SHARES
-------------------------------------------------------------------------------------------------------------------------------
State Street Navigator Securities Lending Prime
 Portfolio(g)                                                                          957,255,566                  957,255,566
                                                                                                                 --------------

TOTAL SHORT-TERM INVESTMENTS
 (Identified Cost $1,124,032,566)                                                                                 1,124,032,566
                                                                                                                 --------------

TOTAL INVESTMENTS - 123.6%
 (Identified Cost $4,818,947,747)(b)                                                                              5,036,147,934
 Other assets less liabilities--(23.6)%                                                                           (960,494,151)
                                                                                                                 --------------

TOTAL NET ASSETS - 100%                                                                                          $4,075,653,783
                                                                                                                 --------------
(a)See Note 2a of Notes to Financial Statements.
(b)Federal Tax Information:
   At September 30, 2005, the net unrealized appreciation on investments based on cost of $4,827,236,053 for federal income tax purposes was as follows:
   Aggregate gross unrealized appreciation for all securities in which there is an excess of value over tax cost $  253,322,092
   Aggregate gross unrealized depreciation for all securities in which there is an excess of tax cost over value   (44,410,211)
                                                                                                                 --------------
   Net unrealized appreciation                                                                                   $  208,911,881
                                                                                                                 --------------

(c)Non-income producing security.
(d)Non-income producing security due to default or bankruptcy filing.
(e)Step Bond: Coupon is zero or below market rate for an initial period and then increases at a specified date and rate.
(f)Variable rate security. The rate as of September 30, 2005 is disclosed.
(g)Represents investment of securities lending collateral.
(h)All or a portion of this security was on loan to brokers at September 30, 2005.
(i)Illiquid security. At September 30, 2005, the value of these securities was $9,450,582 or 0.23% of net assets.
(j)Payment-in-Kind Security.
144ASecurities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At September 30, 2005, the total value of these securities amounted to $447,852,565 or 10.99% of total net assets.
GDSGlobal Depository shares is a certificate issued by a custodian bank representing the right to receive securities of the foreign issuer. The values of GDS's are significantly influenced by trading exchanges not located in the United States.
   Key to Abbreviations: ARS: Neuvo Peso; BRL: Brazilian Real; CAD: Canadian Dollar; EUR: Euro; GBP: Great British Pound; KRW: South Korean Won; MXN:
   Mexican Peso; NZD: New Zealand Dollar; SEK: Swedish Krona; SGD: Singapore Dollar; THB: Thailand Baht; USD: United States Dollar; ZAR: South
   African Rand

PORTFOLIO OF INVESTMENTS - AS OF SEPTEMBER 30, 2005

HOLDINGS AT SEPTEMBER 30, 2005 AS A PERCENTAGE OF NET ASSETS (UNAUDITED)

                        Treasuries                18.2%
                        Sovereigns                16.2
                        Banking                    6.9
                        Foreign Local Governments  6.5
                        Government Agencies        5.7
                        Technology                 5.2
                        Supranational              5.1
                        Pharmaceuticals            4.1
                        Wirelines                  3.5
                        Electric                   3.0
                        Transportation Services    2.5
                        \Other, less than 2% each 19.1

                See accompanying notes to financial statements.

PORTFOLIO OF INVESTMENTS - AS OF SEPTEMBER 30, 2005

LOOMIS SAYLES FIXED INCOME FUND


                                                         PRINCIPAL AMOUNT  VALUE (A)
------------------------------------------------------------------------------------

BONDS AND NOTES - 87.1% OF TOTAL NET ASSETS

NON-CONVERTIBLE BONDS - 83.9%

ABS CAR LOAN - 0.0%
Americredit Automobile Receivables Trust, Series
 2003-DM, Class A4, 2.840%, 8/06/2010                USD           70,000 $   68,739
                                                                          ----------
AIRLINES - 1.5%
American Airlines, Inc., 6.978%, 4/01/2011                        598,890    606,572
American Airlines, Inc., 7.324%, 4/15/2011                        250,000    219,039
American Airlines, Inc., Series 93A6,
 8.040%, 9/16/2011                                                 50,184     44,468
Continental Airlines, Inc., Series 1999-1A,
 6.545%, 2/02/2019                                              1,687,272  1,654,403
Continental Airlines, Inc., Series 1998-1A,
 6.648%, 9/15/2017                                                903,364    873,178
Continental Airlines, Inc., 6.703%, 6/15/2021                     604,931    574,729
Continental Airlines, Inc., Series 1997-4A,
 6.900%, 1/02/2018                                                200,742    196,203
Continental Airlines, Inc., Series 2000-2,
 7.707%, 10/02/2022                                               400,702    397,476
Continental Airlines, Inc., Series 2001-1B,
 7.373%, 12/15/2015                                               219,357    191,643
Continental Airlines, Inc., Series 2000-2,
 8.307%, 10/02/2019                                               137,932    121,815
US Airways, 6.850%, 1/30/2018                                   1,805,149  1,795,789
                                                                          ----------
                                                                           6,675,315
                                                                          ----------
ASSET-BACKED SECURITIES - 0.3%
Community Program Loan Trust, Series 1987-A,
 Class A5, 4.500%, 4/01/2029                                      725,000    678,688
Countrywide Asset-Backed Certificates, Series
 2004-S1, Class A2, 3.872%, 3/25/2020,                             60,000     59,026
Countrywide Asset-Backed Certificates, Series
 2004-S1, Class A 3, 4.615%, 2/25/2035                             55,000     53,875
Countrywide Asset-Backed Certificates, Series
 2003-5 Class AF4, 4.905%, 8/25/2032                              185,000    184,732
Countrywide Home Loan Inc., Series MTNJ,
 5.500%, 8/01/2006                                                 80,000     80,645
Residential Asset Securities Corp., Series 2004 Ks9
 Class AI3, 3.790%, 9/25/2029                                     130,000    127,154
Residential Asset Securities Corp., Series 2003 KS10
 Class AI4, 4.470%, 3/25/2032                                     100,000     99,599
                                                                          ----------
                                                                           1,283,719
                                                                          ----------
AUTOMOTIVE - 3.3%
BMW Vehicle Owner Trust, Series 2004-A,
 Class A4, 3.320%, 2/25/2009                                      165,000    161,969
Cummins Engine Co., Inc., 7.125%, 3/01/2028                     2,400,000  2,436,000
DaimlerChrysler NA Holding Corp.,
 6.500%, 11/15/2013                                               200,000    211,457
Delphi Automotive Systems Corp.,
 7.125%, 5/01/2029(d)(f)                                        4,125,000  2,640,000
Ford Credit Auto Owner Trust, Series 2004-A,
 Class A4 3.540%, 11/15/2008                                       95,000     93,336
Ford Credit Auto Owner Trust, Series 2005-B,
 Class A4 4.380%, 1/15/2010                                       105,000    104,480
Ford Motor Co., 6.375%, 2/01/2029                                 915,000    656,513

                                                     PRINCIPAL AMOUNT   VALUE (A)
---------------------------------------------------------------------------------

BONDS AND NOTES - CONTINUED

AUTOMOTIVE - CONTINUED
Ford Motor Co., 6.625%, 10/01/2028               USD        3,650,000 $ 2,637,125
General Motors Acceptance Corp.,
 4.558%, 7/16/2007(e)                                         500,000     486,212
General Motors Acceptance Corp.,
 4.670%, 3/20/2007(e)                                       2,750,000   2,692,288
General Motors Acceptance Corp.,
 5.625%, 5/15/2009                                          1,500,000   1,375,152
General Motors Acceptance Corp.,
 6.375%, 12/07/2007                              GBP          300,000     514,483
General Motors Acceptance Corp.,
 6.875%, 8/28/2012                               USD          200,000     178,992
General Motors Nova Finance, 8.875%, 7/10/2023   GBP          100,000     133,996
GMAC International Finance BV,
 8.000%, 3/14/2007                               NZD          264,000     178,933
Nissan Auto Receivables Owner Trust, Series 2005
 B Class A3, 3.990%, 7/15/2009                   USD           40,000      39,661
                                                                      -----------
                                                                       14,540,597
                                                                      -----------
BANKING - 5.5%
Bank of America Corp., 5.875%, 2/15/2009                      205,000     212,550
Barclays Financial LLC, 4.060%, 9/16/2010, 144A  KRW    2,340,000,000   2,194,308
Barclays Financial LLC, 4.100%, 3/22/2010, 144A  THB      192,000,000   4,386,366
Barclays Financial LLC, 4.160%, 2/22/2010, 144A           175,000,000   4,012,060
Capital One Bank, 5.125%, 2/15/2014              USD          430,000     423,618
CIT Group, Inc., 5.500%, 12/01/2014              GBP        2,000,000   3,610,620
Citigroup, Inc., 5.000%, 3/06/2007               USD          115,000     115,798
HSBC Bank USA, 3.310%, 8/25/2010, 144A                      5,000,000   5,064,000
J.P. Morgan Chase & Co.,
 Zero Coupon Bond, 5/10/2010, 144A               BRL       16,585,000   3,986,602
J.P. Morgan Chase & Co., 6.375%, 4/01/2008       USD          140,000     145,647
Wells Fargo Co., 3.500%, 4/04/2008                            215,000     209,816
                                                                      -----------
                                                                       24,361,385
                                                                      -----------
BROKERAGE - 0.2%
Goldman Sachs Group, Inc., 4.750%, 7/15/2013                  150,000     146,574
Morgan Stanley, 5.327%, 11/14/2013               GBP          500,000     902,721
                                                                      -----------
                                                                        1,049,295
                                                                      -----------
CHEMICALS - 0.7%
Borden, Inc., 7.875%, 2/15/2023                  USD        2,625,000   2,100,000
Borden, Inc., 9.200%, 3/15/2021                               750,000     682,500
Eastman Chemical Co., 6.300%, 11/15/2018                       81,000      85,057
ICI Wilmington, Inc., 5.625%, 12/01/2013                      115,000     116,076
                                                                      -----------
                                                                        2,983,633
                                                                      -----------
COMMERCIAL MORTGAGE BACKED SECURITIES - 0.0%
GS Mortgage Securities Corp., Series 2005-GG4,
 Class A4A, 4.751%, 7/10/2039                                  95,000      93,196
LB UBS Commercial Mortgage Trust, Series 2005
 C3, Class A3, 4.647%, 7/15/2030                              105,000     103,292
                                                                      -----------
                                                                          196,488
                                                                      -----------
CONSTRUCTION MACHINERY - 0.1%
Caterpillar Financial Asset Trust, Series
 2305-Class A, 3.900%, 2/25/2009                              130,000     128,725
United Rentals N.A., Inc., 7.000%, 2/15/2014(f)               150,000     139,125
                                                                      -----------
                                                                          267,850
                                                                      -----------

PORTFOLIO OF INVESTMENTS - AS OF SEPTEMBER 30, 2005

                                                     PRINCIPAL AMOUNT   VALUE (A)
---------------------------------------------------------------------------------

BONDS AND NOTES - CONTINUED

CONSUMER PRODUCTS - 0.3%
Bausch & Lomb, Inc., 7.125%, 8/01/2028           USD        1,250,000 $ 1,346,795
                                                                      -----------
CREDIT CARD - 0.1%
Citibank Credit Card Issuance Trust, Series 2003
 A2, 2.700%, 1/15/2008                                        275,000     273,832
                                                                      -----------
ELECTRIC - 4.0%
AES Corp., 7.750%, 3/01/2014,(f)                              730,000     773,800
AES Corp., 8.875%, 11/01/2027                               1,300,000   1,417,000
AES Corp., 9.375%, 9/15/2010                                  100,000     110,250
Calenergy Co., Inc., 7.630%, 10/15/2007                       245,000     258,313
Calpine Canada Energy Finance,
 8.500%, 5/01/2008(f)                                         665,000     397,338
Calpine Corp., 7.750%, 4/15/2009(f)                           410,000     213,200
Calpine Corp., 7.875%, 4/01/2008(f)                           550,000     324,500
Calpine Corp., 8.500%, 7/15/2010, 144A(f)                     200,000     143,000
Calpine Corp., 8.500%, 2/15/2011,(f)                          961,000     509,330
Calpine Corp., 8.625%, 8/15/2010(f)                           500,000     262,500
Calpine Corp., 8.750%, 7/15/2013, 144A(f)                      15,000      10,612
Carolina Power & Light Co., 6.500%, 7/15/2012                  65,000      70,316
Consolidated Edison Co. of N.Y.,
 5.625%, 7/01/2012                                            110,000     115,176
Dominion Resources, Inc., 5.000%, 3/15/2013                   100,000      98,605
Dominion Resources, Inc., 5.700%, 9/17/2012                   160,000     165,101
Duke Energy Corp., 4.200%, 10/01/2008                          85,000      83,690
Dynegy Holdings, Inc., 7.125%, 5/15/2018                      380,000     351,500
Dynegy Holdings, Inc., 7.625%, 10/15/2026                     810,000     749,250
Empresa Nacional de Electricidad SA
 (Endesa-Chile), 7.875%, 2/01/2027                          1,589,000   1,710,379
Empresa Nacional de Electricidad SA
 (Endesa-Chile), 8.350%, 8/01/2013                            500,000     569,157
Enersis SA, 7.375%, 1/15/2014                                 275,000     290,575
Enersis SA, 7.400%, 12/01/2016                              4,000,000   4,263,036
NGC Corp. Capital Trust, Series B,
 8.316%, 6/01/2027                                            195,000     175,013
Power Receivables Finance LLC,
 6.290%, 1/01/2012, 144A                                    1,342,380   1,373,711
Quezon Power Philippines Co.,
 8.860%, 6/15/2017(h)                                       1,624,350   1,583,741
Tiverton Power Associates Ltd.,
 9.000%, 7/15/2018, 144A                                      456,952     315,297
TXU Corp., 5.550%, 11/15/2014                                 170,000     161,385
TXU Corp., 6.550%, 11/15/2034                               1,155,000   1,071,958
                                                                      -----------
                                                                       17,567,733
                                                                      -----------
FINANCIAL OTHER - 0.1%
Berkshire Hathaway Finance, 4.200%, 12/15/2010                650,000     634,480
                                                                      -----------
FOOD - 0.0%
Friendly Ice Cream Corp., 8.375%, 6/15/2012(f)                 50,000      47,250
                                                                      -----------
FOREIGN AGENCY - 0.6%
Pemex Project Funding Master Trust,
 8.625%, 2/01/2022(h)                                         250,000     305,625
Pemex Project Funding Master Trust,
 8.625%, 12/01/2023, 144A                                   1,400,000   1,704,500
Pemex Project Funding Master Trust,
 9.250%, 3/30/2018, 144A                                      400,000     508,000
                                                                      -----------
                                                                        2,518,125
                                                                      -----------

                                                     PRINCIPAL AMOUNT   VALUE (A)
---------------------------------------------------------------------------------

BONDS AND NOTES - CONTINUED

FOREIGN LOCAL GOVERNMENTS - 12.2%
Province of Alberta, 5.930%, 9/16/2016           CAD        1,160,162 $ 1,098,586
Province of British Columbia,
 Zero Coupon Bond, 8/23/2013                               11,700,000   7,240,614
Province of British Columbia, 5.250%, 12/01/2006            1,615,000   1,419,686
Province of British Columbia, 6.000%, 6/09/2008             1,000,000     915,690
Province of British Columbia, 6.250%, 12/01/2009            7,025,000   6,644,653
Province of Manitoba, 5.750%, 6/02/2008                    14,515,000  13,205,591
Province of Ontario, 3.500%, 9/08/2006                        940,000     810,106
Province of Ontario, 5.900%, 3/08/2006                     18,885,000  16,443,190
Province of Saskatchewan, 5.500%, 6/02/2008                 6,960,000   6,293,397
                                                                      -----------
                                                                       54,071,513
                                                                      -----------
GOVERNMENT AGENCIES - 3.8%
Federal Home Loan Mortgage Corp.,
 2.875%, 5/15/2007(f)                            USD        1,000,000     977,142
Federal Home Loan Mortgage Corp.,
 3.220%, 6/20/2007                               SGD        1,500,000     898,386
Federal Home Loan Mortgage Corp.,
 4.000%, 7/01/2019                               USD          115,067     110,577
Federal Home Loan Mortgage Corp.,
 4.500%, 8/01/2018                                            202,395     198,541
Federal Home Loan Mortgage Corp.,
 4.500%, 6/01/2019                                            109,861     107,656
Federal Home Loan Mortgage Corp.,
 4.500%, 12/01/2034                                           159,205     151,638
Federal Home Loan Mortgage Corp.,
 5.000%, 11/01/2018                                           260,254     259,753
Federal Home Loan Mortgage Corp.,
 5.000%, 12/01/2031                                           244,408     239,943
Federal Home Loan Mortgage Corp.,
 5.500%, 7/15/2006                                            500,000     504,463
Federal Home Loan Mortgage Corp.,
 5.500%, 12/01/2018                                            62,676      63,609
Federal Home Loan Mortgage Corp.,
 7.000%, 3/01/2011                                             60,628      63,306
Federal National Mortgage Association,
 2.290%, 2/19/2009                               SGD       16,000,000   9,374,749
Federal National Mortgage Association,
 4.000%, 5/01/2019                               USD          307,209     295,826
Federal National Mortgage Association,
 4.250%, 7/15/2007(f)                                         500,000     498,734
Federal National Mortgage Association,
 5.250%, 8/01/2012                                            535,000     549,625
Federal National Mortgage Association,
 5.500%, 8/01/2019                                            328,661     333,539
Federal National Mortgage Association,
 5.500%, 5/01/2033                                            109,170     109,220
Federal National Mortgage Association,
 5.500%, 10/01/2033                                           153,006     153,077
Federal National Mortgage Association,
 5.500%, 11/01/2033                                           113,817     113,870
Federal National Mortgage Association,
 5.500%, 2/01/2034                                            307,177     307,199
Federal National Mortgage Association,
 5.500%, 12/01/2034                                           104,465     104,473

PORTFOLIO OF INVESTMENTS - AS OF SEPTEMBER 30, 2005

                                                    PRINCIPAL AMOUNT   VALUE (A)
--------------------------------------------------------------------------------

BONDS AND NOTES - CONTINUED

GOVERNMENT AGENCIES - CONTINUED
Federal National Mortgage Association,
 5.500%, 4/01/2035                              USD          150,366 $   150,347
Federal National Mortgage Association,
 6.000%, 8/01/2034                                           155,124     157,751
Federal National Mortgage Association,
 7.500%, 4/01/2017                                           103,017     108,952
Federal National Mortgage Association,
 7.500%, 11/01/2031                                           59,008      62,457
Federal National Mortgage Association,
 8.000%, 8/01/2015                                            80,048      85,830
Federal National Mortgage Association,
 8.000%, 12/01/2023                                           36,528      39,138
Government National Mortgage Association,
 5.500%, 1/20/2034                                           188,581     190,072
Government National Mortgage Association,
 6.000%, 9/15/2032                                           101,067     103,543
Government National Mortgage Association,
 6.000%, 5/20/2034                                           113,517     115,947
Government National Mortgage Association,
 7.500%, 9/15/2013                                           108,658     114,587
Government National Mortgage Association,
 8.000%, 8/15/2025                                            19,967      21,390
Government National Mortgage Association,
 8.000%, 9/15/2025                                            46,695      50,027
Government National Mortgage Association,
 8.000%, 2/15/2030                                            15,410      16,502
                                                                     -----------
                                                                      16,631,869
                                                                     -----------
HEALTHCARE - 1.8%
Columbia/HCA Healthcare Corp.,
 7.050%, 12/01/2027                                        3,250,000   3,069,664
Columbia/HCA Healthcare Corp.,
 7.580%, 9/15/2025                                         2,100,000   2,080,915
Columbia/HCA Healthcare Corp.,
 7.690%, 6/15/2025                                         1,000,000   1,004,980
HCA, Inc., 6.250%, 2/15/2013                               1,000,000     988,440
HCA, Inc., 7.500%, 11/06/2033                              1,000,000     997,692
                                                                     -----------
                                                                       8,141,691
                                                                     -----------
INDEPENDENT/ENERGY - 0.4%
Astoria Power, 8.144%, 5/01/2021, 144A                       500,000     496,825
Chesapeake Energy Corp.,
 6.500%, 8/15/2017, 144A                                     165,000     167,888
Chesapeake Energy Corp., 6.875%, 1/15/2016                   310,000     317,750
Pioneer Natural Resource Co., 5.875%, 7/15/2016              435,000     427,977
Pioneer Natural Resource Co., 6.500%, 1/15/2008               55,000      56,471
Progress Energy, Inc., 7.100%, 3/01/2011                      45,000      48,919
XTO Energy, Inc., 4.900%, 2/01/2014                          220,000     215,862
XTO Energy, Inc., 5.300%, 6/30/2015                           70,000      69,984
                                                                     -----------
                                                                       1,801,676
                                                                     -----------
INDUSTRIAL OTHER - 0.0%
Aramark Services, Inc., 5.000%, 6/01/2012                     20,000      19,516
                                                                     -----------

                                                      PRINCIPAL AMOUNT  VALUE (A)
---------------------------------------------------------------------------------

BONDS AND NOTES - CONTINUED

INTEGRATED/ENERGY - 1.3%
Cerro Negro Finance Ltd.,
 7.900%, 12/01/2020, 144A                         USD        4,650,000 $4,429,125
Conoco Funding Co., 6.350%, 10/15/2011                         175,000    189,795
Petrozuata Finance, Inc., 8.220%, 4/01/2017, 144A            1,425,000  1,360,875
                                                                       ----------
                                                                        5,979,795
                                                                       ----------
LIFE INSURANCE - 2.2%
ASIF Global Financing XXVII,
 2.380%, 2/26/2009, 144A                          SGD       17,000,000  9,950,061
                                                                       ----------
LODGING - 0.0%
Host Marriott LP, 6.375%, 3/15/2015               USD          150,000    145,500
                                                                       ----------
MEDIA CABLE - 0.5%
Cox Communications, Inc., 4.625%, 1/15/2010                     85,000     83,109
Cox Communications, Inc., 5.450%, 12/15/2014                   430,000    427,203
CSC Holdings, Inc., 6.750%, 4/15/2012, 144A                    200,000    189,000
NTL Cable Plc, 9.750%, 4/15/2014                  GBP          250,000    444,257
Rogers Cable, Inc., 5.500%, 3/15/2014             USD          150,000    138,375
TCI Communications, Inc., 7.875%, 2/15/2026                    550,000    656,379
Time Warner, Inc., 7.625%, 4/15/2031                           145,000    169,872
                                                                       ----------
                                                                        2,108,195
                                                                       ----------
MEDIA NONCABLE - 0.0%
Clear Channel Communications, Inc.,
 4.250%, 5/15/2009                                              85,000     81,978
Reed Elsevier Capital, 4.625%, 6/15/2012                        35,000     34,001
                                                                       ----------
                                                                          115,979
                                                                       ----------
METALS & MINING - 0.3%
AK Steel Corp., 7.750%, 6/15/2012(f)                           425,000    392,063
Alcoa, Inc., 6.000%, 1/15/2012                                 200,000    211,619
Glencore Funding LLC, 6.000%, 4/15/2014, 144A                  200,000    189,463
Glencore Nickel Property Ltd.,
 9.000%, 12/01/2014(d)(i)                                      390,000         --
Murrin Murrin Holdings Property Ltd.,
 9.375%, 8/31/2007(d)(i)                                       200,000         --
Vale Overseas Ltd., 8.250%, 1/17/2034                          520,000    586,300
                                                                       ----------
                                                                        1,379,445
                                                                       ----------
MUNICIPAL - GENERAL OBLIGATION - 0.0%
Chelsea Property Group LP, 7.250%, 10/21/2007                   80,000     83,637
                                                                       ----------
NON CAPTIVE CONSUMER - 0.1%
American General Finance Corp., Series MTNG,
 5.375%, 9/01/2009                                             165,000    167,932
Household Finance Corp., 6.500%, 11/15/2008                     60,000     63,005
Household Finance Corp., 7.200%, 7/15/2006                     175,000    178,516
                                                                       ----------
                                                                          409,453
                                                                       ----------
NON-CAPTIVE DIVERSIFIED - 1.4%
General Electric Capital Corp., 3.500%, 5/01/2008              150,000    146,243
General Electric Capital Corp., Series MTNA,
 4.750%, 9/15/2014(f)                                          400,000    395,543
General Electric Capital Corp., 6.000%, 6/15/2012              245,000    260,784
General Electric Capital Corp., 6.125%, 5/17/2012 GBP        1,000,000  1,899,795

PORTFOLIO OF INVESTMENTS - AS OF SEPTEMBER 30, 2005

                                                      PRINCIPAL AMOUNT   VALUE (A)
----------------------------------------------------------------------------------

BONDS AND NOTES - CONTINUED

NON-CAPTIVE DIVERSIFIED - CONTINUED
General Electric Capital Corp., 6.500%, 9/28/2015 NZD        5,100,000 $ 3,454,897
General Electric Capital Corp., Series EMTN,
 1.725%, 6/27/2008                                SGD          250,000     144,429
International Lease Finance Corp.,
 6.375%, 3/15/2009                                USD           35,000      36,667
                                                                       -----------
                                                                         6,338,358
                                                                       -----------
OIL FIELD SERVICES - 0.4%
Pecom Energia SA, 8.125%, 7/15/2010, 144A                    1,472,000   1,575,040
                                                                       -----------
PAPER - 3.0%
Abitibi-Consolidated, Inc., 7.500%, 4/01/2028                  650,000     549,250
Arcel Finance Ltd., 7.048%, 9/01/2011, 144A(h)                 986,400   1,001,196
Georgia-Pacific Corp. (Timber Group),
 7.250%, 6/01/2028                                           2,000,000   2,057,500
Georgia-Pacific Group, 7.375%, 12/01/2025                    3,000,000   3,120,000
Georgia-Pacific Group, 7.750%, 11/15/2029                    5,515,000   5,914,837
International Paper Co., 4.000%, 4/01/2010                     150,000     142,875
International Paper Co., 4.250%, 1/15/2009                     700,000     684,738
                                                                       -----------
                                                                        13,470,396
                                                                       -----------
PHARMACEUTICALS - 0.4%
Elan Financial Plc, 7.750%, 11/15/2011, 144A                   720,000     633,600
Pharma Service Intermediate Holding Corp.,
 Zero Coupon Bond, (Step to 11.500% on
 4/1/2009), 4/01/2014(h)                                     1,500,000   1,110,000
Schering-Plough Corp., 5.300%, 12/01/2013                       75,000      77,334
                                                                       -----------
                                                                         1,820,934
                                                                       -----------
PIPELINES - 2.3%
Coastal Corp., 6.375%, 2/01/2009(f)                          1,575,000   1,535,625
Coastal Corp., 6.950%, 6/01/2028                               925,000     832,500
Coastal Corp., 7.750%, 6/15/2010                               875,000     892,500
El Paso Corp., 6.750%, 5/15/2009                             2,150,000   2,128,500
El Paso Corp., 7.000%, 5/15/2011(f)                          3,195,000   3,187,013
El Paso Energy, 7.800%, 8/01/2031(f)                           250,000     250,625
Kinder Morgan Energy Partners,
 5.000%, 12/15/2013                                            150,000     147,517
Kinder Morgan, Inc., 6.500%, 9/01/2012                         110,000     117,761
Williams Cos., Inc., 7.500%, 1/15/2031                       1,000,000   1,062,500
                                                                       -----------
                                                                        10,154,541
                                                                       -----------
PROPERTY & CASUALTY INSURANCE - 0.0%
Axis Capital Holdings Ltd., 5.750%, 12/01/2014                  80,000      79,387
                                                                       -----------
RAILROADS - 0.1%
Missouri Pacific Railroad Co., 5.000%, 1/01/2045               500,000     372,786
                                                                       -----------
REAL ESTATE INVESTMENT TRUSTS - 0.8%
Colonial Reality LP, 4.750%, 2/01/2010                          15,000      14,678
EOP Operating LP, 4.650%, 10/01/2010                           210,000     206,515
EOP Operating LP, 7.250%, 2/15/2018                          2,000,000   2,282,622
Highwoods Realty LP, 7.500%, 4/15/2018                         475,000     521,631
Simon Property Group LP, 6.375%, 11/15/2007                     75,000      77,230
Spieker Properties, Inc., 7.350%, 12/01/2017                   500,000     577,778
                                                                       -----------
                                                                         3,680,454
                                                                       -----------

                                                  PRINCIPAL AMOUNT   VALUE (A)
------------------------------------------------------------------------------

BONDS AND NOTES - CONTINUED

REFINING - 0.1%
Valero Energy Corp., 4.750%, 4/01/2014        USD          445,000 $   430,503
                                                                   -----------
RESTAURANTS - 0.1%
McDonald's Corp., 3.627%, 10/10/2010          SGD        1,000,000     608,434
                                                                   -----------
RETAILERS - 1.0%
Dillard's, Inc., 7.750%, 7/15/2026            USD        1,025,000     994,250
J.C. Penney Co., Inc., 7.125%, 11/15/2023                1,045,000   1,149,500
Toys R Us, 7.375%, 10/15/2018                              280,000     224,000
Woolworth Corp., 8.500%, 1/15/2022                       1,855,000   2,017,312
                                                                   -----------
                                                                     4,385,062
                                                                   -----------
SOVEREIGNS - 12.8%
Canadian Government, 4.250%, 9/01/2008        CAD        6,235,000   5,484,547
Canadian Government, 4.500%, 9/01/2007                  16,520,000  14,516,284
Canadian Government, Series WH31,
 6.000%, 6/01/2008                                         800,000     733,247
Government of Sweden, Series 1040,
 6.500%, 5/05/2008                            SEK        2,500,000     355,390
Government of Sweden, Series 1045,
 5.250%, 3/15/2011                                      10,000,000   1,448,257
Kingdom of Norway, 5.500%, 5/15/2009          NOK       20,000,000   3,299,292
Mexican Fixed Rate Bonds, 8.000%, 12/07/2023  MXN       30,500,000   2,624,696
Mexican Fixed Rate Bonds, 9.000%, 12/20/2012           101,500,000   9,671,609
PF Export Receivables Master Trust,
 6.436%, 6/01/2015, 144A                      USD        1,966,886   1,977,783
Republic of Argentina, 8.280%, 12/31/2033(f)               554,831     572,309
Republic of Brazil, 8.250%, 1/20/2034(f)                 8,161,000   8,201,805
Republic of Brazil, 10.125%, 5/15/2027(f)                4,220,000   5,055,560
Republic of Brazil, 11.000%, 8/17/2040(f)                  575,000     704,950
Republic of South Africa, 12.500%, 12/21/2006 ZAR        3,020,000     498,864
Republic of Uruguay, 7.875%, 1/15/2033 (j)    USD        1,491,942   1,463,968
SP Powerassets Ltd., 3.730%, 10/22/2010       SGD          250,000     153,801
                                                                   -----------
                                                                    56,762,362
                                                                   -----------
SUPERMARKETS - 0.5%
Albertson's, Inc., 6.625%, 6/01/2028          USD          390,000     311,399
Albertson's, Inc., 7.450%, 8/01/2029                     1,735,000   1,496,616
Albertson's, Inc., 8.000%, 5/01/2031                       110,000     100,167
Fred Meyer, Inc., 7.450%, 3/01/2008                        165,000     173,962
Kroger Co., 4.950%, 1/15/2015                               90,000      85,867
                                                                   -----------
                                                                     2,168,011
                                                                   -----------
SUPRANATIONAL - 4.8%
Inter-American Development Bank, Zero Coupon
 Bond, 5/11/2009                              BRL       30,000,000   7,919,021
Inter-American Development Bank, Series EMTN,
 6.000%, 12/15/2017                           NZD       19,735,000  13,476,098
                                                                   -----------
                                                                    21,395,119
                                                                   -----------
TECHNOLOGY - 2.8%
Amkor Technology, Inc., 7.125%, 3/15/2011(f)  USD          625,000     539,063
Arrow Electronics, Inc., 6.875%, 7/01/2013               3,500,000   3,761,397
Corning, Inc., 6.200%, 3/15/2016                           250,000     257,150
Corning, Inc., 6.850%, 3/01/2029(f)                        450,000     454,158
Lucent Technologies, Inc., 6.450%, 3/15/2029             4,445,000   3,889,375
Lucent Technologies, Inc., 6.500%, 1/15/2028               200,000     173,000

PORTFOLIO OF INVESTMENTS - AS OF SEPTEMBER 30, 2005

                                                      PRINCIPAL AMOUNT    VALUE (A)
-----------------------------------------------------------------------------------

BONDS AND NOTES - CONTINUED

TECHNOLOGY - CONTINUED
Nortel Networks Corp., 6.875%, 9/01/2023          USD          575,000 $    534,750
Northern Telecom Capital Corp.,
 7.875%, 6/15/2026                                             150,000      147,000
Samsung Electronics Co. Ltd.,
 7.700%, 10/01/2027, 144A                                    1,158,000    1,287,522
Xerox Capital Trust I, 8.000%, 2/01/2027                     1,200,000    1,245,000
                                                                       ------------
                                                                         12,288,415
                                                                       ------------
TEXTILE - 0.5%
Kellwood Co., 7.625%, 10/15/2017(i)                          2,500,000    2,271,167
                                                                       ------------
TRANSPORTATION SERVICES - 1.5%
American President Cos. Ltd., 8.000%, 1/15/2024              2,500,000    2,565,625
Atlas Air, Inc., 9.057%, 7/02/2017(d)                          394,351      364,120
Atlas Air, Inc., Series 1999-1B,
 7.630%, 1/02/2015(d)                                        1,326,184    1,102,882
Atlas Air, Inc., Series A, 7.380%, 1/02/2018                 1,400,405    1,394,327
Atlas Air, Inc., Series B, 7.680%, 1/02/2014(d)              1,500,291    1,266,321
Bombardier, Inc., 7.450%, 5/01/2034, 144A                      175,000      147,875
                                                                       ------------
                                                                          6,841,150
                                                                       ------------
TREASURIES - 8.6%
U.S. Treasury Bonds, 5.250%, 11/15/2028(f)                     260,000      283,217
U.S. Treasury Bonds, 5.375%, 2/15/2031(f)                      370,000      414,515
U.S. Treasury Notes, 2.000%, 7/15/2014(f)(k)                   253,933      250,273
U.S. Treasury Notes, 2.625%, 5/15/2008(f)                   17,455,000   16,785,444
U.S. Treasury Notes, 2.750%, 7/31/2006(f)                       65,000       64,302
U.S. Treasury Notes, 3.000%, 2/15/2008(f)                   15,345,000   14,939,201
U.S. Treasury Notes, 3.500%, 5/31/2007(f)                      185,000      182,998
U.S. Treasury Notes, 3.750%, 5/15/2008(f)                    5,150,000    5,094,880
U.S. Treasury Notes, 4.625%, 5/15/2006(f)                      160,000      160,556
U.S. Treasury Notes, 5.000%, 2/15/2011(f)                       45,000       46,658
                                                                       ------------
                                                                         38,222,044
                                                                       ------------
WIRELESS - 0.1%
Sprint Capital Corp., 6.125%, 11/15/2008                        65,000       67,497
Sprint Capital Corp., 6.875%, 11/15/2028                       180,000      198,842
                                                                       ------------
                                                                            266,339
                                                                       ------------
WIRELINES - 3.4%
Philippine Long Distance Telephone Co.,
 8.350%, 3/06/2017                                           3,914,000    4,046,098
Qwest Capital Funding, Inc.,
 7.000%, 8/03/2009(f)                                          850,000      830,875
Qwest Capital Funding, Inc., 7.250%, 2/15/2011                  25,000       23,813
Qwest Capital Funding, Inc.,
 7.625%, 8/03/2021(f)                                          350,000      306,250
Qwest Capital Funding, Inc.,
 7.750%, 2/15/2031(f)                                          775,000      668,437
Telecom Italia Capital, 4.000%, 11/15/2008                      80,000       78,057
US West Capital Funding, Inc.,
 6.500%, 11/15/2018                                          3,305,000    2,743,150
US West Capital Funding, Inc., 6.875%, 7/15/2028             7,575,000    6,230,437
Verizon New Jersey, Inc., 5.875%, 1/17/2012                     80,000       82,648
                                                                       ------------
                                                                         15,009,765
                                                                       ------------

TOTAL NON-CONVERTIBLE BONDS
 (Identified Cost $348,026,863)                                         372,793,833
                                                                       ------------

                                                    PRINCIPAL AMOUNT    VALUE (A)
---------------------------------------------------------------------------------

BONDS AND NOTES - CONTINUED

CONVERTIBLE BONDS - 3.2%

AIRLINES - 0.2%
AMR Corp., 4.250%, 9/23/2023                    USD          325,000 $    258,375
AMR Corp., 4.500%, 2/15/2024(f)                              635,000      438,944
Continental Airlines, Inc., 5.000%, 6/15/2023                300,000      205,875
                                                                     ------------
                                                                          903,194
                                                                     ------------
INDEPENDENT/ENERGY - 0.9%
Devon Energy Corp., 4.900%, 8/15/2008                      1,300,000    1,599,000
Devon Energy Corp., 4.950%, 8/15/2008(f)                   1,900,000    2,337,000
                                                                     ------------
                                                                        3,936,000
                                                                     ------------
PHARMACEUTICALS - 1.3%
Chiron Corp., 1.625%, 8/01/2033                            1,175,000    1,148,562
Enzon Pharmaceuticals, Inc., 4.500%, 7/01/2008             2,190,000    1,987,425
IVAX Corp., 4.500%, 5/15/2008                                105,000      104,869
Nektar Therapeutics, 3.250%, 9/28/2012, 144A                 275,000      289,437
Nektar Therapeutics, 3.500%, 10/17/2007                      465,000      455,119
Regeneron Pharmaceuticals, Inc.,
 5.500%, 10/17/2008                                          920,000      871,700
Valeant Pharmaceuticals International,
 3.000%, 8/16/2010                                           885,000      804,244
Valeant Pharmaceuticals International,
 4.000%, 11/15/2013                                          160,000      145,000
                                                                     ------------
                                                                        5,806,356
                                                                     ------------
TECHNOLOGY - 0.5%
Amkor Technology, Inc., 5.000%, 3/15/2007(f)                 900,000      793,125
Kulicke & Soffa Industries, Inc.,
 0.500%, 11/30/2008                                          335,000      247,481
Maxtor Corp., 5.750%, 3/01/2012(i)                           337,000      303,300
Nortel Networks Corp., 4.250%, 9/01/2008                     700,000      658,875
Richardson Electric Ltd.,
 7.750%, 12/15/2011, 144A                                    263,000      243,275
SCI Systems, Inc., 3.000%, 3/15/2007                         200,000      192,500
                                                                     ------------
                                                                        2,438,556
                                                                     ------------
TEXTILE - 0.0%
Dixie Yarns, Inc., 7.000%, 5/15/2012                         108,000      102,195
                                                                     ------------
WIRELINES - 0.3%
Level 3 Communications, Inc.,
 6.000%, 9/15/2009(f)                                      1,985,000    1,039,644
Level 3 Communications, Inc.,
 6.000%, 3/15/2010(f)                                        100,000       51,375
                                                                     ------------
                                                                        1,091,019
                                                                     ------------

TOTAL CONVERTIBLE BONDS
 (Identified Cost $13,601,332)                                         14,277,320
                                                                     ------------

TOTAL BONDS AND NOTES
 (Identified Cost $361,628,195)                                       387,071,153
                                                                     ------------

PORTFOLIO OF INVESTMENTS - AS OF SEPTEMBER 30, 2005

                                                  SHARES   VALUE (A)
--------------------------------------------------------------------

COMMON STOCKS - 0.9% OF TOTAL NET ASSETS

COMMUNICATIONS EQUIPMENT - 0.9%
Corning, Inc.,(c)                            USD 205,167 $ 3,965,878
                                                         -----------

TOTAL COMMON STOCKS
 (Identified Cost $1,552,214)                              3,965,878
                                                         -----------

PREFERRED STOCKS - 2.3% OF TOTAL NET ASSETS

NON-CONVERTIBLE PREFERRED STOCKS - 0.2%

ELECTRIC - 0.2%
Del Marva Power & Light Co., 4.000%                  434      29,078
Entergy Louisiana, Inc., 4.440%(f)                   830      61,420
Entergy New Orleans, Inc., 4.360%(d)                  90       4,410
Entergy New Orleans, Inc., 4.750%(d)(f)            2,876     181,188
MDU Resources Group, Inc., 5.100%                    585      58,500
Public Service Electric & Gas Co., 4.180%          1,950     160,387
Union Electric Co., 4.500%                         6,500     524,875
Xcel Energy, Inc., 4.110%                            100       7,995
                                                         -----------
                                                           1,027,853
                                                         -----------

TOTAL NON-CONVERTIBLE PREFERRED STOCKS
 (Identified Cost $767,614)                                1,027,853
                                                         -----------

CONVERTIBLE PREFERRED STOCKS - 2.1%

CONSTRUCTION MACHINERY - 0.0%
United Rentals Trust, 6.500%                       3,000     120,750
                                                         -----------
CONSUMER PRODUCTS - 0.2%
Newell Financial Trust I, 5.250%                  22,500     987,188
                                                         -----------
ELECTRIC - 0.1%
AES Trust III, 6.750%(f)                           8,000     381,600
                                                         -----------
INSURANCE - 0.7%
Travelers Property Casualty, 4.500%              122,900   2,956,974
                                                         -----------
LODGING - 0.1%
Felcor Lodging, Series A, $1.95                    2,500      61,575
Host Marriott Financial Trust, 6.750%              5,000     275,000
                                                         -----------
                                                             336,575
                                                         -----------
PACKAGING - 0.1%
Owens-Illinois, Inc., 4.750%                      10,250     378,225
                                                         -----------
TECHNOLOGY - 0.3%
Lucent Technologies Capital Trust, 7.750%          1,500   1,513,125
                                                         -----------
WIRELINES - 0.6%
Philippine Long Distance Telephone Co.,
 $3.50, GDS                                       47,750   2,506,875
                                                         -----------

TOTAL CONVERTIBLE PREFERRED STOCKS
 (Identified Cost $7,516,072)                              9,181,312
                                                         -----------

TOTAL PREFERRED STOCKS
 (Identified Cost $8,283,686)                             10,209,165
                                                         -----------

PORTFOLIO OF INVESTMENTS - AS OF SEPTEMBER 30, 2005

                                                       PRINCIPAL AMOUNT     VALUE (A)
-------------------------------------------------------------------------------------

SHORT-TERM INVESTMENTS - 23.0% OF TOTAL NET ASSETS
Tri-Party Repurchase Agreement with Fixed Income
Clearing Corporation, dated 9/30/05 at 1.750% to
be repurchased at $38,841,664 on 10/3/05
collateralized by $40,735,000 U.S. Treasury Note,
3.375% due 9/15/09 with a value of $39,614,788
(Note 2g)                                          USD     $ 38,836,000 $  38,836,000
                                                                        -------------

                                                                 SHARES
-------------------------------------------------------------------------------------
State Street Navigator Securities Lending Prime
Portfolio(g)                                                 63,555,054    63,555,054
                                                                        -------------

TOTAL SHORT TERM INVESTMENTS
 (Identified Cost $102,391,054)                                           102,391,054
                                                                        -------------

TOTAL INVESTMENTS - 113.3%
 (Identified Cost $473,855,149)(b)                                        503,637,250
 Other assets less liabilities--(13.3)%                                  (59,085,190)
                                                                        -------------

TOTAL NET ASSETS - 100%                                                 $ 444,552,060
                                                                        -------------

(a)See Note 2a of Notes to Financial Statements.
(b)At September 30, 2005, the net unrealized appreciation on investments based on cost of $475,225,155 for federal income tax purposes was as follows:
   Aggregate gross unrealized appreciation for all securities in which there is an excess of value over tax cost   $ 35,010,869
   Aggregate gross unrealized depreciation for all securities in which there is an excess of tax cost over value    (6,598,774)
                                                                                                                   ------------
   Net unrealized appreciation                                                                                     $ 28,412,095
                                                                                                                   ------------

(c)Non-income producing security.
(d)Non-income producing security due to default or bankruptcy filing.
(e)Variable rate security. The rate as of September 30, 2005 is disclosed.
(f)All or a portion of this security was on loan to brokers at September 30, 2005.
(g)Represents investment from securities lending.
(h)Step Bond: Coupon is zero or below market rate for an initial period and then increases at a specified date and rate.
(i)Illiquid Security
(j)Payment-in-Kind Security
(k)Treasury Inflation Protected Security (TIPS)
144ASecurities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At September 30, 2005 the total value of these securities amounted to $47,637,421 or 10.72% of total net assets.
GDSGlobal Depository Share is a certificate issued by a custodian bank representing the right to receive securities of a foreign issuer. The values of GDS's are significantly influenced by trading on exchanges not located in the United States.
   BRL: Brazilian Real; CAD: Canadian Dollars; GBP: Great British Pound; MXN:
   Mexican Peso; NOK: Norwegian Krone; NZD: New Zealand Dollar; KRW: South Korean Won; SEK: Swedish Krona; SGD: Singapore Dollar; THB: Thai Baht; USD:
   United States Dollar; ZAR: South African Rand

HOLDINGS AT SEPTEMBER 31, 2005 AS A PERCENTAGE OF NET ASSETS (UNAUDITED)

                        Sovereigns                12.8%
                        Foreign Local Governments 12.2
                        Treasuries                 8.6
                        Banking                    5.5
                        Supranational              4.8
                        Electric                   4.3
                        Wirelines                  4.3
                        Government Agencies        3.8
                        Technology                 3.6
                        Automotive                 3.3
                        Paper                      3.0
                        Pipelines                  2.3
                        Life Insurance             2.2
                        Other, less than 2% each  19.6

                See accompanying notes to financial statements.

PORTFOLIO OF INVESTMENTS - AS OF SEPTEMBER 30, 2005

LOOMIS SAYLES GLOBAL BOND FUND


                                                    PRINCIPAL AMOUNT   VALUE (A)
--------------------------------------------------------------------------------

BONDS AND NOTES - 94.5% OF TOTAL NET ASSETS

NON-CONVERTIBLE BONDS - 94.5%

ARGENTINA - 0.6%
Republic of Argentina, 2.000%, 9/30/2014        ARS       20,000,000 $ 7,092,394
                                                                     -----------
AUSTRALIA - 2.3%
Queensland Treasury Corp., 6.000%, 7/14/2009    AUD       25,775,000  20,021,329
Queensland Treasury Corp., 8.000%, 9/14/2007               4,750,000   3,792,214
Telestra Corp. Ltd., 7.250%, 11/15/2012                    6,850,000   5,512,652
                                                                     -----------
                                                                      29,326,195
                                                                     -----------
AUSTRIA - 2.2%
Oesterreichische Kontrollbank AG,
 1.800%, 3/22/2010                              JPY    2,530,000,000  23,409,275
Republic of Austria, 5.000%, 7/15/2012          EUR        3,360,000   4,554,984
                                                                     -----------
                                                                      27,964,259
                                                                     -----------
BELGIUM - 2.0%
Kingdom of Belgium, 3.750%, 3/28/2009                     20,125,000  25,139,204
                                                                     -----------
BRAZIL - 0.5%
Cia Brasileira de Bebidas, 8.750%, 9/15/2013(c) USD        2,500,000   2,968,750
Republic of Brazil, 8.750%, 2/04/2025                      2,850,000   3,011,025
                                                                     -----------
                                                                       5,979,775
                                                                     -----------
CANADA - 4.1%
Abitibi-Consolidated, Inc.,
 7.750%, 6/15/2011(c)                                      4,170,000   4,107,450
Avenor, Inc., 10.850%, 11/30/2014               CAD        5,775,000   5,712,903
Canadian Government, 0.700%, 3/20/2006          JPY      656,000,000   5,794,811
Canadian Pacific Railway Ltd.,
 4.900%, 6/15/2010, 144A                        CAD        5,575,000   4,959,136
Ford Credit Canada, 7.250%, 12/07/2007          GBP          945,000   1,666,123
Molson Coors Capital Finance,
 5.000%, 9/22/2015                              CAD        7,100,000   6,059,461
Province of Ontario, 5.700%, 12/01/2008                    4,750,000   4,345,566
Province of Ontario, 6.250%, 12/03/2008         NZD        8,160,000   5,571,073
Province of Saskatchewan, 5.750%, 3/05/2029     CAD        3,105,000   3,101,261
Rogers Cable, Inc., 5.500%, 3/15/2014           USD        1,125,000   1,037,813
Rogers Wireless, Inc., 6.375%, 3/01/2014                   1,855,000   1,864,275
Rogers Wireless, Inc., 7.625%, 12/15/2011       CAD        3,515,000   3,212,634
Shaw Communications, Inc.,
 7.500%, 11/20/2013                                        3,970,000   3,718,311
                                                                     -----------
                                                                      51,150,817
                                                                     -----------
CAYMAN ISLAND - 0.8%
Arcel Finance Ltd., 7.048%, 9/01/2011, 144A     USD        3,433,624   3,485,128
Enersis SA, 7.400%, 12/01/2016                               400,000     426,304
Hutchison Whampoa International Ltd.,
 7.450%, 11/24/2033, 144A                                  1,575,000   1,819,283
Vale Overseas Ltd., 8.250%, 1/17/2034                      3,525,000   3,974,437
                                                                     -----------
                                                                       9,705,152
                                                                     -----------
CHILE - 0.3%
Empresa Nacional de Electricidad SA
 (Endesa-Chile), 7.875%, 2/01/2027                         2,900,000   3,121,523
Empresa Nacional de Electricidad SA
 (Endesa-Chile), 8.350%, 8/01/2013                           450,000     512,241
                                                                     -----------
                                                                       3,633,764
                                                                     -----------

                                                    PRINCIPAL AMOUNT   VALUE (A)
--------------------------------------------------------------------------------

BONDS AND NOTES - CONTINUED

COLOMBIA - 0.6%
Bavaria SA, 8.875%, 11/01/2010, 144A            USD        4,835,000 $ 5,333,005
Republic of Columbia, 11.750%, 3/01/2010        COP    3,775,000,000   1,885,891
                                                                     -----------
                                                                       7,218,896
                                                                     -----------
DENMARK - 1.7%
Kingdom of Denmark, 4.000%, 8/15/2008           DKK       32,800,000   5,505,492
Kingdom of Denmark, 6.000%, 11/15/2009                    87,325,000  15,920,286
                                                                     -----------
                                                                      21,425,778
                                                                     -----------
FINLAND - 1.2%
Republic of Finland, 5.000%, 7/04/2007          EUR       11,925,000  14,977,943
                                                                     -----------
FRANCE - 0.6%
Casino Guichard-Perrachon SA,
 4.750%, 7/21/2011                                         5,735,000   7,152,458
                                                                     -----------
GERMANY - 7.3%
Bundesobligation, 3.000%, 4/11/2008                        2,500,000   3,045,048
Bundesobligation, 4.000%, 2/16/2007                       23,805,000  29,258,414
Hypothekenbank in Essen AG,
 5.250%, 1/22/2008                                         5,555,000   7,081,590
KFW, 2.500%, 10/11/2010                                    9,925,000  11,782,829
Munchener Hypothekenbank eG,
 5.000%, 1/16/2012                                         8,435,000  11,337,091
Republic of Germany, 3.250%, 4/17/2009                    19,220,000  23,628,895
Republic of Germany, 5.000%, 1/04/2012                     3,520,000   4,746,298
                                                                     -----------
                                                                      90,880,165
                                                                     -----------
IRELAND - 4.0%
Depfa ACS Bank, 0.750%, 9/22/2008               JPY    2,110,000,000  18,773,424
Republic of Ireland, 4.600%, 4/18/2016          EUR       23,455,000  31,738,420
                                                                     -----------
                                                                      50,511,844
                                                                     -----------
ITALY - 3.4%
Republic of Italy, 0.375%, 10/10/2006           JPY    4,387,000,000  38,753,920
Republic of Italy, 3.800%, 3/27/2008                     409,000,000   3,909,535
                                                                     -----------
                                                                      42,663,455
                                                                     -----------
JAPAN - 0.6%
Development Bank of Japan,
 2.875%, 12/20/2006                                      230,000,000   2,092,767
Japan Bank International Cooperation,
 0.350%, 3/19/2008                                       545,000,000   4,810,897
                                                                     -----------
                                                                       6,903,664
                                                                     -----------
KOREA - 0.9%
Barclays Finance LLC, 4.060%, 9/16/2010, 144A   KRW    6,820,000,000   6,395,376
Barclays Financial LLC, 4.460%, 9/23/2010, 144A        3,250,000,000   3,100,129
Hanarotelecom, Inc., 7.000%, 2/01/2012, 144A    USD        1,610,000   1,589,004
                                                                     -----------
                                                                      11,084,509
                                                                     -----------
LUXEMBOURG - 0.0%
Telecom Italia Capital, 4.950%, 9/30/2014                     90,000      87,096
                                                                     -----------
MALAYSIA - 1.0%
HSBC Bank USA, 3.310%, 8/25/2010, 144A                    11,760,000  11,910,528
                                                                     -----------
MEXICO - 2.6%
America Movil SA de CV,
 4.125%, 3/01/2009(c)                                      3,455,000   3,361,269
American Movil SA, 9.000%, 1/15/2016            MXN       45,000,000   4,189,163

PORTFOLIO OF INVESTMENTS - AS OF SEPTEMBER 30, 2005

                                                 PRINCIPAL AMOUNT   VALUE (A)
-----------------------------------------------------------------------------

BONDS AND NOTES - CONTINUED

MEXICO - CONTINUED
Desarrolladora Homex SA,
 7.500%, 9/28/2015, 144A                     USD        5,150,000 $ 5,150,000
Government of Mexico, 6.750%, 6/06/2006      JPY      924,000,000   8,489,535
Innova S de RL, 9.375%, 9/19/2013(c)         USD        4,285,000   4,863,475
Mexican Fixed Rate Bonds, 4.250%, 6/16/2015  EUR        3,025,000   3,662,134
Mexican Fixed Rate Bonds, 8.000%, 12/07/2023 MXN       15,500,000   1,333,862
Mexican Fixed Rate Bonds, 9.000%, 12/20/2012           13,000,000   1,238,728
United Mexican States, 8.375%, 1/14/2011     USD          750,000     862,500
                                                                  -----------
                                                                   33,150,666
                                                                  -----------
NETHERLANDS - 2.6%
Deutsche Telekom AG, 5.250%, 5/20/2008       EUR        1,705,000   2,181,324
Diageo Capital BV, 3.875%, 1/06/2009                    1,580,000   1,960,390
Kingdom of Netherlands, 5.500%, 1/15/2028              16,730,000  26,049,326
RWE Finance BV, 6.125%, 10/26/2012                      1,440,000   2,048,456
                                                                  -----------
                                                                   32,239,496
                                                                  -----------
POLAND - 0.9%
Republic of Poland, Series 2BR,
 1.020%, 6/09/2009                           JPY    1,200,000,000  10,681,818
                                                                  -----------
PORTUGAL - 0.2%
Republic of Portugal, 3.500%, 4/24/2008               300,000,000   2,841,934
                                                                  -----------
SINGAPORE - 1.2%
Government of Singapore, 4.625%, 7/01/2010   SGD       18,515,000  11,934,184
Singapore Telecommunications Ltd.,
 6.000%, 11/21/2011                          EUR        1,425,000   1,975,354
SP Powerassets Ltd., 3.730%, 10/22/2010      SGD        2,340,000   1,439,573
                                                                  -----------
                                                                   15,349,111
                                                                  -----------
SOUTH AFRICA - 0.1%
Republic of South Africa, 5.250%, 5/16/2013  EUR          800,000   1,065,896
                                                                  -----------
SPAIN - 3.5%
Government of Spain, 3.600%, 1/31/2009                 22,710,000  28,210,642
Kingdom of Spain, 3.100%, 9/20/2006          JPY    1,790,000,000  16,225,659
                                                                  -----------
                                                                   44,436,301
                                                                  -----------
SUPRANATIONAL - 1.7%
European Investment Bank, 2.125%, 9/20/2007           825,000,000   7,538,554
European Investment Bank, 3.000%, 9/20/2006         1,110,000,000  10,044,649
Inter-American Development Bank,
 Zero Coupon Bond, 5/11/2009                 BRL       13,000,000   3,431,576
Nordic Investment Bank, 5.250%, 4/20/2006    SEK        6,000,000     787,164
                                                                  -----------
                                                                   21,801,943
                                                                  -----------
SWEDEN - 3.9%
Government of Sweden, Series 1040,
 6.500%, 5/05/2008                                    175,445,000  24,940,583
Government of Sweden, Series 1045,
 5.250%, 3/15/2011                                    133,000,000  19,261,815
Stena AB, 7.000%, 12/01/2016                 USD        2,705,000   2,502,125
Stena AB, 7.500%, 11/01/2013                            2,855,000   2,776,487
                                                                  -----------
                                                                   49,481,010
                                                                  -----------

                                                PRINCIPAL AMOUNT    VALUE (A)
-----------------------------------------------------------------------------

BONDS AND NOTES - CONTINUED

THAILAND - 0.7%
Barclays Financial LLC,
 4.100%, 3/22/2010, 144A                    THB      183,000,000 $  4,180,755
Barclays Financial LLC,
 4.160%, 2/22/2010, 144A                             183,000,000    4,195,469
                                                                 ------------
                                                                    8,376,224
                                                                 ------------
UNITED KINGDOM - 8.8%
MBNA Europe Funding Plc, 6.500%, 3/27/2007  EUR        3,800,000    4,827,673
NGG Finance Plc, 6.125%, 8/23/2011                     1,355,000    1,883,582
Pearson Plc, 6.125%, 2/01/2007                           640,000      804,131
Permanent Finance Plc, 5.100%, 6/10/2009               3,531,000    4,418,041
Scottish Power UK Plc, Series EMTN,
 6.625%, 1/14/2010                          GBP        1,905,000    3,606,637
Standard Chartered Bank, 6.750%, 4/27/2009               800,000    1,499,168
United Kingdom Treasury, 4.750%, 3/07/2020            14,730,000   27,183,098
United Kingdom Treasury, 5.000%, 3/07/2012            16,360,000   30,067,695
United Kingdom Treasury, 5.000%, 3/07/2025            11,250,000   21,701,488
United Kingdom Treasury, 6.250%, 11/25/2010            6,280,000   12,115,029
WPP Group Plc, 6.000%, 6/18/2008            EUR        1,495,000    1,942,154
                                                                 ------------
                                                                  110,048,696
                                                                 ------------
UNITED STATES - 34.2%
Agco Corp., 6.875%, 4/15/2014                          3,185,000    4,024,070
Albertson's, Inc., 6.625%, 6/01/2028        USD           30,000       23,954
Albertson's, Inc., 7.450%, 8/01/2029                     110,000       94,886
American Standard, Inc., 7.125%, 6/01/2006  EUR          325,000      402,319
American Standard, Inc., 8.250%, 6/01/2009  GBP          325,000      633,424
ASIF Global Financing XXVII,
 2.380%, 2/26/2009, 144A                    SGD       16,300,000    9,540,353
CIT Group, Inc., 5.500%, 12/01/2014         GBP        2,835,000    5,118,054
Citi Credit Card Issuance Trust,
 5.375%, 4/10/2013                          EUR        4,163,000    5,596,120
Citibank NA (New York),
 15.000%, 7/02/2010, 144A                   BRL        1,260,000      591,492
Clear Channel Communications,
 4.500%, 1/15/2010                          USD        6,190,000    5,946,393
Corning, Inc., 5.900%, 3/15/2014                       1,675,000    1,699,379
Corning, Inc., 6.200%, 3/15/2016                       3,180,000    3,270,942
Corning, Inc., 6.750%, 9/15/2013                         400,000      428,417
Couche-Tard US/Finance, 7.500%, 12/15/2013             3,775,000    3,888,250
DaimlerChrysler Auto Trust, Series 2005-A,
 Class A4, 3.740%, 2/08/2010                           9,480,000    9,315,894
DaimlerChrysler NA Holding,
 4.875%, 6/15/2010                                     3,285,000    3,219,362
Del Monte Corp., 6.750%, 2/15/2015, 144A               4,465,000    4,487,325
EOP Operating LP, 4.650%, 10/01/2010                   8,295,000    8,157,328
Equistar Chemicals, LP, 6.500%, 2/15/2006              2,590,000    2,596,475
Federal Farm Credit Bank, 3.375%, 7/15/2008           16,300,000   15,850,511
Federal Farm Credit Bank, 4.125%, 4/15/2009            9,365,000    9,254,802
Federal Home Loan Mortgage Corp.,
 3.220%, 6/20/2007                          SGD        4,750,000    2,844,888
Federal National Mortgage Association,
 1.750%, 3/26/2008                          JPY    3,990,000,000   36,339,157

PORTFOLIO OF INVESTMENTS - AS OF SEPTEMBER 30, 2005

                                                   PRINCIPAL AMOUNT   VALUE (A)
-------------------------------------------------------------------------------

BONDS AND NOTES - CONTINUED

UNITED STATES - CONTINUED
Federal National Mortgage Association,
 2.125%, 10/09/2007                            JPY      360,000,000 $ 3,288,187
Federal National Mortgage Association,
 2.290%, 2/19/2009                             SGD       16,200,000   9,491,933
Fisher Scientific International Inc.,
 6.125%, 7/01/2015, 144A                       USD        5,065,000   5,077,662
Ford Motor Credit Co., 5.700%, 1/15/2010(c)                 840,000     763,065
General Electric Capital Corp.,
 0.550%, 10/14/2008                            JPY      560,000,000   4,930,042
General Electric Capital Corp., Series EMTN,
 1.400%, 11/02/2006                                   2,383,000,000  21,282,739
General Electric Capital Corp., Series EMTN,
 1.725%, 6/27/2008                             SGD        2,250,000   1,299,863
Georgia-Pacific Corp., 7.250%, 6/01/2028       USD        4,540,000   4,670,525
HCA, Inc., 5.500%, 12/01/2009                             3,690,000   3,614,230
HCA, Inc., 7.500%, 11/06/2033                             3,015,000   3,008,041
Honda Auto Receivables Owner Trust,
 Series 2005-1, Class A4, 3.820%, 5/21/2010               9,020,000   8,847,272
J.P. Morgan Chase & Co.,
 0.000%, 5/10/2010, 144A                       BRL       27,000,000   6,490,097
John Deere Capital Corp., 3.900%, 1/15/2008    USD        2,595,000   2,554,303
KfW International Finance, Inc.,
 1.750%, 3/23/2010                             JPY      677,000,000   6,248,319
KfW International Finance, Inc.,
 2.050%, 9/21/2009                                    2,671,000,000  24,862,888
Kroger Co., 5.500%, 2/01/2013                  USD        2,970,000   2,980,927
L-3 Communications Corp.,
 6.375%, 10/15/2015, 144A                                 4,645,000   4,679,837
Lear Corp., 5.750%, 8/01/2014(c)                          4,655,000   3,886,925
Lehman Brothers Holdings, Inc.,
 4.000%, 1/22/2008                                        2,175,000   2,145,644
Lucent Technologies, Inc., 6.450%, 3/15/2029              3,405,000   2,979,375
MBNA Credit Card Master Note Trust,
 4.300%, 2/15/2011                                       11,680,000  11,603,356
MGM Mirage, 6.000%, 10/01/2009                            5,990,000   5,915,125
Morgan Stanley, 5.375%, 11/14/2013             GBP        2,010,000   3,628,939
News America Holdings, Inc.,
 8.625%, 2/07/2014(e)                          AUD        1,240,000   1,007,914
Pemex Project Funding Master Trust,
 7.875%, 2/01/2009                             USD        5,600,000   6,062,000
Phillips-Van Heusen Corp., 7.250%, 2/15/2011              4,595,000   4,617,975
Pioneer Natural Resources Co.,
 6.500%, 1/15/2008                                        3,436,000   3,527,903
Qwest Capital Funding, Inc.,
 7.250%, 2/15/2011(c)                                     1,035,000     985,837
Qwest Corporation, 7.875%, 9/01/2011                      2,390,000   2,491,575
Russell Corp., 9.250%, 5/01/2010                          3,000,000   3,030,000
Simon Property Group LP, 4.875%, 3/18/2010                5,850,000   5,834,199
Smithfield Foods, Inc., 7.000%, 8/01/2011                 5,075,000   5,176,500
Tennessee Valley Authority, 5.375%, 11/13/2008           10,175,000  10,450,936
U.S. Treasury Bonds, 5.375%, 2/15/2031(c)                10,465,000  11,724,065
U.S. Treasury Notes, 2.500%, 10/31/2006(c)               28,925,000  28,431,250
U.S. Treasury Notes, 2.750%, 8/15/2007(c)                12,730,000  12,408,771
U.S. Treasury Notes, 3.375%, 10/15/2009(c)               12,185,000  11,808,508

                                                                                  PRINCIPAL AMOUNT                    VALUE (A)
-------------------------------------------------------------------------------------------------------------------------------

BONDS AND NOTES - CONTINUED

UNITED STATES - CONTINUED
U.S. Treasury Notes, 4.250%, 8/15/2014(c)                       USD                        175,000               $      173,906
U.S. Treasury Notes, 5.750%, 8/15/2010(c)                                               25,165,000                   26,839,052
Union Pacific Corp., 3.875%, 2/15/2009(c)                                                2,175,000                    2,113,739
Wells Fargo & Co., 5.750%, 7/12/2010                            AUD                      8,110,000                    6,121,276
Williams Cos., Inc., 7.875%, 9/01/2021(c)                       USD                      2,750,000                    3,025,000
Xerox Corp., 6.875%, 8/15/2011                                                           4,530,000                    4,733,850
XTO Energy, Inc., 5.300%, 6/30/2015                                                         55,000                       54,988
                                                                                                                 --------------
                                                                                                                    428,192,333
                                                                                                                 --------------
VENEZUELA - 0.1%
Cerro Negro Finance Ltd.,
 7.900%, 12/01/2020, 144A                                                                1,310,000                    1,247,775
                                                                                                                 --------------

TOTAL NON-CONVERTIBLE BONDS
 (Identified Cost $1,205,118,961)                                                                                 1,183,721,099
                                                                                                                 --------------

TOTAL BONDS AND NOTES
 (Identified Cost $1,205,118,961)                                                                                 1,183,721,099
                                                                                                                 --------------

SHORT-TERM INVESTMENTS - 11.9% OF TOTAL NET ASSETS
Tri-Party Repurchase Agreement with Fixed
Income Clearing Corporation, dated 9/30/05 at
1.750% to be repurchased at $47,244,889 on
10/3/05 collateralized by $48,305,000 U.S.
Treasury Note, 4.000% due 9/30/07 with a value
of $48,184,238 (Note 2g)                                                                47,238,000                   47,238,000
                                                                                                                 --------------

                                                                                            SHARES
-------------------------------------------------------------------------------------------------------------------------------
State Street Navigator Securities Lending Prime
Portfolio(d)                                                                           102,262,910                  102,262,910
                                                                                                                 --------------

TOTAL SHORT-TERM INVESTMENTS
 (Identified Cost $149,500,910)                                                                                     149,500,910
                                                                                                                 --------------

TOTAL INVESTMENTS - 106.4%
 (Identified Cost $1,354,619,871)(b)                                                                              1,333,222,009
 Other assets less liabilities--(6.4)%                                                                             (80,019,900)
                                                                                                                 --------------

TOTAL NET ASSETS - 100%                                                                                          $1,253,202,109
                                                                                                                 --------------

(a)See Note 2a of Notes to Financial Statements.
(b)Federal Tax Information:
   At September 30, 2005, the net unrealized depreciation on investments based on cost of $1,360,744,346 for federal income tax purposes was as follows:
   Aggregate gross unrealized appreciation for all securities in which there is an excess of value over tax cost $   12,609,482
   Aggregate gross unrealized depreciation for all securities in which there is an excess of tax cost over value   (40,131,819)
                                                                                                                 --------------
   Net unrealized depreciation                                                                                   $ (27,522,337)
                                                                                                                 --------------

(c)All or a portion of this security was on loan to brokers at September 30, 2005.
(d)Represents investment of securities lending collateral.
(e)Illiquid security
144ASecurities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At September 30, 2005, the total value of these securities amounted to $84,232,354 or 6.72% of total net assets.
   Key to Abbreviations: ARS: Argentine Peso; AUD: Australian Dollar; BRL:
   Brazilian Real; CAD: Canadian Dollar; COP: Colombian Peso; DKK: Danish Krone; EUR: Euro; GBP: Great British Pound; JPY: Japanese Yen; KRW: South Korean Won; MXN: Mexican Peso; NZD: New Zealand Dollar; SEK: Swedish Krona;
   SGD: Singapore Dollar; THB Thailand Bhat; USD: United States Dollar

PORTFOLIO OF INVESTMENTS - AS OF SEPTEMBER 30, 2005

HOLDINGS AT SEPTEMBER 30, 2005 AS A PERCENTAGE OF NET ASSETS (UNAUDITED)

Sovereigns                33.8%
Sovereigns Non-Callable    8.3
Treasuries                 7.3
Government Agencies        7.0
Banking                    4.3
Foreign Local Governments  2.9
Non-Captive Diversified    2.2
Other, less than 2% each  28.7

                See accompanying notes to financial statements.

PORTFOLIO OF INVESTMENTS - AS OF SEPTEMBER 30, 2005

LOOMIS SAYLES INSTITUTIONAL HIGH INCOME FUND


                                                    PRINCIPAL AMOUNT  VALUE (A)
-------------------------------------------------------------------------------

BONDS AND NOTES - 84.4% OF TOTAL NET ASSETS

NON-CONVERTIBLE BONDS - 76.4%

AIRLINES - 1.5%
American Airlines, Inc., 6.978%, 4/01/2011      USD          104,806 $  106,150
American Airlines, Inc., Series 93A6,
 8.040%, 9/16/2011                                            50,184     44,468
Continental Airlines, Inc., Series 1998-1A,
 6.648%, 9/15/2017                                           349,027    337,364
Continental Airlines, Inc., Series 1999-1A,
 6.545%, 2/02/2019                                           308,647    302,635
Continental Airlines, Inc., Series 2000-2,
 7.707%, 10/02/2022                                          480,842    476,972
Continental Airlines, Inc., Series 2000-2,
 8.307%, 10/02/2019                                          200,001    176,631
Continental Airlines, Inc., Series 2001-1B
 7.373%, 12/15/2015                                           47,527     41,523
Northwest Airlines Corp., Series 992 B,
 7.950%, 3/01/2015(c)                                        215,720    164,294
                                                                     ----------
                                                                      1,650,037
                                                                     ----------
AUTOMOTIVE - 2.4%
Cummins Engine Co., Inc., 7.125%, 3/01/2028                  350,000    355,250
Dana Corp., 5.850%, 1/15/2015(g)                              10,000      7,844
Dana Corp., 7.000%, 3/01/2029                                 55,000     41,883
Delphi Automotive Systems Corp.,
 6.550%, 6/15/2006(c)(g)                                     250,000    183,750
Delphi Automotive Systems Corp.,
 7.125%, 5/01/2029(c)(g)                                   1,300,000    832,000
GMAC Canada Ltd., 6.625%, 12/17/2010            GBP           25,000     39,760
GMAC, 7.500%, 12/01/2006                        NZD          250,000    165,334
GMAC International Finance BV,
 8.000%, 3/14/2007                                         1,250,000    847,221
Goodyear Tire & Rubber Co.,
 7.000%, 3/15/2028(g)                           USD          280,000    226,800
                                                                     ----------
                                                                      2,699,842
                                                                     ----------
BANKING - 3.5%
Barclays Financial LLC, 4.100%, 3/22/2010, 144A THB       52,000,000  1,187,974
Barclays Financial LLC, 4.160%, 2/22/2010, 144A           50,000,000  1,146,303
Barclays Financial LLC, 4.460%, 9/23/2010, 144A KRW      520,000,000    496,020
HSBC Bank USA, 3.310%, 8/25/2010, 144A          USD          500,000    506,400
J.P. Morgan Chase & Co.,
 Zero Coupon Bond, 5/10/2010, 144A              BRL        2,200,000    528,823
                                                                     ----------
                                                                      3,865,520
                                                                     ----------
CHEMICALS - 4.2%
Borden, Inc., 7.875%, 2/15/2023(g)              USD          999,000    799,200
Borden, Inc., 9.200%, 3/15/2021                            2,231,000  2,030,210
IMC Global, Inc., 7.300%, 1/15/2028                        1,405,000  1,443,637
IMC Global, Inc., 7.375%, 8/01/2018                          400,000    410,500
                                                                     ----------
                                                                      4,683,547
                                                                     ----------
CONSTRUCTION MACHINERY - 0.6%
Great Lakes Dredge & Dock Corp.,
 7.750%, 12/15/2013(g)                                       300,000    275,250
United Rentals North America, Inc.,
 7.000%, 2/15/2014(g)                                        395,000    366,362
                                                                     ----------
                                                                        641,612
                                                                     ----------

PORTFOLIO OF INVESTMENTS - AS OF SEPTEMBER 30, 2005

                                                       PRINCIPAL AMOUNT  VALUE (A)
----------------------------------------------------------------------------------

BONDS AND NOTES - CONTINUED

ELECTRIC - 5.2%
AES Corp., 7.750%, 3/01/2014(g)                    USD        1,185,000 $1,256,100
AES Corp., 8.375%, 3/01/2011                       GBP          405,000    735,769
AES Corp., 8.875%, 11/01/2027                      USD          700,000    763,000
Calpine Canada Energy Finance,
 8.500%, 5/01/2008(g)                                           515,000    307,712
Calpine Canada Energy Finance,
 8.750%, 10/15/2007                                CAD          510,000    272,000
Calpine Corp., 7.625%, 4/15/2006(g)                USD           65,000     57,200
Calpine Corp., 7.750%, 4/15/2009(g)                             535,000    278,200
Calpine Corp., 7.875%, 4/01/2008(g)                             350,000    206,500
Calpine Corp., 8.500%, 2/15/2011(g)                           1,090,000    577,700
Calpine Corp., 8.625%, 8/15/2010(g)                             200,000    105,000
Dynegy Holdings, Inc., 7.125%, 5/15/2018                        100,000     92,500
Dynegy Holdings, Inc., 7.625%, 10/15/2026                       220,000    203,500
NGC Corporation Capital Trust I, Series B,
 8.316%, 6/01/2027                                              125,000    112,188
Quezon Power Philippines Co., 8.860%, 6/15/2017(d)              446,250    435,094
TXU Corp., Series P, 5.550%, 11/15/2014                          45,000     42,720
TXU Corp., Series R, 6.550%, 11/15/2034(g)                      300,000    278,430
                                                                        ----------
                                                                         5,723,613
                                                                        ----------
FOOD - 0.2%
Friendly Ice Cream Corp., 8.375%, 6/15/2012(g)                  200,000    189,000
                                                                        ----------
GOVERNMENT AGENCIES - 1.2%
Federal Home Loan Mortgage Corp.,
 3.220%, 6/20/2007                                 SGD          250,000    149,731
Federal National Mortgage Association,
 2.290%, 2/19/2009                                            2,000,000  1,171,844
                                                                        ----------
                                                                         1,321,575
                                                                        ----------
HEALTHCARE - 0.2%
HCA, Inc., 7.050%, 12/01/2027                      USD          250,000    236,128
                                                                        ----------
HOME CONSTRUCTION - 0.5%
K Hovnanian Enterprises, Inc.,
 6.375%, 12/15/2014                                             280,000    266,280
K Hovnanian Enterprises, Inc.,
 6.250%, 1/15/2016, 144A                                        250,000    232,787
                                                                        ----------
                                                                           499,067
                                                                        ----------
INDEPENDENT/ENERGY - 0.3%
Astoria Depositor Corp., 8.144%, 5/01/2021, 144A                350,000    347,778
                                                                        ----------
INTEGRATED/ENERGY - 2.5%
Cerro Negro Finance Ltd.,
 7.900%, 12/01/2020, 144A                                     1,450,000  1,381,125
Petrozuata Finance, Inc., 8.220%, 4/01/2017, 144A             1,435,000  1,370,425
                                                                        ----------
                                                                         2,751,550
                                                                        ----------
LIFE INSURANCE - 2.0%
ASIF Global Financing XXVII,
 2.380%, 2/26/2009, 144A                           SGD        3,700,000  2,165,602
                                                                        ----------
MEDIA CABLE - 1.0%
NTL Cable Plc, 9.750%, 4/15/2014                   GBP          650,000  1,155,068
                                                                        ----------

                                                      PRINCIPAL AMOUNT  VALUE (A)
---------------------------------------------------------------------------------

BONDS AND NOTES - CONTINUED

METALS & MINING - 1.3%
AK Steel Corp., 7.750%, 6/15/2012(g)              USD        1,000,000 $  922,500
Murrin Murrin Holdings Property Ltd.,
 9.375%, 8/31/2007(c)(j)                                       825,000         --
Vale Overseas Ltd., 8.250%, 1/17/2034                          500,000    563,750
                                                                       ----------
                                                                        1,486,250
                                                                       ----------
NON-CAPTIVE DIVERSIFIED - 2.4%
General Electric Capital Corp., 6.500%, 9/28/2015 NZD        3,250,000  2,201,650
General Electric Capital Corp., Series EMTN,
 1.725%, 6/27/2008                                SGD          750,000    433,288
                                                                       ----------
                                                                        2,634,938
                                                                       ----------
OIL FIELD SERVICES - 1.1%
North America Energy Partners, Inc.,
 8.750%, 12/01/2011                               USD          630,000    598,500
Pecom Energia SA, 8.125%, 7/15/2010, 144A                      600,000    642,000
                                                                       ----------
                                                                        1,240,500
                                                                       ----------
PACKAGING - 0.8%
Owens-Illinois, Inc., 7.800%, 5/15/2018(g)                     650,000    653,250
Solo Cup Co., 8.500%, 2/15/2014(g)                             250,000    221,250
                                                                       ----------
                                                                          874,500
                                                                       ----------
PAPER - 1.3%
Abitibi-Consolidated, Inc., 5.250%, 6/20/2008                  200,000    192,500
Abitibi-Consolidated, Inc., 6.000%, 6/20/2013                  250,000    219,375
Abitibi-Consolidated, Inc., 7.500%, 4/01/2028                  125,000    105,625
Georgia-Pacific Corp. (Timber Group),
 7.250%, 6/01/2028(g)                                          925,000    951,594
                                                                       ----------
                                                                        1,469,094
                                                                       ----------
PHARMACEUTICALS - 1.0%
Elan Financial Plc, 7.750%, 11/15/2011, 144A                   810,000    712,800
Pharma Service Intermediate Holding Corp.,
 Zero Coupon Bond (Step to 11.500% on 4/1/2009),
 4/01/2014(d)                                                  500,000    370,000
                                                                       ----------
                                                                        1,082,800
                                                                       ----------
PIPELINES - 5.9%
Coastal Corp., 6.375%, 2/01/2009(g)                            570,000    555,750
Coastal Corp., 7.750%, 6/15/2010                               300,000    306,000
El Paso Corp., 6.750%, 5/15/2009                               465,000    460,350
El Paso Corp., 7.000%, 5/15/2011(g)                            690,000    688,275
El Paso Corp., 7.800%, 8/01/2031(g)                            500,000    501,250
Williams Cos., Inc., 7.500%, 1/15/2031                       3,725,000  3,957,812
                                                                       ----------
                                                                        6,469,437
                                                                       ----------
RAILROADS - 0.4%
Missouri Pacific Railroad Co., 4.750%, 1/01/2020                30,000     25,359
Missouri Pacific Railroad Co., 5.000%, 1/01/2045               314,000    234,109
TFM SA de CV, 12.500%, 6/15/2012                               125,000    145,000
                                                                       ----------
                                                                          404,468
                                                                       ----------
RESTAURANTS - 0.4%
McDonald's Corp., 3.627%, 10/10/2010              SGD          750,000    456,326
                                                                       ----------

PORTFOLIO OF INVESTMENTS - AS OF SEPTEMBER 30, 2005

                                                          PRINCIPAL AMOUNT   VALUE (A)
--------------------------------------------------------------------------------------

BONDS AND NOTES - CONTINUED

RETAILERS - 4.0%
Dillard's, Inc., 6.625%, 1/15/2018(g)                 USD          500,000 $   465,000
Dillard's, Inc., 7.000%, 12/01/2028                                350,000     322,000
Dillard's, Inc., 7.130%, 8/01/2018                                 500,000     475,000
Dillard's, Inc., 7.750%, 7/15/2026                               1,500,000   1,455,000
Toys R Us 7.375%, 10/15/2018                                       930,000     744,000
Woolworth Corp., 8.500%, 1/15/2022                                 910,000     989,625
                                                                           -----------
                                                                             4,450,625
                                                                           -----------
SOVEREIGNS - 10.2%
Mexican Fixed Rate Bonds 9.000%, 12/20/2012           MXN       36,500,000   3,477,968
Mexican Fixed Rate Bonds 10.000%, 12/05/2024                     8,000,000     825,137
Republic of Argentina, 8.280%, 12/31/2033(g)          USD          258,921     267,077
Republic of Brazil, 8.250%, 1/20/2034(g)                         2,635,000   2,648,175
Republic of Brazil, 10.125%, 5/15/2027(g)                          585,000     700,830
Republic of Brazil, 10.250%, 6/17/2013                             700,000     833,000
Republic of Peru, 5.000%, 3/07/2017(f)                             269,500     259,393
Republic of South Africa, 12.500%, 12/21/2006         ZAR          455,000      75,160
Republic of Uruguay, 7.500%, 3/15/2015                USD        1,133,000   1,161,325
Republic of Uruguay, 7.875%, 1/15/2033(i)                        1,047,052   1,027,420
                                                                           -----------
                                                                            11,275,485
                                                                           -----------
SUPERMARKETS - 0.7%
Albertson's, Inc., 6.625%, 6/01/2028                               140,000     111,785
Albertson's, Inc., 7.450%, 8/01/2029                               700,000     603,822
Albertson's Inc., 8.000%, 5/01/2031                                 40,000      36,424
                                                                           -----------
                                                                               752,031
                                                                           -----------
SUPRANATIONAL - 2.6%
Inter-American Development Bank,
 Zero Coupon Bond, 5/11/2009                          BRL       11,000,000   2,903,641
                                                                           -----------
TECHNOLOGY - 8.2%
Amkor Technology, Inc., 7.125%, 3/15/2011(g)          USD          250,000     215,625
Amkor Technology, Inc., 7.750%, 5/15/2013(g)                       775,000     662,625
Corning, Inc., 5.900%, 3/15/2014                                   250,000     253,639
Corning, Inc., 6.200%, 3/15/2016                                   400,000     411,439
Corning, Inc., 6.850%, 3/01/2029(g)                                701,000     707,478
Hynix Semiconductor, Inc.,
 9.875%, 7/01/2012,144A(g)                                         250,000     277,500
Lucent Technologies, Inc., 6.450%, 3/15/2029                     3,415,000   2,988,125
Nortel Networks Corp., 6.875%, 9/01/2023                         1,000,000     930,000
Northern Telecom Capital Corp.,
 7.875%, 6/15/2026                                               1,975,000   1,935,500
Xerox Corp., 7.200%, 4/01/2016(g)                                  640,000     697,600
                                                                           -----------
                                                                             9,079,531
                                                                           -----------
TRANSPORTATION SERVICES - 6.0%
American President Cos. Ltd., 8.000%, 1/15/2024                  2,485,000   2,550,231
Atlas Air Worldwide Holdings, Inc.,
 7.200%, 1/02/2019                                                 862,646     857,298
Atlas Air, Inc., Series 2000-1, 9.702%, 1/02/2008                   40,344      23,777
Atlas Air, Inc., Series 1999-1B, 7.630%, 1/02/2015(c)              397,855     330,865
Atlas Air, Inc., Series 1999-1C, 8.770%, 1/02/2011(c)              149,828      81,760
Atlas Air, Inc., Series A, 7.380%, 1/02/2018                       408,118     406,347
Atlas Air, Inc., Series B, 7.680%, 1/02/2014(c)                  1,564,590   1,320,592
Bombardier, Inc., 7.350%, 12/22/2026                  CAD          600,000     426,859
Bombardier, Inc., 7.450%, 5/01/2034, 144A(g)          USD          750,000     633,750
                                                                           -----------
                                                                             6,631,479
                                                                           -----------

                                                      PRINCIPAL AMOUNT   VALUE (A)
----------------------------------------------------------------------------------

BONDS AND NOTES - CONTINUED

WIRELINES - 4.8%
AT&T Corp., 6.500%, 3/15/2029                     USD          127,000 $   129,629
Hawaiian Telcom Communications,
 12.500%, 5/01/2015, 144A                                      250,000     252,500
Philippine Long Distance Telephone Co.,
 8.350%, 3/06/2017                                           1,100,000   1,137,125
Qwest Capital Funding, Inc.,
 7.000%, 8/03/2009(g)                                          400,000     391,000
Qwest Capital Funding, Inc.,
 7.250%, 2/15/2011(g)                                          400,000     381,000
Qwest Capital Funding, Inc.,
 7.625%, 8/03/2021(g)                                          200,000     175,000
Qwest Capital Funding, Inc.,
 7.750%, 2/15/2031(g)                                        1,400,000   1,207,500
Qwest Communications International, Inc.,
 Series B, 7.250%, 11/01/2008                                   25,000      24,375
Qwest Corp., 7.250%, 10/15/2035                                225,000     199,688
US West Capital Funding, Inc.,
 6.500%, 11/15/2018                                            894,000     742,020
US West Capital Funding, Inc., 6.875%, 7/15/2028               775,000     637,437
                                                                       -----------
                                                                         5,277,274
                                                                       -----------

TOTAL NON-CONVERTIBLE BONDS
 (Identified Cost $75,591,293)                                          84,418,318
                                                                       -----------

CONVERTIBLE BONDS - 8.0%

AIRLINES - 0.3%
Continental Airlines, Inc., 5.000%, 6/15/2023                  425,000     291,656
                                                                       -----------
PHARMACEUTICALS - 4.6%
Enzon Pharmaceuticals, Inc., 4.500%, 7/01/2008                 745,000     676,087
Epix Pharmaceuticals, Inc., 3.000%, 6/15/2024                  130,000      99,125
IVAX Corp., 4.500%, 5/15/2008                                   55,000      54,931
Nektar Therapeutics, 3.500%, 10/17/2007                        940,000     920,025
Regeneron Pharmaceuticals, Inc.,
 5.500%, 10/17/2008                                          1,030,000     975,925
Valeant Pharmaceuticals International,
 3.000%, 8/16/2010                                             455,000     413,481
Valeant Pharmaceuticals International,
 4.000%, 11/15/2013(g)                                          50,000      45,313
Vertex Pharmaceuticals, Inc.,
 5.750%, 2/15/2011, 144A                                     1,200,000   1,887,000
                                                                       -----------
                                                                         5,071,887
                                                                       -----------
TECHNOLOGY - 2.9%
Amkor Technology, Inc., 5.000%, 3/15/2007(g)                   805,000     709,406
Kulicke & Soffa Industries, Inc.,
 0.500%, 11/30/2008                                            595,000     439,556
Kulicke & Soffa Industries, Inc.,
 1.000%, 6/30/2010                                              50,000      37,938
Maxtor Corp., 5.750%, 3/01/2012(j)                           1,655,000   1,489,500
Nortel Networks Corp., 4.250%, 9/01/2008                       425,000     400,031
Richardson Electric Ltd.,
 7.750%, 12/15/2011, 144A                                      132,000     122,100
                                                                       -----------
                                                                         3,198,531
                                                                       -----------

PORTFOLIO OF INVESTMENTS - AS OF SEPTEMBER 30, 2005

                                                 PRINCIPAL AMOUNT   VALUE (A)
-----------------------------------------------------------------------------

BONDS AND NOTES - CONTINUED

TEXTILE - 0.0%
Dixie Yarns, Inc., 7.000%, 5/15/2012         USD           28,000 $    26,495
                                                                  -----------
TRANSPORTATION SERVICES - 0.0%
Builders Transportation, Inc.,
 8.000%, 8/15/2005(c)(j)                                   75,000           8
                                                                  -----------
WIRELINES - 0.2%
Level 3 Communications, Inc.,
 6.000%, 9/15/2009(g)                                     345,000     180,694
Level 3 Communications, Inc.,
 6.000%, 3/15/2010(g)                                     100,000      51,375
                                                                  -----------
                                                                      232,069
                                                                  -----------

TOTAL CONVERTIBLE BONDS
 (Identified Cost $8,320,158)                                       8,820,646
                                                                  -----------

TOTAL BONDS AND NOTES
 (Identified Cost $83,911,451)                                     93,238,964
                                                                  -----------

                                                           SHARES
-----------------------------------------------------------------------------

COMMON STOCKS - 2.2% OF TOTAL NET ASSETS

COMMUNICATIONS EQUIPMENT - 1.2%
Corning, Inc.,(e)                                          69,766   1,348,577
                                                                  -----------
METALS & MINING - 0.2%
Companhia Vale do Rio Doce, ADR                             5,450     239,037
                                                                  -----------
REAL ESTATE - 0.8%
Associated Estates Realty Corp.,                           50,200     491,960
Developers Diversified Realty Corp.                         7,125     332,737
                                                                  -----------
                                                                      824,697
                                                                  -----------

TOTAL COMMON STOCKS
 (Identified Cost $1,363,877)                                       2,412,311
                                                                  -----------

PREFERRED STOCKS - 8.6% OF TOTAL NET ASSETS

NON-CONVERTIBLE PREFERRED STOCKS - 0.0%

AUTO COMPONENTS - 0.0%
Delphi Trust I, 8.250%(g)                                   2,000      18,700
                                                                  -----------

TOTAL NON-CONVERTIBLE PREFERRED STOCKS
 (Identified Cost $37,740)                                             18,700
                                                                  -----------

CONVERTIBLE PREFERRED STOCKS - 8.6%

AUTOMOTIVE - 2.5%
Cummins Capital Trust I, 7.000%                            29,500   2,750,875
                                                                  -----------
CONSTRUCTION MACHINERY - 0.3%
United Rentals Trust, 6.500%(g)                             7,500     301,875
                                                                  -----------
ELECTRIC - 0.5%
AES Trust III, 6.750%(g)                                   12,000     572,400
                                                                  -----------
ELECTRIC UTILITIES - 0.2%
CMS Energy Trust I, 7.750%                                  3,450     172,500
                                                                  -----------

                                                                                             SHARES                  VALUE (A)
------------------------------------------------------------------------------------------------------------------------------

PREFERRED STOCKS - CONTINUED

LODGING - 0.3%
Felcor Lodging, Series A                                         USD                          1,100              $      27,093
Host Marriott Financial Trust, 6.750%                                                         6,000                    330,000
                                                                                                                 -------------
                                                                                                                       357,093
                                                                                                                 -------------
PACKAGING - 1.0%
Owens-Illinois, Inc., 4.750%                                                                 29,725                  1,096,852
                                                                                                                 -------------
TECHNOLOGY - 0.9%
Lucent Technologies Capital Trust, 7.750%                                                     1,000                  1,008,750
                                                                                                                 -------------
WIRELINES - 2.9%
Philippine Long Distance Telephone Co.,
 $3.50 GDS                                                                                   61,950                  3,252,375
                                                                                                                 -------------

TOTAL CONVERTIBLE PREFERRED STOCKS
 (Identified Cost $5,518,778)                                                                                        9,512,720
                                                                                                                 -------------

TOTAL PREFERRED STOCKS
 (Identified Cost $5,556,518)                                                                                        9,531,420
                                                                                                                 -------------

                                                                                   PRINCIPAL AMOUNT
------------------------------------------------------------------------------------------------------------------------------

SHORT-TERM INVESTMENTS - 18.0% OF TOTAL NET ASSETS
Tri-Party Repurchase Agreement with Fixed
Income Clearing Corporation, dated 9/30/05 at
1.750% to be repurchased at $1,555,227 on
10/03/05 collateralized by $1,635,000 U.S.
Treasury Note, 3.375% due 9/15/09 with a value
of $1,590,038 (Note 2g)                                                                 $ 1,555,000                  1,555,000
                                                                                                                 -------------
State Street Navigator Securities Lending Prime
 Portfolio(h)                                                                            18,405,642                 18,405,642
                                                                                                                 -------------

TOTAL SHORT-TERM INVESTMENTS
 (Identified Cost $19,960,642)                                                                                      19,960,642
                                                                                                                 -------------

TOTAL INVESTMENTS - 113.2%
 (Identified Cost $110,792,488)(b)                                                                                 125,143,337
 Other Assets Less Liabilities--(13.2)%                                                                           (14,610,384)
                                                                                                                 -------------

TOTAL NET ASSETS - 100%                                                                                          $ 110,532,953
                                                                                                                 -------------

(a)See Note 2a of Notes to Financial Statements.
(b)Federal Tax Information:
   At September 30, 2005, the net unrealized appreciation on investments based on cost of $110,805,655 for federal income tax purposes was as follows:
   Aggregate gross unrealized appreciation for all securities in which there is an excess of value over tax cost $  16,003,808
   Aggregate gross unrealized depreciation for all securities in which there is an excess of tax cost over value   (1,666,126)
                                                                                                                 -------------
   Net unrealized appreciation                                                                                   $  14,337,682
                                                                                                                 -------------

(c)Non-income producing security due to default or bankruptcy filing.
(d)Step Bond: Coupon is zero or below market rate for an initial period and then increases at a specified date and rate.
(e)Non-income producing security.
(f)Variable rate security. The rate as of September 30, 2005 is disclosed.
(g)All or a portion of this security was on loan to brokers at September 30, 2005.
(h)Represents investment of securities lending collateral.
(i)Payment-in-Kind security.
(j)Illiquid security. At September 30, 2005, the value of these securities amounted to $1,489,508 or 1.35% of net assets.
144ASecurities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At September 30, 2005, the total value of these securities amounted to $13,890,887 or 12.57% of total net assets.

PORTFOLIO OF INVESTMENTS - AS OF SEPTEMBER 30, 2005

ADRAn American Depository Receipt is a certificate issued by a custodian bank representing the right to receive securities of the foreign issuer described. The values of ADR's are significantly influenced by trading exchanges not located in the United States.
GDSGlobal Depository Shares is a certificate issued by a custodian bank representing the right to receive securities of the foreign issuer. The values of GDS's are significantly influenced by trading exchanges not located in the United States.
   Key to Abbreviations: BRL: Brazilian Real; CAD: Canadian Dollar; GBP: Great British Pound; KRW: South Korean Won; MXN: Mexican Peso; NZD: New Zealand Dollar; SGD: Singapore Dollar; THB: Thailand Baht; USD: United States Dollar; ZAR: South African Rand

HOLDINGS AT SEPTEMBER 30, 2005 AS A PERCENTAGE OF NET ASSETS (UNAUDITED)

Technology               12.0%
Sovereigns               10.2
Wirelines                 7.9
Transportation Services   6.0
Pipelines                 5.9
Electric                  5.7
Pharmaceuticals           5.6
Automotive                4.9
Chemicals                 4.2
Retailers                 4.0
Banking                   3.5
Supranational             2.6
Integrated/Energy         2.5
Non-Captive Diversified   2.4
Life Insurance            2.0
Other, less than 2% each 15.8

                See accompanying notes to financial statements.

PORTFOLIO OF INVESTMENTS - AS OF SEPTEMBER 30, 2005

LOOMIS SAYLES INTERMEDIATE DURATION FIXED INCOME FUND


                                                         PRINCIPAL AMOUNT  VALUE (A)
------------------------------------------------------------------------------------

BONDS AND NOTES - 96.6% OF TOTAL NET ASSETS

NON-CONVERTIBLE BONDS - 96.6%

ASSET-BACKED SECURITIES - 1.3%
Countrywide Asset Backed Certificates,
 Series 2004-S1, Class A2, 3.872%, 3/25/2020         USD          120,000 $  118,053
Countrywide Asset Backed Certificates,
 Series 2004-S1, Class A3, 4.615%, 2/25/2035                      135,000    132,238
Navistar Financial Corp. Owner Trust,
 Series 2004-B, Class A4, 3.530%, 10/15/2012                      280,000    271,550
                                                                          ----------
                                                                             521,841
                                                                          ----------
AUTOMOTIVE - 1.3%
Ford Credit Auto Owner Trust, 4.380%, 1/15/2010                   355,000    353,243
Ford Motor Credit Co., 7.000%, 10/01/2013(d)                      200,000    185,471
                                                                          ----------
                                                                             538,714
                                                                          ----------
AUTO LOAN - 4.7%
Americredit Automobile Receivables Trust,
 Series 2004-DF, Class A4, 3.430%, 7/06/2011                      130,000    126,300
Capital Auto Receivables Asset Trust, Series 2004-2,
 Class A3, 3.580%, 1/15/2009                                      365,000    358,368
Capital Auto Receivables Asset Trust, Series 2004-2,
 Class A4, 3.750%, 7/15/2009                                       25,000     24,491
DaimlerChrysler Auto Trust, Series 2004-C,
 Class A4, 3.280%, 12/08/2009                                     250,000    243,507
Honda Auto Receivables Owner Trust,
 Series 2004-3, Class A4, 3.280%, 2/18/2010                       285,000    275,665
USAA Auto Owner Trust, Series 2004-3, Class A4,
 3.530%, 6/15/2011                                                415,000    405,500
WFS Financial Owner Trust, Series 2004-2,
 Class A4, 3.540%, 11/21/2011                                     500,000    492,366
                                                                          ----------
                                                                           1,926,197
                                                                          ----------
BANKING - 2.2%
Citigroup, Inc., 3.500%, 2/01/2008                                115,000    112,238
J.P. Morgan Chase & Co., 3.625%, 5/01/2008                        400,000    390,551
MBNA Corp., 4.625%, 9/15/2008                                     400,000    399,708
                                                                          ----------
                                                                             902,497
                                                                          ----------
BEVERAGES - 1.0%
Cia Brasileira de Bebidas, 8.750%, 9/15/2013                      350,000    415,625
                                                                          ----------
BROKERAGE - 0.7%
Goldman Sachs Group Inc., 4.500%, 6/15/2010                       300,000    295,224
                                                                          ----------
COMMERCIAL MORTGAGE BACKED SECURITIES - 1.9%
GS Mortgage Securities Corporation II,
 Series 2005-GG4, Class A4A, 4.751%, 7/10/2039                    205,000    201,108
LB UBS Commercial Mortgage Trust,
 Series 2005 C3, Class A3, 4.647%, 7/15/2030                      230,000    226,259
Morgan Stanley Capital I Inc., 4.890%, 6/12/2047                  330,000    326,420
                                                                          ----------
                                                                             753,787
                                                                          ----------
CONSTRUCTION MACHINERY - 0.6%
Caterpillar Financial Services Corp.,
 3.100%, 5/15/2007                                                235,000    229,920
                                                                          ----------

PORTFOLIO OF INVESTMENTS - AS OF SEPTEMBER 30, 2005

                                                     PRINCIPAL AMOUNT  VALUE (A)
--------------------------------------------------------------------------------

BONDS AND NOTES - CONTINUED

CREDIT CARD - 0.3%
Chase Issuance Trust, 3.220%, 6/15/2010          USD          110,000 $  107,267
                                                                      ----------
ELECTRIC - 4.9%
American Electric Power Co., Inc., Series A,
 6.125%, 5/15/2006                                            167,000    168,623
Dominion Resources, Inc., 4.125%, 2/15/2008                   300,000    295,850
Duke Energy Co., 5.625%, 11/30/2012                           300,000    309,718
Empresa Nacional de Electricidad SA
 (Endesa-Chile), 8.350%, 8/01/2013                            400,000    455,326
Exelon Generation Co. LLC, 6.950%, 6/15/2011                  300,000    327,193
FirstEnergy Corp., Series B, 6.450%, 11/15/2011               400,000    425,906
                                                                      ----------
                                                                       1,982,616
                                                                      ----------
ELECTRONICS - 0.9%
Arrow Electronics, Inc., 7.000%, 1/15/2007                    350,000    358,918
                                                                      ----------
ENTERTAINMENT - 1.0%
AOL Time Warner, Inc., 6.150%, 5/01/2007                      400,000    408,826
                                                                      ----------
FOOD & BEVERAGE - 0.5%
Kraft Food, Inc., 5.250%, 6/01/2007                           200,000    202,037
                                                                      ----------
FOREIGN AGENCIES - 1.0%
Pemex Project Funding Master Trust,
 6.125%, 8/15/2008                                            400,000    412,000
                                                                      ----------
HEALTHCARE - 2.3%
Aetna, Inc., 7.875%, 3/01/2011                                320,000    364,712
HCA, Inc., 5.250%, 11/06/2008                                 400,000    392,971
Wellpoint, Inc., 3.750%, 12/14/2007                           185,000    181,235
                                                                      ----------
                                                                         938,918
                                                                      ----------
INDEPENDENT/ENERGY - 1.6%
Pioneer Natural Resources Co., 6.500%, 1/15/2008              150,000    154,012
XTO Energy, Inc., 4.900%, 2/01/2014                           500,000    490,596
                                                                      ----------
                                                                         644,608
                                                                      ----------
INDUSTRIAL OTHER - 0.7%
Aramark Services, Inc., 5.000%, 6/01/2012                      45,000     43,911
IDEX Corp., 6.875%, 2/15/2008                                 250,000    259,494
                                                                      ----------
                                                                         303,405
                                                                      ----------
INTEGRATED/ENERGY - 0.7%
Phillips Petroleum Co., 6.375%, 3/30/2009                     250,000    264,394
                                                                      ----------
MEDIA CABLE - 1.2%
Cox Communications Inc., 5.450%, 12/15/2014                   500,000    496,748
                                                                      ----------
MEDIA NON-CABLE - 1.9%
Clear Channel Communications, Inc.,
 3.125%, 2/01/2007                                            150,000    146,335
Clear Channel Communications, Inc.,
 4.625%, 1/15/2008                                            125,000    123,732
News America, Inc., 6.625%, 1/09/2008(d)                      400,000    415,649
Reed Elsevier Capital, 4.625%, 6/15/2012                      105,000    102,002
                                                                      ----------
                                                                         787,718
                                                                      ----------

                                                      PRINCIPAL AMOUNT   VALUE (A)
----------------------------------------------------------------------------------

BONDS AND NOTES - CONTINUED

MORTGAGE RELATED - 25.5%
Federal Home Loan Mortgage Corp.,
 5.500%, 3/01/2013                                USD           25,443 $    25,852
Federal Home Loan Mortgage Corp.,
 6.000%, 11/01/2012                                             44,384      45,621
Federal Home Loan Mortgage Corp.,
 6.000%, 6/01/2035                                             480,570     489,007
Federal National Mortgage Association,
 5.000%, 1/01/2019                                             539,456     538,408
Federal National Mortgage Association,
 5.000%, 2/01/2019                                             809,017     807,174
Federal National Mortgage Association,
 5.000%, 2/01/2019                                           2,137,310   2,132,442
Federal National Mortgage Association,
 5.000%, 4/01/2020                                           1,286,235   1,283,282
Federal National Mortgage Association,
 5.500%, 1/01/2017                                              96,887      98,371
Federal National Mortgage Association,
 5.500%, 1/01/2017                                             116,707     118,464
Federal National Mortgage Association,
 5.500%, 2/01/2017                                              57,687      58,571
Federal National Mortgage Association,
 5.500%, 8/01/2017                                           1,271,981   1,291,134
Federal National Mortgage Association,
 5.500%, 9/01/2017                                             289,109     293,462
Federal National Mortgage Association,
 5.500%, 1/01/2020                                           2,080,746   2,111,626
Federal National Mortgage Association,
 5.500%, 3/01/2020                                             940,264     954,267
Nomura Asset Securities Corp., 6.280%, 3/15/2030               104,928     106,118
                                                                       -----------
                                                                        10,353,799
                                                                       -----------
NON-CAPTIVE CONSUMER - 3.8%
American General Finance Corp.,
 2.750%, 6/15/2008                                             350,000     332,453
Capital One Bank, 4.875%, 5/15/2008                            300,000     300,237
Capital One Bank, 6.875%, 2/01/2006                            225,000     226,762
Countrywide Home Loan, 4.125%, 9/15/2009                       200,000     194,229
Residential Capital Corp.,
 6.375%, 6/30/2010, 144A                                       500,000     506,540
                                                                       -----------
                                                                         1,560,221
                                                                       -----------
NON-CAPTIVE DIVERSIFIED - 2.3%
CIT Group, Inc., 3.375%, 4/01/2009                             450,000     429,483
General Electric Capital Corp., 2.800%, 1/15/2007              150,000     146,994
General Electric Capital Corp.,
 3.500%, 8/15/2007(d)                                          250,000     245,662
International Lease Finance Corp.,
 5.750%, 2/15/2007                                             125,000     126,391
                                                                       -----------
                                                                           948,530
                                                                       -----------
OIL FIELD SERVICES - 1.4%
Halliburton Co., 5.500%, 10/15/2010                             45,000      46,469
Halliburton Co., 5.625%, 12/01/2008(d)                         150,000     153,894
Halliburton Co., 6.000%, 8/01/2006                             350,000     353,429
                                                                       -----------
                                                                           553,792
                                                                       -----------

PORTFOLIO OF INVESTMENTS - AS OF SEPTEMBER 30, 2005

                                                 PRINCIPAL AMOUNT  VALUE (A)
----------------------------------------------------------------------------

BONDS AND NOTES - CONTINUED

PAPER - 0.9%
International Paper Co., 4.000%, 4/01/2010   USD          400,000 $  381,000
                                                                  ----------
PHARMACEUTICALS - 0.5%
Caremark RX, Inc., 7.375%, 10/01/2006                     180,000    184,232
                                                                  ----------
RAILROADS - 0.7%
Union Pacific Corp., 3.875%, 2/15/2009(d)                 300,000    291,550
                                                                  ----------
REAL ESTATE INVESTMENT TRUSTS - 3.4%
American Health Properties, Inc.,
 7.500%, 1/15/2007                                        275,000    283,789
Colonial Reality LP, 4.750%, 2/01/2010                     55,000     53,819
EOP Operating LP, 6.800%, 1/15/2009                       300,000    316,536
iStar Financial, Inc., 5.150%, 3/01/2012                  350,000    341,865
Simon Property Group LP, 3.750%, 1/30/2009                400,000    386,074
                                                                  ----------
                                                                   1,382,083
                                                                  ----------
REFINING - 1.2%
Valero Energy Corp., 4.750%, 6/15/2013                    500,000    485,913
                                                                  ----------
RETAILERS - 0.9%
J.C. Penney Co., Inc., 7.600%, 4/01/2007                  350,000    363,563
                                                                  ----------
SOVEREIGNS - 1.0%
United Mexican States, 4.625%, 10/08/2008                 400,000    398,000
                                                                  ----------
SUPERMARKETS - 1.1%
Kroger Co., 6.200%, 6/15/2012                             340,000    354,143
Kroger Co., 6.750%, 4/15/2012(d)                          100,000    107,390
                                                                  ----------
                                                                     461,533
                                                                  ----------
TECHNOLOGY - 2.2%
Corning, Inc., 6.200%, 3/15/2016                           45,000     46,287
Jabil Circuit, Inc., 5.875%, 7/15/2010(d)                 350,000    358,512
Motorola, Inc., 8.000%, 11/01/2011(d)                     400,000    467,652
                                                                  ----------
                                                                     872,451
                                                                  ----------
TOBACCO - 0.9%
Altria Group, Inc., 5.625%, 11/04/2008(d)                 350,000    358,872
                                                                  ----------
TRANSPORTATION SERVICES - 1.0%
ERAC USA Finance Co.,
 6.800%, 2/15/2008, 144A                                  200,000    207,874
ERAC USA Finance Co.,
 7.350%, 6/15/2008, 144A                                  200,000    211,997
                                                                  ----------
                                                                     419,871
                                                                  ----------
TREASURIES - 15.0%
U.S. Treasury Notes, 2.000%, 7/15/2014(c)(d)              342,032    349,393
U.S. Treasury Notes, 2.875%, 11/30/2006(d)                900,000    887,098
U.S. Treasury Notes, 3.125%, 4/15/2009(d)                 160,000    154,394
U.S. Treasury Notes, 3.375%, 1/15/2007(c)(d)              924,840    956,451
U.S. Treasury Notes, 3.375%, 2/15/2008(d)                 830,000    815,021
U.S. Treasury Notes, 3.375%, 9/15/2009(d)                 240,000    232,819
U.S. Treasury Notes, 3.500%, 11/15/2006(d)              2,200,000  2,184,789
U.S. Treasury Notes, 4.000%, 9/30/2007                    360,000    358,791
U.S. Treasury Notes, 4.000%, 4/15/2010(d)                 160,000    158,543
                                                                  ----------
                                                                   6,097,299
                                                                  ----------

                                                                                    PRINCIPAL AMOUNT                 VALUE (A)
------------------------------------------------------------------------------------------------------------------------------

BONDS AND NOTES - CONTINUED

WIRELESS - 0.8%
America Movil SA de CV, 4.125%, 3/01/2009                          USD                       220,000              $    214,032
AT&T Wireless Services, Inc.,
 7.500%, 5/01/2007                                                                           100,000                   104,368
                                                                                                                  ------------
                                                                                                                       318,400
                                                                                                                  ------------
WIRELINES - 3.3%
Qwest Corp., 5.625%, 11/15/2008                                                              110,000                   108,350
Sprint Capital Corp., 6.375%, 5/01/2009                                                      830,000                   871,466
Telecom Italia Capital, 4.000%, 11/15/2008                                                   350,000                   341,499
                                                                                                                  ------------
                                                                                                                     1,321,315
                                                                                                                  ------------

TOTAL NON-CONVERTIBLE BONDS
 (Identified Cost $39,407,069)                                                                                      39,243,684
                                                                                                                  ------------

TOTAL BONDS AND NOTES
 (Identified Cost $39,407,069)                                                                                      39,243,684
                                                                                                                  ------------

SHORT-TERM INVESTMENTS - 22.9% OF TOTAL NET ASSETS
Tri-Party Repurchase Agreement with Fixed
Income Clearing Corporation, dated 9/30/2005 at
1.750% to be repurchased at $1,256,183 on
10/03/05 collateralized by $1,320,000 U.S.
Treasury Note, 3.375% due 9/15/09 with value of
$1,283,700 (Note 2g)                                                                       1,256,000                 1,256,000
                                                                                                                  ------------

                                                                                              SHARES
------------------------------------------------------------------------------------------------------------------------------
State Street Navigator Securities Lending Prime
 Portfolio(e)                                                                              8,047,963                 8,047,963
                                                                                                                  ------------

TOTAL SHORT-TERM INVESTMENTS
 (Identified Cost $9,303,963)                                                                                        9,303,963
                                                                                                                  ------------

TOTAL INVESTMENTS - 119.5%
 (Identified Cost $48,711,032)(b)                                                                                   48,547,647
 Other assets less liabilities--(19.5)%                                                                            (7,919,559)
                                                                                                                  ------------

TOTAL NET ASSETS - 100%                                                                                           $ 40,628,088
                                                                                                                  ------------

(a)See Note 2a of Notes to Financial Statements.
(b)Federal Tax Information:
   At September 30, 2005, the net unrealized depreciation on investments based on cost of $48,882,218 for federal income tax purposes was as follows:
   Aggregate gross unrealized appreciation for all investments in which there is an excess of value over tax cost $    325,543
   Aggregate gross unrealized depreciation for all investments in which there is an excess tax cost over value       (660,114)
                                                                                                                  ------------
   Net unrealized depreciation                                                                                    $  (334,571)
                                                                                                                  ------------

(c)Treasury Inflation Protected Security (TIPS).
(d)All or a portion of this security was on loan to brokers at September 30, 2005.
(e)Represents investment of securities lending collateral.
144ASecurities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At September 30, 2005, the total value of these securities amounted to $926,411 or 2.28% of total net assets.

PORTFOLIO OF INVESTMENTS - AS OF SEPTEMBER 30, 2005

HOLDINGS AT SEPTEMBER 30, 2005 AS A PERCENTAGE OF NET ASSETS (UNAUDITED)

Mortgage Related              25.5%
Treasuries                    15.0
Auto & Related                 6.0
Electric                       4.9
Non-Captive Consumer           3.8
Real Estate Investment Trusts  3.4
Wirelines                      3.3
Healthcare                     2.3
Non-Captive Diversified        2.3
Banking                        2.2
Technology                     2.2
Other, less than 2% each      25.7

                See accompanying notes to financial statements.

PORTFOLIO OF INVESTMENTS - AS OF SEPTEMBER 30, 2005

LOOMIS SAYLES INVESTMENT GRADE FIXED INCOME FUND


                                                    PRINCIPAL AMOUNT   VALUE (A)
--------------------------------------------------------------------------------

BONDS AND NOTES - 95.3% OF TOTAL NET ASSETS

NON-CONVERTIBLE BONDS - 92.8%

AIRLINES - 1.0%
Continental Airlines, Inc., Series 1998-1A,
 6.648%, 9/15/2017                              USD          533,806 $   515,969
Continental Airlines, Inc.,
 Series 1999-1A, 6.545%, 2/02/2019                           823,060     807,026
US Airways, 6.850%, 1/30/2018                                601,716     598,596
                                                                     -----------
                                                                       1,921,591
                                                                     -----------
ASSET-BACKED SECURITIES - 1.3%
Community Program Loan Trust, Series 1987-A,
 Class A5, 4.500%, 4/01/2029                               2,500,000   2,340,303
                                                                     -----------
AUTOMOTIVE - 4.3%
Delphi Automotive Systems Corp.,
 7.125%, 5/01/2029(c)(d)                                   2,500,000   1,600,000
Ford Motor Co., 6.375%, 2/01/2029                          3,350,000   2,403,625
Ford Motor Credit Co., 7.375%, 10/28/2009                    150,000     144,892
General Motors Acceptance Corp.,
 5.625%, 5/15/2009                                         2,500,000   2,291,920
General Motors Acceptance
 Corp., 6.625%, 10/15/2005                                   150,000     150,090
General Motors Acceptance Corp.,
 7.500%, 12/01/2006                             NZD        1,500,000     992,002
General Motors Corp., 6.750%, 5/01/2028(d)      USD          700,000     484,750
                                                                     -----------
                                                                       8,067,279
                                                                     -----------
BANKING - 9.2%
Bank of America Corp., 7.200%, 4/15/2006                     150,000     151,989
Barclays Financial LLC, 4.060%, 9/16/2010, 144A KRW      940,000,000     881,474
Barclays Financial LLC, 4.100%, 3/22/2010, 144A THB       71,000,000   1,622,042
Barclays Financial LLC, 4.160%, 2/22/2010, 144A           70,000,000   1,604,824
Barclays Financial LLC, 4.460%, 9/23/2010, 144A KRW    1,950,000,000   1,860,077
CIT Group, Inc., 5.500%, 12/01/2014             GBP        1,000,000   1,805,310
Citibank NA 15.000%, 7/02/2010, 144A            BRL        4,000,000   1,877,753
Citigroup, Inc., 3.500%, 2/01/2008              USD        2,000,000   1,951,962
FleetBoston Financial Corp.,
 7.375%, 12/01/2009(d)                                       175,000     192,224
HSBC Bank USA, 3.310%, 8/25/2010, 144A                     2,000,000   2,025,600
J.P. Morgan Chase & Co.,
 Zero Coupon Bond, 5/10/2010, 144A              BRL        8,035,000   1,931,405
J.P. Morgan Chase & Co., 4.000%, 2/01/2008(d)   USD        1,000,000     986,805
Wachovia Corp., 3.500%, 8/15/2008                            150,000     145,218
Wells Fargo & Co., 6.375%, 8/01/2011                         175,000     187,447
                                                                     -----------
                                                                      17,224,130
                                                                     -----------
BEVERAGES - 0.7%
Cia Brasileira de Bebidas, 8.750%, 9/15/2013               1,025,000   1,217,188
                                                                     -----------
BROKERAGE - 1.0%
Morgan Stanley, 3.625%, 4/01/2008(d)                       1,000,000     976,177
Morgan Stanley, 5.375%, 11/14/2013              GBP          500,000     902,721
                                                                     -----------
                                                                       1,878,898
                                                                     -----------
CONSUMER PRODUCTS - 0.7%
Bausch & Lomb, Inc., 7.125%, 8/01/2028          USD        1,250,000   1,346,795
                                                                     -----------

PORTFOLIO OF INVESTMENTS - AS OF SEPTEMBER 30, 2005

                                                     PRINCIPAL AMOUNT   VALUE (A)
---------------------------------------------------------------------------------

BONDS AND NOTES - CONTINUED

ELECTRIC - 0.6%
Commonwealth Edison Co.,
 4.750%, 12/01/2011(f)                           USD           71,000 $    68,932
Empresa Nacional de Electricidad SA
 (Endesa-Chile), 7.875%, 2/01/2027                          1,000,000   1,076,387
                                                                      -----------
                                                                        1,145,319
                                                                      -----------
FOREIGN AGENCY - 0.3%
Pemex Project Funding Master Trust,
 8.625%, 2/01/2022(g)                            USD          500,000     611,250
                                                                      -----------
FOREIGN LOCAL GOVERNMENTS - 10.7%
Province of Alberta, 5.000%, 12/16/2008          CAD        2,000,000   1,796,473
Province of Alberta, 5.930%, 9/16/2016                        522,555     494,820
Province of British Columbia, 5.250%, 12/01/2006              600,000     527,437
Province of British Columbia, 6.000%, 6/09/2008             3,175,000   2,907,317
Province of British Columbia, 6.250%, 12/01/2009              290,000     274,299
Province of Manitoba, 5.750%, 6/02/2008                     5,575,000   5,072,075
Province of Ontario, 5.900%, 3/08/2006                      3,530,000   3,073,575
Province of Saskatchewan, 6.000%, 6/01/2006                 6,765,000   5,924,976
                                                                      -----------
                                                                       20,070,972
                                                                      -----------
GOVERNMENT OWNED-NO GUARANTEE - 0.4%
SLM Corp., 6.500%, 6/15/2010                     NZD          970,000     664,287
                                                                      -----------
GOVERNMENT AGENCIES - 2.7%
Federal National Mortgage Association,
 2.290%, 2/19/2009                               SGD        8,000,000   4,687,375
Federal National Mortgage Association,
 5.000%, 2/01/2018                               USD          181,674     181,395
Federal National Mortgage Association,
 5.500%, 9/01/2016                                            141,057     143,218
Federal National Mortgage Association,
 6.000%, 10/01/2028                                            37,754      38,467
Federal National Mortgage Association,
 6.500%, 2/01/2011                                             15,963      16,514
                                                                      -----------
                                                                        5,066,969
                                                                      -----------
HEALTHCARE - 0.8%
Columbia/HCA Healthcare Corp.,
 7.050%, 12/01/2027                                           100,000      94,451
Columbia/HCA Healthcare Corp.,
 7.750%, 7/15/2036                                            250,000     247,956
HCA, Inc., 5.750%, 3/15/2014                                1,000,000     953,172
HCA, Inc., 6.250%, 2/15/2013                                  150,000     148,266
                                                                      -----------
                                                                        1,443,845
                                                                      -----------
HOME CONSTRUCTION - 0.1%
Pulte Corp., 7.300%, 10/24/2005                               200,000     200,251
                                                                      -----------
INTEGRATED/ENERGY - 0.7%
Cerro Negro Finance Ltd.,
 7.900%, 12/01/2020, 144A                                     500,000     476,250
Conoco, Inc., 6.350%, 4/15/2009                               175,000     184,928
Petrozuata Finance, Inc.,
 8.220%, 4/01/2017, 144A                                      700,000     668,500
                                                                      -----------
                                                                        1,329,678
                                                                      -----------

                                                     PRINCIPAL AMOUNT  VALUE (A)
--------------------------------------------------------------------------------

BONDS AND NOTES - (CONTINUED)

LIFE INSURANCE - 1.3%
ASIF Global Financing XXVII,
 2.380%, 2/26/2009, 144A                         SGD        4,200,000 $2,458,250
                                                                      ----------
MEDIA NONCABLE - 0.1%
Clear Channel Communications, Inc.,
 5.750%, 1/15/2013(d)                            USD          250,000    247,374
                                                                      ----------
METALS & MINING - 0.1%
Teck Cominco Ltd., 7.000%, 9/15/2012                          100,000    109,292
                                                                      ----------
NON-CAPTIVE DIVERSIFIED - 2.2%
General Electric Capital Corp. 6.500%, 9/28/2015 NZD        5,925,000  4,013,778
General Electric Capital Corp., Series EMTN,
 1.725%, 6/27/2008                               SGD          250,000    144,429
                                                                      ----------
                                                                       4,158,207
                                                                      ----------
OIL FIELD SERVICES - 0.2%
Pecom Energia SA, 8.125%, 7/15/2010, 144A        USD          332,000    355,240
                                                                      ----------
PAPER - 1.8%
Georgia-Pacific Corp. (Timber Group),
 7.250%, 6/01/2028(d)                                       1,500,000  1,543,125
International Paper Co., 4.000%, 4/01/2010                    500,000    476,250
International Paper Co., 4.250%, 1/15/2009                  1,000,000    978,197
MacMillan Bloedel Ltd., 7.700%, 2/15/2026                     305,000    349,015
                                                                      ----------
                                                                       3,346,587
                                                                      ----------
PIPELINES - 1.0%
Coastal Corp., 6.375%, 2/01/2009                              125,000    121,875
Coastal Corp., 6.950%, 6/01/2028                              350,000    315,000
El Paso Corp., 6.750%, 5/15/2009(d)                           250,000    247,500
El Paso Corp., 7.000%, 5/15/2011(d)                         1,125,000  1,122,188
                                                                      ----------
                                                                       1,806,563
                                                                      ----------
PROPERTY & CASUALTY INSURANCE - 0.1%
Progressive Corp., 7.000%, 10/01/2013(d)                      150,000    168,613
                                                                      ----------
RAILROADS - 0.5%
Canadian Pacific Railway Ltd.,
 4.900%, 6/15/2010, 144A                         CAD        1,000,000    889,531
Missouri Pacific Railroad Co., 5.000%, 1/01/2045 USD          175,000    130,475
                                                                      ----------
                                                                       1,020,006
                                                                      ----------
REAL ESTATE INVESTMENT TRUSTS - 1.1%
Colonial Reality LP, 4.800%, 4/01/2011                      1,840,000  1,780,513
EOP Operating LP, 6.750%, 2/15/2012                           250,000    270,382
                                                                      ----------
                                                                       2,050,895
                                                                      ----------
RESTAURANTS - 0.2%
McDonald's Corp., 3.627%, 10/10/2010             SGD          500,000    304,217
                                                                      ----------
RETAILERS - 0.2%
Target Corp., 5.875%, 3/01/2012                  USD          150,000    158,822
Wal-Mart Stores, Inc., 6.875%, 8/10/2009                      200,000    215,411
                                                                      ----------
                                                                         374,233
                                                                      ----------
SOVEREIGNS - 15.2%
Canadian Government, 4.250%, 9/01/2008           CAD       10,470,000  9,209,817
Canadian Government, 4.500%, 9/01/2007                      4,070,000  3,576,349

PORTFOLIO OF INVESTMENTS - AS OF SEPTEMBER 30, 2005

                                                     PRINCIPAL AMOUNT    VALUE (A)
----------------------------------------------------------------------------------

BONDS AND NOTES - CONTINUED

SOVEREIGNS - CONTINUED
Canadian Government, Series WH31,
 6.000%, 6/01/2008                               CAD        2,050,000 $  1,878,946
Government of Sweden, Series 1040,
 6.500%, 5/05/2008                               SEK       10,315,000    1,466,341
Government of Sweden, Series 1045,
 5.250%, 3/15/2011                                         12,225,000    1,770,494
Kingdom of Norway, 5.500%, 5/15/2009             NOK       10,000,000    1,649,646
Kingdom of Norway, 6.750%, 1/15/2007                        5,710,000      916,555
Mexican Fixed Rate Bonds, 8.000%, 12/07/2023     MXN       14,000,000    1,204,778
Mexican Fixed Rate Bonds, 9.000%, 12/20/2012               46,000,000    4,383,192
Republic of South Africa, 12.500%, 12/21/2006    ZAR        5,840,000      964,690
SP Powerassets Ltd., 3.730%, 10/22/2010          SGD          500,000      307,601
United Mexican States, 7.500%, 1/14/2012         USD          905,000    1,015,410
                                                                      ------------
                                                                        28,343,819
                                                                      ------------
SUPRANATIONAL -  5.0%
Inter-American Development Bank, Series EMTN,
 Zero Coupon Bond, 5/11/2009                     BRL        9,000,000    2,375,706
Inter-American Development Bank, Series EMTN,
 6.000%, 12/15/2017                              NZD       10,200,000    6,965,098
                                                                      ------------
                                                                         9,340,804
                                                                      ------------
TECHNOLOGY - 0.5%
Hewlett-Packard Co., 3.625%, 3/15/2008           USD          150,000      146,649
Motorola, Inc., 5.800%, 10/15/2008                            198,000      203,942
Motorola, Inc., 7.625%, 11/15/2010                             40,000       45,270
Samsung Electronics Co. Ltd.,
 7.700%, 10/01/2027, 144A                                     500,000      555,925
                                                                      ------------
                                                                           951,786
                                                                      ------------
TEXTILE - 0.5%
Kellwood Co., 7.625%, 10/15/2017(f)                         1,000,000      908,467
                                                                      ------------
TRANSPORTATION SERVICES - 1.7%
American President Cos. Ltd., 8.000%, 1/15/2024               100,000      102,625
Atlas Air Worldwide Holdings, Inc.,
 7.200%, 1/02/2019                                            191,351      190,164
Atlas Air, Inc., Series B, 7.680%, 1/02/2014(c)             3,429,237    2,894,448
                                                                      ------------
                                                                         3,187,237
                                                                      ------------
TREASURIES - 26.1%
U.S. Treasury Notes, 1.875%, 12/31/2005(d)                  6,250,000    6,222,900
U.S. Treasury Notes, 2.500%, 5/31/2006(d)                   8,245,000    8,162,872
U.S. Treasury Notes, 2.500%, 9/30/2006(d)                   3,000,000    2,953,125
U.S. Treasury Notes, 2.625%, 5/15/2008(d)                   9,945,000    9,563,520
U.S. Treasury Notes, 2.750%, 6/30/2006(d)                   2,505,000    2,481,320
U.S. Treasury Notes, 3.000%, 2/15/2008(d)                  10,055,000    9,789,095
U.S. Treasury Notes 4.375%, 5/15/2007(d)                    9,600,000    9,631,872
                                                                      ------------
                                                                        48,804,704
                                                                      ------------
WIRELESS - 0.3%
America Movil SA de CV, 4.125%, 3/01/2009(d)                  500,000      486,436
                                                                      ------------
WIRELINES - 0.2%
US West Capital Funding, Inc.,
 6.500%, 11/15/2018                                           500,000      415,000
                                                                      ------------

TOTAL NON-CONVERTIBLE BONDS
 (Identified Cost $168,062,351)                                        173,366,485
                                                                      ------------

                                                  PRINCIPAL AMOUNT    VALUE (A)
-------------------------------------------------------------------------------

BONDS AND NOTES - CONTINUED

CONVERTIBLE BONDS - 2.5%

INDEPENDENT/ENERGY - 0.5%
Devon Energy Corp., 4.900%, 8/15/2008(d)      USD          200,000 $    246,000
Devon Energy Corp., 4.950%, 8/15/2008                      500,000      615,000
                                                                   ------------
                                                                        861,000
                                                                   ------------
PHARMACEUTICALS - 2.0%
Chiron Corp., 1.625%, 8/01/2033                          3,740,000    3,655,850
                                                                   ------------
TECHNOLOGY - 0.0%
Maxtor Corp., 5.750%, 3/01/2012(f)                          70,000       63,000
Richardson Electric Ltd.,
 7.750%, 12/15/2011, 144A                                   44,000       40,700
                                                                   ------------
                                                                        103,700
                                                                   ------------
TRANSPORTATION SERVICES - 0.0%
Builders Transportation, Inc.,
 6.500%, 5/01/2011(c)(f)                                   129,000           13
                                                                   ------------

TOTAL CONVERTIBLE BONDS
 (Identified Cost $4,367,128)                                         4,620,563
                                                                   ------------

TOTAL BONDS AND NOTES
 (Identified Cost $172,429,479)                                     177,987,048
                                                                   ------------

                                                            SHARES
-------------------------------------------------------------------------------

PREFERRED STOCKS - 1.6% OF TOTAL NET ASSETS

NON-CONVERTIBLE PREFERRED STOCKS - 0.4%

ELECTRIC - 0.4%
Central Illinois Light Co., 4.500%                             100        8,600
Connecticut Light & Power Co., 2.200%                          263       10,273
Dayton Power & Light Co., 3.750%                               701       43,462
Del Marva Power & Light Co., 4.000%                            350       23,450
Duquesne Light Co., 4.000%                                     300       10,560
MDU Resources Group, Inc., 5.100%                              585       58,500
Northern Indiana Public Service Co., 4.250%                  2,410      184,968
Public Service Electric & Gas Co., 4.080%(d)                   400       32,240
San Diego Gas & Electric Co., 4.500%                           100        1,700
Union Electric Co., 4.500%                                   4,410      356,107
                                                                   ------------
                                                                        729,860
                                                                   ------------

TOTAL NON-CONVERTIBLE PREFERRED STOCKS
 (Identified Cost $525,028)                                             729,860
                                                                   ------------

CONVERTIBLE PREFERRED STOCKS - 1.2%

CONSUMER PRODUCTS - 0.5%
Newell Financial Trust I, 5.250%                            22,000      965,250
                                                                   ------------
INSURANCE - 0.7%
Travelers Property Casualty Corp., 4.500%                   52,700    1,267,962
                                                                   ------------

TOTAL CONVERTIBLE PREFERRED STOCKS
 (Identified Cost $2,019,840)                                         2,233,212
                                                                   ------------

TOTAL PREFERRED STOCKS
 (Identified Cost $2,544,868)                                         2,963,072
                                                                   ------------

PORTFOLIO OF INVESTMENTS - AS OF SEPTEMBER 30, 2005

                                                                                   PRINCIPAL AMOUNT                  VALUE (A)
------------------------------------------------------------------------------------------------------------------------------

SHORT-TERM INVESTMENTS - 27.3% OF TOTAL NET ASSETS
Tri-Party Repurchase Agreement with Fixed
Income Clearing Corporation, dated 09/30/05 at
1.750% to be repurchased at $3,748,547 on
10/03/05 collateralized by $3,935,000 U.S.
Treasury Note, 3.375% due 9/15/09 with value of
$3,826,788 (Note 2g)                                             USD                    $ 3,748,000              $   3,748,000
                                                                                                                 -------------

                                                                                             SHARES
------------------------------------------------------------------------------------------------------------------------------
State Street Navigator Securities Lending Prime
 Portfolio(e)                                                                            47,224,848                 47,224,848
                                                                                                                 -------------

TOTAL SHORT-TERM INVESTMENTS
 (Identified Cost $50,972,848)                                                                                      50,972,848
                                                                                                                 -------------

TOTAL INVESTMENTS - 124.2%
 (Identified Cost $225,947,195)(b)                                                                                 231,922,968
 Other assets less liabilities--(24.2)%                                                                           (45,174,326)
                                                                                                                 -------------

TOTAL NET ASSETS - 100%                                                                                          $ 186,748,642
                                                                                                                 -------------

(a)See Note 2a of Notes to Financial Statements
(b)Federal Tax Information:
   At September 30, 2005, the net unrealized appreciation on investments based on cost of $226,686,631 for federal income tax purposes was as follows:
   Aggregate gross unrealized appreciation for all securities in which there is an excess of value over tax cost $   9,404,091
   Aggregate gross unrealized depreciation for all securities in which there is an excess of tax cost over value   (4,167,754)
                                                                                                                 -------------
   Net unrealized appreciation                                                                                   $   5,236,337
                                                                                                                 -------------

(c)Non-income producing security due to default or bankruptcy filing.
(d)All or a portion of this security was on loan to brokers at September 30, 2005.
(e)Represents investment of securities lending collateral.
(f)Illiquid security
(g)Step Bond: Coupon is zero or below market rate for an initial period and then increases at a specified date and rate.
144ASecurities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At September 30, 2005, the total value of these securities amounted to $17,247,571 or 9.24% of total net assets.
   Key to Abbreviations: BRL: Brazilian Real; CAD: Canadian Dollar; GBP: Great British Pound; KRW: South Korean Won; MXN: Mexican Peso; NZD: New Zealand Dollar; NOK: Norwegian Krone; SGD: Singapore Dollar; SEK: Swedish Krona;
   THB: Thailand Baht; USD: United States Dollar; ZAR: South Africa Rand.

HOLDINGS AT SEPTEMBER 30, 2005 AS A PERCENTAGE OF NET ASSETS (UNAUDITED)

Treasuries                26.1%
Sovereigns                15.2
Foreign Local Governments 10.7
Banking                    9.2
Supranational              5.0
Automotive                 4.3
Government Agencies        2.7
Non-Captive Diversified    2.2
Pharmaceuticals            2.0
Other, less than 2% each  19.5

                See accompanying notes to financial statements.

PORTFOLIO OF INVESTMENTS - AS OF SEPTEMBER 30, 2005

LOOMIS SAYLES INFLATION PROTECTED SECURITIES FUND


                                                PRINCIPAL AMOUNT VALUE (A)
--------------------------------------------------------------------------

BONDS AND NOTES - 99.3% OF TOTAL NET ASSETS

AUTOMOTIVE - 1.6%
DaimlerChrysler NA Holding Corp.,
 6.500%, 11/15/2013                         USD           75,000  $ 79,296
Dana Corp., 6.500%, 3/01/2009                             80,000    73,015
                                                                 ---------
                                                                   152,311
                                                                 ---------
CHEMICALS - 0.4%
Methanex Corp., 6.000%, 8/15/2015                         35,000    34,164
                                                                 ---------
FOOD & BEVERAGE - 1.1%
Dean Foods Co., 6.900%, 10/15/2017                        75,000    77,250
Smithfield Foods, Inc., Series B,
 7.750%, 5/15/2013                                        25,000    26,250
                                                                 ---------
                                                                   103,500
                                                                 ---------
GAMING - 0.8%
MGM MIRAGE, 5.875%, 2/27/2014                             80,000    76,000
                                                                 ---------
HEALTHCARE - 1.0%
Amerisourcebergen Corp.,
 5.875%, 9/15/2015, 144A                                  20,000    19,750
HCA, Inc., 6.300%, 10/01/2012                             75,000    74,549
                                                                 ---------
                                                                    94,299
                                                                 ---------
INDEPENDENT/ENERGY - 1.9%
Chesapeake Energy Corp.,
 6.500%, 8/15/2017, 144A                                  80,000    81,400
XTO Energy, Inc., 5.300%, 6/30/2015                       95,000    94,979
                                                                 ---------
                                                                   176,379
                                                                 ---------
MEDIA NONCABLE - 0.3%
Clear Channel Communications, Inc.,
 4.900%, 5/15/2015                                         5,000     4,559
Clear Channel Communications, Inc.,
 5.000%, 3/15/2012                                         5,000     4,780
Clear Channel Communications, Inc.,
 5.500%, 9/15/2014                                        10,000     9,639
Clear Channel Communications, Inc.,
 5.750%, 1/15/2013                                         5,000     4,947
                                                                 ---------
                                                                    23,925
                                                                 ---------
PAPER - 0.8%
Georgia-Pacific Corp., 7.700%, 6/15/2015                  70,000    77,262
                                                                 ---------
REAL ESTATE INVESTMENT TRUSTS - 0.9%
iStar Financial, Inc., 5.150%, 3/01/2012                  80,000    78,140
                                                                 ---------
SOVEREIGNS - 0.5%
Republic of Argentina, 2.000%, 9/30/2014    ARG          130,000    46,101
                                                                 ---------
SUPERMARKETS - 0.3%
Albertson's, Inc., 6.625%, 6/01/2028,       USD            5,000     3,992
Albertson's, Inc., 7.450%, 8/01/2029                       5,000     4,313
Albertsons, Inc., 7.750%, 6/15/2026                        5,000     4,388
Albertson's, Inc., 8.000%, 5/01/2031                      20,000    18,212
                                                                 ---------
                                                                    30,905
                                                                 ---------
TECHNOLOGY - 0.1%
Sungard Data Systems, Inc.,
 9.125%, 8/15/2013, 144A                                  10,000    10,363
                                                                 ---------

PORTFOLIO OF INVESTMENTS - AS OF SEPTEMBER 30, 2005

                                                                                   PRINCIPAL AMOUNT                 VALUE (A)
-----------------------------------------------------------------------------------------------------------------------------

BONDS AND NOTES - CONTINUED

TREASURY INFLATION PROTECTED SECURITIES - 87.5%
U.S. Treasury Bonds, 2.375%, 1/15/2025                            USD                       684,064              $    731,841
U.S. Treasury Bonds, 3.375%, 4/15/2032                                                    1,249,272                 1,651,674
U.S. Treasury Notes, 0.875%, 4/15/2010(c)                                                   314,537                   306,502
U.S. Treasury Notes, 1.625%, 1/15/2015(c)                                                   291,603                   288,141
U.S. Treasury Notes, 1.875%, 7/15/2013(c)                                                   590,370                   598,303
U.S. Treasury Notes, 2.000%, 1/15/2014(c)                                                   618,544                   631,422
U.S. Treasury Notes, 2.000%, 7/15/2014(c)                                                   492,319                   502,915
U.S. Treasury Notes, 3.000%, 7/15/2012                                                      717,156                   780,411
U.S. Treasury Notes, 3.375%, 1/15/2012                                                      198,050                   219,325
U.S. Treasury Notes, 3.500%, 1/15/2011                                                      336,756                   370,892
U.S. Treasury Notes, 3.625%, 1/15/2008(c)                                                 1,263,729                 1,337,676
U.S. Treasury Notes, 3.875%, 1/15/2009(c)                                                   309,733                   336,012
U.S. Treasury Notes, 4.250%, 1/15/2010(c)                                                   342,560                   383,172
                                                                                                                 ------------
                                                                                                                    8,138,286
                                                                                                                 ------------
WIRELESS TELECOMMUNICATION SERVICES - 0.8%
Rogers Wireless, Inc., 6.375%, 3/01/2014                                                     75,000                    75,375
                                                                                                                 ------------
WIRELINES - 1.3%
AT&T Corp., 8.000%, 11/15/2031                                                               55,000                    69,644
Qwest Corp., 7.250%, 9/15/2025                                                               25,000                    23,312
Qwest Corp., 7.500%, 6/15/2023                                                               25,000                    22,813
                                                                                                                 ------------
                                                                                                                      115,769
                                                                                                                 ------------

TOTAL BONDS AND NOTES
 (Identified Cost $9,261,212)                                                                                       9,232,779
                                                                                                                 ------------

                                                                                             SHARES
-----------------------------------------------------------------------------------------------------------------------------

SHORT TERM INVESTMENT - 27.2% OF TOTAL NET ASSETS
State Street Navigator Securities Lending Prime
 Portfolio(d)                                                                             2,530,990                 2,530,990
                                                                                                                 ------------

TOTAL SHORT-TERM INVESTMENT
 (Identified Cost $2,530,990)                                                                                       2,530,990
                                                                                                                 ------------

TOTAL INVESTMENTS - 126.5%
 (Identified Cost $11,792,202)(b)                                                                                  11,763,769
 Other assets less liabilities--(26.5)%                                                                           (2,465,608)
                                                                                                                 ------------

TOTAL NET ASSETS - 100%                                                                                          $  9,298,161
                                                                                                                 ------------

(a)See Note 2a of Notes to Financial Statements
(b)Federal Tax Information
   At September 30, 2005, the net unrealized depreciation on investments based on cost of $11,859,577 for federal income tax purposes was as follows:
   Aggregate gross unrealized appreciation for all securities in which there is an excess of value over tax cost $     39,997
   Aggregate gross unrealized depreciation for all securities in which there is an excess cost over value           (135,805)
                                                                                                                 ------------
   Net unrealized depreciation                                                                                   $   (95,808)
                                                                                                                 ------------

(c)All or a portion of this security was on loan to brokers at September, 2005.
(d)Represents investment of collateral received from securities lending transactions.
144ASecurities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At September 30, 2005 the total value of these amounted to $111,513 or 1.20% of total net assets.

HOLDINGS AT SEPTEMBER 30, 2005 AS A PERCENTAGE OF NET ASSETS (UNAUDITED)

Treasury Inflation Protected Securities 87.5%
Other, less than 2% each                11.8

                See accompanying notes to financial statements.

                      THIS PAGE INTENTIONALLY LEFT BLANK

STATEMENTS OF ASSETS AND LIABILITIES

SEPTEMBER 30, 2005

                                                                                               FIXED
                                                                            BOND FUND       INCOME FUND
---------------------------------------------------------------------------------------------------------
ASSETS
Investments at cost                                                     $  4,818,947,747  $  473,855,149
Net unrealized appreciation (depreciation)                                   217,200,187      29,782,101
                                                                        ----------------  --------------
Investments at value                                                       5,036,147,934     503,637,250
Cash                                                                           8,094,500             927
Foreign cash at value (identified cost $543,817, $22,667, $231,187, $0,
  $0, $14,166, $0)                                                               552,120          22,967
Receivable for Fund shares sold                                               14,769,419              --
Receivable for securities sold                                                        --          39,594
Dividends and interest receivable                                             43,315,594       5,168,848
Securities lending income receivable                                             210,249          21,016
Receivable from investment adviser                                               341,605              --
                                                                        ----------------  --------------
    TOTAL ASSETS                                                           5,103,431,421     508,890,602
                                                                        ----------------  --------------

LIABILITIES
Collateral on securities loaned, at value (Note 2)                           957,255,566      63,555,054
Payable for securities purchased                                              64,240,324         388,113
Payable for forward foreign currency exchange contracts                               --              --
Payable for Fund shares redeemed                                               3,314,004              --
Foreign taxes payable                                                             69,288           7,374
Management fees payable                                                        1,764,627         221,419
Deferred Trustees' fees                                                          173,168          32,710
Service and distribution fees payable                                              5,676              --
Transfer agent fees payable                                                      230,096          23,264
Administrative fees payable                                                      445,535          69,627
Other accounts payable and accrued expenses                                      279,354          40,981
                                                                        ----------------  --------------
    TOTAL LIABILITIES                                                      1,027,777,638      64,338,542
                                                                        ----------------  --------------
NET ASSETS                                                              $  4,075,653,783  $  444,552,060
                                                                        ----------------  --------------
Net assets consist of:
 Paid-in capital                                                           3,891,211,712     398,560,664
 Undistributed (overdistributed) net investment income (loss)                 48,782,645      26,730,195
 Accumulated net realized gain (loss) on investments                         (81,665,065)    (10,528,384)
 Net unrealized appreciation (depreciation) of investments                   217,324,491      29,789,585
                                                                        ----------------  --------------
NET ASSETS                                                              $  4,075,653,783  $  444,552,060
                                                                        ----------------  --------------

COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE
INSTITUTIONAL CLASS:
 Net assets                                                             $  3,303,996,984  $  444,552,060
                                                                        ----------------  --------------
 Shares of beneficial interest                                               239,331,221      32,021,903
                                                                        ----------------  --------------
 Net asset value and redemption price per share                         $          13.81  $        13.88
                                                                        ----------------  --------------
RETAIL CLASS:
 Net assets                                                             $    707,393,664  $           --
                                                                        ----------------  --------------
 Shares of beneficial interest                                                51,344,451              --
                                                                        ----------------  --------------
 Net asset value and redemption price per share                         $          13.78  $           --
                                                                        ----------------  --------------
ADMIN CLASS:
 Net assets                                                             $     64,263,135  $           --
                                                                        ----------------  --------------
 Shares of beneficial interest                                                 4,672,658              --
                                                                        ----------------  --------------
 Net asset value and redemption price per share                         $          13.75  $           --
                                                                        ----------------  --------------
Value of securities on loan (Note 2)                                    $    937,765,703  $   62,270,520
                                                                        ----------------  --------------

                See accompanying notes to financial statements.

     GLOBAL         INSTITUTIONAL HIGH  INTERMEDIATE DURATION  INVESTMENT GRADE  INFLATION PROTECTED
    BOND FUND          INCOME FUND        FIXED INCOME FUND    FIXED INCOME FUND   SECURITIES FUND
-----------------------------------------------------------------------------------------------------
$  1,354,619,871        $  110,769,722          $  48,711,032     $  225,947,195       $  11,792,202
     (21,397,862)           14,373,615               (163,385)         5,975,773             (28,433)
-----------------------------------------------------------------------------------------------------
   1,333,222,009           125,143,337             48,547,647        231,922,968          11,763,769
         386,957               144,711                148,185                574              18,375

         230,656                    --                     --             14,354                  --
       5,092,276             2,600,128                     --                 --              17,431
      10,430,110                    --                354,899                 --                  --
      14,855,343             1,554,982                403,809          2,176,970              73,687
          13,557                 9,800                    468              6,196                  93
         211,166                    --                    817                 --               7,878
-----------------------------------------------------------------------------------------------------
   1,364,442,074           129,452,958             49,455,825        234,121,062          11,881,233
-----------------------------------------------------------------------------------------------------

     102,262,910            18,405,642              8,047,963         47,224,848           2,530,990
       6,501,219               391,637                739,844                 --              26,114
         779,886                    --                     --                 --                  --
         782,041                 3,730                     --                 --                  20
             755                 9,566                     --                 --                  --
         562,731                57,929                  5,185             78,131               1,130
          52,898                16,931                 13,677             21,176              12,248
           4,791                    --                     --                 --                  --
          92,130                    --                     --                777                  --
          98,755                14,772                  6,569             27,166               1,859
         101,849                19,798                 14,499             20,322              10,711
-----------------------------------------------------------------------------------------------------
     111,239,965            18,920,005              8,827,737         47,372,420           2,583,072
-----------------------------------------------------------------------------------------------------
$  1,253,202,109        $  110,532,953          $  40,628,088     $  186,748,642       $   9,298,161
-----------------------------------------------------------------------------------------------------
   1,234,208,307            99,003,491             41,074,475        169,684,987           9,361,640
      42,333,501             5,141,642                 13,423          3,919,889              (3,886)
        (841,608)           (7,984,105)              (296,425)         7,159,192             (31,160)
     (22,498,091)           14,371,925               (163,385)         5,984,574             (28,433)
-----------------------------------------------------------------------------------------------------
$  1,253,202,109        $  110,532,953          $  40,628,088     $  186,748,642       $   9,298,161
-----------------------------------------------------------------------------------------------------

$    553,704,412        $  110,532,953          $  40,628,088     $  186,748,642       $   9,298,161
-----------------------------------------------------------------------------------------------------
      35,560,917            14,170,152              4,231,436         14,059,552             857,678
-----------------------------------------------------------------------------------------------------
$          15.57        $         7.80          $        9.60     $        13.28       $       10.84
-----------------------------------------------------------------------------------------------------
$    699,497,697        $           --          $          --     $           --       $          --
-----------------------------------------------------------------------------------------------------
      45,346,350                    --                     --                 --                  --
-----------------------------------------------------------------------------------------------------
$          15.43        $           --          $          --     $           --       $          --
-----------------------------------------------------------------------------------------------------
$             --        $           --          $          --     $           --       $          --
-----------------------------------------------------------------------------------------------------
              --                    --                     --                 --                  --
-----------------------------------------------------------------------------------------------------
$             --        $           --          $          --     $           --       $          --
-----------------------------------------------------------------------------------------------------
$    100,210,816        $   18,027,927          $   7,886,067     $   46,277,526       $   2,479,875
-----------------------------------------------------------------------------------------------------

                See accompanying notes to financial statements.

STATEMENTS OF OPERATIONS

FOR THE YEAR ENDED SEPTEMBER 30, 2005

                                                                                                              FIXED
                                                                                            BOND FUND      INCOME FUND
--------------------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME
Dividends                                                                                $    6,141,703  $      594,630
Interest                                                                                    183,370,890      23,140,317
Securities lending income                                                                     1,007,806         115,075
Less foreign taxes withheld                                                                    (306,564)        (29,493)
                                                                                         --------------  --------------
                                                                                            190,213,835      23,820,529
                                                                                         --------------  --------------

EXPENSES
Management fees                                                                              19,971,293       1,946,050
Service and distribution fees--Retail Class                                                   1,098,667              --
Service and distribution fees--Admin Class                                                      227,210              --
Trustees' fees and expenses                                                                     169,302          31,000
Administrative                                                                                2,190,492         253,434
Custodian                                                                                     1,056,655         169,158
Transfer agent fees--Institutional Class, Retail Class, Admin Class                           1,635,293          47,242
Audit and tax services                                                                           42,859          27,510
Registration                                                                                    203,690          18,675
Shareholder reporting                                                                           952,508           4,299
Legal                                                                                           202,167          22,223
Miscellaneous                                                                                   172,044          21,699
                                                                                         --------------  --------------
Total expenses                                                                               27,922,180       2,541,290
Less reimbursement/waiver                                                                    (1,367,265)        (11,427)
                                                                                         --------------  --------------
Net expenses                                                                                 26,554,915       2,529,863
                                                                                         --------------  --------------
Net investment income                                                                       163,658,920      21,290,666
                                                                                         --------------  --------------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCY TRANSACTIONS

REALIZED GAIN ON:
Investments--net                                                                            110,646,436      21,643,764
Foreign currency transactions --net                                                             996,268          35,143

CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION) ON:
Investments--net                                                                             13,535,077      (6,569,342)
Foreign currency translations--net                                                             (170,981)        (29,678)
                                                                                         --------------  --------------
Net realized and unrealized gain (loss) on investments and foreign currency transactions    125,006,800      15,079,887
                                                                                         --------------  --------------

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                                     $  288,665,720  $   36,370,553
                                                                                         --------------  --------------

                See accompanying notes to financial statements.

    GLOBAL      INSTITUTIONAL HIGH  INTERMEDIATE DURATION  INVESTMENT GRADE   INFLATION PROTECTED
   BOND FUND       INCOME FUND        FIXED INCOME FUND    FIXED INCOME FUND    SECURITIES FUND
--------------------------------------------------------------------------------------------------
$           --      $      605,351         $           --    $       129,472       $           --
    37,764,152           7,274,367              1,655,061          8,702,142              392,875
       102,395              50,511                  2,161             31,926                  144
          (755)            (41,889)                    --               (965)                  --
--------------------------------------------------------------------------------------------------
--------------  ------------------  ---------------------  -----------------  -------------------
    37,865,792           7,888,340              1,657,222          8,862,575              393,019
--------------------------------------------------------------------------------------------------

     6,360,185             592,394                104,740            733,210               26,236
     1,549,625                  --                     --                 --                   --
            --                  --                     --                 --                   --
        63,057              17,143                 14,178             21,101               12,830
       696,528              64,290                 23,794            119,357                5,953
       571,332              61,031                 45,476            104,459               35,165
       581,637              17,208                 16,844             19,679               19,546
        23,753              24,729                 16,993             21,672               15,857
        90,751              18,175                 17,375             11,346               16,603
       272,580               4,381                  3,884              3,924                5,667
        63,074               5,562                  2,135             10,913                  432
        55,312               8,156                  4,730             12,545                2,336
--------------------------------------------------------------------------------------------------
    10,327,834             813,069                250,149          1,058,206              140,625
      (755,546)            (74,176)               (90,431)           (50,043)             (95,982)
--------------------------------------------------------------------------------------------------
     9,572,288             738,893                159,718          1,008,163               44,643
--------------------------------------------------------------------------------------------------
    28,293,504           7,149,447              1,497,504          7,854,412              348,376
--------------------------------------------------------------------------------------------------


    21,824,438           3,312,010                 40,234         12,509,937              137,435
     1,726,045               2,299                     --             54,780                   --

   (39,995,610)          1,636,679               (990,010)        (9,131,347)            (181,784)
      (860,045)             (5,416)                    --            (17,752)                  --
--------------------------------------------------------------------------------------------------
   (17,305,172)          4,945,572               (949,776)         3,415,618              (44,349)
--------------------------------------------------------------------------------------------------

$   10,988,332      $   12,095,019         $      547,728    $    11,270,030       $      304,027
--------------------------------------------------------------------------------------------------

                See accompanying notes to financial statements.

STATEMENTS OF CHANGES IN NET ASSETS

BOND FUND


                                                                       YEAR ENDED         YEAR ENDED
                                                                   SEPTEMBER 30, 2005 SEPTEMBER 30, 2004
--------------------------------------------------------------------------------------------------------
FROM OPERATIONS:
Net investment income                                                $  163,658,920     $  128,128,011
Net realized gain on investments and foreign currency transactions      111,642,704        124,191,911
Change in unrealized appreciation (depreciation) on investments          13,364,096          2,656,229
                                                                   ------------------ ------------------
Increase in net assets resulting from operations                        288,665,720        254,976,151
                                                                   ------------------ ------------------
FROM DISTRIBUTIONS TO SHAREHOLDERS:
NET INVESTMENT INCOME:
Institutional Class                                                    (185,828,139)      (122,491,180)
Retail Class                                                            (27,896,741)       (12,266,630)
Admin Class                                                              (2,760,379)        (1,087,236)
CAPITAL GAINS:
Institutional Class                                                              --                 --
Retail Class                                                                     --                 --
Admin Class                                                                      --                 --
                                                                   ------------------ ------------------
Total distributions                                                    (216,485,259)      (135,845,046)
                                                                   ------------------ ------------------
INCREASE (DECREASE) IN NET ASSETS FROM CAPITAL SHARE TRANSACTIONS     1,335,356,980        662,426,985
                                                                   ------------------ ------------------
REDEMPTION FEES
Institutional Class                                                         232,638            116,091
Retail Class                                                                 33,866             12,649
Admin Class                                                                   3,601              1,085
                                                                   ------------------ ------------------
Total increase (decrease) in net assets                               1,407,807,546        781,687,915
NET ASSETS
Beginning of year                                                     2,667,846,237      1,886,158,322
                                                                   ------------------ ------------------
End of year                                                          $4,075,653,783     $2,667,846,237
                                                                   ------------------ ------------------
UNDISTRIBUTED NET INVESTMENT INCOME                                  $   48,782,645     $   44,808,883
                                                                   ------------------ ------------------

FIXED INCOME FUND

                                                                       YEAR ENDED         YEAR ENDED
                                                                   SEPTEMBER 30, 2005 SEPTEMBER 30, 2004
--------------------------------------------------------------------------------------------------------
FROM OPERATIONS:
Net investment income                                                 $ 21,290,666       $ 24,294,687
Net realized gain on investments and foreign currency transactions      21,678,907         21,531,723
Change in unrealized appreciation (depreciation) on investments         (6,599,020)        (1,811,313)
                                                                   ------------------ ------------------
Increase in net assets resulting from operations                        36,370,553         44,015,097
                                                                   ------------------ ------------------
FROM DISTRIBUTIONS TO SHAREHOLDERS:
NET INVESTMENT INCOME:
Institutional Class                                                    (34,745,920)       (28,854,737)
CAPITAL GAINS:
Institutional Class                                                             --                 --
                                                                   ------------------ ------------------
Total distributions                                                    (34,745,920)       (28,854,737)
                                                                   ------------------ ------------------
INCREASE (DECREASE) IN NET ASSETS FROM CAPITAL SHARE TRANSACTIONS       84,275,729        (69,029,922)
                                                                   ------------------ ------------------
REDEMPTION FEES
Institutional Class                                                                                --
                                                                   ------------------ ------------------
Total increase (decrease) in net assets                                 85,900,362        (53,869,562)
NET ASSETS
Beginning of year                                                      358,651,698        412,521,260
                                                                   ------------------ ------------------
End of year                                                           $444,552,060       $358,651,698
                                                                   ------------------ ------------------
UNDISTRIBUTED NET INVESTMENT INCOME                                   $ 26,730,195       $ 28,410,055
                                                                   ------------------ ------------------

                See accompanying notes to financial statements.

GLOBAL BOND FUND

                                                                       YEAR ENDED         YEAR ENDED
                                                                   SEPTEMBER 30, 2005 SEPTEMBER 30, 2004
--------------------------------------------------------------------------------------------------------
FROM OPERATIONS:
Net investment income                                                $   28,293,504      $ 12,874,532
Net realized gain on investments and foreign currency transactions       23,550,483         6,728,126
Change in unrealized appreciation (depreciation) on investments         (40,855,655)        7,875,375
                                                                   ------------------ ------------------
Increase in net assets resulting from operations                         10,988,332        27,478,033
                                                                   ------------------ ------------------
FROM DISTRIBUTIONS TO SHAREHOLDERS:
NET INVESTMENT INCOME:
Institutional Class                                                     (10,875,668)       (4,387,120)
Retail Class                                                            (13,960,467)       (4,027,328)
CAPITAL GAINS:
Institutional Class                                                      (1,047,126)               --
Retail Class                                                             (1,522,631)               --
                                                                   ------------------ ------------------
Total distributions                                                     (27,405,892)       (8,414,448)
                                                                   ------------------ ------------------
INCREASE (DECREASE) IN NET ASSETS FROM CAPITAL SHARE TRANSACTIONS       568,046,723       543,523,250
                                                                   ------------------ ------------------
REDEMPTION FEES
Institutional Class                                                          38,270            34,242
Retail Class                                                                 52,568            48,665
                                                                   ------------------ ------------------
Total increase (decrease) in net assets                                 551,720,001       562,669,742
NET ASSETS
Beginning of year                                                       701,482,108       138,812,366
                                                                   ------------------ ------------------
End of year                                                          $1,253,202,109      $701,482,108
                                                                   ------------------ ------------------
UNDISTRIBUTED NET INVESTMENT INCOME                                  $   42,333,501      $ 18,230,620
                                                                   ------------------ ------------------

INSTITUTIONAL HIGH INCOME FUND

                                                                       YEAR ENDED         YEAR ENDED
                                                                   SEPTEMBER 30, 2005 SEPTEMBER 30, 2004
--------------------------------------------------------------------------------------------------------
FROM OPERATIONS:
Net investment income                                                 $  7,149,447       $ 7,034,954
Net realized gain on investments and foreign currency transactions       3,314,309         8,348,544
Change in unrealized appreciation (depreciation) on investments          1,631,263           290,554
                                                                   ------------------ ------------------
Increase in net assets resulting from operations                        12,095,019        15,674,052
                                                                   ------------------ ------------------
FROM DISTRIBUTIONS TO SHAREHOLDERS:
NET INVESTMENT INCOME:
Institutional Class                                                     (8,125,448)       (7,853,152)
CAPITAL GAINS:
Institutional Class                                                             --                --
                                                                   ------------------ ------------------
Total distributions                                                     (8,125,448)       (7,853,152)
                                                                   ------------------ ------------------
INCREASE (DECREASE) IN NET ASSETS FROM CAPITAL SHARE TRANSACTIONS        9,454,547         3,146,903
                                                                   ------------------ ------------------
REDEMPTION FEES
Institutional Class                                                             --                --
                                                                   ------------------ ------------------
Total increase (decrease) in net assets                                 13,424,118        10,967,803
NET ASSETS
Beginning of year                                                       97,108,835        86,141,032
                                                                   ------------------ ------------------
End of year                                                           $110,532,953       $97,108,835
                                                                   ------------------ ------------------
UNDISTRIBUTED NET INVESTMENT INCOME                                   $  5,141,642       $ 5,992,899
                                                                   ------------------ ------------------

                See accompanying notes to financial statements.

STATEMENTS OF CHANGES IN NET ASSETS

INTERMEDIATE DURATION FIXED INCOME FUND


                                                                       YEAR ENDED         YEAR ENDED
                                                                   SEPTEMBER 30, 2005 SEPTEMBER 30, 2004
--------------------------------------------------------------------------------------------------------
FROM OPERATIONS:
Net investment income                                                 $ 1,497,504        $ 1,475,248
Net realized gain on investments and foreign currency transactions         40,234            663,256
Change in unrealized appreciation (depreciation) on investments          (990,010)        (1,053,312)
                                                                   ------------------ ------------------
Increase in net assets resulting from operations                          547,728          1,085,192
                                                                   ------------------ ------------------
FROM DISTRIBUTIONS TO SHAREHOLDERS:
NET INVESTMENT INCOME:
Institutional Class                                                    (1,687,919)        (1,737,677)
CAPITAL GAINS:
Institutional Class                                                       (64,658)                --
                                                                   ------------------ ------------------
Total distributions                                                    (1,752,577)        (1,737,677)
                                                                   ------------------ ------------------
INCREASE (DECREASE) IN NET ASSETS FROM CAPITAL SHARE TRANSACTIONS      10,781,467         (5,398,608)
                                                                   ------------------ ------------------
REDEMPTION FEES
Institutional Class                                                            --                 --
                                                                   ------------------ ------------------
Total increase (decrease) in net assets                                 9,576,618         (6,051,093)
NET ASSETS
Beginning of year                                                      31,051,470         37,102,563
                                                                   ------------------ ------------------
End of year                                                           $40,628,088        $31,051,470
                                                                   ------------------ ------------------
UNDISTRIBUTED NET INVESTMENT INCOME                                   $    13,423        $    17,728
                                                                   ------------------ ------------------

INVESTMENT GRADE FIXED INCOME FUND

                                                                       YEAR ENDED         YEAR ENDED
                                                                   SEPTEMBER 30, 2005 SEPTEMBER 30, 2004
--------------------------------------------------------------------------------------------------------
FROM OPERATIONS:
Net investment income                                                 $  7,854,412       $  8,197,650
Net realized gain on investments and foreign currency transactions      12,564,717          6,333,927
Change in unrealized appreciation (depreciation) on investments         (9,149,099)         2,700,774
                                                                   ------------------ ------------------
Increase in net assets resulting from operations                        11,270,030         17,232,351
                                                                   ------------------ ------------------
FROM DISTRIBUTIONS TO SHAREHOLDERS:
NET INVESTMENT INCOME:
Institutional Class                                                    (11,342,082)       (10,687,184)
CAPITAL GAINS:
Institutional Class                                                     (3,607,797)        (4,492,034)
                                                                   ------------------ ------------------
Total distributions                                                    (14,949,879)       (15,179,218)
                                                                   ------------------ ------------------
INCREASE (DECREASE) IN NET ASSETS FROM CAPITAL SHARE TRANSACTIONS       13,334,331         32,770,001
                                                                   ------------------ ------------------
REDEMPTION FEES
Institutional Class                                                             --                 --
                                                                   ------------------ ------------------
Total increase (decrease) in net assets                                  9,654,482         34,823,134
NET ASSETS
Beginning of year                                                      177,094,160        142,271,026
                                                                   ------------------ ------------------
End of year                                                           $186,748,642       $177,094,160
                                                                   ------------------ ------------------
UNDISTRIBUTED NET INVESTMENT INCOME                                   $  3,919,889       $  2,774,424
                                                                   ------------------ ------------------

                See accompanying notes to financial statements.

INFLATION PROTECTED SECURITIES FUND

                                                                       YEAR ENDED         YEAR ENDED
                                                                   SEPTEMBER 30, 2005 SEPTEMBER 30, 2004
--------------------------------------------------------------------------------------------------------
FROM OPERATIONS:
Net investment income                                                  $  348,376        $   273,611
Net realized gain on investments and foreign currency transactions        137,435             31,119
Change in unrealized appreciation (depreciation) on investments          (181,784)          (138,586)
                                                                   ------------------ ------------------
Increase in net assets resulting from operations                          304,027            166,144
                                                                   ------------------ ------------------
FROM DISTRIBUTIONS TO SHAREHOLDERS:
NET INVESTMENT INCOME:
Institutional Class                                                      (434,112)          (391,926)
CAPITAL GAINS:
Institutional Class                                                            --           (224,515)
                                                                   ------------------ ------------------
Total distributions                                                      (434,112)          (616,441)
                                                                   ------------------ ------------------
INCREASE (DECREASE) IN NET ASSETS FROM CAPITAL SHARE TRANSACTIONS       2,038,235         (1,708,646)
                                                                   ------------------ ------------------
REDEMPTION FEES
Institutional Class                                                            --                 --
                                                                   ------------------ ------------------
Total increase (decrease) in net assets                                 1,908,150         (2,158,943)
NET ASSETS
Beginning of year                                                       7,390,011          9,548,954
                                                                   ------------------ ------------------
End of year                                                            $9,298,161        $ 7,390,011
                                                                   ------------------ ------------------
UNDISTRIBUTED (OVERDISTRIBUTED) NET INVESTMENT INCOME (LOSS)           $   (3,886)       $    (1,873)
                                                                   ------------------ ------------------

                See accompanying notes to financial statements.

FINANCIAL HIGHLIGHTS

                               INCOME (LOSS) FROM INVESTMENT OPERATIONS        LESS DISTRIBUTIONS
                               -----------------------------------------  ----------------------------
                    Net asset
                      value,                 Net realized                   Dividends    Distributions
                    beginning     Net       and unrealized  Total from         from        from net
                        of     investment   gain (loss) on  investment    net investment   realized
                    the period   income      investments    operations        income     capital gains
------------------------------------------------------------------------------------------------------
BOND FUND

INSTITUTIONAL CLASS
9/30/2005             $13.46     $0.67(c)       $ 0.57        $ 1.24          $(0.89)         $--
9/30/2004              12.66      0.72(c)         0.82          1.54           (0.74)          --
9/30/2003              10.33      0.78(c)         2.34          3.12           (0.79)          --
9/30/2002+             10.39      0.82(c)        (0.06)         0.76           (0.82)          --
9/30/2001              11.53      0.94(c)        (0.91)         0.03           (1.17)          --

RETAIL CLASS
9/30/2005              13.44      0.64(c)         0.57          1.21           (0.87)          --
9/30/2004              12.65      0.69(c)         0.82          1.51           (0.72)          --
9/30/2003              10.33      0.75(c)         2.34          3.09           (0.77)          --
9/30/2002+             10.39      0.79(c)        (0.05)         0.74           (0.80)          --
9/30/2001              11.52      0.91(c)        (0.91)         0.00           (1.13)          --

ADMIN CLASS
9/30/2005              13.42      0.60(c)         0.56          1.16           (0.83)          --
9/30/2004              12.64      0.65(c)         0.82          1.47           (0.69)          --
9/30/2003              10.32      0.72(c)         2.34          3.06           (0.74)          --
9/30/2002+             10.38      0.76(c)        (0.05)         0.71           (0.77)          --
9/30/2001              11.52      0.88(c)        (0.92)        (0.04)          (1.10)          --


(a) Total returns would have been lower had the adviser not reduced its advisory fees and/or borne other operating expenses.
(b) The adviser has agreed to reimburse a portion of the Fund's expenses during the period. Without this reimbursement the Fund's ratio of operating expenses would have been higher.
(c) Per share net investment income (loss) has been determined on the basis of the weighted average number of shares outstanding during the period.
(d) Amount rounds to less than $0.01 per share.
 + As required October 1, 2001, the Fund has adopted the provisions of the AICPA Audit and Accounting Guide, Audits of Investment Companies, and began amortizing premium on debt securities and reclassifying paydown gains and losses to interest income for financial statement purposes only. For the year ended September 30, 2002, the effect of this change per share to the Institutional, Retail and Admin Classes per share net investment income and net realized and unrealized gain (loss) was less than $0.01. The ratio of net investment income to average net assets for the Institutional, Retail and Admin Classes decreased from 7.77% to 7.76%, 7.53% to 7.51%, 7.24% to 7.22%, respectively, on an annualized basis. Per share ratios and supplemental data for periods prior to October 1, 2001, have not been restated to reflect this change in presentation.

                See accompanying notes to financial statements.

                                                                  RATIOS TO AVERAGE NET ASSETS
--------------                                              -----------------------------------------

                         Net asset              Net assets,
                           value,                 end of                                   Net       Portfolio
    Total     Redemption end of the    Total    the period       Net        Gross      investment    turnover
distributions    fees      period   return %(a)    (000)    expenses %(b) expenses % income (loss) %  rate %
--------------------------------------------------------------------------------------------------------------

   $(0.89)      $0.00(d)   $13.81       9.5     $3,303,997      0.75         0.79         4.91          22
    (0.74)       0.00(d)    13.46      12.5      2,365,199      0.75         0.79         5.48          42
    (0.79)         --       12.66      30.9      1,730,165      0.75         0.78         6.64          35
    (0.82)         --       10.33       7.5      1,172,286      0.75         0.79         7.76          22
    (1.17)         --       10.39       0.3      1,383,951      0.75         0.78         8.52          20

    (0.87)       0.00(d)    13.78       9.2        707,394      1.00         1.05         4.64          22
    (0.72)       0.00(d)    13.44      12.2        275,349      1.00         1.04         5.24          42
    (0.77)         --       12.65      30.6        143,932      1.00         1.07         6.35          35
    (0.80)         --       10.33       7.3         61,845      1.00         1.14         7.51          22
    (1.13)         --       10.39       0.1         77,035      1.00         1.13         8.28          20

    (0.83)       0.00(d)    13.75       8.9         64,263      1.25         1.31         4.39          22
    (0.69)       0.00(d)    13.42      11.9         27,299      1.25         1.29         4.99          42
    (0.74)         --       12.64      30.4         12,061      1.25         1.40         6.13          35
    (0.77)         --       10.32       7.0          6,383      1.25         1.68         7.22          22
    (1.10)         --       10.38      (0.3)         5,498      1.25         1.71         8.02          20

                See accompanying notes to financial statements.

                               INCOME (LOSS) FROM INVESTMENT OPERATIONS        LESS DISTRIBUTIONS
                               -----------------------------------------  ----------------------------
                    Net asset
                      value,                 Net realized                   Dividends    Distributions
                    beginning     Net       and unrealized  Total from         from        from net
                        of     investment   gain (loss) on  investment    net investment   realized
                    the period income(a)     investments    operations        income     capital gains
------------------------------------------------------------------------------------------------------
FIXED INCOME FUND

INSTITUTIONAL CLASS
9/30/2005             $13.93     $0.75          $ 0.58        $1.33           $(1.38)       $   --
9/30/2004              13.24      0.82            0.79         1.61            (0.92)           --
9/30/2003              10.95      0.84            2.40         3.24            (0.95)           --
9/30/2002+             11.23      0.87           (0.15)        0.72            (1.00)           --
9/30/2001              11.95      0.96           (0.78)        0.18            (0.90)           --

GLOBAL BOND FUND

INSTITUTIONAL CLASS
9/30/2005             $15.59     $0.44          $ 0.05        $0.49           $(0.46)       $(0.05)
9/30/2004              14.93      0.48            0.78         1.26            (0.60)           --
9/30/2003              12.68      0.62            2.25         2.87            (0.62)           --
9/30/2002++            11.08      0.68            0.92         1.60               --            --
9/30/2001              10.93      0.72            0.07         0.79            (0.60)        (0.04)

RETAIL CLASS
9/30/2005              15.46      0.40            0.05         0.45            (0.43)        (0.05)
9/30/2004              14.83      0.43            0.79         1.22            (0.59)           --
9/30/2003              12.62      0.58            2.24         2.82            (0.61)           --
9/30/2002++            11.06      0.65            0.91         1.56               --            --
9/30/2001              10.91      0.69            0.07         0.76            (0.57)        (0.04)

(a) Per share net investment income (loss) has been determined on the basis of the weighted average number of shares outstanding during the period.
(b) Total returns would have been lower had the adviser not reduced its advisory fees and/or borne other operating expenses.
(c) The adviser has agreed to reimburse a portion of the Fund's expense during the period. Without this reimbursement the Fund's ratio of expenses would have been higher.
(d) Amount rounds to less than $0.01 per share.
+ As required effective October 1, 2001, the Fund has adopted the provisions of the AICPA Audit and Accounting Guide, Audits of Investment Companies, and began amortizing premium on debt securities for financial statement purposes only. For the year ended September 30, 2002, the effect of this change per share to the Funds's net investment income and net realized and unrealized gain (loss) was less than $0.01. The ratio of net investment income to average net assets for the Fund remained unchanged. Per share ratios and supplemental data for periods prior to October 1, 2001, have not been restated to reflect this change in presentation.
++ As required effective October 1, 2001, the Fund has adopted the provisions of the AICPA Audit and Accounting Guide, Audits of Investment Companies, and began amortizing premium on debt securities and reclassifying paydown gains and losses to interest income for financial statement purposes only. For the year ended September 30, 2002, the effect of this change to the Institutional and Retail Classes was a decrease to net investment income by $0.01 and $0.01 per share, respectively, and increase to net realized and unrealized gain (loss) on investments by $0.01 and $0.01 per share, respectively and a decrease to the ratio of net investment income to average net assets from 5.89% to 5.78% and 5.63% to 5.53%, respectively, on an annualized basis. Per share ratios and supplemental data for periods prior to October 1, 2001, have not been restated to reflect this change in presentation.

                See accompanying notes to financial statements.

                                                                  RATIOS TO AVERAGE NET ASSETS
--------------                                              -----------------------------------------

                         Net asset              Net assets,
                           value,                 end of                                   Net       Portfolio
    Total     Redemption end of the    Total    the period       Net        Gross      investment    turnover
distributions    fees      period   return %(b)    (000)    expenses %(c) expenses % income (loss) %  rate %
--------------------------------------------------------------------------------------------------------------

   $(1.38)      $  --      $13.88       9.9      $444,552       0.65         0.65         5.47           34
    (0.92)         --       13.93      12.6       358,652       0.65         0.66         6.17           35
    (0.95)         --       13.24      31.5       412,521       0.65         0.67         7.03           33
    (1.00)         --       10.95       6.7       372,141       0.65         0.70         7.87           21
    (0.90)         --       11.23       1.6       420,091       0.65         0.68         8.39           24


   $(0.51)      $0.00(d)   $15.57       3.1      $553,704       0.75         0.80         2.75           63
    (0.60)       0.00(d)    15.59       8.6       287,830       0.80         0.85         3.15           61
    (0.62)         --       14.93      23.4        83,325       0.90         0.94         4.50          107
       --          --       12.68      14.4        44,810       0.90         1.07         5.78           65
    (0.64)         --       11.08       7.7        37,681       0.90         1.09         6.65           58

    (0.48)       0.00(d)    15.43       2.8       699,498       1.00         1.09         2.57           63
    (0.59)       0.00(d)    15.46       8.4       413,652       1.04         1.10         2.88           61
    (0.61)         --       14.83      23.1        55,487       1.15         1.21         4.13          107
       --          --       12.62      14.1        12,103       1.15         1.47         5.53           65
    (0.61)         --       11.06       7.4        10,375       1.15         1.47         6.42           58

                See accompanying notes to financial statements.

                               INCOME (LOSS) FROM INVESTMENT OPERATIONS        LESS DISTRIBUTIONS
                               -----------------------------------------  ----------------------------
                    Net asset
                      value,                 Net realized                   Dividends    Distributions
                    beginning     Net       and unrealized  Total from         from        from net
                        of     investment   gain (loss) on  investment    net investment   realized
                    the period   income      investments    operations        income     capital gains
------------------------------------------------------------------------------------------------------
INSTITUTIONAL HIGH INCOME FUND

INSTITUTIONAL CLASS
9/30/2005             $ 7.50     $0.55(c)       $ 0.39        $ 0.94          $(0.64)       $   --
9/30/2004               6.91      0.55(c)         0.66          1.21           (0.62)           --
9/30/2003               4.81      0.59(c)         1.69          2.28           (0.18)           --
9/30/2002+              6.50      0.68(c)        (0.96)        (0.28)          (1.41)           --
9/30/2001               8.33      0.91(c)        (1.93)        (1.02)          (0.81)           --

INTERMEDIATE DURATION FIXED INCOME FUND

INSTITUTIONAL CLASS
9/30/2005             $ 9.92     $0.40(c)       $(0.25)       $ 0.15          $(0.45)       $(0.02)
9/30/2004              10.10      0.45(c)        (0.10)         0.35           (0.53)           --
9/30/2003               9.62      0.51(c)         0.49          1.00           (0.52)           --
9/30/2002++            10.13      0.60(c)        (0.50)         0.10           (0.60)        (0.01)
9/30/2001               9.55      0.64(c)         0.57          1.21           (0.63)           --

INVESTMENT GRADE FIXED INCOME FUND

INSTITUTIONAL CLASS
9/30/2005             $13.54     $0.57(c)       $ 0.27        $ 0.84          $(0.83)       $(0.27)
9/30/2004              13.38      0.67(c)         0.75          1.42           (0.88)        (0.38)
9/30/2003              11.56      0.77(c)         1.87          2.64           (0.78)        (0.04)
9/30/2002+++           11.16      0.77(c)         0.35          1.12           (0.66)        (0.06)
9/30/2001              11.00      0.81(c)         0.15          0.96           (0.79)        (0.01)

INFLATION PROTECTED SECURITIES FUND

INSTITUTIONAL CLASS
9/30/2005             $11.02     $0.42(c)       $(0.08)       $ 0.34          $(0.52)       $   --
9/30/2004              11.60      0.37(c)        (0.12)         0.25           (0.54)        (0.29)
9/30/2003              11.94      0.43(c)         0.05          0.48           (0.53)        (0.29)
9/30/2002++++          11.19      0.51(c)         0.83          1.34           (0.59)           --
9/30/2001              10.62      0.62(c)         0.70          1.32           (0.75)           --

(a) Total returns would have been lower had the adviser not reduced its advisory fees and/or borne other operating expenses.
(b) The adviser has agreed to reimburse a portion of the Fund's expense during the period. Without this reimbursement the Fund's ratio of expenses would have been higher.
(c) Per share net investment income (loss) has been determined on the basis of the weighted average number of shares outstanding during the period.
(d) Amount rounds to less than $0.01 per share.
+ As required effective October 1, 2001, the Fund has adopted the provisions of the AICPA Audit and Accounting Guide, Audits of Investment Companies, and began amortizing premium on debt securities and reclassifying paydown gains and losses to interest income for financial statement purposes only. For the year ended September 30, 2002, the effect of this change to the Fund's net investment income and net realized and unrealized gain (loss) was less than $.01 per share. The ratio of net investment income to average net assets for the Fund increased from 11.60% to 11.61% on an annualized basis. Per share ratios and supplemental data for periods prior to October 1, 2001, have not been restated to reflect this change in presentation.
++ As required effective October 1, 2001, the Fund has adopted the provisions of the AICPA Audit and Accounting Guide, Audits of Investment Companies, and began amortizing premium on debt securities and reclassifying paydown gains and losses to interest income for financial statement purposes only. For the year ended September 30, 2002, the effect of this change per share to the Fund was a decrease to net investment income by $0.01 per share and an increase to net realized and unrealized gain (loss) on investment by $0.01 per share. The ratio of net investment income to average net assets for the Fund decreased from 6.23% to 6.13% on an annualized basis. Per share ratios and supplemental data for periods prior to October 1, 2001, have not been restated to reflect this change in presentation.
+++ As required effective October 1, 2001, the Fund has adopted the provisions of the AICPA Audit and Accounting Guide, Audits of Investment Companies, and began amortizing premium on debt securities and reclassifying paydown gains and losses to interest income for financial statement purposes only. For the year ended September 30, 2002, the effect of this change to the Fund's net investment income and net realized and unrealized gain (loss) was less than $0.01 per share. The ratio of net investment income to average net assets for the Fund decreased from 6.77% to 6.76% on an annualized basis. Per share ratios and supplemental data for periods prior to October 1, 2001, have not been restated to reflect this change in presentation.
++++ As required effective October 1, 2001, the Fund has adopted the provisions of the AICPA Audit and Accounting Guide, Audits of Investment Companies, and began amortizing premium on debt securities and reclassifying paydown gains and losses to interest income for financial statement purposes only. For the year ended September 30, 2002, the effect of of this change to the Fund was a decrease to net investment income by $0.06 per share and an increase to net realized and unrealized gain (loss) on investment by $0.06 per share. The ratio of net investment income to average net assets for the Fund decreased from 5.12% to 4.58% on an annualized basis. Per share ratios and supplemental data for periods prior to October 1, 2001, have not been restated to reflect this change in presentation.
(e) Effective July 1, 2005, the Intermediate Duration Fixed Income Fund and the Inflation Protected Securities Fund decreased their net expense limitations to 0.40% and 0.40%, respectively, from 0.45% and 0.50%, respectively.

                See accompanying notes to financial statements.

                                                                       RATIOS TO AVERAGE NET ASSETS
--------------                                              --------------------------------------------------

                         Net asset              Net assets,
                           value,                 end of                                             Portfolio
    Total     Redemption end of the    Total    the period       Net        Gross    Net investment  turnover
distributions    fees      period   return %(a)    (000)    expenses %(b) expenses % income (loss) %  rate %
--------------------------------------------------------------------------------------------------------------

   $(0.64)      $  --      $ 7.80       13.0     $110,533       0.75         0.82          7.24          22
    (0.62)         --        7.50       18.1       97,109       0.75         0.88          7.66          59
    (0.18)       0.00(d)     6.91       48.7       86,141       0.75         0.91         10.01          53
    (1.41)         --        4.81       (6.0)      57,055       0.75         1.10         11.61          32
    (0.81)         --        6.50      (12.6)      31,972       0.75         1.03         12.64          43


   $(0.47)      $  --      $ 9.60        1.5     $ 40,628       0.44(e)      0.68          4.10          50
    (0.53)         --        9.92        3.6       31,051       0.45         0.76          4.48          48
    (0.52)         --       10.10       10.7       37,103       0.45         0.74          5.15          63
    (0.61)         --        9.62        1.0       40,734       0.45         0.83          6.13          24
    (0.63)         --       10.13       13.0       23,568       0.48         0.89          6.48          19


   $(1.10)      $  --      $13.28        6.4     $186,749       0.55         0.58          4.28          42
    (1.26)         --       13.54       11.1      177,094       0.55         0.60          5.03          34
    (0.82)         --       13.38       23.8      142,271       0.55         0.62          6.22          32
    (0.72)         --       11.56       10.4      136,042       0.55         0.64          6.76          20
    (0.80)         --       11.16        9.0      148,168       0.55         0.62          7.25          14


   $(0.52)      $  --      $10.84        3.1     $  9,298       0.49(e)      1.54          3.81         141
    (0.83)         --       11.02        2.3        7,390       0.50         1.73          3.33          99
    (0.82)         --       11.60        4.3        9,549       0.50         1.28          3.68          60
    (0.59)         --       11.94       12.4       13,492       0.50         1.16          4.58         101
    (0.75)         --       11.19       12.9       15,018       0.50         1.25          5.63         124

                See accompanying notes to financial statements.

NOTES TO FINANCIAL STATEMENTS

FOR THE YEAR ENDED SEPTEMBER 30, 2005



1. ORGANIZATION. Loomis Sayles Funds I (the "Trust") is organized as a Massachusetts business trust. The Trust is registered under the Investment Company Act of 1940 (the "1940 Act"), as amended, as an open-end investment management company. The Declaration of Trust permits the Board of Trustees to authorize the issuance of an unlimited number of shares of the Trust in multiple series (individually, a "Fund" and collectively, the "Funds"). Shares of certain Funds in the Trust were first registered under the Securities Act of 1933 (the "1933 Act") effective March 7, 1997 (subsequent to their commencement of investment operations). Information presented in these financial statements pertains to the fixed income funds of the Trust, the financial statements for the equity funds are presented in a separate report. The following Funds are included in this report:

Loomis Sayles Bond Fund (the "Bond Fund")
Loomis Sayles Fixed Income Fund (the "Fixed Income Fund")
Loomis Sayles Global Bond Fund (the "Global Bond Fund")
Loomis Sayles Institutional High Income Fund (the "Institutional High Income Fund")
Loomis Sayles Intermediate Duration Fixed Income Fund (the "Intermediate Duration Fixed Income Fund")
Loomis Sayles Investment Grade Fixed Income Fund (the "Investment Grade Fixed Income Fund")
Loomis Sayles Inflation Protected Securities Fund (the "Inflation Protected Securities Fund")

On December 15, 2004, the U.S. Government Securities Fund changed its name and investment strategy. The Fund is now named the Inflation Protected Securities Fund, and its strategy emphasizes inflation-protected debt securities issued by the U.S. Treasury (TIPS).

Each Fund offers Institutional Class Shares. Bond Fund and Global Bond Fund also offer Retail Class Shares. In addition, Bond Fund offers Admin Class Shares.

Most expenses of the Trust can be directly attributed to a Fund. Expenses which can not be directly attributed to a Fund are generally apportioned based on the relative net assets of each of the funds in the Trust. Expenses of a Fund are borne pro rata by the holders of each Class of shares, except that each Class bears expenses unique to that Class (including the Rule 12b-1 service and distribution fees and transfer agent fees applicable to such Class). In addition, each Class votes as a Class only with respect to its own Rule 12b-1 Plan. Shares of each Class would receive their pro rata share of the net assets of a Fund, if the Fund were liquidated. The Trustees approve separate dividends from net investment income on each class of shares.

2. SIGNIFICANT ACCOUNTING POLICIES. The following is a summary of significant accounting policies consistently followed by each Fund in the preparation of its financial statements. The Funds' financial statements are prepared in accordance with accounting principles generally accepted in the United States of America which require the use of management estimates that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

A. SECURITY VALUATION. Debt securities for which market quotations are readily available (other than short-term obligations with a remaining maturity of less than sixty days) are generally valued at market price, as reported by pricing services recommended by the investment adviser's pricing committee and approved by the Board of Trustees. Such pricing services generally use the most recent bid prices in the principal market in which such securities are normally traded. Broker-dealer bid quotations may also be used to value debt and equity securities where a pricing service does not price a security or where a pricing service does not provide a reliable price for the security. Equity securities for which market quotations are readily available are valued at market value, as reported by pricing services recommended by the investment adviser's pricing committee and approved by the Board of Trustees. Such pricing services generally use the security's last sale price on the exchange or market where primarily traded or, if there is no reported sale during the day, the closing bid price. Securities traded on the NASDAQ National Market are valued at the NASDAQ Official Closing Price ("NOCP"), or if lacking a NOCP, at the most recent bid quotation on the NASDAQ National Market. Short-term obligations with a remaining maturity of 60 days or less are valued at amortized cost, which approximates market value. Securities for which market quotations are not readily available (including restricted securities, if any) are valued at fair value as determined in good faith by the Fund's investment adviser using consistently applied procedures under the general supervision of the Board of Trustees. Investments in other open-end investment companies are valued at their net asset value each day.

The Funds may hold securities traded in foreign markets. Foreign securities are valued at the market price in the foreign market. However, if events occurring after the close of the foreign market (but before the close of regular trading on the New York Stock Exchange) are believed to materially affect the value of those securities, such securities are fair valued pursuant to procedures approved by the Board of Trustees. When fair valuing equity securities, a Fund may, among other things, use modeling tools or other processes that may take into account factors such as securities market activity and/or significant events that occur after the close of the foreign market and before the Fund calculates its net asset value.

Certain securities held by the Funds were valued on the basis of a price provided by a principal market maker. The prices provided by the principal market makers may differ from the value that would be realized if the securities were sold.

B. SECURITY TRANSACTIONS AND RELATED INVESTMENT INCOME. Security transactions are accounted for on trade date. Dividend income is recorded on ex-dividend date, or in the case of certain foreign securities, as soon as the Fund is notified, and interest income is recorded on an accrual basis. Interest income is increased by the accretion of discount and decreased by the amortization of premium. Investment income is recorded net of foreign taxes withheld when applicable. In determining net gain or loss on securities sold, the cost of securities has been determined on an identified cost basis. Investment income and realized and unrealized gains and losses are allocated on a pro rata basis to each Class based on the relative net assets of each Class to the net assets of the Fund.

C. FOREIGN CURRENCY TRANSLATION. The books and records of the Funds are maintained in U.S. dollars. The value of securities, currencies and other assets and liabilities denominated in currencies other than U.S. dollars are translated into U.S. dollars based upon foreign exchange rates prevailing at the end of the period. Purchases and sales of investment securities, income and expenses are translated on the respective dates of such transactions.

Since the values of investment securities are presented at the foreign exchange rates prevailing at the end of the period, it is not practical to isolate that portion of the results of operations arising from changes in exchange rates from fluctuations arising from changes in market prices of the investment securities. Such changes are included with the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from sales of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Funds' books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, other than investment securities, at the end of the fiscal periods, resulting from changes in exchange rates.

Certain Funds use foreign currency exchange contracts to facilitate transactions in foreign-denominated investments. Losses may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Each Fund (except Inflation Protected Securities Fund) may purchase investments of foreign issuers. Investing in securities of foreign issuers involves special risks and considerations not typically associated with investing in U.S. companies and securities of the U.S. government. These risks include revaluation of currencies and the risk of appropriation. Moreover, the markets for securities of many foreign issuers may be less liquid and the prices of such securities may be more volatile than those of comparable U.S. companies and the U.S. government.

D. FORWARD FOREIGN CURRENCY CONTRACTS. Each Fund that may invest in foreign investments may enter into forward foreign currency exchange contracts. Contracts to buy generally are used to acquire exposure to foreign currencies, while contracts to sell generally are used to hedge a Fund's investments against currency fluctuation. Also, a contract to buy or sell can offset a previous contract. These contracts involve market risk in excess of the unrealized gain or loss reflected in the Fund's Statement of Assets and Liabilities. These amounts represent the aggregate exposure to each currency the Fund has acquired or hedged through currency contracts outstanding at period end.

All contracts are "marked-to-market" daily at the applicable exchange rates and any gains or losses are recorded for financial statement purposes as unrealized until settlement date. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. At September 30, 2005, the Global Bond Fund had the following open forward foreign currency exchange contracts:

                                         LOCAL     AGGREGATE
                             DELIVERY   CURRENCY     FACE        TOTAL     UNREALIZED
                               DATE      AMOUNT     AMOUNT       VALUE    DEPRECIATION
--------------------------------------------------------------------------------------
 Australian Dollar (sell)   11/14/2005 39,350,000 $29,819,366 $29,962,247  $(142,881)
 Australian Dollar (sell)   11/29/2005  9,055,000   6,837,883   6,890,716    (52,833)
 Great British Pound (sell) 10/31/2005 21,800,000  37,868,998  38,417,129   (548,131)
 New Zealand Dollar (sell)  11/14/2005  8,160,000   5,599,882   5,635,923    (36,041)

SEPTEMBER 30, 2005



E. FEDERAL AND FOREIGN INCOME TAXES. The Trust treats each Fund as a separate entity for federal income tax purposes. Each Fund intends to meet the requirements of the Internal Revenue Code applicable to regulated investment companies, and to distribute to its shareholders substantially all of its net investment income and any net realized capital gains at least annually. Accordingly, no provisions for federal income and excise taxes have been made. A Fund may be subject to foreign taxes on income and gains on investments that are accrued based upon the Fund's understanding of the tax rules and regulations that exist in the countries in which the Fund invests. Foreign governments may also impose taxes or other payments on investments with respect to foreign securities. Such taxes are accrued as applicable.

F. DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS. Dividends and distributions are recorded on ex-dividend date. The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations, which may differ from accounting principles generally accepted in the United States of America. Permanent differences are primarily due to differing treatments for book and tax purposes of items such as redemptions in-kind, foreign currency transactions, defaulted bond interest, distributions from real estate investment trusts and reclassification of paydown gains and losses. Temporary differences between book and tax distributable earnings are primarily due to deferred trustees' fees, premium amortization accruals, corporate action adjustments, mark-to-market on forward currency contracts and wash sales. Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications to capital accounts. Distributions from net investment income and short-term capital gains are considered to be ordinary income for tax purposes.

The tax character of distributions paid to shareholders during the years ended September 30, 2005 and 2004 were as follows:

                                         2005 DISTRIBUTIONS PAID FROM:           2004 DISTRIBUTIONS PAID FROM:
                                    --------------------------------------- ---------------------------------------
                                      ORDINARY     LONG-TERM                  ORDINARY     LONG-TERM
                                       INCOME    CAPITAL GAINS    TOTAL        INCOME    CAPITAL GAINS    TOTAL
                                    ------------ ------------- ------------ ------------ ------------- ------------
Bond Fund                           $216,485,259    $       -- $216,485,259 $135,845,046    $       -- $135,845,046
Fixed Income Fund                     34,745,920            --   34,745,920   28,854,737            --   28,854,737
Global Bond Fund                      25,353,794     2,052,098   27,405,892    8,414,448            --    8,414,448
Institutional High Income Fund         8,125,448            --    8,125,448    7,853,152            --    7,853,152
Intermediate Duration Fixed
  Income Fund                          1,688,139        64,438    1,752,577    1,737,677            --    1,737,677
Investment Grade Fixed Income
  Fund                                11,463,633     3,486,246   14,949,879   10,849,010     4,330,208   15,179,218
Inflation Protected Securities Fund      434,112            --      434,112      392,445       223,996      616,441

As of September 30, 2005, the components of distributable earnings on a tax basis were as follows:

                                                                 FIXED INCOME    GLOBAL     INSTITUTIONAL HIGH
                                                     BOND FUND       FUND       BOND FUND      INCOME FUND
-                                                  ------------  ------------ ------------  ------------------
Undistributed ordinary income                      $ 52,890,954  $27,006,793  $ 43,570,935     $ 5,362,512
Undistributed long-term capital gains                        --           --     3,318,445              --
                                                   ------------  ------------ ------------  ------------------
Total undistributed earnings                         52,890,954   27,006,793    46,889,380       5,362,512
Capital loss carryforward:
Expires September 30, 2010                                   --           --            --      (1,230,714)
Expires September 30, 2011                          (73,376,816)  (9,158,202)           --      (6,736,705)
Expires September 30, 2012                                   --           --            --              --
Expires September 30, 2013                                   --           --            --              --
                                                   ------------  ------------ ------------  ------------------
Total capital loss carryforward                     (73,376,816)  (9,158,202)           --      (7,967,419)
Deferred net capital losses (post October 2004)              --           --            --              --
Unrealized Appreciation (Depreciation)              209,036,185   28,419,579   (28,622,566)     14,335,992
                                                   ------------  ------------ ------------  ------------------
Total accumulated earnings (losses)                $188,550,323  $46,268,170  $ 18,266,814     $11,731,085
                                                   ------------  ------------ ------------  ------------------
Capital loss carryforward utilized in current year $ 54,887,462  $10,405,640  $         --     $ 3,070,148
                                                   ------------  ------------ ------------  ------------------

                                                   INTERMEDIATE DURATION INVESTMENT GRADE  INFLATION PROTECTED
                                                     FIXED INCOME FUND   FIXED INCOME FUND   SECURITIES FUND
-                                                  --------------------- ----------------- -------------------
Undistributed ordinary income                            $  27,100          $ 4,287,616         $ 41,853
Undistributed long-term capital gains                           --            7,898,658           12,883
                                                   --------------------- ----------------- -------------------
Total undistributed earnings                                27,100           12,186,274           54,736
Capital loss carryforward:
Expires September 30, 2010                                      --                   --               --
Expires September 30, 2011                                      --                   --               --
Expires September 30, 2012                                      --                   --               --
Expires September 30, 2013                                  (3,797)                  --               --
                                                   --------------------- ----------------- -------------------
Total capital loss carryforward                             (3,797)                  --               --
Deferred net capital losses (post October 2004)           (121,443)                  --          (10,158)
Unrealized Appreciation (Depreciation)                    (334,570)           5,245,138          (95,808)
                                                   --------------------- ----------------- -------------------
Total accumulated earnings (losses)                      $(432,710)         $17,431,412         $(51,230)
                                                   --------------------- ----------------- -------------------
Capital loss carryforward utilized in current year       $      --          $        --         $     --
                                                   --------------------- ----------------- -------------------

G. REPURCHASE AGREEMENTS. Each Fund, through its custodian, receives delivery of the underlying securities collateralizing repurchase agreements. It is each Fund's policy that the market value of the collateral be at least equal to 102% of the repurchase price, including interest. The Fund's adviser is responsible for determining that the value of the collateral is at all times at least equal to 102% of the repurchase price, including interest. The repurchase agreements are tri-party arrangements whereby the collateral is held at the custodian bank in a segregated account for the benefit of the Fund and the counterparty. Repurchase agreements could involve certain risks in the event of default or insolvency of the counterparty including possible delays or restrictions upon a Fund's ability to dispose of the underlying securities.

H. DELAYED DELIVERY COMMITMENTS. Each Fund may purchase or sell securities on a when issued or forward commitment basis. Payment and delivery may take place a month or more after the date of the transaction. The price of the underlying securities and the date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated. Losses may arise due to changes in the market value of the underlying securities or if the counterparty does not perform under the contract. Collateral consisting of liquid securities or cash and cash equivalents is maintained in an amount at least equal to these commitments with the custodian.

I. SECURITIES LENDING. The Funds have entered into an agreement with State Street Bank and Trust Company ("State Street Bank"), as agent of the portfolio, to lend securities to certain designated borrowers. The loans are collateralized with cash or securities in an amount equal to at least 105% or 102% of the market value of the loaned international equity or domestic securities, respectively, when the loan is initiated. Thereafter, the value of the collateral must remain at not less than 102% of the market value of the loaned securities for U.S. equities and U.S. corporate debt; not less than 105% of the market value of the loaned securities for non-U.S. equities and not less than 100% of the market value of the loaned securities for U.S. government and agency securities, sovereign debt issuers by non-U.S. governments and non-U.S. corporate debt. As with other extensions of credit, the Funds may bear the risk of loss with respect to the investment of the collateral. The Funds invest cash collateral in short-term investments, a portion of the income from which is remitted to the borrowers and the remainder allocated between the Funds and State Street Bank as lending agent. The market value of securities on loan to borrowers and the value of collateral held by the Funds with respect to such loans at September 30, 2005, were as follows:

       FUND                                    MARKET VALUE  COLLATERAL
       ----                                    ------------ ------------
       Bond Fund                               $937,765,703 $957,255,566
       Fixed Income Fund                         62,270,520   63,555,054
       Global Bond Fund                         100,210,816  102,262,910
       Institutional High Income Fund            18,027,927   18,405,642
       Intermediate Duration Fixed Income Fund    7,886,067    8,047,963
       Investment Grade Fixed Income Fund        46,277,526   47,224,848
       Inflation Protected Securities Fund        2,479,875    2,530,990

J. INDEMNIFICATIONS. Under the Fund's organizational documents, its officers and trustees are indemnified against certain liability arising out of the performance of their duties to the Funds. Additionally, in the normal course of business, the Funds enter into contracts with service providers that contain general indemnification clauses. The Funds' maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds that have not yet occurred. However, based on experience the Funds expect the risk of loss to be remote.

SEPTEMBER 30, 2005



3. PURCHASES AND SALES OF SECURITIES. For the year ended September 30, 2005, purchases and sales of securities (excluding short-term investments) were as follows:

                                        U.S. GOVERNMENT/AGENCIES       OTHER SECURITIES
                                        ------------------------- ---------------------------
FUND                                     PURCHASES      SALES       PURCHASES       SALES
----                                    ------------ ------------ -------------- ------------
Bond Fund                               $621,770,809 $ 51,764,458 $1,385,398,849 $654,584,432
Fixed Income Fund                         52,862,612   15,798,239    104,477,445  107,167,873
Global Bond Fund                         215,809,907  141,521,097    970,260,004  500,974,493
Institutional High Income Fund               745,841      745,902     25,657,987   20,553,329
Intermediate Duration Fixed Income Fund   14,497,555    2,882,844     13,822,755   14,725,330
Investment Grade Fixed Income Fund        44,151,927   14,673,063     44,943,585   58,097,690
Inflation Protected Securities Fund       13,526,222   12,711,477      1,104,992           --

4. MANAGEMENT FEES AND OTHER TRANSACTIONS WITH AFFILIATES.

A. MANAGEMENT FEES. Loomis, Sayles & Company, L.P. ("Loomis Sayles") serves as investment adviser to each Fund. Separate management agreements for each Fund in effect for the year ended September 30, 2005, provided for fees at the following annual percentage rates of each Fund's average daily net assets:

                                        PERCENTAGE OF AVERAGE DAILY NET ASSETS
                                        --------------------------------------
                                          FIRST         NEXT         OVER
FUND                                    $1 BILLION   $2 BILLION   $3 BILLION
----                                    ----------   ----------   ----------
Bond Fund                                 0.60%        0.60%        0.50%
Fixed Income Fund                         0.50%        0.50%        0.50%
Global Bond Fund                          0.60%        0.50%        0.50%
Institutional High Income Fund            0.60%        0.60%        0.60%
Intermediate Duration Fixed Income Fund   0.25%        0.25%        0.25%
Investment Grade Fixed Income Fund        0.40%        0.40%        0.40%
Inflation Protected Securities Fund       0.25%        0.25%        0.25%

Prior to July 1, 2005, Bond Fund and Global Bond Fund each accrued management fees at 0.60% of average daily net assets.

Prior to July 1, 2005, Intermediate Duration Fixed Income Fund and Inflation Protected Securities Fund each accrued management fees at 0.30% of average daily net assets.

Loomis Sayles has contractually agreed, until January 31, 2006, to reduce its management fees and/or bear other expenses, to the extent necessary to limit the total operating expenses of each Fund, to the following annual percentage rate of the Fund's average daily net assets:

                                        EXPENSE LIMIT AS A PERCENTAGE OF
                                         AVERAGE DAILY NET ASSETS
                                        --------------------------------
                                        INSTITUTIONAL   RETAIL   ADMIN
FUND                                        CLASS       CLASS    CLASS
----                                    -------------   ------   -----
Bond Fund                                   0.75%       1.00%    1.25%
Fixed Income Fund                           0.65%        --       --
Global Bond Fund                            0.75%       1.00%     --
Institutional High Income Fund              0.75%        --       --
Intermediate Duration Fixed Income Fund     0.40%        --       --
Investment Grade Fixed Income Fund          0.55%        --       --
Inflation Protected Securities Fund         0.40%        --       --

Prior to July 1, 2005, Intermediate Duration Fixed Income Fund limited its total operating expenses to 0.45% of average daily net assets.

Prior to July 1, 2005, Inflation Protected Securities Fund limited its total operating expenses to 0.50% of average daily net assets.

For the year ended September 30, 2005, the management fees and waivers of management fees for each Fund were as follows:

                                                                           PERCENTAGE OF
                                          GROSS     WAIVER OF     NET      AVERAGE DAILY NET ASSETS
                                        MANAGEMENT  MANAGEMENT MANAGEMENT  ------------------------
FUND                                       FEE         FEE        FEE      GROSS         NET
----                                    ----------- ---------- ----------- -----           -----
Bond Fund                               $19,971,293 $1,367,265 $18,604,028 0.59%        0.55%
Fixed Income Fund                         1,946,050     11,427   1,934,623 0.50%        0.50%
Global Bond Fund                          6,360,185    755,546   5,604,639 0.59%        0.52%
Institutional High Income Fund              592,394     74,176     518,218 0.60%        0.52%
Intermediate Duration Fixed Income Fund     104,740     90,431      14,309 0.29%        0.04%
Investment Grade Fixed Income Fund          733,210     50,043     683,167 0.40%        0.37%
Inflation Protected Securities               26,236     26,236          -- 0.29%        0.00%

For the year ended September 30, 2005, in addition to the waiver of management fees, $69,746 of other expenses have been reimbursed to the Inflation Protected Securities Fund.

Certain officers and employees of Loomis Sayles are also officers or Trustees of the Trust. Loomis Sayles' general partner is indirectly owned by IXIS Asset Management North America, L.P. ("IXIS North America"), formerly CDC IXIS Asset Management North America, L.P. IXIS North America is ultimately owned principally, directly or indirectly by three large affiliated French financial services entities: the Caisse des Depots et Consignations ("CDC"), a public sector financial institution created by the French government in 1816; the Caisse Nationales des Caisses d'Epargne, a financial institution owned by CDC and by French regional savings banks known as Caisses d' Epargne; and CNP Assurances, a large French life insurance company.

At September 30, 2005, Bond Fund held two securities whose aggregated market positions, upon acquisition, exceeded a 1940 Act limitation. Subsequent to the date of this report, the excess positions of those securities were sold. The Fund's adviser will reimburse the Fund approximately $500,000 for losses incurred in connection with the disposition of these securities.

B. ADMINISTRATIVE EXPENSE. For the period October 1, 2004 through December 31, 2004, IXIS Asset Management Services Company ("IXIS Services"), formerly CDC IXIS Asset Management Services, Inc., a wholly owned subsidiary of IXIS North America, performed certain administrative services for the Funds and subcontracted with State Street Bank to serve as sub-administrator. Effective January 3, 2005, IXIS Asset Management Advisors, L.P. ("IXIS Advisors") assumed responsibility for providing administrative services to the Funds. Pursuant to an agreement among the Loomis Sayles Funds Trusts (the Trust and Loomis Sayles Funds II), IXIS Advisor Funds Trust I (formerly CDC Nvest Funds Trust I), IXIS Advisor Funds Trust II (formerly CDC Nvest Funds Trust II), IXIS Advisor Funds Trust III (formerly CDC Nvest Funds Trust III), IXIS Advisor Funds Trust IV (formerly CDC Nvest Companies Trust I) and IXIS Cash Management Trust (formerly CDC Nvest Cash Management Trust)("IXIS Advisor Funds Trusts") and IXIS Advisors, each Fund pays IXIS Advisors its pro rata portion of a group fee for these services representing the higher amount based on the following calculations:

             (1)Percentage of Average Daily Net Assets

                       FIRST         NEXT       OVER
                       $5 BILLION $5 BILLION $10 BILLION
                       ---------- ---------- -----------
                          0.0675%    0.0625%     0.0500%

             or

             (2)Each Fund's pro rata portion, allocated based on the combined assets of the Loomis Sayles Funds Trusts and the IXIS Advisor Funds Trusts, of the annual aggregate minimum fee of $5 million.

For the year ended September 30, 2005, fees paid to IXIS Services and IXIS Advisors for administrative expense were as follows:

                                        ADMINISTRATIVE
FUND                                         FEES
----                                    --------------
Bond Fund                                 $2,190,492
Fixed Income Fund                            253,434
Global Bond Fund                             696,528
Institutional High Income Fund                64,290
Intermediate Duration Fixed Income Fund       23,794
Investment Grade Fixed Income Fund           119,357
Inflation Protected Securities Fund            5,953

SEPTEMBER 30, 2005



C. TRANSFER AGENT FEES. IXIS Services is the transfer and shareholder servicing agent for each Fund and has subcontracted with Boston Financial Data Services ("BFDS") to serve as sub-transfer agent.

Effective January 1, 2005, Fixed Income Fund Institutional High Income Fund, Intermediate Duration Fixed Income Fund, Investment Grade Fixed Income Fund and Inflation Protected Securities Fund pay fees monthly to IXIS Advisors equal to an annual rate of $25.44 for each open account in an Equity Fund, $25.25 for each open account in a Fixed Income Fund and $2.00 for each closed account (Equity and Fixed Income Fund), subject to a monthly minimum of $1,500 per class and an annual aggregate minimum fee of $180,000 for all Institutional Funds. Institutional Funds consist of Fixed Income Fund, Institutional High Income Fund, Intermediate Duration Fixed Income Fund, Investment Grade Fixed Income Fund and Inflation Protected Securities Fund.

Effective January 1, 2005, Bond Fund and Global Bond Fund pay fees monthly to IXIS Advisors equal to an annual rate of $25.44 for each open account in an Equity Fund, $25.25 for each open account in a Fixed Income Fund and $2.00 for each closed account (Equity and Fixed Income Fund), subject to a monthly minimum of $1,500 per class and an annual aggregate minimum fee of approximately $1 million for all No-Load Retail Funds. No-Load Retail Funds consist of Bond Fund, Global Bond Fund, Loomis Sayles Aggressive Growth Funds, Loomis Sayles Small Cap Growth Fund, Loomis Sayles Small Cap Value Fund, Loomis Sayles Tax-Managed Equity Fund, Loomis Sayles Value Fund and Loomis Sayles Worldwide Fund.

Prior to January 1, 2005, Fixed Income Fund, Institutional High Income Fund, Intermediate Duration Fixed Income Fund, Investment Grade Fixed Income Fund and Inflation Protected Securities Fund, for its Institutional, Retail and Admin class shares, paid monthly to IXIS Services its pro rata portion of an annual aggregate fee equal to 0.01% of the average daily net assets for all Institutional Funds, subject to a monthly minimum of $1,000 per class and an annual aggregate minimum of $100,000.

Prior to January 1, 2005, Bond Fund and Global Bond Fund, paid monthly to IXIS Services its pro rata portion of an annual aggregate fee equal to 0.026% of the average daily net assets for all No-Load Retail Funds, subject to a monthly minimum of $1,250 per class and an annual aggregate minimum of $650,000.

Effective October 1, 2005, BFDS became the transfer and shareholder servicing agent for the Funds.

IXIS Services, BFDS and other firms are also reimbursed by the Funds for out-of-pocket expenses. In addition, effective July 1, 2005, pursuant to other service agreements, the Funds pay service fees to other firms that provide similar services for their own shareholder accounts.

For the year ended September 30, 2005, amounts paid to IXIS Services as compensation for its services as transfer agent were as follows:

                                        TRANSFER
FUND                                    AGENT FEE
----                                    ---------
Bond Fund                               $652,677
Fixed Income Fund                         24,963
Global Bond Fund                         199,313
Institutional High Income Fund            18,876
Intermediate Duration Fixed Income Fund   17,551
Investment Grade Fixed Income Fund        18,509
Inflation Protected Securities Fund       20,556

D. SERVICE AND DISTRIBUTION FEES. The Trust has entered into a distribution agreement with IXIS Asset Management Distributors, L.P. ("IXIS Distributors"), formerly CDC IXIS Asset Management Distributors, L.P., a wholly owned subsidiary of IXIS North America. Pursuant to this agreement, IXIS Distributors serves as principal underwriter of the Funds of the Trust.

Pursuant to Rule 12b-1 under the 1940 Act, Bond Fund and Global Bond Fund have adopted Distribution Plans relating to each Fund's Retail Class shares (the "Retail Class Plan") and Bond Fund has adopted a separate Distribution Plan relating to its Admin Class shares (the "Admin Class Plan").

Under the respective Retail Class and Admin Class Plans, each Fund pays IXIS Distributors a monthly distribution fee at an annual rate not to exceed 0.25% of the average daily net assets attributable to the Fund's Retail Class and Admin Class Shares, as reimbursement for expenses incurred by IXIS Distributors in providing personal services to investors in Retail Class and Admin Class Shares and/or maintenance of shareholder accounts. In addition, the Admin Class shares of the Bond Fund may pay a shareholder service fee at an annual rate not to exceed 0.25% of the average daily net assets attributable to Admin Class shares to securities dealers or financial intermediaries for providing personal service and account maintenance for their customers who hold such shares.

SEPTEMBER 30, 2005


E. TRUSTEES FEES AND EXPENSES. The Loomis Sayles Funds Trusts and the IXIS Advisor Funds Trusts do not pay any compensation directly to their officers or Trustees who are directors, officers or employees of Loomis Sayles, IXIS Distributors, IXIS North America, IXIS Services, IXIS Advisors or their affiliates. Each Trustee who is an independent Trustee of the Loomis Sayles Funds Trusts and the IXIS Advisor Funds Trusts receives, in the aggregate, a retainer fee at the annual rate of $50,000 and meeting attendance fees of $5,000 for each meeting of the Board of Trustees attended. Each committee chairman receives an additional retainer fee at the annual rate of $7,000. Each committee member receives a meeting attendance fee of $3,750 per committee meeting attended. The co-chairmen of the Board each receive an additional annual retainer fee of $25,000. The retainer fees assume four Board or Committee meetings per year. These fees are allocated to the various series of the Loomis Sayles Funds Trusts and the IXIS Advisor Funds Trusts based on a formula that takes into account, among other factors, the relative net assets of each Fund. Trustees are reimbursed for travel expenses in connection with attendance at meetings.

Effective October 1, 2005, the compensation schedule for independent Trustees changed. Each independent Trustee will receive a retainer fee at the annual rate of $55,000 and meeting attendance fees of $6,000 for each meeting of the Board of Trustees attended in person and $3,000 for each meeting of the Board of Trustees attended telephonically. Each co-chairman of the Board will receive an additional retainer fee at the annual rate of $25,000. Each committee chairman will receive an additional retainer fee at the annual rate of $10,000. Each committee member will receive a meeting attendance fee of $4,000 per committee meeting attended in person and $2,000 for each committee meeting attended telephonically.

A deferred compensation plan (the "Plan") is available to the Trustees on a voluntary basis. Each participating Trustee will receive an amount equal to the value that such deferred compensation would have been had it been invested in a designated Fund or certain other series of the Loomis Sayles Funds Trusts or IXIS Advisor Funds Trusts on the normal payment date. Deferred amounts remain in the Funds until distributed in accordance with the Plan.

Additionally, the Board of Trustees has approved the use of the Funds' assets to pay their portion of the annual salary for 2005 of an employee at IXIS Advisors who supports the Funds' Chief Compliance Officer. For the year ended September 30, 2005, each Fund's portion of such expense was approximately $900.

F. PUBLISHING SERVICES. IXIS Services performs certain desktop publishing services for the Funds. Fees for these services are presented in the Statements of Operations as shareholder reporting. For the year ended September 30, 2005, amounts paid to IXIS Services as compensation for these services were as follows:

                                         PUBLISHING
FUND                                    SERVICES FEE
----                                    ------------
Bond Fund                                   $376
Fixed Income Fund                             57
Global Bond Fund                             130
Institutional High Income Fund                89
Intermediate Duration Fixed Income Fund       67
Investment Grade Fixed Income Fund            50
Inflation Protected Securities Fund          514

G. REDEMPTION FEES. Shareholders of the Bond Fund and Global Bond Fund will be charged a 2% redemption fee if they redeem, including redeeming by exchange, any class of shares of these Funds within 60 days of their acquisition (including acquisition by exchange). The redemption fee is intended to offset the costs to the Funds of short-term trading, such as portfolio transaction and market impact costs associated with redemption activity and administrative costs associated with processing redemptions. The redemption fee is deducted from the shareholder's redemption or exchange proceeds and is paid to the Fund. The "first-in, first-out" (FIFO) method is used to determine the holding period of redeemed or exchanged shares, which means that if shares were acquired on different days, the shares acquired first will be redeemed or exchanged first for purposes of determining whether the redemption fee applies. A new holding period begins with each purchase or exchange. These fees are accounted for as an addition to paid-in capital and are presented on the Statements of Changes in Net Assets.

5. LINE OF CREDIT. Prior to September 1, 2005, Bond Fund, Global Bond Fund and Inflation Protected Securities Fund, together with certain other Funds of the Loomis Sayles Funds Trusts, participated in a $25 million committed unsecured revolving line of credit provided by State Street Bank. Borrowings under the line of credit were to be made solely to temporarily finance the repurchase of capital shares. Interest was to be charged to each participating Fund based on its borrowings at a rate per annum equal to the Federal Funds rate plus 0.50%. In addition, a commitment fee of 0.09% per annum, payable at the end of each calendar quarter, was accrued and apportioned among the participating Funds based on their average daily unused portion of the line of credit. For the period ended August 31, 2005, the Funds had no borrowings under the agreement.

Effective September 1, 2005, Bond Fund, Global Bond Fund and Inflation Protected Securities Fund, together with certain other Funds of the Loomis Sayles Funds Trusts and IXIS Advisor Funds Trusts, participate in a $75 million committed line of credit provided by State Street Bank. Borrowings under the line of credit are to be made solely to temporarily finance the repurchase of shares. Interest is charged to each participating Fund based on its borrowings at a rate per annum equal to the Federal Funds rate plus 0.50%. In addition, a commitment fee of 0.09% per annum, payable at the end of each calendar quarter is accrued and apportioned among the participating Funds based on their average daily unused portion of the line of credit. For the period of September 1/st/ through September 30, 2005, the Funds had no borrowings under the agreement.

6. SHAREHOLDERS. At September 30, 2005, the Loomis Sayles Funded Pension Plan and Trust ("Pension Plan") and the Loomis Sayles Employees' Profit Sharing Retirement Plan held shares of beneficial interest in the Funds as follows:

                                                     PROFIT SHARING
FUND                                    PENSION PLAN RETIREMENT PLAN
----                                    ------------ ---------------
Bond Fund                                $1,006,244    $1,141,380
Global Bond Fund                            669,137       347,834
Institutional High Income Fund              297,060       568,178
Intermediate Duration Fixed Income Fund          --        73,466
Inflation Protected Securities Fund              --       266,300

At September 30, 2005, Loomis Sayles owned 114,012 shares, equating to 13.3% of Inflation Protected Securities Fund shares outstanding.

In addition, at September 30, 2005, six shareholders individually owned more than 5% of the Loomis Sayles Fixed Income Fund's total outstanding shares, representing, in aggregate, 41.1% of the Fund; seven shareholders individually owned more than 5% of the Loomis Sayles Intermediate Duration Fixed Income Fund's total outstanding shares, representing, in aggregate, 91.9% of the Fund; ten shareholders individually owned more than 5% of the Loomis Sayles Investment Grade Fixed Income Fund's outstanding shares, representing, in aggregate, 81.0% of the Fund; and seven shareholders, of which one owning approximately 17.1% is affiliated with the Investment Adviser, individually owned more than 5% of the Loomis Sayles Institutional High Income Fund's outstanding shares, representing, in aggregate, 70.0% of the Fund.

7. EXPENSE REDUCTIONS AND CONTINGENT EXPENSE OBLIGATIONS. Loomis Sayles has given binding undertakings to certain Funds to defer its management fees and, if necessary, bear certain expenses associated with these Funds to limit their operating expenses. These undertakings are in effect until the dates indicated below and will be reevaluated on an annual basis.

Loomis Sayles shall be permitted to recover expenses it has borne (whether through reduction of its management fees or otherwise) in later periods to the extend the Funds' expenses fall below the expense limits, provided, however, that the Funds are not obligated to pay such deferred fees more than one year after the end of the fiscal year in which the fee was deferred.

At September 30, 2005, the amounts subject to possible reimbursement under the expense limitation agreement were as follows:

                                            EXPENSES SUBJECT
                                              TO POSSIBLE
                                             REIMBURSEMENT
FUND                                    UNTIL SEPTEMBER 30, 2006
----                                    ------------------------
Bond Fund                                      $1,367,265
Fixed Income Fund                                  11,427
Global Bond Fund                                  755,546
Institutional High Income Fund                     74,176
Intermediate Duration Fixed Income Fund            90,431
Investment Grade Fixed Income Fund                 50,043
Inflation Protected Securities Fund                95,982

8. CAPITAL SHARES. Each Fund may issue an unlimited number of shares of beneficial interest without par value. Transactions in capital shares were as follows:

                                                             BOND FUND

                                     Year Ended September 30, 2005 Year Ended September 30, 2004
                                     ---------------------------   ---------------------------

                                        Shares         Amount         Shares         Amount
INSTITUTIONAL CLASS                  -----------   --------------  -----------   --------------
Issued from the sale of shares        91,412,221   $1,257,934,435   83,292,406   $1,104,544,259
Issued in connection with the
  reinvestment of distributions       11,561,959      158,018,772    8,109,317      106,866,203
Redeemed                             (39,402,964)    (541,014,444) (52,330,944)    (684,571,795)
                                     -----------   --------------  -----------   --------------
Net change                            63,571,216   $  874,938,763   39,070,779   $  526,838,667
                                     -----------   --------------  -----------   --------------

                                        Shares         Amount         Shares         Amount
RETAIL CLASS                         -----------   --------------  -----------   --------------
Issued from the sale of shares        35,692,125   $  490,508,671   14,981,168   $  197,751,341
Issued in connection with the
  reinvestment of distributions        1,745,321       23,833,032      818,810       10,777,230
Redeemed                              (6,581,827)     (90,157,251)  (6,689,612)     (87,290,333)
                                     -----------   --------------  -----------   --------------
Net change                            30,855,619   $  424,184,452    9,110,366   $  121,238,238
                                     -----------   --------------  -----------   --------------

                                        Shares         Amount         Shares         Amount
ADMIN CLASS                          -----------   --------------  -----------   --------------
Issued from the sale of shares         3,478,648   $   47,747,890    1,732,050   $   22,859,859
Issued in connection with the
  reinvestment of distributions          152,572        2,079,871       55,426          730,228
Redeemed                                (993,193)     (13,593,996)    (707,119)      (9,240,007)
                                     -----------   --------------  -----------   --------------
Net change                             2,638,027   $   36,233,765    1,080,357   $   14,350,080
                                     -----------   --------------  -----------   --------------

                                                         FIXED INCOME FUND

                                     Year Ended September 30, 2005 Year Ended September 30, 2004
                                     ---------------------------   ---------------------------

                                        Shares         Amount         Shares         Amount
INSTITUTIONAL CLASS                  -----------   --------------  -----------   --------------
Issued from the sale of shares         4,870,508   $   65,628,272    1,007,726   $   13,816,868
Issued in connection with the
  reinvestment of distributions        2,602,690       34,745,909    2,195,946       28,854,728
Issued from subscriptions-in-kind*     2,073,596       28,905,923           --               --
Redeemed                              (3,270,866)     (45,004,375)  (8,613,412)    (111,701,518)
                                     -----------   --------------  -----------   --------------
Net change                             6,275,928   $   84,275,729   (5,409,740)  $  (69,029,922)
                                     -----------   --------------  -----------   --------------
*Issued in exchange for portfolio securities contributed to the Fund in-kind by such shareholders on September 1, 2005. Contribution includes $28,641,780 of securities and
 $264,143 in receivables.

SEPTEMBER 30, 2005



                                                       GLOBAL BOND FUND

                                     Year Ended September 30, 2005 Year Ended September 30, 2004
                                     ----------------------------  ----------------------------

                                        Shares         Amount        Shares         Amount
INSTITUTIONAL CLASS                  -----------   -------------   ----------    ------------
Issued from the sale of shares        19,500,004   $ 310,767,699   14,284,726    $216,397,662
Issued in connection with the
  reinvestment of distributions          627,540      10,021,422      221,015       3,315,228
Issued from subscriptions-in-kind*     1,155,839      18,435,637           --              --
Redeemed                              (4,185,435)    (65,939,216)  (1,624,910)    (24,571,286)
                                     -----------   --------------  ------------  --------------
Net change                            17,097,948   $ 273,285,542   12,880,831    $195,141,604
                                     -----------   --------------  ------------  --------------

                                        Shares         Amount        Shares         Amount
RETAIL CLASS                         -----------   -------------   ----------    ------------
Issued from the sale of shares        28,840,330   $ 455,133,214   27,817,273    $420,172,110
Issued in connection with the
  reinvestment of distributions          907,874      14,388,945      253,905       3,783,184
Redeemed                             (11,155,213)   (174,760,978)  (5,059,529)    (75,573,648)
                                     -----------   --------------  ------------  --------------
Net change                            18,592,991   $ 294,761,181   23,011,649    $348,381,646
                                     -----------   --------------  ------------  --------------
*Issued in exchange for portfolio securities contributed to the Fund in-kind by such shareholders on September 1, 2005. Contribution includes $18,222,555 of securities and
 $213,082 in receivables.

                                                INSTITUTIONAL HIGH INCOME FUND

                                     Year Ended September 30, 2005 Year Ended September 30, 2004
                                     ----------------------------  ----------------------------

                                        Shares         Amount        Shares         Amount
INSTITUTIONAL CLASS                  -----------   -------------   ----------    ------------
Issued from the sale of shares         3,042,553   $  23,344,866    2,969,710    $ 21,254,761
Issued in connection with the
  reinvestment of distributions          790,982       5,853,273      818,610       5,763,013
Redeemed                              (2,604,281)    (19,743,592)  (3,305,132)    (23,870,871)
                                     -----------   --------------  ------------  --------------
Net change                             1,229,254   $   9,454,547      483,188    $  3,146,903
                                     -----------   --------------  ------------  --------------

                                            INTERMEDIATE DURATION FIXED INCOME FUND

                                     Year Ended September 30, 2005 Year Ended September 30, 2004
                                     ----------------------------  ----------------------------

                                        Shares         Amount        Shares         Amount
INSTITUTIONAL CLASS                  -----------   -------------   ----------    ------------
Issued from the sale of shares         1,175,599   $  11,509,900      311,432    $  3,115,510
Issued in connection with the
  reinvestment of distributions          128,411       1,250,698      106,401       1,059,666
Redeemed                                (202,398)     (1,979,131)    (961,946)     (9,573,784)
                                     -----------   --------------  ------------  --------------
Net change                             1,101,612   $  10,781,467     (544,113)   $ (5,398,608)
                                     -----------   --------------  ------------  --------------

                                              INVESTMENT GRADE FIXED INCOME FUND

                                     Year Ended September 30, 2005 Year Ended September 30, 2004
                                     ----------------------------  ----------------------------

                                        Shares         Amount        Shares         Amount
INSTITUTIONAL CLASS                  -----------   -------------   ----------    ------------
Issued from the sale of shares         1,765,601   $  23,512,683    1,938,481    $ 26,097,555
Issued in connection with the
  reinvestment of distributions          978,295      13,091,992    1,002,824      13,326,409
Issued from subscriptions-in-kind*            --              --      372,856       5,000,000
Redeemed                              (1,762,704)    (23,270,344)    (868,554)    (11,653,963)
                                     -----------   --------------  ------------  --------------
Net change                               981,192   $  13,334,331    2,445,607    $ 32,770,001
                                     -----------   --------------  ------------  --------------
*Issued in exchange for portfolio securities contributed to the Fund in-kind by such shareholders on January 5, 2004. Contribution includes $4,039,173 of securities,
 $958,148 in cash and $2,679 in receivables.

                                          INFLATION PROTECTED SECURITIES FUND

                                     Year Ended September 30, 2005 Year Ended September 30, 2004
                                     ----------------------------  -----------------------------

                                      Shares          Amount        Shares          Amount
INSTITUTIONAL CLASS                  --------      -----------     --------      -----------
Issued from the sale of shares        459,666      $ 5,048,080       84,353      $   933,352
Issued in connection with
  the reinvestment of distributions    36,320          397,083       46,319          512,598
Redeemed                             (309,076)      (3,406,928)    (283,167)      (3,154,596)
                                     --------      --------------  ------------  --------------
Net change                            186,910      $ 2,038,235     (152,495)     $(1,708,646)
                                     --------      --------------  ------------  --------------

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Trustees of Loomis Sayles Funds I and Shareholders of Loomis Sayles Bond Fund, Loomis Sayles Fixed Income Fund, Loomis Sayles Global Bond Fund, Loomis Sayles Institutional High Income Fund, Loomis Sayles Intermediate Duration Fixed Income Fund, Loomis Sayles Investment Grade Fixed Income Fund, Loomis Sayles Inflation Protected Securities Fund (formerly Loomis Sayles U.S. Government Securities Fund):

In our opinion, the accompanying statements of assets and liabilities, including the portfolios of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Loomis Sayles Bond Fund, Loomis Sayles Fixed Income Fund, Loomis Sayles Global Bond Fund, Loomis Sayles Institutional High Income Fund, Loomis Sayles Intermediate Duration Fixed Income Fund, Loomis Sayles Investment Grade Fixed Income Fund, and Loomis Sayles Inflation Protected Securities Fund (formerly Loomis Sayles U.S. Government Securities Fund), each a series of Loomis Sayles Funds I (collectively, "the Funds"), at September 30, 2005, and the results of each of their operations, the changes in each of their net assets and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Funds' management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at September 30, 2005 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.


PricewaterhouseCoopers LLP
Boston, Massachusetts
November 23, 2005

2005 U.S. TAX DISTRIBUTION INFORMATION TO SHAREHOLDERS (UNAUDITED)

CORPORATE DIVIDENDS RECEIVED DEDUCTION. For the fiscal year ended September 30, 2005, a percentage of dividends distributed by the Funds listed below qualify for the dividends received deduction for corporate shareholders. These percentages are as follows:

FUND                               QUALIFYING PERCENTAGE
Bond Fund                                  1.94%
Fixed Income Fund                          2.04%
Institutional High Income Fund             3.85%
Investment Grade Fixed Income Fund         1.27%

CAPITAL GAINS DISTRIBUTIONS. Pursuant to Internal Revenue Section 852(b), the following Funds paid distributions, which have been designated as capital gains distributions for the fiscal year ended September 30, 2005.

FUND                                      AMOUNT
Global Bond Fund                        $2,052,098
Intermediate Duration Fixed Income Fund     64,438
Investment Grade Fixed Income Fund       3,486,246

QUALIFIED DIVIDEND INCOME. For the fiscal year ended September 30, 2005, the Funds below will designate up to the maximum amount allowable pursuant to the Internal Revenue Code, as qualified dividend income eligible for reduced tax rates. These lower rates range from 5% to 15% depending on an individual's tax bracket. If the funds pay a distribution during calendar year 2005, complete information will be reported in conjunction with Form 1099-DIV.

FUND
Bond Fund
Fixed Income Fund
Institutional High Income Fund
Investment Grade Fixed Income Fund

ADDITIONAL INFORMATION

SHAREHOLDER MEETINGS (UNAUDITED) At a special shareholders' meeting held on June 2, 2005, shareholders of Loomis Sayles Funds I, of which the Loomis Sayles Bond Fund, Loomis Sayles Fixed Income Fund, Loomis Sayles Global Bond Fund, Loomis Sayles Institutional High Income Fund, Loomis Sayles Intermediate Duration Fixed Income Fund and Loomis Sayles Investment Grade Fixed Income Fund are series, voted for the following proposals:

1. ELECTION OF TRUSTEES FOR LOOMIS SAYLES FUNDS I ("TRUST I")

                                          VOTES
                          VOTES FOR      WITHHELD      TOTAL VOTES
--------------------------------------------------------------------
Graham T. Allison, Jr. 347,025,779.284 4,735,065.448 351,760,844.732
Edward A. Benjamin     346,930,115.794 4,830,728.938 351,760,844.732
Daniel M. Cain         347,183,613.372 4,577,231.360 351,760,844.732
Paul G. Chenault       346,203,202.638 5,557,642.094 351,760,844.732
Kenneth J. Cowan       346,241,626.349 5,519,218.383 351,760,844.732
Richard Darman         347,067,297.262 4,693,547.470 351,760,844.732
Sandra O. Moose        347,038,363.631 4,722,481.101 351,760,844.732
John A. Shane          346,222,682.010 5,538,162.722 351,760,844.732
Charles D. Baker       347,063,088.707 4,697,756.025 351,760,844.732
Cynthia L. Walker      347,100,786.272 4,660,058.460 351,760,844.732
Robert J. Blanding     347,078,637.142 4,682,207.590 351,760,844.732
John T. Hailer         347,043,417.083 4,717,427.649 351,760,844.732

2. APPROVAL OF AN AMENDED AND RESTATED AGREEMENT AND DECLARATION OF TRUST FOR TRUST I

                                ABSTAINED       BROKER
   VOTED FOR    VOTED AGAINST     VOTES        NON-VOTES      TOTAL VOTES
---------------------------------------------------------------------------
215,088,492.394 3,939,453.029 6,414,873.936 142,944,516.000 368,387,335.359

With respect to this proposal, the meeting was adjourned to June 22, 2005 due to insufficient votes to pass the proposal. The proposal passed on June 22, 2005.

TRUSTEE AND OFFICER INFORMATION

The table below provides certain information regarding the Trustees and officers of Loomis Sayles Funds I (the "Trust"). Unless otherwise indicated, the address of all persons below is 399 Boylston Street, Boston, MA 02116. The Statements of Additional Information include additional information about the Trustees of the Trust and are available by calling Loomis Sayles at 800-343-2029.

                           POSITION(S)
                            HELD WITH
                        THE TRUST, LENGTH                                                 NUMBER OF PORTFOLIOS IN FUND
                        OF TIME SERVED AND           PRINCIPAL OCCUPATION(S)                COMPLEX OVERSEEN*** AND
NAME AND DATE OF BIRTH   TERM OF OFFICE*              DURING PAST 5 YEARS**                 OTHER DIRECTORSHIPS HELD
--------------------------------------------------------------------------------------------------------------------------

INDEPENDENT TRUSTEES
Graham T. Allison, Jr. Trustee, since 2003  Douglas Dillon Professor and Director of  38; Director, Taubman Centers,
(3/23/40)                Contract Review    the Belfer Center of Science and          Inc. (real estate investment trust);
                          and Governance    International Affairs, John F. Kennedy    Advisory Board Member, USEC
                         Committee Member   School of Government, Harvard             Inc. (energy supplier)
                                            University

Charles D. Baker       Trustee, since 2005  President and Chief Executive Officer,    38; None
(11/13/56)               Contract Review    Harvard Pilgrim Health Care (health plan)
                          and Governance
                         Committee Member

Edward A. Benjamin     Trustee, since 2002  Retired                                   38; Director, Coal, Energy
(5/30/38)                Contract Review                                              Investments & Management,
                          and Governance                                              LLC; Director, Precision Optics
                         Committee Member                                             Corporation (optics manufacturer)

Daniel M. Cain         Trustee, since 2003; President and Chief Executive Officer,    38; Trustee, Universal Health
(2/24/45)               Co-Chairman of the  Cain Brothers & Company, Incorporated     Realty Income Trust; Director,
                        Board, since 2004   (investment banking)                      Sheridan Healthcorp (physician
                         Chairman of the                                              practice management)
                         Audit Committee

Paul G. Chenault       Trustee, since 2002  Retired; Trustee, First Variable Life     38; Director, Mailco Office
(9/12/33)                Contract Review    (variable life insurance)                 Products, Inc. (mailing
                          and Governance                                              equipment)
                         Committee Member

Kenneth J. Cowan       Trustee, since 2003; Retired                                   38; None
(4/5/32)                Co-Chairman of the
                        Board, since 2004
                         Chairman of the
                         Contract Review
                          and Governance
                            Committee

Richard Darman         Trustee, since 2003  Partner, The Carlyle Group (investments); 38; Director and Chairman of the
(5/10/43)                Contract Review    formerly, Professor, John F. Kennedy      Board of Directors, AES
                          and Governance    School of Government, Harvard             Corporation (independent power
                         Committee Member   University                                company); Chairman of the
                                                                                      Smithsonian National Museum of
                                                                                      American History; Trustee,
                                                                                      Howard Hughes Medical Institute

                            POSITION(S)
                             HELD WITH
                         THE TRUST, LENGTH                                                  NUMBER OF PORTFOLIOS IN FUND
                         OF TIME SERVED AND            PRINCIPAL OCCUPATION(S)                COMPLEX OVERSEEN*** AND
NAME AND DATE OF BIRTH    TERM OF OFFICE*               DURING PAST 5 YEARS**                 OTHER DIRECTORSHIPS HELD
----------------------------------------------------------------------------------------------------------------------------
Sandra O. Moose          Trustee, since 2003  President, Strategic Advisory Services     38; Director, Verizon
(2/17/42)                  Audit Committee    (management consulting); formerly,         Communications; Director, Rohm
                               Member         Senior Vice President and Director, The    and Haas Company (specialty
                                              Boston Consulting Group, Inc.              chemicals); Director, AES
                                              (management consulting)                    Corporation

John A. Shane            Trustee, since 2003  President, Palmer Service Corporation      38; Director, Gensym Corporation
(2/22/33)                  Contract Review    (venture capital organization)             (software and technology services
                           and Governance                                                provider); Director, Abt Associates
                          Committee Member                                               Inc. (research and consulting firm)

Cynthia L. Walker        Trustee, since 2005  Dean for Finance and CFO (formerly,        38; None
(7/25/56)                  Audit Committee    Associate Dean for Finance & CFO),
                               Member         Harvard Medical School

INTERESTED TRUSTEES
Robert J. Blanding/1/    Trustee, since 2002  President, Chairman, Director and Chief    38; None
(4/14/47)                President and Chief  Executive Officer, Loomis, Sayles &
555 California Street   Executive Officer of  Company, L.P.;
San Francisco, CA 94104     Loomis Sayles
                               Funds I

John T. Hailer/2/        Trustee, since 2003  President and Chief Executive Officer,     38; None
(11/23/60)                 Executive Vice     IXIS Asset Management Distributors,
                         President of Loomis  L.P.; President and Chief Executive
                        Sayles Funds I, since Officer, IXIS Advisor Funds
                                2003

OFFICERS
Coleen Downs Dinneen    Secretary, Clerk and  Senior Vice President, General Counsel,    Not Applicable
(12/16/60)              Chief Legal Officer,  Secretary and Clerk (formerly, Deputy
                             since 2004       General Counsel, Assistant Secretary and
                                              Assistant Clerk) IXIS Asset Management
                                              Distribution Corporation, IXIS Asset
                                              Management Distributors, L.P. and IXIS
                                              Asset Management Advisors, L.P.

Michael C. Kardok       Treasurer, Principal  Senior Vice President, IXIS Asset          Not Applicable
(7/17/59)                   Financial and     Management Advisors, L.P. and IXIS
                         Accounting Officer,  Asset Management Distributors, L.P.;
                             since 2004       formerly, Senior Director, PFPC Inc.

Max J. Mahoney               Anti-Money       Senior Vice President, Deputy General      Not Applicable
(5/1/62)                 Laundering Officer   Counsel, Assistant Secretary and Assistant
                            and Assistant     Clerk, IXIS Asset Management
                          Secretary, since    Distribution Corporation, IXIS Asset
                                2005          Management Distributors, L.P. and IXIS
                                              Asset Management Advisors, L.P.; Chief
                                              Compliance Officer, IXIS Asset
                                              Management Advisors, L.P.; formerly,
                                              Senior Counsel, MetLife, Inc.; formerly,
                                              Associate Counsel, LPL Financial Services,
                                              Inc.

                          POSITION(S)
                           HELD WITH
                       THE TRUST, LENGTH                                              NUMBER OF PORTFOLIOS IN FUND
                       OF TIME SERVED AND           PRINCIPAL OCCUPATION(S)             COMPLEX OVERSEEN*** AND
NAME AND DATE OF BIRTH  TERM OF OFFICE*              DURING PAST 5 YEARS**              OTHER DIRECTORSHIPS HELD
------------------------------------------------------------------------------------------------------------------
 John E. Pelletier       Chief Operating   Executive Vice President and Chief                Not Applicable
 (6/24/64)             Officer, since 2004 Operating Officer (formerly, General
                                           Counsel, Secretary and Clerk), IXIS Asset
                                           Management Distributors, L.P. and IXIS
                                           Asset Management Advisors, L.P.;
                                           Executive Vice President (formerly, Senior
                                           Vice President, General Counsel, Secretary
                                           and Clerk), IXIS Asset Management
                                           Distribution Corporation; formerly,
                                           Director IXIS Asset Management Services
                                           Company

 Daniel J. Fuss          Executive Vice    Vice Chairman and Director, Loomis,               Not Applicable
 (9/27/33)              President, since   Sayles & Company, L.P.; Prior to 2002,
 One Financial Center         2003         President and Trustee of Loomis Sayles
 Boston, MA 02111                          Funds II

 Kristin Vigneaux       Chief Compliance   Chief Compliance Officer for Mutual               Not Applicable
 (9/25/69)             Officer, since 2004 Funds, IXIS Asset Management
                                           Distributors, L.P. and IXIS Asset
                                           Management Advisors, L.P.; formerly,
                                           Vice President, IXIS Asset Management
                                           Services Company

* The year provided is the earliest year during which a Trustee was elected or appointed to the Trust. All Trustees serve until retirement, resignation or removal from the Board. The current retirement age is 72, but was suspended for the calendar year 2006. At a meeting held on August 26, 2005, the Trustees voted to lift the suspension of the retirement policy but to designate 2006 as a transition period so that any Trustees who are currently 72 or older or who reach age 72 during the remainder of 2005 or in 2006 will not be required to retire until the end of calendar year 2006.
** Each person listed above, except as noted, holds the same position(s) with the IXIS Advisor and Loomis Sayles Trusts. Previous positions during the past five years with IXIS Asset Management Distributors, L.P. (the "Distributor"), IXIS Asset Management Advisors, L.P. ("IXIS Advisors"), IXIS Asset Management Services Company ("IXIS Services") or Loomis, Sayles & Company, L.P. ("Loomis Sayles") are omitted if not materially different from a trustee's or officer's current position with such entity.
***The Trustees of the Trusts serve as Trustees of a fund complex that includes all series of IXIS Advisor Funds Trust I, IXIS Advisor Funds Trust II, IXIS Advisor Funds Trust III, IXIS Advisor Funds Trust IV, IXIS Advisor Cash Management Trust, AEW Real Estate Income Fund, Loomis Sayles Funds I and Loomis Sayles Funds II.
1 Mr. Blanding is deemed an "interested person" of the Trust because he holds the following positions with affiliated persons of the Trust: President, Chairman, Director and Chief Executive Officer of Loomis, Sayles & Company, L.P.
2 Mr. Hailer is deemed an "interested person" of the Trust because he holds the following positions with affiliated persons of the Trust: Director and Executive Vice President of IXIS Asset Management Distribution Corporation, President and Chief Executive Officer of IXIS Asset Management Advisors, L.P.

[LOGO] LS LOOMIS SAYLES FUNDS

         Loomis Sayles High Income Opportunities Fund


                    TABLE OF CONTENTS

                    Fund and Manager Review              1

                    Portfolio of Investments             6

                    Statement of Assets and Liabilities 12

                    Statement of Operations             13

                    Statement of Changes in Net Assets  14

                    Financial Highlights                15

                    Notes to Financial Statements       17

         ANNUAL REPORT
         SEPTEMBER 30, 2005

FUND AND MANAGER REVIEW

LOOMIS SAYLES HIGH INCOME OPPORTUNITIES FUND

[PHOTO]


                                 MATTHEW EAGAN
                           Manager Since April 2004

[PHOTO]

Kathleen Gaffney
                               KATHLEEN GAFFNEY
                           Manager Since April 2004

[PHOTO]

Daniel Fuss
                                   DAN FUSS
                           Manager Since April 2004

[PHOTO]


                                 ELAINE STOKES
                           Manager Since April 2004

 KEY FUND FACTS
 SYMBOL | LSIOX
 OBJECTIVE | High current income. Capital appreciation is the Fund's secondary objective.
 STRATEGY | Invests substantially all of its assets, and may invest up to 100% of its assets, in high income securities. High income securities are fixed-income securities that Loomis Sayles believes have the potential to generate relatively high levels of current income.
 FUND INCEPTION DATE | 4/01/04
 COMMENCEMENT OF OPERATIONS OF CLASS | Institutional: 4/13/04
 EXPENSE RATIO | 0.00%*
 TOTAL NET ASSETS | $13.1 million
*All fees are paid by investors indirectly through separately negotiated advisory relationships with the Fund's Advisor or through "wrap fee" programs sponsored by broker dealers and investment advisers that may be affiliated or unaffiliated with the Fund, Loomis Sayles or IXIS Asset Management Advisors, L.P.


PORTFOLIO REVIEW
Favorable security selection helped the Fund outperform its benchmark, the Lehman High Yield Index, for the fiscal year ended September 30, 2005.

The Fund was primarily invested in the US high yield market, with allocations also to convertible securities, US investment grade credits, and US dollar-denominated international and emerging market securities. The Fund's US high yield component was the largest contributor to performance, followed by emerging market securities denominated in US dollars, which advanced on strong demand. The Fund's exposure to convertibles and US investment grade debt detracted slightly from results.

We continued to overweight the Fund in the BB-rated quality sector and underweight the portfolio in the B- and CCC-rated segments. In addition, we overweighted emerging market debt (US dollar-denominated securities only) and convertible securities.

In terms of industries, technology was the largest contributor to Fund performance, driven by strong security selections throughout the industry. The environmental sector was the worst-performing, as the Fund's only holding, Allied Waste, suffered from operational pressures caused, in part, by increased fuel prices and maintenance costs for its fleet. We sold Allied Waste.

In terms of individual holdings, the Fund's US-dollar-denominated position in the Republic of Brazil was the greatest contributor to performance, as strong demand for emerging market securities boosted performance. On the down side, the Fund's holding in Calpine Corp. was the largest detractor from performance, as the company's earnings continued to disappoint investors.

OUTLOOK

Unless the economy takes a turn for the worse, the high yield market appears range bound for the near term. Credit-quality trends remain supportive, with an equal number of downgrades, and upgrades, and default rates well below long-term averages.

The supply of new bonds remains constrained, with just $79 billion issued year-to-date, compared to $114 billion at this time last year. Demand for yield remains robust, drawing investors to the sector despite its relatively modest returns. Although we readily admit that "high yield" is not as high as it used to be--with BB- and B-rated securities yielding only 7.0% to 7.5% on average--we still find the sector attractive, given our positive view of the economy. Nevertheless, we believe a tactical approach is warranted, adjusting exposure according to whether the market is at the top or bottom of its current spread range. As usual with the high yield sector, patience and careful issuer selection remain critical.

 AVERAGE ANNUAL TOTAL RETURNS
 PERIODS ENDED SEPTEMBER 30, 2005

                                                     SINCE
                              1 YEAR              INCEPTION(a)
                              --------------------------------------------

                              LOOMIS SAYLES HIGH INCOME OPPORTUNITIES FUND
                               9.45%                 10.58%
                              --------------------------------------------

                              LIPPER HIGH CURRENT YIELD FUNDS INDEX(b)
                               6.85                   6.91
                              --------------------------------------------

                              LEHMAN HIGH YIELD INDEX(b)
                               6.71                   7.08
                              --------------------------------------------


CUMULATIVE PERFORMANCE

 INCEPTION TO SEPTEMBER 30, 2005


                                     [CHART]

                    Loomis Sayles          Lipper High
                     High Income          Current Yield        Lehman High
                 Opportunities Fund     Funds Index/a//b/     Yield Index/a//b/
                 ------------------     -----------------     -----------------
  4/13/2004           $10,000               $10,000              $10,000
  4/30/2004             9,850                 9,977                9,932
  5/31/2004             9,681                 9,823                9,764
  6/30/2004             9,901                 9,961                9,904
  7/31/2004            10,071                10,040               10,038
  8/31/2004            10,389                10,204               10,235
  9/30/2004            10,590                10,345               10,384
 10/31/2004            10,852                10,529               10,572
 11/30/2004            10,992                10,679               10,699
 12/31/2004            11,273                10,840               10,858
  1/31/2005            11,305                10,813               10,844
  2/28/2005            11,580                10,979               11,004
  3/31/2005            11,107                10,687               10,684
  4/30/2005            10,942                10,562               10,580
  5/31/2005            11,206                10,732               10,768
  6/30/2005            11,461                10,904               10,979
  7/31/2005            11,640                11,074               11,171
  8/31/2005            11,685                11,126               11,192
  9/30/2005            11,591                11,054               11,080

Data quoted reflects past performance and cannot guarantee future results. Total returns assume reinvestment of dividends and capital gains distributions. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. For performance current to the most recent month-end, please visit the Loomis Sayles website. Current performance may be higher or lower than quoted.

Returns do not reflect the taxes that a shareholder would pay on fund distributions or the redemption of shares. Periods of less than one year are not annualized. Index performance data is not available coincident with the Fund's inception date.

(a) Since Index performance data is not available coincident with the Fund's inception date, the beginning value of the Index is the value as of the month-end closest to the Fund's inception date. (b) See page 3 for a description of the Indices.

WHAT YOU SHOULD KNOW

High-yield securities are subject to a high degree of market and credit risk. The secondary market for these securities may lack liquidity, which may adversely affect the value of the Fund. Securities issued by U.S. government agencies are not issued by, and may not be guaranteed by the U.S. government.

ADDITIONAL INFORMATION

INDEX DEFINITIONS
Lipper High Current Yield Funds Index is an equally weighted, unmanaged index of typically the 30 largest mutual funds within the high current yield funds investment objective.
Source: Lipper, Inc.

Lehman High Yield Index is a market-weighted, unmanaged index of fixed-rate, non-investment grade debt.
Returns are adjusted for the reinvestment of capital gains distributions and income dividends. Indexes are unmanaged and do not have expenses that affect results, unlike most mutual funds. It is not possible to invest directly in an index.

PROXY VOTING INFORMATION
A description of the Fund's proxy voting policies and procedures is available without charge, upon request, (i) by calling Loomis Sayles at 800-633-3330;
(ii) on the Fund's website, www.loomissayles.com, and (iii) on the SEC's website at www.sec.gov. Information about how the Fund voted proxies relating to portfolio securities during the 12 months ended June 30, 2005 is available on (i) the Fund's website and (ii) the SEC's website.

QUARTERLY PORTFOLIO SCHEDULES
The Fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund's Form N-Q is available on the SEC's website at www.sec.gov and may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling
1-800-SEC-0330.

UNDERSTANDING YOUR FUND'S EXPENSES

Typically, mutual fund shareholders incur two types of costs: (1) transaction costs, including sales charges (loads) on purchases, redemption fees and certain exchange fees; and (2) ongoing costs, including management fees, distribution fees (12b-1 fees), and other fund expenses. However, the Fund is unlike other mutual funds; it does not charge any fees or expenses.

You should be aware that shares in the Fund are available only to institutional investment advisory clients of Loomis, Sayles & Company, L.P. and IXIS Asset Management Advisors, L.P. ("IXIS Advisors") and to participants in "wrap-fee" programs sponsored by broker dealers and investment advisers that may be affiliated or unaffiliated with the Fund, Loomis Sayles or IXIS Advisors. The institutional investment advisory clients of Loomis Sayles and IXIS Advisors pay Loomis Sayles or IXIS Advisors a fee for their investment advisory services, while participants in "wrap fee" programs pay a "wrap" fee to the program's sponsor. The "wrap fee" program sponsors, in turn, pay a fee to IXIS Advisors. "Wrap fee" program participants should read carefully the wrap fee brochure provided to them by their program's sponsor and the fees paid by such sponsor to IXIS Advisors. Shareholders pay no additional fees or expenses to purchase shares of the Fund. However, shareholders will indirectly pay a proportionate share of those costs, such as brokerage commissions, taxes and extraordinary expenses, that are borne by the Fund through a reduction in its net asset value.

The first line in the table below shows the actual amount of Fund expenses ($0) you would have paid on a $1,000 investment in the Fund from April 1, 2005 through September 30, 2005. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual Fund returns and expenses.

The second line in the table provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio (0%) and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid on your investment for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

LOOMIS SAYLES HIGH INCOME OPPORTUNITIES FUND

                                                  Beginning           Ending           Expenses Paid
                                                Account Value      Account Value       During Period
Institutional Class                                4/1/05             9/30/05         4/1/05 - 9/30/05
-------------------                             -------------      -------------      ----------------
Actual                                            $1,000.00          $1,043.70             $0.00
Hypothetical (5% return before expenses)          $1,000.00          $1,025.07             $0.00
*Expenses are equal to the Fund's annualized expense ratio of 0.00% for the Institutional Class, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the half-year period).

BOARD APPROVAL OF THE EXISTING ADVISORY AGREEMENT

The Board of Trustees, including the Independent Trustees, considers matters bearing on the Fund's advisory agreement (the "Agreement") at most of its meetings throughout the year. Once a year, usually in the spring, the Contract Review and Governance Committee of the Board meets to review the Agreement to determine whether to recommend that the full Board approve the continuation of the Agreement for an additional one-year period. After the Committee has made its recommendation, the full Board, including the Independent Trustees, determines whether to approve the continuation of the Agreement.

In connection with these meetings, the Trustees receive materials that the Fund's investment adviser believes to be reasonably necessary for the Trustees to evaluate the Agreement. These materials generally include, among other items, (i) information on the investment performance of the Fund and the performance of peer groups of funds and the Fund's performance benchmarks,
(ii) information on the Fund's advisory fee and other expenses, including information comparing the Fund's expenses to those of a peer group of funds and information about any applicable expense caps and fee "breakpoints,"
(iii) sales and redemption data in respect of the Fund, (iv) information about the profitability of the Agreement to the Fund's adviser (the "Adviser"), and
(v) information obtained through the completion of a questionnaire by the Adviser (the Trustees are consulted as to the information requested through that questionnaire). The Board of Trustees, including the Independent Trustees, may also consider other material facts such as (i) the Adviser's financial results and financial condition, (ii) the Fund's investment objective and strategies and the size, education and experience of the Adviser's investment staff and their use of technology, external research and trading cost measurement tools, (iii) arrangements in respect of the distribution of the Fund's shares, (iv) the procedures employed to determine the value of the Fund's assets, (v) the allocation of the Fund's brokerage, if any, including allocations to brokers affiliated with the Adviser and the use of "soft" commission dollars to pay Fund expenses and to pay for research and other similar services, (vi) the resources devoted to, and the record of compliance with, the Fund's investment policies and restrictions, policies on personal securities transactions and other compliance policies, and (vii) the general economic outlook with particular emphasis on the mutual fund industry. Throughout the process, the Trustees are afforded the opportunity to ask questions of and request additional materials from the Adviser and its affiliates.

The Board of Trustees most recently approved the continuation of the Agreement at their meeting held in May 2005. In considering whether to approve the continuation of the Agreement, the Board of Trustees, including the Independent Trustees, did not identify any single factor as determinative. Matters considered by the Trustees, including the Independent Trustees, in connection with their approval of the Agreement included the following:

The nature, extent and quality of the services provided to the Fund under the Agreement. The Trustees considered the nature, extent and quality of the services provided by the Adviser and its affiliates to the Fund and the resources dedicated to the Fund by the Adviser and its affiliates. The Trustees considered not only the advisory services provided by the Adviser but also the services provided by the Adviser's affiliates to the Fund, including the monitoring and board reporting services provided. The Trustees also considered the benefits to shareholders of investing in a mutual fund that is part of a family of funds offering a variety of investment disciplines and providing for a variety of fund and shareholder services. After reviewing these and related factors, the Trustees concluded, within the context of their overall conclusions regarding the Agreement, that the nature, extent and quality of services provided supported the renewal of the Agreement.

Investment performance of the Fund and the Adviser. As noted above, the Trustees received information about the performance of the Fund over various time periods, including information which compared the performance of the Fund to the performance of peer groups of funds and the Fund's performance benchmark. In addition, the Trustees also reviewed data prepared by an independent third party which analyzed the performance of the Fund using a variety of performance metrics, including metrics which also measured the performance of the Fund on a risk adjusted basis. The Trustees also noted that because the Fund was recently formed performance comparisons were unavailable or related to a time period that was too short for a comparison to be as meaningful as comparisons for funds with longer operating histories.

After reviewing the information, the Board concluded that the Fund's performance supported the renewal of the Agreement. The Trustees also considered the Adviser's performance and reputation generally, the performance of the fund family generally, and the historical responsiveness of the Adviser and its affiliates to Trustee concerns about performance and the willingness of the Adviser to take steps intended to improve performance.

After reviewing these and related factors, the Trustees concluded, within the context of their overall conclusions regarding the Agreement, that the performance of the Fund and the Adviser supported the renewal of the Agreement.

The costs of the services to be provided and profits to be realized by the Adviser and its affiliates from their respective relationships with the Fund. Under the terms of the management agreement, the Adviser does not charge the Fund an investment advisory fee or any other fee for services or for bearing expenses. Although the Fund does not compensate the Adviser directly for services under the advisory agreement, the Adviser will typically receive an advisory fee from the sponsors of "wrap programs," who in turn charge the programs' participants. The Trustees considered that Loomis Sayles received fees from sponsors for advisory services. The Trustees also considered, among other things, management's representations about the differences between managing mutual funds as compared to other types of accounts, including the additional resources required to effectively manage mutual fund assets. In evaluating the advisory fee, the Trustees also took into account the demands, complexity and quality of the investment management of the Fund.

The Trustees reviewed information provided by management as to the profitability of the Adviser's and its affiliates' relationships with the Fund, and information about the allocation of expenses used to calculate profitability. Because the Fund was recently formed, specific profitability information for the Fund was not available. When reviewing profitability, the Trustees also considered information about court cases in which adviser profitability was an issue in whole or in part, the performance of the Fund and the expense levels of the Fund.

After reviewing these and related factors, the Trustees concluded, within the context of their overall conclusions regarding the Agreement, that the advisory fee of 0% was fair and reasonable, and that the costs of these services generally and the related profitability of the Adviser and its affiliates in respect of their relationships with the Fund supported the renewal of the Agreement.

Economies of Scale. The Trustees noted that because Loomis Sayles bears most of the Fund's expenses, economics of scale were not relevant for this Fund.

The Trustees also considered other factors, which included but were not limited to the following:

.. whether the Fund has operated in accordance with its investment objective and the Fund's record of compliance with its investment restrictions, and the compliance programs of the Fund and the Adviser. They also considered the compliance related resources the Adviser and its affiliates were providing to the Fund.

.. the nature, quality, cost and extent of administrative and shareholder services performed by the Adviser and its affiliates, both under the Agreement and under separate agreements covering transfer agency and administrative services.

.. so-called "fallout benefits" to the Adviser and its affiliates, such as the engagement of affiliates of the Adviser to provide distribution, brokerage and transfer agency services to the Fund, and the benefits of research made available to the Adviser by reason of brokerage commissions generated by the Fund's securities transactions. The Trustees considered the possible conflicts of interest associated with these fallout and other benefits, and the reporting, disclosure and other processes in place to disclose and monitor such possible conflicts of interest.

.. that Loomis Sayles does not charge the Fund an investment advisory fee and bears most of the costs of the Fund.

.. that investors will indirectly pay a proportionate share of the costs, such as brokerage commissions, taxes and extraordinary expenses that are borne by the Fund through a reduction in net asset value.

Based on their evaluation of all factors that they deemed to be material, including those factors described above, and assisted by the advice of independent counsel, the Trustees, including the Independent Trustees, concluded that the existing advisory agreement should be continued through June 30, 2006.

PORTFOLIO OF INVESTMENTS - AS OF SEPTEMBER 30, 2005

LOOMIS SAYLES HIGH INCOME OPPORTUNITIES FUND

                                                                PRINCIPAL AMOUNT VALUE (a)
------------------------------------------------------------------------------------------

BONDS AND NOTES - 89.8% OF TOTAL NET ASSETS

NON-CONVERTIBLE BONDS - 86.9%

AIRLINES - 3.0%
American Airlines, Inc., Series 93A6, 8.040%, 9/16/2011                $ 163,098  $144,523
Continental Airlines, Inc., Series 1997-4B, 6.900%, 1/02/2017            116,594    99,729
Continental Airlines, Inc., Series 1991-1A, 6.545%, 2/02/2019             53,499    52,457
Continental Airlines, Inc., Series 2000-2, 8.307%, 10/02/2019             17,241    15,227
Continental Airlines, Inc., Series 2001-1B, 7.373%,
 12/15/2015                                                               73,119    63,881
Northwest Airlines Corp., Series 992 B, 7.950%, 3/01/2015(f)              25,886    19,715
                                                                                 ---------
                                                                                   395,532
                                                                                 ---------

AUTOMOTIVE - 6.9%
Cummins Engine Co., Inc., 7.125%, 3/01/2028                              150,000   152,250
Dana Corp., 5.850%, 1/15/2015                                             35,000    27,453
Dana Corp., 7.000%, 3/15/2028                                             45,000    34,231
Dana Corp., 7.000%, 3/01/2029                                             65,000    49,499
Delphi Automotive Systems Corp., 6.550%, 6/15/2006(g)                     35,000    25,725
Delphi Automotive Systems Corp., 7.125%, 5/01/2029(g)                    130,000    83,200
Ford Motor Co., 6.375%, 2/01/2029                                         35,000    25,113
Ford Motor Co., 6.625%, 10/01/2028                                        40,000    28,900
General Motors Acceptance Corp., 4.670%, 3/20/2007                       185,000   181,118
General Motors Acceptance Corp., 6.750%, 12/01/2014                       35,000    30,625
Goodyear Tire & Rubber Co., 7.000%, 3/15/2028                             30,000    24,300
Hertz Corp., 6.350%, 6/15/2010                                            35,000    33,097
Hertz Corp., 6.900%, 8/15/2014                                            45,000    41,679
Hertz Corp., 7.625%, 6/01/2012                                            10,000     9,601
Lear Corp., 5.750%, 8/01/2014                                            130,000   108,550
Navistar International Corp., 7.500%, 6/15/2011                           40,000    40,400
Tenneco Automotive, Inc., 8.625%, 11/15/2014                              10,000    10,075
                                                                                 ---------
                                                                                   905,816
                                                                                 ---------

BUILDING MATERIALS - 0.6%
Texas Industries, Inc., 7.250%, 7/15/2013, 144A                           70,000    72,800
                                                                                 ---------

CHEMICALS - 3.9%
Borden, Inc., 7.875%, 2/15/2023                                           65,000    52,000
Borden, Inc., 8.375%, 4/15/2016                                          175,000   162,750
Hercules, Inc., 6.500%, 6/30/2029                                         30,000    23,475
IMC Global, Inc., 7.300%, 1/15/2028                                       50,000    51,375
INVISTA, 9.250%, 5/01/2012, 144A                                          20,000    21,750
Methanex Corp., 6.000%, 8/15/2015                                        100,000    97,611
Nalco Finance Holdings LLC, Zero Coupon Bond
 (step to 9.00% on 2/01/09), 2/01/2014(c)                                 43,000    31,713
Polyone Corp., 8.875%, 5/01/2012                                          80,000    75,900
                                                                                 ---------
                                                                                   516,574
                                                                                 ---------

CONSTRUCTION MACHINERY - 1.5%
Case Credit Corp., 6.750%, 10/21/2007                                    100,000   101,000
Great Lakes Dredge & Dock Corp., 7.750%, 12/15/2013                       35,000    32,113
United Rentals North America, Inc., 7.000%, 2/15/2014                     75,000    69,562
                                                                                 ---------
                                                                                   202,675
                                                                                 ---------

PORTFOLIO OF INVESTMENTS - AS OF SEPTEMBER 30, 2005

                                                       PRINCIPAL AMOUNT  VALUE (a)
----------------------------------------------------------------------------------

BONDS AND NOTES - CONTINUED

CONSUMER CYCLICAL SERVICES - 0.9%
Alderwoods Group, Inc., 7.750%, 9/15/2012                     $  25,000 $   26,250
Service Corp. International, 7.000%, 6/15/2017, 144A             85,000     85,850
                                                                        ----------
                                                                           112,100
                                                                        ----------

CONSUMER NON-CYCLICAL SERVICES - 0.2%
Jostens IH Corp., 7.625%, 10/01/2012                             25,000     25,250
                                                                        ----------

CONSUMER PRODUCTS - 1.0%
Spectrum Brands Inc., 7.375%, 2/01/2015                         140,000    126,000
                                                                        ----------

ELECTRIC - 9.0%
AES Corp., 7.750%, 3/01/2014                                    160,000    169,600
AES Corp., 8.875%, 11/01/2027                                   120,000    130,800
Allegheny Energy Supply Co. LLC, 7.800%, 3/15/2011               40,000     43,800
Calpine Corp., 7.750%, 4/15/2009                                 28,000     14,560
Calpine Corp., 8.500%, 7/15/2010, 144A                           50,000     35,750
Calpine Corp., 8.500%, 2/15/2011                                162,000     85,860
Edison Mission Energy, 7.730%, 6/15/2009                        210,000    221,550
Empresa Nacional de Electricidad SA (Endesa-Chile),
 7.875%, 2/01/2027                                               45,000     48,437
Enersis SA, 7.375%, 1/15/2014                                    50,000     52,832
Enersis SA, 7.400%, 12/01/2016                                  175,000    186,508
NGC Corp. Capital Trust, 8.316%, 6/01/2027                       65,000     58,337
TECO Energy, Inc., 7.200%, 5/01/2011                            125,000    132,500
                                                                        ----------
                                                                         1,180,534
                                                                        ----------

FOOD - 0.2%
Friendly Ice Cream Corp., 8.375%, 6/15/2012                      25,000     23,625
                                                                        ----------

HEALTHCARE - 1.7%
Amerisourcebergen Corp., 5.625%, 9/15/2012, 144A                 25,000     24,625
Amerisourcebergen Corp., 5.875%, 9/15/2015, 144A                 20,000     19,750
HCA, Inc., 7.580%, 9/15/2025                                     50,000     49,546
HCA, Inc., 7.050%, 12/01/2027                                   135,000    127,509
                                                                        ----------
                                                                           221,430
                                                                        ----------

HOME CONSTRUCTION - 2.2%
Desarrolladora Homex SA, 7.500%, 9/28/2015, 144A                 95,000     95,000
Hovnanian K Enterprises, Inc., 6.375%, 12/15/2014                90,000     85,590
Hovnanian K Enterprises, Inc., 6.500%, 1/15/2014                115,000    110,665
                                                                        ----------
                                                                           291,255
                                                                        ----------

INDEPENDENT/ENERGY - 3.9%
Astoria Depositor Corp., 8.144%, 5/01/2021, 144A                150,000    149,047
Chesapeake Energy Corp., 6.500%, 8/15/2017, 144A                 55,000     55,963
Chesapeake Energy Corp., 6.875%, 1/15/2016                      145,000    148,625
Pogo Producing Co., 6.875%, 10/01/2017, 144A                    130,000    131,787
Swift Energy Co., 7.625%, 7/15/2011                              20,000     20,600
                                                                        ----------
                                                                           506,022
                                                                        ----------

                                                          PRINCIPAL AMOUNT VALUE (a)
------------------------------------------------------------------------------------

BONDS AND NOTES - CONTINUED

INTEGRATED/ENERGY - 1.2%
Cerro Negro Finance Ltd., 7.900%, 12/01/2020, 144A               $  70,000  $ 66,675
Petrozuata Finance, Inc., 8.220%, 4/01/2017, 144A                   95,000    90,725
                                                                           ---------
                                                                             157,400
                                                                           ---------

LODGING - 0.3%
La Quinta Properties, Inc., 7.000%, 8/15/2012                       35,000    35,963
                                                                           ---------

MEDIA CABLE - 2.3%
CSC Holdings, Inc., 6.750%, 4/15/2012, 144A                        215,000   203,175
PanAmSat Corp., 6.875%, 1/15/2028                                   25,000    22,875
Rogers Cable, Inc., 5.500%, 3/15/2014                               75,000    69,187
                                                                           ---------
                                                                             295,237
                                                                           ---------

MEDIA NONCABLE - 0.2%
Dex Media, Inc., 8.000%, 11/15/2013                                 30,000    30,825
                                                                           ---------

METALS & MINING - 4.2%
AK Steel Corp., 7.750%, 6/15/2012                                  150,000   138,375
Glencore Funding LLC, 6.000%, 4/15/2014, 144A                      155,000   146,834
International Steel Group, Inc., 6.500%, 4/15/2014                  75,000    74,250
Vale Overseas Ltd., 8.250%, 1/17/2034                              175,000   197,312
                                                                           ---------
                                                                             556,771
                                                                           ---------

OIL FIELD SERVICES - 2.7%
Chart Industries, Inc., 9.125%, 10/15/2015, 144A                   130,000   130,000
Grant Prideco, Inc., 6.125%, 8/15/2015, 144A                        50,000    50,500
North America Energy Partners, Inc., 8.750%, 12/01/2011             35,000    33,250
Pecom Energia SA, 8.125%, 7/15/2010, 144A                           40,000    42,800
Pride International, Inc., 7.375%, 7/15/2014                        85,000    92,331
                                                                           ---------
                                                                             348,881
                                                                           ---------

PACKAGING - 1.2%
Owens-Illinois, Inc., 7.500%, 5/15/2010                             80,000    81,200
Owens-Illinois, Inc., 7.800%, 5/15/2018                             55,000    55,275
Solo Cup Co., 8.500%, 2/15/2014                                     20,000    17,700
                                                                           ---------
                                                                             154,175
                                                                           ---------

PAPER - 4.8%
Abitibi-Consolidated, Inc., 6.000%, 6/20/2013                       75,000    65,812
Abitibi-Consolidated, Inc., 7.500%, 4/01/2028                      220,000   185,900
Boise Cascade LLC, 6.47%, 10/15/2012(d)                             20,000    19,950
Bowater, Inc., 6.500%, 6/15/2013                                   155,000   144,538
Georgia-Pacific Group, 7.375%, 12/01/2025                          210,000   218,400
                                                                           ---------
                                                                             634,600
                                                                           ---------

PHARMACEUTICALS - 0.7%
Elan Financial Plc, 7.750%, 11/15/2011, 144A                       110,000    96,800
                                                                           ---------

PIPELINES - 5.0%
Coastal Corp., 6.375%, 2/01/2009                                   190,000   185,250
Coastal Corp., 6.500%, 6/01/2008                                    50,000    49,250

PORTFOLIO OF INVESTMENTS - AS OF SEPTEMBER 30, 2005

                                                        PRINCIPAL AMOUNT  VALUE (a)
-----------------------------------------------------------------------------------

BONDS AND NOTES - CONTINUED

PIPELINES - CONTINUED
Coastal Corp., 6.950%, 6/01/2028                               $  95,000 $   85,500
Williams Cos., Inc., 7.500%, 1/15/2031                           235,000    249,687
Williams Cos., Inc., 7.750%, 6/15/2031                            85,000     92,013
                                                                         ----------
                                                                            661,700
                                                                         ----------

REAL ESTATE INVESTMENT TRUSTS - 1.7%
Host Marriott LP, Series 0, 6.375%, 3/15/2015                     50,000     48,500
Host Marriott LP, Series M, 7.000%, 8/15/2012                    175,000    177,406
                                                                         ----------
                                                                            225,906
                                                                         ----------

RETAILERS - 2.1%
Dillard's, Inc., 6.625%, 1/15/2018                               155,000    144,150
Dillard's, Inc., 7.130%, 8/01/2018                                25,000     23,750
GSC Holdings Corp., 8.000%, 10/01/2012, 144A                      65,000     64,675
Rite Aid Corp., 6.875%, 12/15/2028                                50,000     37,500
                                                                         ----------
                                                                            270,075
                                                                         ----------

SOVEREIGNS - 2.1%
Republic of Brazil, 8.250%, 1/20/2034                            165,000    165,825
Republic of Colombia, 8.125%, 5/21/2024                          100,000    107,250
                                                                         ----------
                                                                            273,075
                                                                         ----------

SUPERMARKETS - 1.0%
Albertson's, Inc., 6.625%, 6/01/2028                              20,000     15,969
Albertson's, Inc., 7.450%, 8/01/2029                              80,000     69,009
Albertson's, Inc., 8.000%, 5/01/2031                              10,000      9,106
Couche-Tard US/Finance, 7.500%, 12/15/2013                        40,000     41,200
                                                                         ----------
                                                                            135,284
                                                                         ----------

TECHNOLOGY - 10.6%
Amkor Technology, Inc., 7.750%, 5/15/2013                         40,000     34,200
Amkor Technology, Inc., 10.500%, 5/01/2009                        25,000     21,250
Corning, Inc., 5.900%, 3/15/2014                                 305,000    309,439
Hynix Semiconductor, Inc., 9.875%, 7/01/2012, 144A                50,000     55,500
Lucent Technologies, Inc., 6.450%, 3/15/2029                     385,000    336,875
Nortel Networks Corp., 6.875%, 9/01/2023                         100,000     93,000
Northern Telecom Capital Corp., 7.875%, 6/15/2026                160,000    156,800
Sanmina-Sci Corp., 6.750%, 3/01/2013                              40,000     38,000
Unisys Corp., 6.875%, 3/15/2010                                   35,000     33,775
Unisys Corp., 8.000%, 10/15/2012                                  25,000     24,563
Xerox Capital Trust I, 8.000%, 2/01/2027                         280,000    290,500
                                                                         ----------
                                                                          1,393,902
                                                                         ----------

TRANSPORTATION SERVICES - 3.3%
American President Cos. Ltd., 8.000%, 1/15/2024                   25,000     25,656
Atlas Air Worldwide Holdings, Inc., 7.200%, 1/02/2019             19,606     19,484
Atlas Air, Inc., Series A, 7.380%, 1/02/2018                      40,012     39,838
Atlas Air, Inc., Series B, 7.680%, 1/02/2014(f)                   34,292     28,944
Bombardier, Inc., 7.450%, 5/01/2034, 144A                        150,000    126,750
Overseas Shipholding Group, 7.500%, 2/15/2024                    155,000    153,838
Stena AB, 7.500%, 11/01/2013                                      45,000     43,763
                                                                         ----------
                                                                            438,273
                                                                         ----------

                                                             PRINCIPAL AMOUNT   VALUE (a)
-----------------------------------------------------------------------------------------

BONDS AND NOTES - CONTINUED

WIRELESS TELECOMMUNICATION SERVICES - 2.6%
Citizens Communications Co., 7.000%, 11/01/2025                     $  15,000 $    13,200
Citizens Communications Co., 9.000%, 8/15/2031                         20,000      20,275
MCI, Inc., 8.735%, 5/01/2014                                           45,000      50,175
Rogers Wireless, Inc., 6.375%, 3/01/2014                              205,000     206,025
Rogers Wireless, Inc., 7.250%, 12/15/2012                              50,000      52,875
                                                                              -----------
                                                                                  342,550
                                                                              -----------

WIRELINES - 5.9%
Cincinnati Bell Telephone Co., 6.300%, 12/01/2028                     135,000     125,212
Hanarotelecom, Inc., 7.000%, 2/01/2012, 144A                           95,000      93,761
L-3 Communications Corp., 6.375%, 10/15/2015, 144A                     25,000      25,188
Philippine Long Distance Telephone Co., 8.350%, 3/06/2017             150,000     155,062
Qwest Capital Funding, Inc., 6.375%, 7/15/2008                         25,000      24,438
Qwest Capital Funding, Inc., 7.000%, 8/03/2009                        135,000     131,962
Qwest Capital Funding, Inc., 7.625%, 8/03/2021                        140,000     122,500
US West Capital Funding, Inc., 6.875%, 7/15/2028                      115,000      94,588
                                                                              -----------
                                                                                  772,711
                                                                              -----------

TOTAL NON-CONVERTIBLE BONDS
 (Identified Cost $11,085,443)                                                 11,403,741
                                                                              -----------

CONVERTIBLE BONDS - 2.9%

AIRLINES - 0.0%
AMR Corp., 4.500%, 2/15/2024                                           10,000       6,913
                                                                              -----------

INDUSTRIAL OTHER - 0.1%
Incyte Corp., 3.500%, 2/15/2011                                        20,000      15,276
                                                                              -----------

PHARMACEUTICALS - 1.3%
Epix Pharmaceuticals, Inc., 3.000%, 6/15/2024                          10,000       7,625
Regeneron Pharmaceuticals, Inc., 5.500%, 10/17/2008                    40,000      37,900
Valeant Pharmaceuticals International, 3.000%, 8/16/2010               50,000      45,438
Valeant Pharmaceuticals International, 4.000%, 11/15/2013              85,000      77,031
                                                                              -----------
                                                                                  167,994
                                                                              -----------

TECHNOLOGY - 1.3%
Amkor Technology, Inc., 5.000%, 3/15/2007                              65,000      57,281
Kulicke & Soffa Industries, Inc., 0.500%, 11/30/2008                   50,000      36,937
Kulicke & Soffa Industries, Inc., 1.000%, 6/30/2010                    45,000      34,144
Maxtor Corp., 5.750%, 3/01/2012(e)                                     25,000      22,500
SCI Systems, Inc., 3.000%, 3/15/2007                                   15,000      14,438
                                                                              -----------
                                                                                  165,300
                                                                              -----------

WIRELINES - 0.2%
Level 3 Communications, Inc., 6.000%, 9/15/2009                        45,000      23,569
Level 3 Communications, Inc., 6.000%, 3/15/2010                        10,000       5,137
                                                                              -----------
                                                                                   28,706
                                                                              -----------

TOTAL CONVERTIBLE BONDS
 (Identified Cost $400,593)                                                       384,189
                                                                              -----------

TOTAL BONDS AND NOTES
 (Identified Cost $11,486,036)                                                 11,787,930
                                                                              -----------

PORTFOLIO OF INVESTMENTS - AS OF SEPTEMBER 30, 2005

                                                                        SHARES    VALUE (a)
-------------------------------------------------------------------------------------------

PREFERRED STOCKS - 1.0%

CONVERTIBLE PREFERRED STOCKS - 1.0%

CONSUMER PRODUCTS - 0.1%
Newell Financial Trust I, 5.250%                                           350 $    15,435
                                                                               -----------

ELECTRIC - 0.3%
AES Trust III, 6.750%                                                      775      36,968
                                                                               -----------

WIRELINES - 0.6%
Philippine Long Distance Telephone Co., $3.50             GDS            1,500      78,750
                                                                               -----------

TOTAL PREFERRED STOCKS
 (Identified Cost $122,939)                                                        131,153
                                                                               -----------

                                                              PRINCIPAL AMOUNT    VALUE (a)
-------------------------------------------------------------------------------------------

SHORT TERM INVESTMENTS - 9.4%
Tri-Party Repurchase Agreement with Fixed Income
Clearing Corporation, dated 9/30/05 at 1.750% to be
repurchased at $1,228,179 on 10/03/05, collateralized by
$1,290,000 U.S. Treasury Note, 3.375% due 9/15/09
with a value of $1,254,525 (Note 2g)                               $ 1,228,000   1,228,000
                                                                               -----------

TOTAL SHORT-TERM INVESTMENTS
 (Identified Cost $1,228,000)                                                    1,228,000
                                                                               -----------

TOTAL INVESTMENTS - 100.2%
 (Identified Cost $12,836,975)(b)                                               13,147,083
 Other Assets Less Liabilities--(0.2)%                                             (32,143)
                                                                               -----------

TOTAL NET ASSETS - 100%                                                        $13,114,940
                                                                               -----------


(a) See Note 2a of Notes to Financial Statements.
(b) Federal Tax Information: At September 30, 2005 the net unrealized appreciation on investments based on cost of $12,837,208 for federal income tax purposes was as follows:
    Aggregate gross unrealized appreciation for all investments in which there is an excess of value over
    tax cost                                                                                                        $ 496,448
    Aggregate gross unrealized depreciation for all investments in which there is an excess tax cost over
    value                                                                                                            (186,573)
                                                                                                                    ---------
    Net unrealized appreciation                                                                                     $ 309,875
                                                                                                                    ---------

(c) Step Bond: Coupon is zero or below market rate for an initial period and then increases at a specified date and rate.
(d) Variable rate security. The rate as of September 30, 2005 is disclosed.
(e) Illiquid Security. At September 30, 2005, the value of these securities amounted to $22,500 or 0.17% of total net assets.
(f) Non-income producing security due to default or bankruptcy filing.
(g) Became non-income producing as of October 8, 2005 due to bankruptcy filing. 144ASecurities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At September 30, 2005, the total value of these amounted to $1,885,705 or 14.38% of total net assets.
GDS Global Depository Shares is a certificate issued by a custodian bank representing the right to receive securities of the foreign issuer. The values of GDS's are significantly influenced by trading on exchanges not located in the United States.

HOLDINGS AT SEPTEMBER 30, 2005 AS A PERCENTAGE OF NET ASSETS (UNAUDITED)

Technology              11.9% Airlines                             3.0%
Electric                 9.3  Oil Field Services                   2.7
Automotive               6.9  Wireless Telecommunication Services  2.6
Wirelines                6.7  Media Cable                          2.3
Pipelines                5.0  Home Construction                    2.2
Paper                    4.8  Sovereigns                           2.1
Metals & Mining          4.2  Retailers                            2.1
Chemicals                3.9  Pharmaceuticals                      2.0
Independent/Energy       3.9  Other, less than 2% each            11.9
Transportation Services  3.3

                See accompanying notes to financial statements.

STATEMENT OF ASSETS AND LIABILITIES

SEPTEMBER 30, 2005


     ----------------------------------------------------------------------
     ASSETS
      Investments at cost                                      $ 12,836,975
      Net unrealized appreciation                                   310,108
                                                               ------------
        Investments at value                                     13,147,083
      Cash                                                            5,158
      Receivable for Fund shares sold                                93,450
      Receivable for securities sold                                 59,565
      Dividends and interest receivable                             199,286
                                                               ------------
         TOTAL ASSETS                                            13,504,542
                                                               ------------

     LIABILITIES
      Payable for securities purchased                              389,370
      Payable for foreign taxes                                         232
                                                               ------------
         TOTAL LIABILITIES                                          389,602
                                                               ------------
     NET ASSETS                                                $ 13,114,940
                                                               ------------
     Net Assets consist of:
      Paid-in capital                                          $ 12,653,248
      Undistributed net investment income                            80,795
      Accumulated net realized gain on investments                   70,789
      Net unrealized appreciation on investments                    310,108
                                                               ------------
     NET ASSETS                                                $ 13,114,940
                                                               ------------

     NET ASSET VALUE AND OFFERING PRICE
     INSTITUTIONAL SHARES:
      Net assets                                               $ 13,114,940
                                                               ------------
      Shares of beneficial interest                               1,249,278
                                                               ------------
      Net asset value, offering and redemption price per share $      10.50
                                                               ------------

                See accompanying notes to financial statements.

STATEMENT OF OPERATIONS

FOR THE YEAR ENDED SEPTEMBER 30, 2005


        ----------------------------------------------------------------
        INVESTMENT INCOME
        Dividends                                             $   6,176
        Interest                                                741,922
        Less foreign taxes withheld                                (926)
                                                              ---------
        Net investment income                                   747,172
                                                              ---------

        REALIZED AND UNREALIZED GAIN ON INVESTMENTS
        Realized gain on investments--net                        75,440
        Change in unrealized appreciation on investments--net    53,214
                                                              ---------
        Net realized and unrealized gain on investments         128,654
                                                              ---------

        NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS  $ 875,826
                                                              ---------

                See accompanying notes to financial statements.

STATEMENT OF CHANGES IN NET ASSETS


                                                                                   FOR THE PERIOD FROM
                                                                                     APRIL 13, 2004*
                                                                    YEAR ENDED           THROUGH
                                                                SEPTEMBER 30, 2005 SEPTEMBER 30, 2004
------------------------------------------------------------------------------------------------------
FROM OPERATIONS:
 Net investment income                                             $   747,172         $  277,366
 Net realized gain (loss) on investments                                75,440             (5,391)
 Change in unrealized appreciation on investments                       53,214            256,894
                                                                ------------------ -------------------
 Increase in net assets resulting from operations                      875,826            528,869
                                                                ------------------ -------------------
FROM DISTRIBUTIONS TO SHAREHOLDERS:
  NET INVESTMENT INCOME:
   Institutional Class                                                (722,198)          (220,805)
                                                                ------------------ -------------------
INCREASE IN NET ASSETS DERIVED FROM CAPITAL SHARES TRANSACTIONS      3,882,443          8,770,805
                                                                ------------------ -------------------
   Total increase in net assets                                      4,036,071          9,078,869

NET ASSETS
 Beginning of period                                                 9,078,869                 --
                                                                ------------------ -------------------
 End of period                                                     $13,114,940         $9,078,869
                                                                ------------------ -------------------
UNDISTRIBUTED NET INVESTMENT INCOME                                $    80,795         $   56,686
                                                                ------------------ -------------------

*Commencement of operations.

                See accompanying notes to financial statements.

FINANCIAL HIGHLIGHTS

                                   INCOME FROM INVESTMENT OPERATIONS               LESS DISTRIBUTIONS
                                  -------------------------------------  ----------------------------
                      Net asset               Net realized                 Dividends    Distributions
                       value,        Net     and unrealized Total from        from        from net
                      beginning   investment    gain on     investment   net investment   realized
                    of the period income(e)   investments   operations       income     capital gains
-----------------------------------------------------------------------------------------------------

INSTITUTIONAL CLASS
9/30/2005              $10.32       $0.78        $0.17        $0.95          $(0.77)         $--
9/30/2004(a)            10.00        0.33         0.25         0.58           (0.26)          --





(a) For the period April 13, 2004 (inception) through September 30, 2005.
(b) Periods less than one year are not annualized. (c) Loomis Sayles has agreed to pay, without reimbursement from the Fund, all expenses associated with the operating of the Fund. (d) Annualized for periods less than one year. (e) Per share net investment income has been calculated using the average shares outstanding during the period.

                See accompanying notes to financial statements.

                See accompanying notes to financial statements.

                                                  RATIOS TO AVERAGE NET ASSETS
--------------                                  ---------------------------------
              Net asset             Net assets,
                value,                end of      Net     Gross   Net investment Portfolio
    Total       end of     Total    the period  Expenses Expenses     income     turnover
distributions the period return%(b)    (000)     (%)(c)   (%)(c)      (%)(d)     rate (%)
------------------------------------------------------------------------------------------

   $(0.77)      $10.50      9.5       $13,115      --       --         7.40         22
    (0.26)       10.32      5.9         9,079      --       --         7.03         45

NOTES TO FINANCIAL STATEMENTS

SEPTEMBER 30, 2005


1. ORGANIZATION. Loomis Sayles Funds I (the "Trust") is organized as a Massachusetts business trust. The Trust is registered under the Investment Company Act of 1940 (the "1940 Act"), as amended, as an open-end investment management company. The Declaration of Trust permits the Board of Trustees to authorize the issuance of an unlimited number of shares of the Trust in multiple series (each such series is a "Fund"). Information presented in these financial statements pertains to Loomis Sayles High Income Opportunities Fund. The Fund offers Institutional Class Shares. The Fund's shares are offered exclusively to investors in "wrap fee" programs approved by IXIS Asset Management Advisors, L.P. ("IXIS Advisors"), formerly CDC IXIS Asset Management Advisers, L.P. and/or Loomis, Sayles & Company, L.P. ("Loomis Sayles") and to institutional advisory clients of IXIS Advisors or Loomis Sayles that, in each case, meet the Fund's policies as established by Loomis Sayles. The financial statements of the other Funds of the Trust are presented in separate reports.

2. SIGNIFICANT ACCOUNTING POLICIES. The following is a summary of significant accounting policies consistently followed by the Fund in preparation of its financial statements. The Fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States of America which require the use of management estimates that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

A. SECURITY VALUATION. Debt securities for which market quotations are readily available (other than short-term obligations with a remaining maturity of less than sixty days) are generally valued at market price, as reported by pricing services recommended by the investment adviser's pricing committee and approved by the Board of Trustees. Such pricing services generally use the most recent bid prices in the principal market in which such securities are normally traded. Broker-dealer bid quotations may also be used to value debt and equity securities where a pricing service does not price a security or where a pricing service does not provide a reliable price for the security. Equity securities for which market quotations are readily available are valued at market value, as reported by pricing services recommended by the investment adviser's pricing committee and approved by the Board of Trustees. Such pricing services generally use the security's last sale price on the exchange or market where primarily traded or, if there is no reported sale during the day, the closing bid price. Securities traded on the NASDAQ National Market are valued at the NASDAQ Official Closing Price ("NOCP"), or if lacking a NOCP, at the most recent bid quotation on the NASDAQ National Market. Short-term obligations with a remaining maturity of 60 days or less are valued at amortized cost, which approximates market value. Securities for which market quotations are not readily available (including restricted securities, if any) are valued at fair value as determined in good faith by the Fund's investment adviser using consistently applied procedures pursuant to the procedures approved by the Board of Trustees.

The Fund may hold securities traded in foreign markets. Foreign securities are valued at the market price in the foreign market. However, if events occurring after the close of the foreign market (but before the close of regular trading on the New York Stock Exchange) are believed to materially affect the value of those securities, such securities are fair valued pursuant to procedures approved by the Board of Trustees. When fair valuing its securities, the Fund may, among other things, use modeling tools or other processes that may take into account factors such as securities market activity and/or significant events that occur after the close of the foreign market and before the Fund calculates its net asset value.

B. SECURITY TRANSACTIONS AND RELATED INVESTMENT INCOME. Security transactions are accounted for on trade date. Dividend income is recorded on ex-dividend date, or in the case of certain foreign securities, as soon as the Fund is notified, and interest income is recorded on an accrual basis. Interest income is increased by the accretion of discount and decreased by the amortization of premium. Investment income is recorded net of foreign taxes withheld when applicable. In determining net gain or loss on securities sold, the cost of securities has been determined on an identified cost basis.

C. FOREIGN CURRENCY TRANSLATION. The books and records of the Fund are maintained in U.S. dollars. The value of securities, currencies and other assets and liabilities denominated in currencies other than U.S. dollars are translated into U.S. dollars based upon foreign exchange rates prevailing at the end of the period. Purchases and sales of investment securities, income and expenses are translated on the respective dates of such transactions.

Since the values of investment securities are presented at the foreign exchange rates prevailing at the end of the period, it is not practical to isolate that portion of the results of operations arising from changes in exchange rates from fluctuations arising from changes in market prices of the investment securities. Such changes are included with the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from sales of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, other than investment securities, at the end of the fiscal periods, resulting from changes in exchange rates.

The Fund may use foreign currency exchange contracts to facilitate transactions in foreign-denominated investments. Losses may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms. At September 30, 2005, there were no open foreign currency exchange contracts.

The Fund may purchase investments of foreign issuers. Investing in securities of foreign issuers involves special risks and considerations not typically associated with investing in U.S. companies and securities of the U.S. government. These risks include revaluation of currencies and the risk of appropriation. Moreover, the markets for securities of many foreign issuers may be less liquid and the prices of such securities may be more volatile than those of comparable U.S. companies and the U.S. government.

D. FORWARD FOREIGN CURRENCY CONTRACTS. Contracts to buy generally are used to acquire exposure to foreign currencies, while contracts to sell generally are used to hedge the Fund's investments against currency fluctuation. Also, a contract to buy or sell can offset a previous contract. These contracts involve market risk in excess of the unrealized gain or loss reflected in the Fund's Statement of Assets and Liabilities. The U.S. dollar value of the currencies the Fund has committed to buy or sell (if any) is shown in the portfolio composition under the caption "Forward Currency Contracts Outstanding." These amounts represent the aggregate exposure to each currency the Fund has acquired or hedged through currency contracts outstanding at period end.

All contracts are "marked-to-market" daily at the applicable exchange rates and any gains or losses are recorded for financial statement purposes as unrealized until settlement date. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. At September 30, 2005, there were no open forward currency contracts.

E. FEDERAL AND FOREIGN INCOME TAXES. The Trust treats the Fund as a separate entity for federal income tax purposes. The Fund intends to meet the requirements of the Internal Revenue Code applicable to regulated investment companies, and to distribute to its shareholders substantially all of its net investment income and any net realized capital gains at least annually. Accordingly, no provisions for federal income tax and excise taxes have been made. The Fund may be subject to foreign taxes on income and gains on investments that are accrued based upon the Fund's understanding of the tax rules and regulations that exist in the countries in which the Fund invests. Foreign governments may also impose taxes or other payments on investments with respect to foreign securities. Such taxes are accrued as applicable.

F. DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS. Dividends and distributions are recorded on ex-dividend date. The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations, which may differ from accounting principles generally accepted in the United States of America. Permanent differences are primarily due to differing treatments for book and tax purposes of items such as premium amortization accruals. Temporary differences between book and tax distributable earnings are primarily due to wash sales, defaulted bond accruals and premium amortization. Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications to capital accounts. Distributions from net investment income and short-term capital gains are considered to be ordinary income for tax purposes.

The tax character of distributions paid to shareholders during the years ended September 30, 2005 and 2004 were as follows:

         2005 DISTRIBUTIONS PAID FROM:    2004 DISTRIBUTIONS PAID FROM:
         -----------------------------    -----------------------------
        ORDINARY    LONG-TERM            ORDINARY   LONG-TERM
         INCOME   CAPITAL GAINS  TOTAL    INCOME  CAPITAL GAINS  TOTAL
        --------- ------------- -------- -------- ------------- --------
         $722,198      $--      $722,198 $220,805      $--      $220,805

SEPTEMBER 30, 2005


As of September 30, 2005, the components of distributable earnings on a tax basis were as follows:

              Undistributed ordinary income              $133,974
              Undistributed long-term capital gains        27,759
                                                         --------
              Total undistributed earnings                161,733
              Deferred net capital losses (post October)       --
              Unrealized appreciation                     309,875
                                                         --------
              Total accumulated earnings                 $471,608
                                                         --------

I. INDEMNIFICATIONS. Under the Fund's organizational documents, its officers and trustees are indemnified against certain liability arising out of the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts with service providers that contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. However, based on experience the Fund expects the risk of loss to be remote.

G. REPURCHASE AGREEMENTS. The Fund, through its custodian, receives delivery of the underlying securities collateralizing repurchase agreements. It is the Fund's policy that the market value of the collateral be at least equal to 102% of the repurchase price, including interest. The Fund's adviser is responsible for determining that the value of the collateral is at all times at least equal to 102% of the repurchase price, including interest. The repurchase agreements are tri-party arrangements whereby the collateral is held at the custodian bank in a segregated account for the benefit of the Fund and the counterparty. Repurchase agreements could involve certain risks in the event of default or insolvency of the counterparty including possible delays or restrictions upon the Fund's ability to dispose of the underlying securities.

3. PURCHASES AND SALES OF SECURITIES. For year ended September 30, 2005, purchases and sales of securities (excluding short-term investments and U.S. Government/Agency securities) were $5,347,921 and $2,081,380, respectively. Purchases and sales of U.S. Government/Agency securities (excluding short-term investments) were $0 and $0, respectively.

4. MANAGEMENT FEES AND OTHER TRANSACTIONS WITH AFFILIATES.

A. MANAGEMENT FEES. Loomis Sayles has agreed to pay, without reimbursement from the Fund or the Trust, the following expenses of the Fund: compensation to trustees of the Trust who are not "interested persons" (as defined in the 1940
Act) of the Trust; registration, filing and other fees in connection with requirements of regulatory authorities; the charges and expenses of any entity appointed by the Fund for custodial, paying agent, shareholder servicing and plan agent services; charges and expenses of the independent registered public accounting firm retained by the Fund; charges and expenses of any transfer agents and registrars appointed by the Fund; any cost of certificates representing shares of the Fund; legal fees and expenses in connection with the day-to-day affairs of the Fund, including registering and qualifying its shares with Federal and State regulatory authorities; expenses of meetings of shareholders and trustees of the Trust; the costs of services, including services of counsel, required in connection with the preparation of the Fund's registration statements and prospectuses, including amendments and revisions thereto, annual, semi-annual and other periodic reports of the Fund, and notices and proxy solicitation material furnished to shareholders of the Fund or regulatory authorities, and any costs of printing or mailing these items; and the Fund's expenses of bookkeeping, accounting, auditing and financial reporting, including related clerical expenses.

Loomis Sayles serves as investment adviser to the Fund. Under the terms of the management agreement, Loomis Sayles does not charge the Fund an investment advisory fee, also known as a management fee, or any other fee for those services or for bearing those expenses. Although the Fund does not compensate Loomis Sayles directly for services under the advisory agreement, Loomis Sayles will typically receive an advisory fee from the sponsors of "wrap programs," who in turn charge the programs participants.

Certain officers and employees of Loomis Sayles are also officers or Trustees of the Trust. Loomis Sayles' general partner is indirectly owned by IXIS Asset Management North America, L.P. ("IXIS North America"), formerly CDC IXIS Asset Management North America, L.P., IXIS North America is ultimately owned principally, directly or indirectly, by three large affiliated French financial services entities; the Caisse des Depots et Consignations ("CDC"), a public sector financial institution created by the French government in 1816, the Caisse Nationale des Caisses d'Epargne, a financial institution owned by CDC and by French regional savings banks known as the Caisses d'Espargne; and CNP Assurances, a large French life insurance company.

B. ADMINISTRATIVE FEES. During the period October 1, 2004 to December 31, 2004, IXIS Asset Management Services Company ("IXIS Services"), a wholly owned subsidiary of IXIS North America, performed certain administrative services for the Fund and subcontracted with State Street Bank and Trust Company ("State Street Bank"), to serve as sub-administrator. Effective January 3, 2005, IXIS Advisors, a wholly owned subsidiary of IXIS America, assumed responsibility for providing administrative services to the Fund. State Street Bank continues to serve as sub-administrator. Loomis Sayles has agreed to pay, without reimbursement from the Trust or Fund, fees to IXIS Services or IXIS Advisors for services to the Fund under each agreement.

C. TRANSFER AGENT FEES. IXIS Services serves as transfer and shareholder servicing agent for the Fund and has subcontracted with Boston Financial Data Services ("BFDS") to serve as sub-transfer agent. Loomis Sayles has agreed to pay, without reimbursement from the Trust or Fund, fees to IXIS Services for services to the Fund under this agreement.

Effective October 1, 2005, BFDS became the transfer and shareholder servicing agent for the Fund.

D. SERVICE AND DISTRIBUTION FEES. The Trust has entered into a distribution agreement with IXIS Asset Management Distributors, L.P. ("IXIS Distributors"), formerly CDC IXIS Asset Management Distributors, L.P., a wholly owned subsidiary of IXIS North America. Pursuant to this agreement, IXIS Distributors serves as principal underwriter of the Fund. The Distributor currently is not paid a fee for serving as Distributor for the Fund. Loomis Sayles has agreed to reimburse the Distributor to the extent the Distributor incurs expenses in connection with any redemption of Fund shares.

E. TRUSTEES FEES AND EXPENSES. The Trust does not pay any compensation directly to its officers or Trustees who are directors, officers or employees of Loomis Sayles, Loomis Sayles Distributors, IXIS Distributors, IXIS North America, IXIS Services, IXIS Advisors or their affiliates. Each Trustee who is an independent Trustee of the Loomis Sayles Funds Trusts (Loomis Sayles Funds I and Loomis Sayles Funds II) and the IXIS Advisor Funds Trusts (IXIS Advisor Funds Trust I, IXIS Advisor Funds Trust II, IXIS Advisor Funds Trust III, IXIS Advisor Cash Management Trust and IXIS Advisor Funds Trust IV), receives, in the aggregate, a retainer fee at the annual rate of $50,000 and meeting attendance fees of $5,000 for each meeting of the Board of Trustees attended. Each committee chairman receives an additional retainer fee at the annual rate of $7,000. Each committee member receives a meeting attendance fee of $3,750 per committee meeting that he or she attends. The co-chairmen of the Board each receive an additional annual retainer fee of $25,000. The retainer fees assume four Board or Committee meetings per year. These fees are allocated to the various series of the Loomis Sayles Funds Trusts and the IXIS Advisor Funds Trusts based on a formula that takes into account, among other factors, the relative net assets of each Fund. Trustees are reimbursed for travel expenses in connection with attendance at meetings. Loomis Sayles has agreed to reimburse the Trustees for the Fund's pro-rata portion of its Trustees' fees.

Effective October 1, 2005, the compensation schedule for independent Trustees will change. Each independent Trustee will receive a retainer fee at the annual rate of $55,000 and meeting attendance fees of $6,000 for each meeting of the Board of Trustees attended in person and $3,000 for each meeting of the Board of Trustees attended telephonically. Each co-chairman of the Board will receive an additional retainer fee at the annual rate of $25,000. Each committee chairman will receive an additional retainer fee at the annual rate of $10,000. Each committee member will receive a meeting attendance fee of $4,000 per committee meeting attended in person and $2,000 for each committee meeting attended telephonically. Loomis Sayles has agreed to reimburse the Trustees for the Fund's pro-rata portion of its Trustees' fees.

A deferred compensation plan (the "Plan") is available to the Trustees on a voluntary basis. Each participating Trustee will receive an amount equal to the value that such deferred compensation would have been had it been invested in the Fund or certain other series of the Loomis Sayles Funds Trusts or IXIS Advisor Funds Trusts on the normal payment date. Loomis Sayles has agreed to reimburse the Trustees for the Fund's pro-rata portion of its fees.

Additionally, the Board of Trustees has approved the use of Fund assets to pay a portion of the annual salary for 2005 of an employee at IXIS Advisors who supports the Funds' Chief Compliance Officer. For the year ended September 30, 2005, the Fund's portion of such expense was approximately $900. Loomis Sayles has agreed to reimburse the Trustees for the Fund's pro-rata portion of its fees.

5. LINE OF CREDIT. Prior to September 1, 2005, the Fund, together with certain other funds of the Loomis Sayles Funds Trusts, participated in a $25 million committed unsecured revolving line of credit provided by State Street Bank. Borrowings under the line of credit were to be made solely to temporarily finance the repurchase of capital shares. Interest was to be charged to each participating Fund based on its borrowings at a rate per annum equal to the Federal Funds rate plus 0.50%. In addition, a commitment fee of 0.09% per annum, payable at the end of each calendar quarter, was accrued and apportioned among the participating Funds based on their average daily unused portion of the line of credit. For the period ended August 31, 2005, the Fund had no borrowings under the agreement. Loomis Sayles had agreed to pay, without reimbursement from the Trust or Fund, such fees to State Street Bank.

SEPTEMBER 30, 2005


Effective September 1, 2005, the Fund, together with certain other Funds of the Loomis Sayles Funds Trusts and IXIS Advisor Funds Trusts, participate in a $75 million committed line of credit provided by State Street Bank. Borrowings under the line of credit are to be made solely to temporarily finance the repurchase of capital shares. Interest is charged to each participating Fund based on its borrowings at a rate per annum equal to the Federal Funds rate plus 0.50%. In addition, a commitment fee of 0.09% per annum, payable at the end of each calendar quarter, is accrued and apportioned among the participating Funds based on their average daily unused portion of the line of credit. For the period from September 1 through September 30, 2005, the Fund had no borrowings under this agreement. Loomis Sayles has agreed to pay, without reimbursement from the Trust or Fund, such fees to State Street Bank.

6. CAPITAL SHARES. The Fund may issue an unlimited number of shares of beneficial interest without par value. Transactions in capital shares were as follows:


                                           Year Ended          Period Ended
                                       September 30, 2005   September 30, 2004 (a)
                                      --------------------  ----------------------

                                        Shares     Amount   Shares      Amount
                                      --------  ----------  -------   ----------
 Issued from the sale of shares        332,020  $3,491,555  857,271   $8,550,000
 Issued in connection with
   the reinvestment of distributions    66,024     693,068   22,382      220,805
 Redeemed                              (28,419)   (302,180)      --           --
                                       -------  ----------  --------- ------------
 Net change                            369,625  $3,882,443  879,653   $8,770,805
                                       -------  ----------  --------- ------------

(a) From April 13, 2004, commencement of operations.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Trustees of Loomis Sayles Funds I and Shareholders of Loomis Sayles High Income Opportunities Fund:

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the Loomis Sayles High Income Opportunities Fund, a series of Loomis Sayles Funds I ("the Fund"), at September 30, 2005, and the results of its operations, the changes in its net assets and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at September 30, 2005 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.


PricewaterhouseCoopers LLP
Boston, Massachusetts
November 23, 2005

2005 U.S. TAX DISTRIBUTION INFORMATION TO SHAREHOLDERS (UNAUDITED)

QUALIFIED DIVIDEND INCOME. For the fiscal year ended September 30, 2005, the Loomis Sayles High Income Opportunities Fund will designate up to the maximum amount allowable pursuant to the Internal Revenue Code, as qualified dividend income eligible for reduced tax rates. These lower rates range from 5% to 15% depending on an individual's tax bracket. If the fund pays a distribution during calendar year 2005, complete information will be reported in conjunction with Form 1099-DIV.

ADDITIONAL INFORMATION

SHAREHOLDER MEETINGS (UNAUDITED)

At a special shareholders' meeting held on June 2, 2005, shareholders of Loomis Sayles Funds I, of which the Loomis Sayles High Income Opportunities Fund is a series, voted for the following proposals:

1. Election of Trustees for Loomis Sayles Funds I ("Trust I")

                                          Votes
                          Votes For      Withheld      Total Votes
                       --------------- ------------- ---------------
Graham T. Allison, Jr. 347,025,779.284 4,735,065.448 351,760,844.732
Edward A. Benjamin     346,930,115.794 4,830,728.938 351,760,844.732
Daniel M. Cain         347,183,613.372 4,577,231.360 351,760,844.732
Paul G. Chenault       346,203,202.638 5,557,642.094 351,760,844.732
Kenneth J. Cowan       346,241,626.349 5,519,218.383 351,760,844.732
Richard Darman         347,067,297.262 4,693,547.470 351,760,844.732
Sandra O. Moose        347,038,363.631 4,722,481.101 351,760,844.732
John A. Shane          346,222,682.010 5,538,162.722 351,760,844.732
Charles D. Baker       347,063,088.707 4,697,756.025 351,760,844.732
Cynthia L. Walker      347,100,786.272 4,660,058.460 351,760,844.732
Robert J. Blanding     347,078,637.142 4,682,207.590 351,760,844.732
John T. Hailer         347,043,417.083 4,717,427.649 351,760,844.732

2. Approval of an Amended and Restated Agreement and Declaration of Trust for Trust I

                                Abstained       Broker
   Voted For    Voted Against     Votes        Non-Votes      Total Votes
--------------- ------------- ------------- --------------- ---------------
215,088,492.394 3,939,453.029 6,414,873.936 142,944,516.000 368,387,335.359

With respect to this proposal, the meeting was adjourned to June 22, 2005 due to insufficient votes to pass the proposal.

TRUSTEE AND OFFICER INFORMATION

The table below provides certain information regarding the Trustees and officers of Loomis Sayles Funds I (the "Trust"). Unless otherwise indicated, the address of all persons below is 399 Boylston Street, Boston, MA 02116. The Statements of Additional Information include additional information about the Trustees of the Trust and are available by calling Loomis Sayles at 800-343-2029.

                       POSITION(S) HELD WITH
                       THE TRUST, LENGTH OF                                                NUMBER OF PORTFOLIOS IN FUND
                          TIME SERVED AND             PRINCIPAL OCCUPATION(S)                COMPLEX OVERSEEN*** AND
NAME AND DATE OF BIRTH    TERM OF OFFICE*              DURING PAST 5 YEARS**                 OTHER DIRECTORSHIPS HELD
---------------------------------------------------------------------------------------------------------------------------

INDEPENDENT TRUSTEES
Graham T. Allison, Jr.  Trustee, since 2003  Douglas Dillon Professor and Director of  38; Director, Taubman Centers,
(3/23/40)                 Contract Review    the Belfer Center of Science and          Inc. (real estate investment trust);
                          and Governance     International Affairs, John F. Kennedy    Advisory Board Member, USEC
                             Committee       School of Government, Harvard             Inc. (energy supplier)
                              Member         University

Charles D. Baker        Trustee, since 2005  President and Chief Executive Officer,    38; None
(11/13/56)                Contract Review    Harvard Pilgrim Health Care (health plan)
                          and Governance
                             Committee
                              Member

Edward A. Benjamin      Trustee, since 2002  Retired                                   38; Director, Coal, Energy
(5/30/38)                 Contract Review                                              Investments & Management,
                          and Governance                                               LLC; Director, Precision Optics
                             Committee                                                 Corporation (optics manufacturer)
                              Member

Daniel M. Cain         Trustee, since 2003;  President and Chief Executive Officer,    38; Trustee, Universal Health
(2/24/45)                 Co-Chairman of     Cain Brothers & Company, Incorporated     Realty Income Trust; Director,
                            the Board,       (investment banking)                      Sheridan Healthcorp (physician
                            since 2004                                                 practice management)
                          Chairman of the
                          Audit Committee

Paul G. Chenault        Trustee, since 2002  Retired; Trustee, First Variable Life     38; Director, Mailco Office
(9/12/33)                 Contract Review    (variable life insurance)                 Products, Inc. (mailing
                          and Governance                                               equipment)
                             Committee
                              Member

Kenneth J. Cowan       Trustee, since 2003;  Retired                                   38; None
(4/5/32)                  Co-Chairman of
                            the Board,
                            since 2004
                          Chairman of the
                          Contract Review
                          and Governance
                             Committee

Richard Darman          Trustee, since 2003  Partner, The Carlyle Group (investments); 38; Director and Chairman of the
(5/10/43)                 Contract Review    formerly, Professor, John F. Kennedy      Board of Directors, AES
                          and Governance     School of Government, Harvard             Corporation (independent power
                             Committee       University                                company); Chairman of the
                              Member                                                   Smithsonian National Museum of
                                                                                       American History; Trustee,
                                                                                       Howard Hughes Medical Institute

                        POSITION(S) HELD WITH
                        THE TRUST, LENGTH OF                                                NUMBER OF PORTFOLIOS IN FUND
                           TIME SERVED AND             PRINCIPAL OCCUPATION(S)                 COMPLEX OVERSEEN*** AND
NAME AND DATE OF BIRTH     TERM OF OFFICE*              DURING PAST 5 YEARS**                 OTHER DIRECTORSHIPS HELD
----------------------------------------------------------------------------------------------------------------------------
Sandra O. Moose          Trustee, since 2003  President, Strategic Advisory Services     38; Director, Verizon
(2/17/42)                  Audit Committee    (management consulting); formerly,         Communications; Director, Rohm
                               Member         Senior Vice President and Director, The    and Haas Company (specialty
                                              Boston Consulting Group, Inc.              chemicals); Director, AES
                                              (management consulting)                    Corporation

John A. Shane            Trustee, since 2003  President, Palmer Service Corporation      38; Director, Gensym Corporation
(2/22/33)                  Contract Review    (venture capital organization)             (software and technology services
                           and Governance                                                provider); Director, Abt Associates
                              Committee                                                  Inc. (research and consulting firm)
                               Member

Cynthia L. Walker        Trustee, since 2005  Dean for Finance and CFO (formerly,        38; None
(7/25/56)                  Audit Committee    Associate Dean for Finance & CFO),
                               Member         Harvard Medical School

INTERESTED TRUSTEES
Robert J. Blanding/1/    Trustee, since 2002  President, Chairman, Director and Chief    38; None
(4/14/47)                President and Chief  Executive Officer, Loomis, Sayles &
555 California Street   Executive Officer of  Company, L.P.
San Francisco, CA 94104     Loomis Sayles
                               Funds I

John T. Hailer/2/        Trustee, since 2003  President and Chief Executive Officer,     38; None
(11/23/60)                 Executive Vice     IXIS Asset Management Distributors,
                            President of      L.P.; President and Chief Executive
                            Loomis Sayles     Officer, IXIS Advisor Funds
                         Funds I, since 2003

OFFICERS
Coleen Downs Dinneen      Secretary, Clerk    Senior Vice President, General Counsel,    Not Applicable
(12/16/60)                 and Chief Legal    Secretary and Clerk (formerly, Deputy
                         Officer, since 2004  General Counsel, Assistant Secretary and
                                              Assistant Clerk) IXIS Asset Management
                                              Distribution Corporation, IXIS Asset
                                              Management Distributors, L.P. and IXIS
                                              Asset Management Advisors, L.P.

Michael C. Kardok       Treasurer, Principal  Senior Vice President, IXIS Asset          Not Applicable
(7/17/59)                   Financial and     Management Advisors, L.P. and IXIS
                         Accounting Officer,  Asset Management Distributors, L.P.;
                             since 2004       formerly, Senior Director, PFPC Inc.

Max J. Mahoney               Anti-Money       Senior Vice President, Deputy General      Not Applicable
(5/1/62)                 Laundering Officer   Counsel, Assistant Secretary and Assistant
                            and Assistant     Clerk, IXIS Asset Management
                             Secretary,       Distribution Corporation, IXIS Asset
                             since 2005       Management Distributors, L.P. and IXIS
                                              Asset Management Advisors, L.P.; Chief
                                              Compliance Officer, IXIS Asset
                                              Management Advisors, L.P.; formerly,
                                              Senior Counsel, MetLife, Inc.; formerly,
                                              Associate Counsel, LPL Financial Services,
                                              Inc.

                       POSITION(S) HELD WITH
                       THE TRUST, LENGTH OF                                             NUMBER OF PORTFOLIOS IN FUND
                          TIME SERVED AND             PRINCIPAL OCCUPATION(S)             COMPLEX OVERSEEN*** AND
NAME AND DATE OF BIRTH    TERM OF OFFICE*              DURING PAST 5 YEARS**              OTHER DIRECTORSHIPS HELD
--------------------------------------------------------------------------------------------------------------------
John E. Pelletier         Chief Operating    Executive Vice President and Chief         Not Applicable
(6/24/64)               Officer, since 2004  Operating Officer (formerly, General
                                             Counsel, Secretary and Clerk), IXIS Asset
                                             Management Distributors, L.P. and IXIS
                                             Asset Management Advisors, L.P.;
                                             Executive Vice President (formerly, Senior
                                             Vice President, General Counsel, Secretary
                                             and Clerk), IXIS Asset Management
                                             Distribution Corporation; formerly,
                                             Director IXIS Asset Management Services
                                             Company

Daniel J. Fuss            Executive Vice     Vice Chairman and Director, Loomis,        Not Applicable
(9/27/33)                   President,       Sayles & Company, L.P.; Prior to 2002,
One Financial Center        since 2003       President and Trustee of Loomis Sayles
Boston, MA 02111                             Funds II

Kristin Vigneaux         Chief Compliance    Chief Compliance Officer for Mutual        Not Applicable
(9/25/69)               Officer, since 2004  Funds, IXIS Asset Management
                                             Distributors, L.P. and IXIS Asset
                                             Management Advisors, L.P.; formerly,
                                             Vice President, IXIS Asset Management
                                             Services Company

*The year provided is the earliest year during which a Trustee was elected or appointed to the Trust. All Trustees serve until retirement, resignation or removal from the Board. The current retirement age is 72, but was suspended for the calendar year 2006. At a meeting held on August 26, 2005, the Trustees voted to lift the suspension of the retirement policy but to designate 2006 as a transition period so that any Trustees who are currently 72 or older or who reach age 72 during the remainder of 2005 or in 2006 will not be required to retire until the end of calendar year 2006.
**Each person listed above, except as noted, holds the same position(s) with the IXIS Advisor and Loomis Sayles Trusts. Previous positions during the past five years with IXIS Asset Management Distributors, L.P. (the "Distributor"), IXIS Asset Management Advisors, L.P. ("IXIS Advisors"), IXIS Asset Management Services Company ("IXIS Services") or Loomis, Sayles & Company, L.P. ("Loomis Sayles") are omitted if not materially different from a trustee's or officer's current position with such entity.
***The Trustees of the Trusts serve as Trustees of a fund complex that includes all series of IXIS Advisor Funds Trust I, IXIS Advisor Funds Trust II, IXIS Advisor Funds Trust III, IXIS Advisor Funds Trust IV, IXIS Advisor Cash Management Trust, AEW Real Estate Income Fund, Loomis Sayles Funds I and Loomis Sayles Funds II.
/1/Mr. Blanding is deemed an "interested person" of the Trust because he holds the following positions with affiliated persons of the Trust: President, Chairman, Director and Chief Executive Officer of Loomis, Sayles & Company, L.P.
/2/Mr. Hailer is deemed an "interested person" of the Trust because he holds the following positions with affiliated persons of the Trust: Director and Executive Vice President of IXIS Asset Management Distribution Corporation, President and Chief Executive Officer of IXIS Asset Management Advisors, L.P.

Item 2. Code of Ethics.

The Registrant has adopted a code of ethics that applies to the Registrant's principal executive officer, principal financial officer and persons performing similar functions.

Item 3. Audit Committee Financial Expert.

The Board of Trustees of the Registrant has established an audit committee. As of the date hereof, Ms. Cynthia L. Walker, and Mr. Daniel M. Cain, both members of the audit committee, have been designated as `audit committee financial experts" by the Board of Trustees. Each of these individuals is also an Independent Trustee of the Registrant.

Item 4. Principal Accountant Fees and Services.

Fees paid to Principal Accountant by the Fund.

The table below sets forth fees billed by the principal accountant, PricewaterhouseCoopers LLP, for the past two fiscal years for professional services rendered in connection with a) the audit of the Registrant's annual financial statements and services provided in connection with regulatory filings; b) audit-related services (including services that are reasonably related to the performance of the audit of the Registrant's financial statements and but not reported under "Audit Fees"); c) tax compliance, tax advice and tax planning and d) all other fees billed for professional services rendered by the principal accountant to the Trust, other than the services provided reported as a part of (a) through (c) of this Item.

                               Audit fees      Audit-related fees/1/     Tax fees/2/    All other fees
                         --------------------  --------------------- ------------------ --------------
                            2004      2005        2004         2005    2004      2005    2004    2005
                         ---------  ---------  ----------     ------ --------  -------- ------  ------
Loomis Sayles Funds I    $ 284,000  $ 219,880  $   15,000        --  $ 60,200  $ 10,714    --      --

1. The audit-related fees are related to the performance of agreed-upon procedures relating to the Registrant's semiannual financial statements.
2. The tax fees consist of a review of the Registrant's tax returns (2004) and year-end shareholder reporting (2005).

Aggregate fees billed to the Registrant for non-audit services during 2004 and 2005 were $75,200 and $10.714, respectively.

Fees paid to Principal Accountant By Adviser and Control Affiliates.

The following table sets forth the non-audit services provided by the Trust's principal accountant to Loomis, Sayles & Company, L.P. and entities controlling, controlled by or under common control with Loomis, Sayles & Company, L.P. that provide ongoing services to the Trust ("Control Affiliates") for the last two fiscal years.

                    Audit-related fees     Tax fees       All other fees
                    ------------------  ---------------  ------------------
                       2004     2005     2004    2005      2004     2005
                    --------  --------  ------ --------  --------  --------
Control Affiliates  $ 63,600  $ 97,600      -- $ 76,740  $ 54,400  $ 69,450

Aggregate fees billed to Control Affiliates for non-audit services during 2004 and 2005 were $118,000 and $243,790, respectively.

None of the audit-related, tax and other services provided by the Registrant's principal accountant were approved by the Audit Committee pursuant to paragraph
(c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

Audit Committee Pre Approval Policies.

     Annually, the Registrant's Audit Committee reviews the audit, audit-related, tax and other non-audit services together with the projected fees, for services proposed to be rendered to the Trust and/or other entities for which pre-approval is required during the upcoming year. Any subsequent revisions to already pre-approved services or fees (including fee increases) and requests for pre-approval of new services would be presented for consideration quarterly as needed.

     If, in the opinion of management, a proposed engagement by the Registrant's independent accountants needs to commence before the next regularly scheduled Audit Committee meeting, any member of the Audit Committee who is an independent Board member is authorized to pre-approve the engagement, but only for engagements to provide audit, audit related and tax services. This approval is subject to review of the full Audit Committee at its next quarterly meeting. All other engagements require the approval of all the members of the audit committee.

Item 5. Audit Committee of Listed Registrants.

Not applicable

Item 6. Schedule of Investments.

Included as part of the Report to Shareholders filed as Item 1 herewith.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable

Item 8. Portfolio Managers of Closed-End Management Investment Companies

Not applicable

Item 9. Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers.

Not applicable

Item 10. Submission of Matters to a Vote of Securities Holders.

There were no material changes to the procedures by which shareholders may recommend nominees to the Registrant's Board of Trustees.

Item 11. Controls and Procedures.

The Registrant's principal executive officer and principal financial officer have concluded that the Registrant's disclosure controls and procedures are sufficient to ensure that information required to be disclosed by the Registrant in this Form N-CSR was recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission's rules and forms, based upon such officers' evaluation of these controls and procedures as of a date within 90 days of the filing date of the report.

There were no changes in the Registrant's internal control over financial reporting that occurred during the Registrant's last fiscal quarter of the period covered by the report that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Exhibits.

     (a) (1) Code of Ethics required by Item 2 hereof, filed herewith as exhibit (a)(1)
     (a) (2) Certifications of Principal Executive Officer and Principal Financial Officer pursuant to 30a-2 under the Investment Company Act of 1940 (17 CFR 270.30a-2), as herewith as exhibit (a)(2)(1) and a(2)(2), respectively
     (a)  (3)  Not applicable.
     (b) Certifications of Principal Executive Officer and Principal Financial Officer pursuant to Section 906 of Sarbanes-Oxley Act of 2002 are filed herewith as Exhibit (b).

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                    Loomis Sayles Funds I

                                    By: /s/ Robert J. Blanding

                                    Name:  Robert J. Blanding
                                    Title: President and Chief Executive Officer
                                    Date:  November 28, 2005

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

                                    By: /s/ Robert J. Blanding

                                    Name:  Robert J. Blanding
                                    Title: President and Chief Executive Officer
                                    Date:  November 28, 2005


                                    By: /s/ Michael C. Kardok

                                    Name:  Michael C. Kardok
                                    Title: Treasurer
                                    Date:  November 28, 2005